UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Address of principal executive offices) (Zip code)

Daniel D. O’Neill

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

(Name and address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor New  York, New York 10019 www.direxionshares.com

Direxion All Cap Insider Sentiment Shares

Direxion Large Cap Insider Sentiment Shares

Direxion S&P 1500® DRRC Index Volatility Response Shares

Direxion S&P 500® DRRC Index Volatility Response Shares

Direxion S&P Latin America 40 DRRC Index Volatility Response Shares

Direxion NASDAQ-100® Equal Weighted Index Shares

1X BEAR FUNDS

SECTOR FUNDS

Direxion Daily Total Market Bear 1X Shares

FIXED INCOME FUNDS

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the “ETFs”) includes the Direxion All Cap Insider Sentiment Shares, Direxion Large Cap Insider Sentiment Shares, Direxion S&P 1500® DRRC Index Volatility Response Shares, Direxion S&P 500® DRRC Index Volatility Response Shares, Direxion S&P Latin America 40 DRRC Index Volatility Response Shares and the Direxion NASDAQ-100® Equal Weighted Index Shares (collectively, the “Non-Leveraged ETFs”). In addition, this report includes the Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares and the Direxion Daily Total Bond Market Bear 1X Shares (collectively, the “Bear ETFs”). Unless specified in below discussion, this report covers the period from November 1, 2011 to October 31, 2012, (the “Annual Period”).

Market Commentary

The Annual Period was largely characterized by sizable gains in equities, rallying risk assets and declining interest rates. All occurred despite a backdrop of mixed economic signals, the tumult of a U.S. Presidential election year and continued international concern over Europe’s sovereign debt issues. The U.S. unemployment rate continued to trend downward, but choppy data in labor force participation and discrepancies between the household and business surveys collected by the Bureau of Labor Statistics to produce the monthly Jobs Reports, caused disagreement amongst economists on the quality of the improvements in the labor market and added an air of uncertainty to domestic recovery. There were signs of strength in the housing market as home sales increased, but on a national level prices remained too depressed to be a strong driver of GDP growth. Most European markets gained less than their U.S counterparts, reflecting the ongoing crisis associated with high public budget deficits and fiscal concerns across the region. Major equity benchmarks in the Eurozone diverged over the period, with Germany serving as the notable bright spot, while France and the UK also benefitted from rising asset valuations. Conversely, equity markets were weak in Italy, Spain, Ireland and Greece. Emerging market equities did not provide investors with rewards as generous as several of these developed markets, as Brazil, Russia, and India faced a combination of threats in the form of volatility in foreign currency exchange markets and a pullback in commodity prices that began in late March. U.S. government bond prices rose despite starting the period with historically low interest rates. The yield on the 10 Year Treasury Note began the period at just 2.1%, but still managed to fall below 1.4% in late July, and ending the period at 1.7% as the Federal Reserve reinforced its pledge to keep comparable rates through at mid-2015. In Europe, Germany remained the safe haven for bond investors, although yields on government paper throughout the region declined by the end of the period.

Factors Affecting Performance of Non-Leverage ETFs:

—

Benchmark Performance – The performance of each ETF’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Commentary section above.

—

Optimized Baskets – The Direxion S&P 1500® DRRC Index Volatility Response Shares, Direxion S&P 500® DRRC Index Volatility Response Shares and Direxion S&P Latin America 40 DRRC Index Volatility Response Shares hold baskets of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, these ETFs may hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

—

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be larger than many traditional index funds’ fees which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

4	DIREXION ANNUAL REPORT

—

Volatility – In periods of high volatility, the Direxion S&P 1500® DRRC Index Volatility Response Shares, Direxion S&P 500® DRRC Index Volatility Response Shares and Direxion S&P Latin America 40 DRRC Index Volatility Response Shares will rebalance their portfolios and decrease exposure to equity securities and increase the amount of the portfolio held in U.S. Treasury Bills. This decreased exposure to equity securities means these ETFs would not be expected to gain the full benefit of a rising equity market if such a market occurred during a period of high volatility.

Non-Leveraged ETFs Performance

The following discussion relates to the performance of the Non-Leveraged ETFs for the Annual Period. These ETFs seek to match, after expenses, the return of a benchmark through time. For these ETFs, the benchmark performance for the period is the standard against which they should be evaluated. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

The Direxion All Cap Insider Sentiment Shares seeks to match, after expenses, the return of the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index. The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly traded companies in the S&P 1500® Index as determined by the Index provider. The Index attempts to reflect positive sentiment among those “insiders” closest to a company’s financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the period of December 8, 2011 (commencement of operations) to October 31, 2012, the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index returned 11.60%, while the Direxion All Cap Insider Sentiment Shares returned 11.94%.

The Direxion Large Cap Insider Sentiment Shares seeks to match, after expenses, the return of the Sabrient Large-Cap Insider/Analyst Quant-Weighted Index. The Sabrient Large-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly traded companies in the S&P 500® Index as determined by the Index provider. The Index attempts to reflect positive sentiment among those “insiders” closest to a company’s financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the period of December 8, 2011 (commencement of operations) to October 31, 2012, the Sabrient Large-Cap Insider/Analyst Quant-Weighted Index returned 6.83%, while the Direxion Large Cap Insider Sentiment Shares returned 7.43%.

The Direxion S&P 1500® DRRC Index Volatility Response Shares seeks to match, after expenses, the return of the S&P Composite 1500® Dynamic Rebalancing Risk Control Index. The S&P Composite 1500® Dynamic Rebalancing Risk Control Index is designed to respond to the volatility of the S&P 1500® Index. The S&P 1500® Index measures the large capitalization segment of the domestic equity market, composed of stocks of the 500 domestic companies with the largest capitalization. The Index employs a sophisticated methodology designed to attempt to control the Index’s risk level by establishing a specific volatility level target that adjusts the Index’s components among an allocation to equity and fixed income securities, including U.S. Treasury Bills. For the period of January 11, 2012 (commencement of operations) to October 31, 2012, the S&P Composite 1500® Dynamic Rebalancing Risk Control Index returned 7.41%, while the Direxion S&P 1500® DRRC Index Volatility Response Shares returned 6.78%.

The Direxion S&P 500® DRRC Index Volatility Response Shares seeks to match, after expenses, the return of the S&P 500® Dynamic Rebalancing Risk Control Index. The S&P 500® Dynamic Rebalancing Risk Control Index is designed to respond to the volatility of the S&P 500® Index. The S&P 500® Index measures the large capitalization segment of the domestic equity market, composed of stocks of the 500 domestic companies with the largest capitalization. The Index employs a sophisticated methodology designed to attempt to control the Index’s risk level by establishing a specific volatility level target that adjusts the Index’s components among an allocation to equity and fixed income securities, including U.S. Treasury Bills. For the period of January 11, 2012 (commencement of operations) to October 31, 2012, the S&P 500® Dynamic Rebalancing Risk Control Index returned 8.25%, while the Direxion S&P 500® DRRC Index Volatility Response Shares returned 7.50%.

The Direxion S&P Latin America 40 DRRC Index Volatility Response Shares seeks to match, after expenses, the return of the S&P Latin America 40 Dynamic Rebalancing Risk Control Index. The S&P Latin America 40 Dynamic Rebalancing Risk

DIREXION ANNUAL REPORT	5

Control Index is designed to respond to the volatility of the S&P Latin America 40 Index. The S&P Latin America 40 Index measures the large capitalization segment of the domestic equity market, composed of stocks of the 500 domestic companies with the largest capitalization. The Index employs a sophisticated methodology designed to attempt to control the Index’s risk level by establishing a specific volatility level target that adjusts the Index’s components among an allocation to equity and fixed income securities, including U.S. Treasury Bills. For the period of January 11, 2012 (commencement of operations) to October 31, 2012, the S&P Latin America 40 Dynamic Rebalancing Risk Control Index returned -4.08%, while the Direxion S&P Latin America 40 DRRC Index Volatility Response Shares returned -6.07%.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks to match, after expenses, the return of the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The index is rebalanced quarterly in March, June, September and December. For the period of March 21, 2012 (commencement of operations) to October 31, 2012, the NASDAQ-100® Equal Weighted Index returned -6.30%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned -6.24%.

Factors Affecting Performance of Bear ETFs:

—

Benchmark Performance – The daily performance of each ETF’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Commentary section.

—

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily returns of an underlying index. Over periods longer than a single day, a ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt a ETF’s performance while trending, low volatility markets enhance a ETF’s performance.

—

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR[1] minus a spread as applied to the borrowed portion of the ETF’s exposure. Because LIBOR is very low, a Bear ETF receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

—	Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis.

—

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be larger than many traditional index funds’ fees which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance

The next discussion relates to the performance of the Bear ETFs for the Annual Period. The Bear ETFs seek to provide a daily return of -100% of the daily return of a particular benchmark, meaning that the Bear ETFs attempt to move in the opposite or inverse of the benchmark.

In seeking to achieve each Bear ETFs daily investment results, Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) uses statistical and quantitative analysis to determine the investments each Bear ETF makes and the techniques it employs. Rafferty relies upon a pre-determined investment model to generate orders resulting in repositioning each Bear ETF’s investment in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily

6	DIREXION ANNUAL REPORT

returns consistent with a Bear ETF’s objective. As a consequence, if a Bear ETF is performing as designed, the return of the benchmark will dictate the return of that ETF. Each Bear ETF pursues its investment objectives regardless of market conditions and does not take defensive positions.

The Bear ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the inverse ETFs and intend to actively monitor and mange their investments.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each Bear ETF seeks daily investment results of its relevant benchmark, a comparison of the annual return of the Bear ETF to the relevant benchmark tells you little about whether a Bear ETF has met its investment objective. To determine if the Bear ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant underlying index. The models and a description of how they work are available on the Direxion Shares website (www.direxionshares.com) under Tools/Tracking Center. The models do not take into account the size of a Bear ETF, the Bear ETF’s expense ratio or any transaction or trading fees associated with creating or maintaining a Bear ETF’s portfolio. A brief comparison of the actual returns versus the expected returns for each of the Bear ETFs during the Annual Period follows below.

The Direxion Daily Total Market Bear 1x Shares seeks to provide -100% of the daily return of the MSCI U.S. Broad Market Index. The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. This index targets for inclusion 99.5% of the capitalization of the U.S. equity market. The MSCI U.S. Broad Market Index is the aggregation of the MSCI U.S. Investible Market 2500 which targets for inclusion 2,500 companies representing the investible universe of the U.S. equity market, and the MSCI U.S. Micro Cap Index, which targets for inclusion approximately the bottom 1.5% of the U.S. equity market capitalization. For the Annual Period, the MSCI U.S. Broad Market Index returned 14.78%. The Direxion Daily Total Market Bear 1x Shares returned -15.64%. The model indicated an expected return of -15.07% for the Direxion Daily Total Market Bear 1x Shares.

The Direxion Daily 7-10 Year Treasury Bear 1x Shares seeks to provide -100% of the daily return of the NYSE 7-10 Year Treasury Index. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 7-10 Year Treasury Bond Index returned 6.29%. The Direxion Daily 7-10 Year Treasury Bear 1x Shares returned -7.24%. The model indicated an expected return of -6.20% for the Direxion Daily 7-10 Year Treasury Bear 1x Shares.

The Direxion Daily 20+ Year Treasury Bear 1x Shares seeks to provide -100% of the daily return of the NYSE 20 Year Plus Treasury Index. The NYSE 20+ Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 20 plus year maturity range of the U.S. Treasury bond market. The Index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 20+ Year Treasury Bond Index returned 9.89%. The Direxion Daily 20+Year Treasury Bear 1x Shares returned -11.94%. The model indicated an expected return of -11.09% for the Direxion Daily 20+ Year Treasury Bear 1x Shares.

The Direxion Daily Total Bond Market Bear 1x Shares seeks to provide -100% of the daily return of the Barclays Capital U.S. Aggregate Bond Index. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, and fixed-rate taxable bond market; including Treasuries, government-related securities, corporate securities, Mortgage Backed Securities, Asset Backed Securities, and Commercial Mortgage Backed Securities. For the Annual Period, the Barclays Capital U.S. Aggregate Bond Index returned 5.25%. The Direxion Daily Total Bond Market Bear 1x Shares returned -5.34%. The model indicated an expected return of -5.06% for the Direxion Daily Total Bond Market Bear 1x Shares.

DIREXION ANNUAL REPORT	7

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Daniel O’Neill

President

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs’ statutory and summary prospectus. To obtain a prospectus, please visit www.direxionshares.com or call 1-866-476-7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified funds.

Short-term performance, in particular, is not a good indication of the ETF’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF’s prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs’ investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. Increased portfolio turnover may result in higher transaction costs and capital gains. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the ETF Manager as of October 31, 2012 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs’ present investment methodology and do not constitute investment advice.

8	DIREXION ANNUAL REPORT

Direxion All Cap Insider Sentiment Shares

Performance Summary

December 8, 20111—October 31, 2012 (Unaudited)

Total Return[2] Since Inception
Direxion All Cap Insider Sentiment Shares (NAV)	11.94%
Direxion All Cap Insider Sentiment Shares (Market Price)	10.94%
Sabrient Multi Cap Insider/Analyst Quant-Weighted Index	11.60%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.69%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500 Index. The Index reflects positive sentiment among those “insiders” closest to a company’s financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company.

Market Exposure

The fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	9

Direxion Large Cap Insider Sentiment Shares

Performance Summary

December 8, 20111—October 31, 2012 (Unaudited)

Total Return[2] Since Inception
Direxion Large Cap Insider Sentiment Shares (NAV)	7.43%
Direxion Large Cap Insider Sentiment Shares (Market Price)	8.50%
Sabrient Large-Cap Insider/Analyst Quant-Weighted Index	6.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.69%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Sabrient Large-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly traded companies in the S&P 500 Index. The Index reflects positive sentiment among those “insiders” closest to a company’s financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company.

Market Exposure

The fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

10	DIREXION ANNUAL REPORT

Direxion S&P 1500® DRRC Index Volatility Response Shares

Performance Summary

January 11, 20121—October 31, 2012 (Unaudited)

Total Return[2] Since Inception
Direxion S&P 1500® DRRC Index Volatility Response Shares (NAV)	6.78%
Direxion S&P 1500® DRRC Index Volatility Response Shares (Market Price)	7.11%
S&P Composite 1500® Dynamic Rebalancing Risk Control Index	7.41%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.91%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Composite 1500® Dynamic Rebalancing Risk Control Index is designed to respond to the volatility of the S&P 1500® Index. The Index methodology is designed to target a specific volatility level by adjusting its allocation between equities and U.S. Treasury Bills. Through the use of an exponential volatility equation, the Index adjusts based upon realized exponentially-weighted historical volatility of the S&P 1500® Index. As volatility increases, exposure to equities will decrease and exposure to the T-Bills will increase. As volatility decreases, exposure to equities will increase and exposure to T-Bills will decrease.

Market Exposure

The fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	11

Direxion S&P 500® DRRC Index Volatility Response Shares

Performance Summary

January 11, 20121—October 31, 2012 (Unaudited)

Total Return[2]
Since Inception
Direxion S&P 500® DRRC Index Volatility Response Shares (NAV)	7.50%
Direxion S&P 500® DRRC Index Volatility Response Shares (Market Price)	7.47%
S&P Composite 500® Dynamic Rebalancing Risk Control Index	8.25%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.16%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Composite 500® Dynamic Rebalancing Risk Control Index is designed to respond to the volatility of the S&P 500® Index. The Index methodology is designed to target a specific volatility level by adjusting its allocation between equities and U.S. Treasury Bills. Through the use of an exponential volatility equation, the Index adjusts based upon realized exponentially-weighted historical volatility of the S&P 500® Index. As volatility increases, exposure to equities will decrease and exposure to the T-Bills will increase. As volatility decreases, exposure to equities will increase and exposure to T-Bills will decrease.

Market Exposure

The fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

12	DIREXION ANNUAL REPORT

Direxion S&P Latin America 40 DRRC Index Volatility Response Shares

Performance Summary

January 11, 20121—October 31, 2012 (Unaudited)

Total Return[2]
Since Inception
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares (NAV)	(6.07%)
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares (Market Price)	(5.72%)
S&P Latin America 40 Dynamic Rebalancing Risk Control Index	(4.08%)

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Latin America 40 Dynamic Rebalancing Risk Control Index is designed to respond to the volatility of the S&P Latin America 40 Index. The Index methodology is designed to target a specific volatility level by adjusting its allocation between equities and U.S. Treasury Bills. Through the use of an exponential volatility equation, the Index adjusts based upon realized exponentially-weighted historical volatility of the S&P Latin America 40 Index. As volatility increases, exposure to equities will decrease and exposure to the T-Bills will increase. As volatility decreases, exposure to equities will increase and exposure to T-Bills will decrease.

Market Exposure

The fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	13

Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary

March 21, 20121—October 31, 2012 (Unaudited)

Total Return[2] Since Inception
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	(6.24)%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	(6.12)%
NASDAQ-100® Equal Weighted Index	(6.30)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 0.55%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.35% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NASDAQ 100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The index is rebalanced quarterly in March, June, September and December.

Market Exposure

The fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

14	DIREXION ANNUAL REPORT

Direxion Daily Total Market Bear 1X Shares

Performance Summary

June 15, 20111—October 31, 2012 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Total Market Bear 1X Shares (NAV)	(15.64)%	(12.42)%
Direxion Daily Total Market Bear 1X Shares (Market Price)	(13.95)%	(12.46)%
MSCI U.S. Broad Market Index	14.78%	8.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.76%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through April 1, 2013 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 100% or -100%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI U.S. Broad Market Index is sponsored by Morgan Stanley Capital International Inc. and represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies. The Index targets for inclusion 99.5% or more of the total market capitalization of all U.S. common stocks regularly traded on the New York Stock Exchange and the NASDAQ over-the- counter market. The Index is the aggregation of the MSCI U.S. Investible Market 2500 Index, which targets for inclusion 2,500 companies representing the investible universe of the U.S. equity market, and the MSCI U.S. Micro Cap Index, which targets for inclusion approximately the bottom 1.5% of the U.S. equity market capitalization.

Market Exposure

The fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	15

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Performance Summary

March 23, 20111—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily 7-10 Year Treasury Bear 1X Shares (NAV)	(7.24)%	(11.59)%
Direxion Daily 7-10 Year Treasury Bear 1X Shares (Market Price)	(8.32)%	(11.52)%
NYSE 7-10 Year Treasury Bond Index	6.29%	11.25%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.29%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through April 1, 2013 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 100% or -100%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

16	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 1X Shares

Performance Summary

March 23, 20111—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily 20+ Year Treasury Bear 1X Shares (NAV)	(11.94)%	(22.32)%
Direxion Daily 20+ Year Treasury Bear 1X Shares (Market Price)	(14.95)%	(22.01)%
NYSE 20 Year Plus Treasury Bond Index	9.89%	23.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.44%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through April 1, 2013 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 100% or -100%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	17

Direxion Daily Total Bond Market Bear 1X Shares

Performance Summary

March 22, 20111—October 31, 2012 (Unaudited)

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Total Bond Market Bear 1X Shares (NAV)	(5.34)%	(7.17)%
Direxion Daily Total Bond Market Bear 1X Shares (Market Price)	(5.50)%	(6.98)%
Barclays Capital U.S. Aggregate Bond Index	5.25%	7.03%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.14%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through April 1, 2013 to the extent the Net Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 100% or -100%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the investment grade; U.S. dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. All bonds included in the Index must be denominated in U.S. dollars, have a fixed rate, be non-convertible, be publicly offered in the U.S. and have at least one year remaining until maturity. The Index is capitalization weighted and rebalanced monthly.

Market Exposure

The fund seeks daily exposure of -100% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

18	DIREXION ANNUAL REPORT

Expense Examples

October 31, 2012 (Unaudited)

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other funds.

The examples are based on initial investments of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period[2]
Direxion All Cap Insider Sentiment Shares
Based on actual fund return	0.65%	$1,000.00	$1,010.50	$3.28
Based on hypothetical 5% return	0.65%	1,000.00	1,021.87	3.30
Direxion Large Cap Insider Sentiment Shares
Based on actual fund return	0.65%	1,000.00	1,000.90	3.27
Based on hypothetical 5% return	0.65%	1,000.00	1,021.87	3.30
Direxion S&P 1500 DRRC Index Volatility Response Shares
Based on actual fund return	0.45%	1,000.00	1,006.40	2.27
Based on hypothetical 5% return	0.45%	1,000.00	1,022.87	2.29
Direxion S&P 500 DRRC Index Volatility Response Shares
Based on actual fund return	0.45%	1,000.00	1,008.70	2.27
Based on hypothetical 5% return	0.45%	1,000.00	1,022.87	2.29
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares
Based on actual fund return	0.45%	1,000.00	934.40	2.19
Based on hypothetical 5% return	0.45%	1,000.00	1,022.87	2.29
Direxion NASDAQ-100 Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	954.30	1.72
Based on hypothetical 5% return	0.35%	1,000.00	1,023.38	1.78

DIREXION ANNUAL REPORT	19

Expense Examples

October 31, 2012 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period[2]
Direxion Daily Total Market Bear 1X Shares
Based on actual fund return	0.65%	$1,000.00	$970.00	$3.22
Based on hypothetical 5% return	0.65%	1,000.00	1,021.87	3.30
Direxion Daily 7-10 Year Treasury Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	964.40	3.21
Based on hypothetical 5% return	0.65%	1,000.00	1,021.87	3.30
Direxion Daily 20+ Year Treasury Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	923.70	3.14
Based on hypothetical 5% return	0.65%	1,000.00	1,021.87	3.30
Direxion Daily Total Bond Market Bear 1X Shares
Based on actual fund return	0.65%	1,000.00	970.20	3.22
Based on hypothetical 5% return	0.65%	1,000.00	1,021.87	3.30

[1]	Annualized
[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of May 1, 2012 to October 31, 2012, then divided by 366.

Allocation of Portfolio Holdings

October 31, 2012 (Unaudited)

	Cash*		Common Stocks	Preferred Stocks	Swaps	Total
Direxion All Cap Insider Sentiment Shares	0	% **	100%	—	—	100%
Direxion Large Cap Insider Sentiment Shares	0	% **	100%	—	—	100%
Direxion S&P 1500 Volatility Response Shares	0	% **	100%	—	—	100%
Direxion S&P 500 Volatility Response Shares	0	% **	100%	—	—	100%
Direxion S&P Latin America 40 Volatility Response Shares	0	% **	57%	43%	—	100%
Direxion NASDAQ 100 Equal Weighted Index Shares	0	% **	100%	—	—	100%
Direxion Daily Total Market Bear 1X Shares	103%		—	—	(3)%	100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	103%		—	—	(3)%	100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	102%		—	—	(2)%	100%
Direxion Daily Total Bond Market Bear 1X Shares	104%		—	—	(4)%	100%

*	Cash, cash equivalents and other assets less liabilities
**	Percentage is less than 0.5%

20	DIREXION ANNUAL REPORT

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2012

Shares		Value

COMMON STOCKS - 100.0%
Administrative and Support Services - 2.7%
3,560	AECOM Technology Corp. (a)	$76,433
1,944	ManTech International Corp. Class A	44,654

		121,087

Beverage and Tobacco Product Manufacturing - 1.1%
1,158	Molson Coors Brewing Co. Class B	49,956

Broadcasting (except Internet) - 0.2%
295	Directv Class A (a)	15,077

Chemical Manufacturing - 3.7%
71	CF Industries Holdings, Inc.	14,569
356	LSB Industries, Inc. (a)	14,336
3,269	Questcor Pharmaceuticals, Inc.	83,294
898	Tupperware Brands Corp.	53,072

		165,271

Clothing and Clothing Accessories Stores - 0.7%
699	Finish Line, Inc. Class A	14,543
316	Signet Jewelers Ltd.	16,356

		30,899

Computer and Electronic Product Manufacturing - 0.4%
664	Skyworks Solutions, Inc. (a)	15,538

Credit Intermediation and Related Activities - 5.0%
1,269	Ameriprise Financial, Inc.	74,072
468	BB&T Corp.	13,549
264	Capital One Financial Corp.	15,884
391	Discover Financial Services	16,031
1,989	Encore Capital Group, Inc. (a)	57,681
988	Fifth Third Bancorp	14,356
241	PNC Financial Services Group, Inc.	14,024
530	SunTrust Banks, Inc.	14,416

		220,013

Educational Services - 1.3%
2,106	Apollo Group, Inc. Class A (a)	42,289
662	DeVry, Inc.	17,384

		59,673

Electrical Equipment, Appliance, and Component Manufacturing - 0.7%
1,160	Corning, Inc.	13,630
208	Energizer Holdings, Inc. (a)	15,178

		28,808

Fabricated Metal Product Manufacturing - 4.5%
2,044	Alliant Techsystems, Inc.	117,100
488	Drew Industries, Inc. (a)	15,455
186	Parker Hannifin Corp.	14,631
1,292	Timken Co.	51,021

		198,207

Food and Beverage Stores - 1.7%
969	Safeway, Inc.	15,804
4,235	Spartan Stores, Inc.	60,815

		76,619

Food Manufacturing - 3.6%
802	Ingredion, Inc.	49,291

Shares		Value

Food Manufacturing (continued)
2,349	Smithfield Foods, Inc. (a)	$48,084
3,727	Tyson Foods, Inc. Class A	62,651

		160,026

General Merchandise Stores - 0.4%
297	Kohls Corp.	15,824

Health and Personal Care Stores - 0.4%
178	McKesson Corp.	16,609

Hospitals - 1.4%
1,463	Universal Health Services, Inc. Class B	60,554

Insurance Carriers and Related Activities - 26.7%
1,048	ACE Ltd.	82,425
1,249	Aetna, Inc.	54,581
2,134	Aflac, Inc.	106,231
45	Alleghany Corp. (a)	15,642
384	Allstate Corp.	15,352
3,284	American International Group, Inc. (a)	114,709
3,245	Aspen Insurance Holdings Ltd.	104,976
2,992	Assurant, Inc.	113,127
1,763	CIGNA Corp.	89,913
957	Everest Re Group Ltd.	106,275
1,970	Fidelity National Financial, Inc. Class A	42,178
20,901	Genworth Financial, Inc. Class A (a)	124,569
781	Hartford Financial Services Group, Inc.	16,956
643	Lincoln National Corp.	15,940
2,026	Meadowbrook Insurance Group, Inc.	11,386
225	Travelers Companies, Inc.	15,962
1,654	United Fire Group, Inc.	39,316
796	Unum Group	16,143
1,376	WellPoint, Inc.	84,321
632	XL Group PLC	15,636

		1,185,638

Leather and Allied Product Manufacturing - 1.0%
3,423	Crocs, Inc. (a)	43,130

Machinery Manufacturing - 7.2%
330	AGCO Corp. (a)	15,018
659	Cummins, Inc.	61,669
1,143	KLA-Tencor Corp.	53,172
8,621	Kulicke & Soffa Industires, Inc. (a)	88,451
196	National Oilwell Varco, Inc.	14,445
1,219	Oil States International, Inc (a)	89,109

		321,864

Management of Companies and Enterprises - 3.3%
1,188	Associated Banc-Corp	15,313
1,615	Boston Private Financial Holdings, Inc.	14,890
4,011	Cathay General Bancorp	70,955
1,073	Dime Community Bancshares, Inc.	15,559
132	Goldman Sachs Group, Inc.	16,155
2,210	Huntington Bancshares, Inc.	14,122

		146,994

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	21

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2012

Shares		Value

Merchant Wholesalers, Nondurable Goods - 0.3%
2,018	OfficeMax, Inc.	$14,832

Oil and Gas Extraction - 1.5%
1,003	Hess Corp.	52,417
515	Newfield Exploration Co. (a)	13,967

		66,384

Paper Manufacturing - 0.3%
679	KapStone Paper and Packaging Corp. (a)	14,918

Petroleum and Coal Products Manufacturing - 10.4%
134	Chevron Corp.	14,768
170	Exxon Mobil Corp.	15,499
1,580	HollyFrontier Corp.	61,035
1,786	Marathon Petroleum Corp.	98,105
2,071	Phillips 66	97,668
1,984	Tesoro Corp.	74,817
3,485	Valero Energy Corp.	101,413

		463,305

Plastics and Rubber Products Manufacturing - 0.3%
290	Jarden Corp.	14,442

Primary Metal Manufacturing - 0.9%
904	Mueller Industries, Inc.	39,595

Professional, Scientific, and Technical Services - 3.1%
590	FTI Consulting, Inc. (a)	15,316
1,079	Sykes Enterprises, Inc. (a)	14,696
295	Towers Watson & Co. Class A	15,845
3,569	Valassis Communications, Inc. (a)	92,865

		138,722

Publishing Industries (except Internet) - 1.5%
3,882	Gannett Co., Inc.	65,606

Rental and Leasing Services - 2.7%
1,363	Rent-A-Center, Inc.	45,429
1,780	United Rentals, Inc. (a)	72,375

		117,804

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.4%
1,123	Jefferies Group, Inc.	15,992

Support Activities for Mining - 3.5%
1,707	Atwood Oceanics, Inc. (a)	81,594
4,354	Helix Energy Solutions Group, Inc. (a)	75,281

		156,875

Telecommunications - 0.3%
1,267	MetroPCS Communications, Inc. (a)	12,936

Transportation Equipment Manufacturing - 6.5%
4,414	AAR Corp.	66,607
9,599	Ford Motor Co.	107,125
411	Moog, Inc. Class A (a)	15,211
692	Terex Corp. (a)	15,605
2,188	Thor Industries, Inc.	83,210

		287,758

Truck Transportation - 0.4%
533	Old Dominion Freight Line, Inc. (a)	17,877

Shares		Value

Wholesale Electronic Markets and Agents and Brokers - 1.8%
483	ScanSource, Inc. (a)	$14,128
1,494	Tech Data Corp. (a)	66,199

		80,327

	TOTAL COMMON STOCKS (Cost $4,261,351)	$4,439,160

	TOTAL INVESTMENTS - 100.0% (Cost $4,261,351)	$4,439,160
	Other Assets in Excess of Other Liabilities - 0.0%*	406

	TOTAL NET ASSETS - 100.0%	$4,439,566

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(*)	Less than 0.05%

The accompanying notes are an integral part of these financial statements.

22	DIREXION ANNUAL REPORT

Direxion Large Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2012

Shares		Value

COMMON STOCKS - 99.8%
Apparel Manufacturing - 0.4%
359	Cintas Corp.	$15,010

Beverage and Tobacco Product Manufacturing - 2.0%
478	Coca-Cola Enterprises, Inc.	15,028
1,631	Molson Coors Brewing Co. Class B	70,362

		85,390

Broadcasting (except Internet) - 1.7%
435	CBS Corp. Class B	14,094
1,153	DIRECTV Class A (a)	58,930

		73,024

Chemical Manufacturing - 2.2%
217	Abbott Laboratories	14,218
307	Life Technologies Corp. (a)	15,015
1,037	Merck & Co., Inc.	47,319
175	Watson Pharmaceuticals, Inc. (a)	15,041

		91,593

Clothing and Clothing Accessories Stores - 0.4%
271	Nordstrom, Inc.	15,385

Computer and Electronic Product Manufacturing - 2.3%
1,078	Agilent Technologies, Inc.	38,797
446	Broadcom Corp. Class A	14,065
1,204	St. Jude Medical, Inc.	46,065

		98,927

Couriers and Messengers - 0.4%
177	FedEx Corp.	16,282

Credit Intermediation and Related Activities - 14.1%
264	American Express Co.	14,776
1,649	Ameriprise Financial, Inc.	96,252
1,985	BB&T Corp.	57,466
1,194	Capital One Financial Corp.	71,842
1,727	Discover Financial Services	70,807
965	Fifth Third Bancorp	14,021
853	H & R Block, Inc.	15,098
156	M&T Bank Corp.	16,240
1,229	PNC Financial Services Group, Inc.	71,516
2,069	Regions Financial Corp.	13,490
2,594	SunTrust Banks, Inc.	70,557
1,299	U.S. Bancorp	43,140
2,154	Zions Bancorporation	46,246

		601,451

Educational Services - 1.4%
2,909	Apollo Group, Inc. Class A (a)	58,413

Electrical Equipment, Appliance, and Component Manufacturing - 2.6%
4,265	Corning, Inc.	50,114
632	Whirlpool Corp.	61,734

		111,848

Fabricated Metal Product Manufacturing - 1.2%
670	Parker Hannifin Corp.	52,702

Food and Beverage Stores - 2.7%
2,038	Kroger Co.	51,398

Shares		Value

Food and Beverage Stores (continued)
3,866	Safeway, Inc.	$63,055

		114,453

Food Manufacturing - 2.7%
542	Archer-Daniels Midland Co.	14,547
546	ConAgra Foods, Inc.	15,201
5,043	Tyson Foods, Inc. Class A	84,772

		114,520

Food Services and Drinking Places - 0.3%
272	Darden Restaurants, Inc.	14,313

General Merchandise Stores - 2.7%
1,138	Kohls Corp.	60,633
1,043	Macy’s, Inc.	39,707
240	Target Corp.	15,300

		115,640

Health and Personal Care Stores - 1.5%
310	CVS Caremark Corp.	14,384
1,389	Walgreen Co.	48,934

		63,318

Insurance Carriers and Related Activities - 25.5%
1,229	ACE Ltd.	96,661
1,761	Aetna, Inc.	76,956
2,215	Aflac, Inc.	110,263
2,126	Allstate Corp.	84,997
3,272	American International Group, Inc. (a)	114,291
196	Chubb Corp.	15,088
20,822	Genworth Financial, Inc. Class A (a)	124,099
4,505	Hartford Financial Services Group, Inc.	97,804
579	Humana, Inc.	43,002
3,484	Lincoln National Corp.	86,368
1,270	Travelers Companies, Inc.	90,094
266	UnitedHealth Group, Inc.	14,896
778	Unum Group	15,778
1,614	WellPoint, Inc.	98,906
617	XL Group PLC	15,265

		1,084,468

Leather and Allied Product Manufacturing - 0.3%
161	NIKE, Inc. Class B	14,712

Machinery Manufacturing - 4.3%
642	Deere & Co.	54,852
1,643	KLA-Tencor Corp.	76,432
733	National Oilwell Varco, Inc.	54,022

		185,306

Management of Companies and Enterprises - 2.2%
128	Goldman Sachs Group, Inc.	15,666
9,572	Huntington Bancshares, Inc.	61,165
889	Morgan Stanley	15,451

		92,282

Miscellaneous Manufacturing - 1.1%
526	CareFusion Corp. (a)	13,971
429	Mattel, Inc.	15,779
253	Thermo Fisher Scientific, Inc.	15,448

		45,198

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	23

Direxion Large Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2012

Shares		Value

Oil and Gas Extraction - 3.5%
797	Chesapeake Energy Corp.	$16,147
1,414	Hess Corp.	73,896
2,142	Newfield Exploration Co. (a)	58,091

		148,134

Performing Arts, Spectator Sports, and Related Industries - 0.3%
1,157	International Game Technology	14,856

Petroleum and Coal Products Manufacturing - 10.8%
544	Chevron Corp.	59,954
1,892	Marathon Petroleum Corp.	103,928
2,238	Phillips 66	105,543
2,327	Tesoro Corp.	87,751
3,471	Valero Energy Corp.	101,006

		458,182

Professional, Scientific, and Technical Services - 0.7%
215	Accenture PLC Class A	14,494
372	Jacobs Engineering Group, Inc. (a)	14,355

		28,849

Publishing Industries (except Internet) - 3.2%
5,042	Gannett Co., Inc.	85,209
2,762	Symantec Corp. (a)	50,241

		135,450

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.8%
83	BlackRock, Inc.	15,743
1,679	E*TRADE Financial Corp. (a)	14,036
120	Franklin Resources, Inc.	15,336
597	Invesco Ltd. (b)	14,519
627	Legg Mason, Inc.	15,976

		75,610

Telecommunications - 1.1%
4,476	MetroPCS Communications, Inc. (a)	45,700

Transportation Equipment Manufacturing - 2.5%
700	General Dynamics Corp.	47,656
248	Honeywell International, Inc.	15,188
550	Johnson Controls, Inc.	14,163
163	Lockheed Martin Corp.	15,268
193	United Technologies Corp.	15,085

		107,360

Utilities - 3.6%
704	CenterPoint Energy, Inc.	15,256
1,852	CMS Energy Corp.	45,041
251	DTE Energy Co.	15,587
234	Duke Energy Corp.	15,371
339	FirstEnergy Corp.	15,499
390	Northeast Utilities	15,327
471	Public Service Enterprise Group, Inc.	15,091
402	Wisconsin Energy Corp.	15,465

		152,637

Shares		Value

Wood Product Manufacturing - 0.3%
605	Xylem, Inc.	$14,677

	TOTAL COMMON STOCKS (Cost $4,117,813)	$4,245,690

	TOTAL INVESTMENTS - 99.8% (Cost $4,117,813)	$4,245,690
	Other Assets in Excess of Other Liabilities - 0.2%	10,399

	TOTAL NET ASSETS - 100.0%	$4,256,089

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

24	DIREXION ANNUAL REPORT

Direxion S&P 1500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

COMMON STOCKS - 99.9%
Accommodation - 0.3%
20	Marcus Corp.	$218
76	Marriott International, Inc. Class A	2,772
87	Starwood Hotels & Resorts Worldwide, Inc.	4,511
114	Wyndham Worldwide Corp.	5,746

		13,247

Administrative and Support Services - 0.5%
13	Dun & Bradstreet Corp.	1,054
108	Equifax, Inc.	5,403
27	Expedia, Inc.	1,597
28	Gartner, Inc. (a)	1,299
25	Lender Processing Services, Inc.	603
7	Liquidity Services, Inc. (a)	289
7	ManTech International Corp. Class A	161
20	NeuStar, Inc. Class A (a)	732
7	OpenTable, Inc. (a)	329
95	Paychex, Inc.	3,081
67	The ADT Corporation (a)	2,781
55	The Geo Group, Inc. (a)	1,525
32	Websense, Inc. (a)	423

		19,277

Air Transportation - 0.2%
14	Allegiant Travel Co. (a)	1,018
10	Bristow Group, Inc.	499
47	Skywest, Inc.	515
229	Southwest Airlines Co.	2,020

		4,052

Ambulatory Health Care Services - 0.4%
26	Amedisys, Inc. (a)	287
22	Bio-reference Laboratories, Inc. (a)	611
25	DaVita, Inc. (a)	2,813
25	Gentiva Health Services, Inc. (a)	235
28	Laboratory Corp. of America Holdings (a)	2,372
14	LHC Group, Inc. (a)	245
44	MEDNAX, Inc. (a)	3,035
45	Omnicare, Inc.	1,554
140	Quest Diagnostics, Inc.	8,081

		19,233

Amusement, Gambling, and Recreation Industries - 0.7%
23	Global Payments, Inc.	983
529	The Walt Disney Co.	25,959
24	Wynn Resorts Ltd.	2,905

		29,847

Apparel Manufacturing - 0.2%
97	Cintas Corp.	4,056
32	Fifth & Pacific Cos., Inc. (a)	351
21	PVH Corp.	2,310
116	Quiksilver, Inc. (a)	371
14	UniFirst Corp.	974

		8,062

Shares		Value

Beverage and Tobacco Product Manufacturing - 4.2%
586	Altria Group, Inc.	$18,635
141	Beam, Inc.	7,834
8	Boston Beer Co., Inc. Class A (a)	861
1,160	Coca-Cola Co.	43,129
245	Coca-Cola Enterprises, Inc.	7,703
43	Constellation Brands, Inc. Class A (a)	1,520
164	Dr Pepper Snapple Group, Inc.	7,027
93	Loews Corp.	3,932
38	Lorillard, Inc.	4,408
46	Molson Coors Brewing Co. Class B	1,984
45	Monster Beverage Corp. (a)	2,010
463	Pepsico, Inc.	32,058
495	Philip Morris International, Inc.	43,838
96	Reynolds American, Inc.	3,997
87	Wendys Co.	371

		179,307

Broadcasting (except Internet) - 1.5%
172	CBS Corp. Class B	5,573
1,155	Comcast Corp. Class A	43,324
191	DIRECTV Class A (a)	9,762
72	Discovery Communications, Inc. Class A (a)	4,249
26	Scripps Networks Interactive, Inc. Class A	1,579

		64,487

Building Material and Garden Equipment and Supplies Dealers - 1.1%
81	Fastenal Co.	3,621
447	Home Depot, Inc.	27,436
333	Lowe’s Companies, Inc.	10,783
25	The Sherwin Williams Co.	3,565

		45,405

Chemical Manufacturing - 8.8%
461	Abbott Laboratories	30,205
63	Air Products & Chemicals, Inc.	4,884
61	Akorn, Inc. (a)	733
27	Albemarle Corp.	1,488
57	Alexion Pharmaceuticals, Inc. (a)	5,152
89	Allergan, Inc.	8,003
21	American Vanguard Corp.	750
127	Avon Products, Inc.	1,967
487	Bristol-Myers Squibb Co.	16,193
127	Celgene Corp. (a)	9,312
19	CF Industries Holdings, Inc.	3,899
41	Church & Dwight Co., Inc.	2,081
39	Clorox Co.	2,820
132	Colgate-Palmolive Co.	13,855
56	Cubist Pharmaceuticals, Inc. (a)	2,402
276	E.I. du Pont de Nemours and Co.	12,287
46	Eastman Chemical Co.	2,725
77	Ecolab, Inc.	5,359
302	Eli Lilly & Co.	14,686
23	Emergent Biosolutions, Inc. (a)	306
67	Forest Laboratories, Inc. (a)	2,259
223	Gilead Sciences, Inc. (a)	14,977

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	25

Direxion S&P 1500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Chemical Manufacturing (continued)
3	Hi-Tech Pharmacal, Inc. (a)	$94
49	Hospira, Inc. (a)	1,504
19	Innophos Holdings, Inc.	905
24	International Flavors & Fragrances, Inc.	1,551
16	Intrepid Potash, Inc. (a)	348
810	Johnson & Johnson	57,363
51	Life Technologies Corp. (a)	2,494
60	Mead Johnson Nutrition Co.	3,700
13	Medifast, Inc. (a)	332
892	Merck & Co., Inc.	40,702
82	Mosaic Co.	4,292
20	Neogen Corp. (a)	856
28	Om Group, Inc. (a)	566
77	Perrigo Co.	8,856
2,176	Pfizer, Inc.	54,116
45	PPG Industries, Inc.	5,268
89	Praxair, Inc.	9,453
44	Prestige Brands Holdings, Inc. (a)	765
22	Regeneron Pharmaceuticals, Inc. (a)	3,131
5	Rogers Corp. (a)	197
44	Salix Pharmaceuticals, Ltd. (a)	1,718
47	SHFL entertainment, Inc. (a)	664
11	Surmodics, Inc. (a)	198
362	The Dow Chemical Co.	10,607
48	The Medicines Co. (a)	1,052
17	Tupperware Brands Corp.	1,005
14	United Therapeutics Corp. (a)	639
56	ViroPharma, Inc. (a)	1,414
37	Watson Pharmaceuticals, Inc. (a)	3,180

		373,313

Clothing and Clothing Accessories Stores - 0.8%
26	Abercrombie & Fitch Co. Class A	795
51	American Eagle Outfitters, Inc.	1,064
22	Childrens Place Retail Stores, Inc. (a)	1,285
88	Gap, Inc.	3,143
68	Limited Brands, Inc.	3,257
46	Nordstrom, Inc.	2,611
66	Ross Stores, Inc.	4,023
4	rue21, Inc. (a)	120
73	Signet Jewelers Ltd.	3,778
28	Stage Stores, Inc.	686
15	The Mens Wearhouse, Inc.	492
79	Tiffany & Co.	4,995
221	TJX Companies, Inc.	9,201

		35,450

Computer and Electronic Product Manufacturing - 11.7%
20	ADTRAN, Inc.	338
30	Advanced Energy Industries, Inc. (a)	354
182	Advanced Micro Devices, Inc. (a)	373
144	Amphenol Corp. Class A	8,659
100	Analog Devices, Inc.	3,911
278	Apple, Inc.	165,439
32	Arris Group, Inc. (a)	440
5	Badger Meter, Inc.	214
153	Broadcom Corp. Class A	4,825

Shares		Value

Computer and Electronic Product Manufacturing (continued)
21	Cabot Microelectronics Corp.	$626
20	CEVA, Inc. (a)	303
1,583	Cisco Systems, Inc.	27,133
35	Cognex Corp.	1,276
5	Comtech Telecommunications Corp.	126
30	CoreLogic, Inc. (a)	714
10	CSG Systems International, Inc. (a)	206
30	CTS Corp.	248
21	Cyberonics, Inc. (a)	971
32	Daktronics, Inc.	281
175	Danaher Corp.	9,053
432	Dell, Inc. (a)	3,987
19	Diebold, Inc.	565
25	Digi International, Inc. (a)	236
17	DTS, Inc. (a)	357
21	Electro Scientific Industries, Inc.	224
615	EMC Corp. (a)	15,018
39	Exar Corp. (a)	333
15	FARO Technologies, Inc. (a)	603
11	FEI Co.	606
20	First Solar, Inc. (a)	486
44	FLIR System, Inc.	855
12	Geospace Technologies Corp. (a)	777
40	GT Advanced Technologies, Inc. (a)	174
33	Harris Corp.	1,511
598	Hewlett-Packard Co.	8,282
24	Hittite Microwave Corp. (a)	1,359
1,486	Intel Corp.	32,135
40	InterDigital, Inc.	1,524
51	Intermec, Inc. (a)	346
318	International Business Machines Corp.	61,862
63	International Rectifier Corp. (a)	976
112	ION Geophysical Corp. (a)	724
57	Jabil Circuit, Inc.	988
210	JDS Uniphase Corp. (a)	2,035
481	Juniper Networks, Inc. (a)	7,970
28	L-3 Communications Holdings, Inc.	2,066
205	Linear Technology Corp.	6,408
173	LSI Corp. (a)	1,185
14	Measurement Specialties, Inc. (a)	457
70	MEMC Electronic Materials, Inc. (a)	176
28	Mercury Computer Systems, Inc. (a)	229
30	Methode Electronics, Inc.	304
41	Micrel, Inc.	397
58	Microchip Technology, Inc.	1,818
319	Micron Technology, Inc. (a)	1,731
124	Molex, Inc.	3,220
83	Motorola Solutions, Inc.	4,289
5	MTS Systems Corp.	252
18	Nanometrics, Inc. (a)	248
47	NCR Corp. (a)	1,000
107	NetApp, Inc. (a)	2,878
34	NETGEAR, Inc. (a)	1,207
220	Northrop Grumman Corp.	15,112
18	Park Electrochemical Corp.	447

The accompanying notes are an integral part of these financial statements.

26	DIREXION ANNUAL REPORT

Direxion S&P 1500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Computer and Electronic Product Manufacturing (continued)
37	Plantronics, Inc	$1,200
26	Power Integrations, Inc.	769
511	QUALCOMM, Inc.	29,932
99	Raytheon Co.	5,599
251	RF Micro Devices, Inc. (a)	1,107
25	Rofin-Sinar Technologies Inc. (a)	455
73	SanDisk Corp. (a)	3,048
100	Seagate Technology PLC	2,732
200	Skyworks Solutions, Inc. (a)	4,680
38	Symmetricom, Inc. (a)	234
111	Tellabs, Inc.	324
49	Teradata Corp. (a)	3,347
170	Teradyne, Inc. (a)	2,485
334	Texas Instruments, Inc.	9,382
150	Triquint Semiconductor, Inc. (a)	705
134	Tyco International Ltd.	3,601
26	Veeco Instruments, Inc. (a)	798
139	Viacom, Inc. Class B	7,127
64	Western Digital Corp.	2,191
390	Xerox Corp.	2,512
78	Xilinx, Inc.	2,555

		497,630

Construction of Buildings - 0.3%
140	Lennar Corp. Class A	5,245
4	NVR, Inc. (a)	3,615
97	PulteGroup, Inc. (a)	1,682
133	Toll Brothers, Inc. (a)	4,390

		14,932

Couriers and Messengers - 0.7%
123	FedEx Corp.	11,315
222	United Parcel Service, Inc. Class B	16,262

		27,577

Credit Intermediation and Related Activities - 7.7%
295	American Express Co.	16,512
63	Ameriprise Financial, Inc.	3,677
3,252	Bank Of America Corp.	30,309
352	Bank Of New York Mellon Corp.	8,698
26	Bank Of The Ozarks, Inc.	851
208	BB&T Corp.	6,022
69	BBCN Bancorp, Inc.	823
174	Capital One Financial Corp.	10,470
13	Cardtronics, Inc. (a)	369
26	Cash America International, Inc.	1,016
881	Citigroup, Inc.	32,941
59	Comerica, Inc.	1,759
151	Discover Financial Services	6,191
20	Encore Capital Group, Inc. (a)	580
39	EZCORP, Inc. Class A (a)	767
128	F.N.B. Corp.	1,373
272	Fifth Third Bancorp	3,952
19	First BanCorp (a)	81
23	First Cash Financial Services, Inc. (a)	1,027
226	First Horizon National Corp.	2,104
107	First Niagara Financial Group, Inc.	886
242	H & R Block, Inc.	4,283

Shares		Value

Credit Intermediation and Related Activities (continued)
26	Hanmi Financial Corp. Class A (a)	$323
11	Heartland Payment Systems, Inc.	287
10	Higher One Holdings, Inc. (a)	126
422	Hudson City Bancorp, Inc.	3,581
1,136	JPMorgan Chase & Co.	47,348
284	KeyCorp	2,391
36	M&T Bank Corp.	3,748
65	Northern Trust Corp.	3,106
88	Northwest Bancshares, Inc. MD	1,047
36	Oritani Financial Corp.	550
29	PacWest Bancorp	653
106	People’s United Financial, Inc.	1,275
157	PNC Financial Services Group, Inc.	9,136
425	Regions Financial Corp.	2,771
27	S&T Bancorp, Inc.	474
142	SLM Corp.	2,496
141	State Street Corp.	6,284
26	Sterling Bancorp	248
162	SunTrust Banks, Inc.	4,406
232	Synovus Financial Corp.	568
81	TrustCo Bank Corp. NY	452
568	U.S. Bancorp	18,863
41	United Bankshares, Inc.	977
15	United Community Banks, Inc. (a)	131
178	Valley National Bancorp	1,734
33	VeriFone Systems, Inc. (a)	978
31	ViewPoint Financial Group, Inc.	645
154	Visa, Inc. Class A	21,370
31	Washington Federal, Inc.	520
1,472	Wells Fargo & Co.	49,591
178	Western Union Co.	2,261
32	Wintrust Financial Corp.	1,182
54	Zions Bancorporation	1,159

		325,372

Data Processing, Hosting and Related Services - 0.5%
66	Acxiom Corp. (a)	1,205
53	Akamai Technologies, Inc. (a)	2,013
143	Automatic Data Processing, Inc.	8,263
9	DST Systems, Inc.	513
23	Exlservice Holdings, Inc. (a)	682
40	Fiserv, Inc. (a)	2,998
32	Rackspace Hosting, Inc. (a)	2,038
57	Red Hat, Inc. (a)	2,803
47	Total System Services, Inc.	1,057

		21,572

Educational Services - 0.0% (†)
52	DeVry, Inc.	1,366

Electrical Equipment, Appliance, and Component Manufacturing - 0.5%
431	Corning, Inc.	5,064
217	Emerson Electric Co.	10,510
19	Littelfuse, Inc.	1,018
130	TE Connectivity Ltd.	4,183

		20,775

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	27

Direxion S&P 1500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Electronics and Appliance Stores - 0.0% (†)
40	Hot Topic, Inc.	$344
47	Ingram Micro, Inc. Class A (a)	714

		1,058

Fabricated Metal Product Manufacturing - 0.3%
46	Ball Corp.	1,970
31	BE Aerospace, Inc. (a)	1,398
18	EnPro Industries, Inc. (a)	658
133	Parker Hannifin Corp.	10,462
5	Sturm Ruger & Co, Inc.	236

		14,724

Food and Beverage Stores - 0.2%
162	Kroger Co.	4,086
50	Whole Foods Market, Inc.	4,736

		8,822

Food Manufacturing - 1.4%
195	Archer-Daniels Midland Co.	5,234
54	Campbell Soup Co.	1,905
10	Compass Minerals International, Inc.	789
104	Darling International, Inc. (a)	1,719
191	General Mills, Inc.	7,655
44	Green Mountain Coffee Roasters, Inc. (a)	1,063
96	H. J. Heinz Co.	5,521
35	Hillshire Brands Co.	910
72	Kellogg Co.	3,767
171	Kraft Foods Group, Inc. (a)	7,776
39	McCormick & Co, Inc.	2,403
513	Mondelez International, Inc.	13,615
43	Snyders-Lance, Inc.	1,090
45	The Hershey Co.	3,098
33	The J.M. Smucker Co.	2,826

		59,371

Food Services and Drinking Places - 1.3%
1	Biglari Holdings, Inc. (a)	354
66	Brinker International, Inc.	2,033
5	Buffalo Wild Wings, Inc. (a)	380
10	Chipotle Mexican Grill, Inc. (a)	2,545
37	Darden Restaurants, Inc.	1,947
14	Jack in the Box Inc. (a)	364
296	McDonald’s Corp.	25,693
8	Panera Bread Co. Class A (a)	1,349
16	Papa John’s International, Inc. (a)	853
33	Ruth’s Hospitality Group, Inc. (a)	219
17	Sonic Corp. (a)	169
221	Starbucks Corp.	10,144
133	Yum! Brands, Inc.	9,325

		55,375

Forestry and Logging - 0.5%
141	Plum Creek Timber Co., Inc.	6,190
474	Weyerhaeuser Co.	13,125

		19,315

Funds, Trusts, and Other Financial Vehicles - 0.6%
43	AMERIGROUP Corp. (a)	3,928
46	Centene Corp. (a)	1,747

Shares		Value

Funds, Trusts, and Other Financial Vehicles (continued)
366	Kimco Realty Corp.	$7,144
92	Simon Property Group, Inc.	14,003

		26,822

Furniture and Home Furnishings Stores - 0.1%
77	Bed Bath & Beyond, Inc. (a)	4,441

Furniture and Related Product Manufacturing - 0.0% (†)
46	La-Z-Boy, Inc. (a)	746
19	Tempur-Pedic International, Inc. (a)	502

		1,248

General Merchandise Stores - 2.0%
18	Big Lots, Inc. (a)	524
127	Costco Wholesale Corp.	12,501
66	Dollar Tree, Inc. (a)	2,631
29	Family Dollar Stores, Inc.	1,913
142	J.C. Penney Co., Inc.	3,409
65	Kohl’s Corp.	3,463
121	Macy’s, Inc.	4,607
34	O’Reilly Automotive, Inc. (a)	2,913
193	Target Corp.	12,304
32	Tuesday Morning Corp. (a)	191
497	Wal-Mart Stores, Inc.	37,285

		81,741

Health and Personal Care Stores - 1.2%
376	CVS Caremark Corp.	17,447
261	Express Scripts Holding Co. (a)	16,062
69	McKesson Corp.	6,438
10	PharMerica Corp. (a)	122
9	Vitamin Shoppe, Inc. (a)	515
259	Walgreen Co.	9,125

		49,709

Heavy and Civil Engineering Construction - 0.2%
49	Fluor Corp.	2,737
132	KBR, Inc.	3,678

		6,415

Insurance Carriers and Related Activities - 4.5%
101	ACE Ltd.	7,944
99	Aetna, Inc.	4,326
139	Aflac, Inc.	6,919
11	Alleghany Corp. (a)	3,824
140	Allstate Corp.	5,597
353	American International Group, Inc. (a)	12,330
96	Aon PLC	5,179
539	Berkshire Hathaway, Inc. Class B (a)	46,542
79	Chubb Corp.	6,081
85	CIGNA Corp.	4,335
6	CorVel Corp. (a)	255
40	Coventry Health Care, Inc.	1,746
131	Hartford Financial Services Group, Inc.	2,844
143	Humana, Inc.	10,621
84	Lincoln National Corp.	2,082
161	Marsh & McLennan Companies, Inc.	5,479
314	MetLife, Inc.	11,144

The accompanying notes are an integral part of these financial statements.

28	DIREXION ANNUAL REPORT

Direxion S&P 1500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Insurance Carriers and Related Activities (continued)
25	Molina Healthcare, Inc. (a)	$627
19	Presidential Life Corp.	266
251	Principal Financial Group, Inc.	6,913
27	ProAssurance Corp.	2,414
166	Progressive Corp.	3,702
140	Prudential Financial, Inc.	7,987
4	Stewart Information Services Corp	93
85	Torchmark Corp.	4,300
301	UnitedHealth Group, Inc.	16,855
84	Unum Group	1,704
156	WellPoint, Inc.	9,560

		191,669

Leather and Allied Product Manufacturing - 0.3%
28	Crocs, Inc. (a)	353
110	NIKE, Inc. Class B	10,052
12	Skechers U S A, Inc. (a)	199
44	Wolverine World Wide, Inc.	1,842

		12,446

Machinery Manufacturing - 4.6%
45	3D Systems Corp. (a)	1,958
29	AGCO Corp. (a)	1,320
367	Applied Materials, Inc.	3,890
9	Avid Technology, Inc. (a)	53
133	Baker Hughes, Inc.	5,582
79	Brunswick Corp.	1,864
198	Caterpillar, Inc.	16,791
54	Cummins, Inc.	5,053
28	Cymer, Inc. (a)	2,231
115	Deere & Co.	9,825
147	Dover Corp.	8,558
24	Esco Technologies, Inc.	899
46	Flowserve Corp.	6,233
41	FMC Corp.	2,194
70	FMC Technologies, Inc. (a)	2,863
3,102	General Electric Co.	65,328
12	Gulf Island Fabrication, Inc.	285
129	Illinois Tool Works, Inc.	7,912
27	ITT Corp.	562
84	Joy Global, Inc.	5,246
150	KLA-Tencor Corp.	6,978
67	Kulicke & Soffa Industires, Inc. (a)	687
163	Lam Research Corp. (a)	5,771
21	Lexmark International, Inc. Class A	446
10	Lufkin Industries, Inc.	500
42	Martin Marietta Materials, Inc.	3,457
127	National Oilwell Varco, Inc.	9,360
36	Newport Corp. (a)	389
49	Oil States International, Inc (a)	3,582
34	Pall Corp.	2,141
87	Roper Industries, Inc.	9,498
29	Rudolph Technologies, Inc. (a)	276
17	Tennant Co.	636
53	Toro Co.	2,238
15	Zebra Technologies Corp. Class A (a)	539

		195,145

Shares		Value

Management of Companies and Enterprises - 1.0%
155	Associated Banc-Corp	$1,998
14	City Holding Co.	492
136	Goldman Sachs Group, Inc.	16,645
259	Huntington Bancshares, Inc.	1,655
1,116	Morgan Stanley	19,396
111	National Penn Bancshares, Inc.	991
20	Wilshire Bancorp, Inc. (a)	130

		41,307

Merchant Wholesalers, Durable Goods - 0.5%
25	Anixter International, Inc.	1,466
85	Avnet, Inc. (a)	2,435
73	Cameron International Corp. (a)	3,697
142	Covidien PLC	7,803
11	MWI Veterinary Supply, Inc. (a)	1,155
44	PSS World Medical, Inc. (a)	1,259
27	Watsco, Inc.	1,845

		19,660

Merchant Wholesalers, Nondurable Goods - 2.3%
20	Airgas, Inc.	1,779
68	Alliance One International, Inc. (a)	207
73	AmerisourceBergen Corp.	2,879
300	Cardinal Health, Inc.	12,339
158	Monsanto Co.	13,599
813	Procter & Gamble Co.	56,293
36	Sigma-Aldrich Corp.	2,525
175	Sysco Corp.	5,437
15	The Andersons, Inc.	589

		95,647

Mining (except Oil and Gas) - 0.8%
44	Cliffs Natural Resources, Inc.	1,596
19	Cloud Peak Energy, Inc. (a)	401
69	CONSOL Energy, Inc.	2,426
287	Freeport-McMoRan Copper & Gold, Inc.	11,159
148	Newmont Mining Corp.	8,073
82	Peabody Energy Corp.	2,288
17	Royal Gold, Inc.	1,497
112	Vulcan Materials Co.	5,149

		32,589

Miscellaneous Manufacturing - 2.3%
190	3M Co.	16,644
161	Baxter International, Inc.	10,083
59	Becton, Dickinson & Co.	4,465
4	Blyth, Inc.	91
415	Boston Scientific Corp. (a)	2,133
69	C.R. Bard, Inc.	6,637
56	Callaway Golf Co.	306
66	CareFusion Corp. (a)	1,753
90	Coach, Inc.	5,045
71	Estee Lauder Companies, Inc. Class A	4,375
11	ICU Medical, Inc. (a)	653
12	Intuitive Surgical, Inc. (a)	6,507
17	JAKKS Pacific, Inc.	219
99	Mattel, Inc.	3,641

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	29

Direxion S&P 1500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Miscellaneous Manufacturing (continued)
299	Medtronic, Inc.	$12,432
125	Rockwell Automation, Inc.	8,883
85	Stryker Corp.	4,471
31	Symmetry Medical, Inc. (a)	284
108	Thermo Fisher Scientific, Inc.	6,594
51	Zimmer Holdings, Inc.	3,275

		98,491

Miscellaneous Store Retailers - 0.1%
33	PetSmart, Inc.	2,191
4	Stamps.Com., Inc. (a)	110
200	Staples, Inc.	2,303

		4,604

Motion Picture and Sound Recording Industries - 0.3%
30	Cinemark Holdings, Inc.	741
16	Netflix, Inc. (a)	1,265
278	Time Warner, Inc.	12,079

		14,085

Motor Vehicle and Parts Dealers - 0.3%
34	AutoNation, Inc. (a)	1,510
11	AutoZone, Inc. (a)	4,125
221	CarMax, Inc. (a)	7,458
18	Lithia Motors, Inc. Class A	616
34	Sonic Automotive, Inc. Class A	660
46	The Pep Boys - Manny, Moe & Jack	460

		14,829

Nonmetallic Mineral Product Manufacturing - 0.1%
148	Owens - Illinois, Inc. (a)	2,885

Nonstore Retailers - 1.0%
109	Amazon.com, Inc. (a)	25,377
10	Digital River, Inc. (a)	143
350	eBay, Inc. (a)	16,902
33	HSN, Inc.	1,717
24	Nutrisystem, Inc.	231

		44,370

Oil and Gas Extraction - 2.7%
150	Anadarko Petroleum Corp.	10,322
117	Apache Corp.	9,682
43	Bill Barrett Corp. (a)	985
97	Cabot Oil & Gas Corp.	4,557
156	Chesapeake Energy Corp.	3,161
77	Cimarex Energy Co.	4,403
4	Contango Oil & Gas Company (a)	197
337	Denbury Resources, Inc. (a)	5,166
112	Devon Energy Corp.	6,520
80	EOG Resources, Inc.	9,319
93	Helmerich & Payne, Inc.	4,445
262	Hess Corp.	13,691
207	Marathon Oil Corp.	6,222
53	Noble Energy, Inc.	5,036
240	Occidental Petroleum Corp.	18,949
47	PetroQuest Energy, Inc. (a)	287
110	Plains Exploration & Production Co. (a)	3,923
48	Range Resources Corp.	3,137
45	Stone Energy Corp. (a)	1,062

Shares		Value

Oil and Gas Extraction (continued)
38	Swift Energy Co. (a)	$635
38	Unit Corp. (a)	1,533

		113,232

Other Information Services - 1.4%
78	Google, Inc. Class A (a)	53,022
312	Yahoo!, Inc. (a)	5,245

		58,267

Paper Manufacturing - 0.7%
91	Bemis Co., Inc.	3,008
35	Buckeye Technologies, Inc.	917
20	Clearwater Paper Corp. (a)	791
32	Domtar Corp.	2,552
125	International Paper Co.	4,479
116	Kimberly-Clark Corp.	9,679
153	MeadWestvaco Corp.	4,542
15	Neenah Paper, Inc.	389
47	Packaging Corp of America	1,658
9	Schweitzer-Mauduit International, Inc.	315
50	Sealed Air Corp.	811
30	Sonoco Products Co.	934
41	Wausau Paper Corp.	339

		30,414

Performing Arts, Spectator Sports, and Related Industries - 0.1%
82	International Game Technology	1,053
37	Life Time Fitness, Inc. (a)	1,661
131	Live Nation Entertainment, Inc. (a)	1,198

		3,912

Personal and Laundry Services - 0.0%
16	Dice Holdings, Inc. (a)	141

Petroleum and Coal Products Manufacturing - 5.2%
574	Chevron Corp.	63,261
361	ConocoPhillips	20,884
1,348	Exxon Mobil Corp.	122,898
59	HollyFrontier Corp.	2,279
54	Murphy Oil Corp.	3,240
59	Tesoro Corp.	2,225
164	Valero Energy Corp.	4,772

		219,559

Pipeline Transportation - 0.2%
60	ONEOK, Inc.	2,838
183	Williams Companies, Inc.	6,403

		9,241

Plastics and Rubber Products Manufacturing - 0.1%
99	Goodyear Tire & Rubber Co. (a)	1,130
86	Newell Rubbermaid, Inc.	1,775

		2,905

Primary Metal Manufacturing - 0.5%
325	Alcoa, Inc.	2,785
97	Allegheny Technologies, Inc.	2,556
107	Commercial Metals Co.	1,472
94	Nucor Corp.	3,773

The accompanying notes are an integral part of these financial statements.

30	DIREXION ANNUAL REPORT

Direxion S&P 1500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Primary Metal Manufacturing (continued)
42	Precision Castparts Corp.	$7,269
66	Steel Dynamics, Inc.	835
19	Texas Industries, Inc. (a)	819
23	Titanium Metals Corp.	269
44	United States Steel Corp.	897

		20,675

Printing and Related Support Activities - 0.0% (†)
12	American Greetings Corp. Class A	206

Professional, Scientific, and Technical Services - 2.9%
188	Accenture PLC Class A	12,673
15	Alliance Data Systems Corp. (a)	2,145
227	Amgen, Inc.	19,646
23	Arbitron, Inc.	836
70	Biogen Idec, Inc. (a)	9,675
37	Broadridge Financial Solutions, Inc.	849
6	CACI International, Inc. Class A (a)	303
82	Cadence Design Systems, Inc. (a)	1,038
42	Cerner Corp. (a)	3,200
88	Cognizant Technology Solutions Corp. Class A (a)	5,865
46	Computer Sciences Corp.	1,401
28	comScore, Inc. (a)	397
100	Convergys Corp.	1,681
29	Ebix, Inc.	632
29	EPIQ Systems, Inc.	354
12	Exponent, Inc. (a)	660
12	FactSet Research System, Inc.	1,087
13	Forrester Research, Inc.	376
37	Harte-Hanks, Inc.	206
10	iGATE Corp. (a)	161
36	Itron, Inc. (a)	1,478
25	Jack Henry & Associates, Inc.	950
115	Jacobs Engineering Group, Inc. (a)	4,438
37	JDA Software Group Inc. (a)	1,411
44	LivePerson, Inc. (a)	690
11	Luminex Corp. (a)	177
31	MasterCard, Inc. Class A	14,289
30	MAXIMUS, Inc.	1,655
33	Monotype Imaging Holdings, Inc.	505
109	Monster Worldwide, Inc. (a)	678
80	Omnicom Group, Inc.	3,834
30	Perficient, Inc. (a)	341
15	priceline.com, Inc. (a)	8,607
36	Quality Systems, Inc.	628
83	SAIC, Inc.	912
39	Salesforce.com, Inc. (a)	5,693
21	Solera Holdings, Inc.	983
9	Sourcefire, Inc. (a)	385
10	Synaptics, Inc. (a)	232
25	Synchronoss Technologies, Inc. (a)	512
7	SYNNEX Corp. (a)	227
33	Teledyne Technologies, Inc. (a)	2,113
21	Teletech Holdings, Inc. (a)	354
79	United Online, Inc.	423
20	ValueClick, Inc. (a)	333
46	VeriSign, Inc. (a)	1,705
17	Virtusa Corp. (a)	292

Shares		Value

Professional, Scientific, and Technical Services (continued)
26	Waters Corp. (a)	$2,127
34	WEX, Inc. (a)	2,508

		121,665

Publishing Industries (except Internet) - 4.2%
35	ACI Worldwide, Inc. (a)	1,369
142	Adobe Systems, Inc. (a)	4,828
27	ANSYS, Inc. (a)	1,914
68	Autodesk, Inc. (a)	2,165
39	Blackbaud, Inc.	927
44	BMC Software, Inc. (a)	1,791
33	Bottomline Technology, Inc. (a)	772
101	CA, Inc.	2,275
12	CommVault Systems, Inc. (a)	750
189	Compuware Corp. (a)	1,637
13	Concur Technologies, Inc. (a)	861
38	DealerTrack Holdings, Inc. (a)	1,039
99	Electronic Arts, Inc. (a)	1,223
201	Gannett Co., Inc.	3,397
4	Interactive Intelligence Group, Inc. (a)	127
83	Intuit, Inc.	4,932
18	Manhattan Associates, Inc. (a)	1,080
245	McGraw-Hill Companies, Inc.	13,543
20	Medidata Solutions, Inc. (a)	840
33	Meredith Corp.	1,105
24	MICROS Systems, Inc. (a)	1,089
2,223	Microsoft Corp.	63,432
8	MicroStrategy, Inc. Class A (a)	756
8	Multimedia Games Co., Inc. (a)	127
603	News Corp. Class A	14,423
186	NVIDIA Corp. (a)	2,226
1,134	Oracle Corp.	35,211
56	Progress Software Corp. (a)	1,104
34	Rovi Corp. (a)	460
23	Scholastic Corp.	759
211	Symantec Corp. (a)	3,838
44	Synopsys, Inc. (a)	1,417
28	Take-Two Interactive Software, Inc. (a)	312
24	The E W Scripps Co. Class A (a)	255
46	TIBCO Software, Inc. (a)	1,160
23	Tyler Technologies, Inc. (a)	1,100
4	Washington Post Co. Class B	1,334

		175,578

Rail Transportation - 1.1%
709	CSX Corp.	14,514
102	Kansas City Southern	8,207
106	Norfolk Southern Corp.	6,503
147	Union Pacific Corp.	18,086

		47,310

Real Estate - 1.9%
83	American Campus Communities, Inc.	3,761
134	Boston Properties, Inc.	14,244
271	CBRE Group, Inc. Class A (a)	4,883
23	Government Properities Income	510

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	31

Direxion S&P 1500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Real Estate (continued)
362	HCP, Inc.	$16,037
68	Health Care REIT, Inc.	4,041
97	National Retail Properties, Inc.	3,073
41	Penn Virginia Corp.	185
130	Public Storage	18,023
11	Saul Centers, Inc.	476
89	Ventas, Inc.	5,631
128	Vornado Realty Trust	10,267

		81,131

Repair and Maintenance - 0.0% (†)
27	Monro Muffler Brake, Inc.	916

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.4%
60	BlackRock, Inc.	11,381
26	CBOE Holdings, Inc.	767
324	Charles Schwab Corp.	4,400
91	CME Group, Inc.	5,090
76	E*TRADE Financial Corp. (a)	635
28	Federated Investors, Inc. Class B	651
41	Franklin Resources, Inc.	5,240
12	Interactive Brokers Group, Inc. Class A	171
22	IntercontinentalExchange, Inc. (a)	2,882
397	Invesco Ltd.	9,655
166	Janus Capital Group, Inc.	1,411
73	NYSE Euronext	1,807
15	Piper Jaffray Cos (a)	403
226	T. Rowe Price Group, Inc.	14,676
5	Virtus Invt Partners, Inc. (a)	480

		59,649

Sporting Goods, Hobby, Musical Instrument, and Book Stores - 0.0% (†)
11	Barnes & Noble, Inc. (a)	185
26	Cabelas, Inc. (a)	1,165
8	Hibbett Sports, Inc. (a)	432

		1,782

Support Activities for Mining - 1.2%
17	Atwood Oceanics, Inc. (a)	813
20	Diamond Offshore Drilling, Inc.	1,385
69	Ensco PLC Class A	3,989
279	Halliburton Co.	9,008
24	Matrix Service Co. (a)	252
89	Nabors Industries Ltd. (a)	1,201
75	Noble Corp.	2,831
45	Oceaneering International, Inc.	2,355
133	Patterson UTI Energy, Inc.	2,152
36	Rowan Companies PLC Class A (a)	1,142
392	Schlumberger Ltd. (c)	27,255

		52,383

Support Activities for Transportation - 0.4%
143	C.H. Robinson Worldwide, Inc.	8,627
195	Expeditors International of Washington, Inc.	7,139
32	Hub Group, Inc. (a)	992
14	Tidewater, Inc.	665

		17,423

Shares		Value

Telecommunications - 3.3%
117	American Tower Corp.	$8,808
1,687	AT&T, Inc.	58,353
34	Blucora, Inc. (a)	597
186	CenturyLink, Inc.	7,139
172	Cincinnati Bell, Inc. (a)	896
86	Crown Castle International Corp. (a)	5,741
14	Equinix, Inc. (a)	2,526
74	Fidelity National Information Services, Inc.	2,432
283	Frontier Communications Corp.	1,336
26	General Communication, Inc. Class A (a)	227
13	J2 Global, Inc.	391
13	NTELOS Holdings Corp.	198
90	Time Warner Cable, Inc.	8,920
44	tw telecom, Inc. (a)	1,120
18	USA Mobility, Inc.	199
868	Verizon Communications, Inc.	38,748
172	Windstream Corp.	1,641

		139,272

Transportation Equipment Manufacturing - 2.2%
201	Boeing Co.	14,158
42	Briggs & Stratton Corp.	830
101	Eaton Corp.	4,769
54	Federal Signal Corp. (a)	312
1,153	Ford Motor Co.	12,867
191	General Dynamics Corp.	13,003
69	Harley-Davidson, Inc.	3,226
234	Honeywell International, Inc.	14,330
80	Lockheed Martin Corp.	7,494
42	Rockwell Collins, Inc.	2,250
16	Standard Motor Products Inc.	300
253	United Technologies Corp.	19,775

		93,314

Truck Transportation - 0.1%
81	J.B. Hunt Transport Services, Inc.	4,754
41	Werner Enterprises, Inc.	950

		5,704

Utilities - 3.9%
36	Aegion Corp. (a)	665
72	Ameren Corp.	2,367
143	American Electric Power Co., Inc.	6,355
13	CH Energy Group, Inc.	845
235	CMS Energy Corp.	5,715
87	Consolidated Edison, Inc.	5,253
168	Dominion Resources, Inc.	8,867
51	DTE Energy Co.	3,167
207	Duke Energy Corp.	13,598
96	Edison International	4,506
35	El Paso Electric Co.	1,190
52	Entergy Corp.	3,774
109	EQT Corp.	6,609
253	Exelon Corp.	9,052
122	FirstEnergy Corp.	5,578
18	Headwaters, Inc. (a)	129

The accompanying notes are an integral part of these financial statements.

32	DIREXION ANNUAL REPORT

Direxion S&P 1500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Utilities (continued)
123	NextEra Energy, Inc.	$8,617
66	NRG Energy, Inc.	1,423
32	Pentair Ltd	1,352
202	Pepco Holdings, Inc.	4,014
380	PG&E Corp.	16,158
172	PPL Corp.	5,088
447	Public Service Enterprise Group, Inc.	14,322
39	SCANA Corp.	1,914
67	Sempra Energy	4,673
259	Southern Co.	12,132
193	Spectra Energy Corp.	5,572
206	Wisconsin Energy Corp.	7,925
195	Xcel Energy, Inc.	5,509

		166,369

Warehousing and Storage - 0.0% (†)
44	Iron Mountain, Inc.	1,522

Waste Management and Remediation Services - 0.1%
26	Stericycle, Inc. (a)	2,464

Water Transportation - 0.1%
134	Carnival Corp.	5,076
6	Seacor Holdings, Inc. (a)	526

		5,602

Wholesale Electronic Markets and Agents and Brokers - 0.2%
81	Genuine Parts Co.	5,069
24	ScanSource, Inc. (a)	702
34	Tech Data Corp. (a)	1,507

		7,278

Wood Product Manufacturing - 0.0% (†)
60	Leucadia National Corp.	1,362

	TOTAL COMMON STOCKS (Cost $4,011,098)	$4,236,948

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
5,677	Dreyfus Treasury Prime Cash Management	5,677

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,677)	$5,677

	TOTAL INVESTMENTS - 100.0% (Cost $4,016,775)	$4,242,625
	Other Liabilities in Excess of Assets - (0.0)% (†)	(1,957)

	TOTAL NET ASSETS - 100.0%	$4,240,668

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(†)	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	33

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

COMMON STOCKS - 99.9%
Accommodation - 0.3%
122	Host Hotels & Resorts, Inc.	$1,764
42	Marriott International, Inc. Class A	1,532
33	Starwood Hotels & Resorts Worldwide, Inc.	1,711
24	Wyndham Worldwide Corp.	1,210

		6,217

Administrative and Support Services - 0.5%
8	Dun & Bradstreet Corp.	648
20	Equifax, Inc.	1,001
16	Expedia, Inc.	947
54	Paychex, Inc.	1,751
24	Robert Half International, Inc.	645
39	The ADT Corporation (a)	1,619
18	TripAdvisor, Inc. (a)	545
74	Waste Management, Inc.	2,422

		9,578

Air Transportation - 0.1%
125	Southwest Airlines Co.	1,103

Ambulatory Health Care Services - 0.2%
14	DaVita, Inc. (a)	1,575
16	Laboratory Corp. of America Holdings (a)	1,356
27	Quest Diagnostics, Inc.	1,558

		4,489

Amusement, Gambling, and Recreation Industries - 0.8%
303	The Walt Disney Co.	14,868
13	Wynn Resorts Ltd.	1,574

		16,442

Apparel Manufacturing - 0.2%
18	Cintas Corp.	753
15	VF Corp.	2,347

		3,100

Beverage and Tobacco Product Manufacturing - 4.5%
343	Altria Group, Inc.	10,907
27	Beam, Inc.	1,500
26	Brown Forman Corp. Class B	1,666
653	Coca-Cola Co.	24,278
47	Coca-Cola Enterprises, Inc.	1,478
25	Constellation Brands, Inc. Class A (a)	884
36	Dr Pepper Snapple Group, Inc.	1,543
53	Loews Corp.	2,241
22	Lorillard, Inc.	2,552
26	Molson Coors Brewing Co. Class B	1,122
26	Monster Beverage Corp. (a)	1,161
263	Pepsico, Inc.	18,209
284	Philip Morris International, Inc.	25,152
55	Reynolds American, Inc.	2,290

		94,983

Broadcasting (except Internet) - 1.4%
36	Cablevision Systems Corp. Class A	627
100	CBS Corp. Class B	3,240

Shares		Value

Broadcasting (except Internet) (continued)
452	Comcast Corp. Class A	$16,954
106	DIRECTV Class A (a)	5,418
42	Discovery Communications, Inc. Class A (a)	2,479
15	Scripps Networks Interactive, Inc. Class A	911

		29,629

Building Material and Garden Equipment and Supplies Dealers - 1.2%
45	Fastenal Co.	2,012
254	Home Depot, Inc.	15,590
192	Lowe’s Companies, Inc.	6,217
14	The Sherwin Williams Co.	1,996

		25,815

Chemical Manufacturing - 9.5%
265	Abbott Laboratories	17,363
36	Air Products & Chemicals, Inc.	2,791
33	Alexion Pharmaceuticals, Inc. (a)	2,983
52	Allergan, Inc.	4,676
73	Avon Products, Inc.	1,131
283	Bristol-Myers Squibb Co.	9,410
73	Celgene Corp. (a)	5,352
11	CF Industries Holdings, Inc.	2,257
22	Clorox Co.	1,591
75	Colgate-Palmolive Co.	7,872
157	E.I. du Pont de Nemours and Co.	6,990
26	Eastman Chemical Co.	1,540
44	Ecolab, Inc.	3,062
172	Eli Lilly & Co.	8,364
39	Forest Laboratories, Inc. (a)	1,315
128	Gilead Sciences, Inc. (a)	8,596
28	Hospira, Inc. (a)	859
14	International Flavors & Fragrances, Inc.	905
465	Johnson & Johnson	32,932
30	Life Technologies Corp. (a)	1,467
57	LyondellBasell Industries NV	3,043
34	Mead Johnson Nutrition Co.	2,096
514	Merck & Co., Inc.	23,454
47	Mosaic Co.	2,460
68	Mylan, Inc. (a)	1,723
15	Perrigo Co.	1,725
1,261	Pfizer, Inc.	31,362
26	PPG Industries, Inc.	3,044
50	Praxair, Inc.	5,310
202	The Dow Chemical Co.	5,919
22	Watson Pharmaceuticals, Inc. (a)	1,891

		203,483

Clothing and Clothing Accessories Stores - 0.7%
14	Abercrombie & Fitch Co. Class A	428
50	Gap, Inc.	1,786
40	Limited Brands, Inc.	1,916
26	Nordstrom, Inc.	1,476
38	Ross Stores, Inc.	2,316
20	Tiffany & Co.	1,264

The accompanying notes are an integral part of these financial statements.

34	DIREXION ANNUAL REPORT

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Clothing and Clothing Accessories Stores (continued)
124	TJX Companies, Inc.	$5,162
18	Urban Outfitters, Inc. (a)	644

		14,992

Computer and Electronic Product Manufacturing - 12.1%
101	Advanced Micro Devices, Inc. (a)	207
59	Agilent Technologies, Inc.	2,123
54	Altera Corp.	1,646
27	Amphenol Corp. Class A	1,624
50	Analog Devices, Inc.	1,956
158	Apple, Inc.	94,025
87	Broadcom Corp. Class A	2,744
893	Cisco Systems, Inc.	15,305
99	Danaher Corp.	5,121
246	Dell, Inc. (a)	2,271
354	EMC Corp. (a)	8,645
10	First Solar, Inc. (a)	243
25	FLIR System, Inc.	486
9	Fossil, Inc. (a)	784
11	Harman International Industries, Inc.	461
19	Harris Corp.	870
332	Hewlett-Packard Co.	4,598
844	Intel Corp.	18,251
181	International Business Machines Corp.	35,210
32	Jabil Circuit, Inc.	555
39	JDS Uniphase Corp. (a)	378
89	Juniper Networks, Inc. (a)	1,475
16	L-3 Communications Holdings, Inc.	1,181
39	Linear Technology Corp.	1,219
94	LSI Corp. (a)	644
33	Microchip Technology, Inc.	1,035
172	Micron Technology, Inc. (a)	933
23	Molex, Inc.	597
48	Motorola Solutions, Inc.	2,481
61	NetApp, Inc. (a)	1,641
42	Northrop Grumman Corp.	2,885
19	PerkinElmer, Inc.	588
287	QUALCOMM, Inc.	16,811
56	Raytheon Co.	3,167
41	SanDisk Corp. (a)	1,712
60	Seagate Technology PLC	1,639
53	St. Jude Medical, Inc.	2,028
28	Teradata Corp. (a)	1,913
32	Teradyne, Inc. (a)	468
192	Texas Instruments, Inc.	5,393
78	Tyco International Ltd.	2,096
19	Varian Medical Systems, Inc. (a)	1,268
80	Viacom, Inc. Class B	4,102
38	Western Digital Corp.	1,301
221	Xerox Corp.	1,423
44	Xilinx, Inc.	1,441

		256,944

Construction of Buildings - 0.1%
47	D.R. Horton, Inc.	985
27	Lennar Corp. Class A	1,012

Shares		Value

Construction of Buildings (continued)
57	PulteGroup, Inc. (a)	$988

		2,985

Couriers and Messengers - 0.6%
49	FedEx Corp.	4,508
121	United Parcel Service, Inc. Class B	8,863

		13,371

Credit Intermediation and Related Activities - 7.9%
166	American Express Co.	9,291
36	Ameriprise Financial, Inc.	2,101
1,819	Bank Of America Corp.	16,953
199	Bank Of New York Mellon Corp.	4,917
118	BB&T Corp.	3,416
98	Capital One Financial Corp.	5,897
495	Citigroup, Inc.	18,508
33	Comerica, Inc.	984
87	Discover Financial Services	3,567
155	Fifth Third Bancorp	2,252
42	First Horizon National Corp.	391
46	H & R Block, Inc.	814
80	Hudson City Bancorp, Inc.	679
641	JPMorgan Chase & Co.	26,717
159	KeyCorp	1,339
20	M&T Bank Corp.	2,082
37	Northern Trust Corp.	1,768
59	People’s United Financial, Inc.	710
89	PNC Financial Services Group, Inc.	5,179
239	Regions Financial Corp.	1,558
79	SLM Corp.	1,389
81	State Street Corp.	3,610
91	SunTrust Banks, Inc.	2,475
320	U.S. Bancorp	10,627
88	Visa, Inc. Class A	12,211
829	Wells Fargo & Co.	27,929
102	Western Union Co.	1,295
31	Zions Bancorporation	666

		169,325

Data Processing, Hosting and Related Services - 0.6%
30	Akamai Technologies, Inc. (a)	1,140
82	Automatic Data Processing, Inc.	4,738
32	Citrix Systems, Inc. (a)	1,978
23	Fiserv, Inc. (a)	1,724
33	Red Hat, Inc. (a)	1,623
27	Total System Services, Inc.	607

		11,810

Educational Services - 0.0% (†)
17	Apollo Group, Inc. Class A (a)	341

Electrical Equipment, Appliance, and Component Manufacturing - 0.7%
27	Cooper Industries PLC	2,023
251	Corning, Inc.	2,949
123	Emerson Electric Co.	5,957
72	TE Connectivity Ltd.	2,317
13	Whirlpool Corp.	1,270

		14,516

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	35

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Electronics and Appliance Stores - 0.1%
45	Best Buy Co., Inc.	$685
21	GameStop Corp. Class A	479

		1,164

Fabricated Metal Product Manufacturing - 0.2%
26	Ball Corp.	1,114
25	Parker Hannifin Corp.	1,967
10	Snap-on, Inc.	773

		3,854

Food and Beverage Stores - 0.3%
92	Kroger Co.	2,320
40	Safeway, Inc.	652
29	Whole Foods Market, Inc.	2,748

		5,720

Food Manufacturing - 1.7%
111	Archer-Daniels Midland Co.	2,979
30	Campbell Soup Co.	1,058
69	ConAgra Foods, Inc.	1,921
31	Dean Foods Co. (a)	522
109	General Mills, Inc.	4,369
54	H. J. Heinz Co.	3,106
23	Hormel Foods Corp.	679
42	Kellogg Co.	2,197
99	Kraft Foods Group, Inc. (a)	4,502
22	McCormick & Co, Inc.	1,356
299	Mondelez International, Inc.	7,935
26	The Hershey Co.	1,790
18	The J.M. Smucker Co.	1,542
49	Tyson Foods, Inc. Class A	824

		34,780

Food Services and Drinking Places - 1.3%
5	Chipotle Mexican Grill, Inc. (a)	1,272
22	Darden Restaurants, Inc.	1,158
170	McDonald’s Corp.	14,757
128	Starbucks Corp.	5,875
77	Yum! Brands, Inc.	5,398

		28,460

Forestry and Logging - 0.2%
27	Plum Creek Timber Co., Inc.	1,185
91	Weyerhaeuser Co.	2,520

		3,705

Funds, Trusts, and Other Financial Vehicles - 0.5%
69	Kimco Realty Corp.	1,347
51	Simon Property Group, Inc.	7,763

		9,110

Furniture and Home Furnishings Stores - 0.1%
39	Bed Bath & Beyond, Inc. (a)	2,250

Furniture and Related Product Manufacturing - 0.1%
24	Leggett & Platt, Inc.	637
60	Masco Corp.	905

		1,542

General Merchandise Stores - 2.1%
10	Big Lots, Inc. (a)	291

Shares		Value

General Merchandise Stores (continued)
73	Costco Wholesale Corp.	$7,185
39	Dollar Tree, Inc. (a)	1,555
16	Family Dollar Stores, Inc.	1,055
24	J.C. Penney Co., Inc.	576
36	Kohl’s Corp.	1,918
68	Macy’s, Inc.	2,589
20	O’Reilly Automotive, Inc. (a)	1,714
111	Target Corp.	7,076
284	Wal-Mart Stores, Inc.	21,306

		45,265

Health and Personal Care Stores - 1.3%
215	CVS Caremark Corp.	9,977
137	Express Scripts Holding Co. (a)	8,431
40	McKesson Corp.	3,732
145	Walgreen Co.	5,108

		27,248

Heavy and Civil Engineering Construction - 0.0% (†)
28	Fluor Corp.	1,564

Hospitals - 0.0% (†)
17	Tenet Healthcare Corp. (a)	401

Insurance Carriers and Related Activities - 4.8%
57	ACE Ltd.	4,483
56	Aetna, Inc.	2,447
79	Aflac, Inc.	3,933
82	Allstate Corp.	3,278
197	American International Group, Inc. (a)	6,881
54	Aon PLC	2,913
14	Assurant, Inc.	529
309	Berkshire Hathaway, Inc. Class B (a)	26,683
45	Chubb Corp.	3,464
49	CIGNA Corp.	2,499
25	Cincinnati Financial Corp.	996
23	Coventry Health Care, Inc.	1,004
83	Genworth Financial, Inc. Class A (a)	495
74	Hartford Financial Services Group, Inc.	1,607
27	Humana, Inc.	2,005
47	Lincoln National Corp.	1,165
92	Marsh & McLennan Companies, Inc.	3,131
179	MetLife, Inc.	6,353
47	Principal Financial Group, Inc.	1,294
95	Progressive Corp.	2,119
79	Prudential Financial, Inc.	4,507
16	Torchmark Corp.	809
65	Travelers Companies, Inc.	4,611
174	UnitedHealth Group, Inc.	9,745
47	Unum Group	953
55	WellPoint, Inc.	3,370
52	XL Group PLC	1,286

		102,560

Leather and Allied Product Manufacturing - 0.3%
62	NIKE, Inc. Class B	5,666

The accompanying notes are an integral part of these financial statements.

36	DIREXION ANNUAL REPORT

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Machinery Manufacturing - 4.1%
209	Applied Materials, Inc.	$2,216
74	Baker Hughes, Inc.	3,106
110	Caterpillar, Inc.	9,330
30	Cummins, Inc.	2,807
66	Deere & Co.	5,639
31	Dover Corp.	1,805
9	Flowserve Corp.	1,219
23	FMC Corp.	1,231
40	FMC Technologies, Inc. (a)	1,636
1,782	General Electric Co.	37,529
73	Illinois Tool Works, Inc.	4,477
48	Ingersoll-Rand PLC	2,257
18	Joy Global, Inc.	1,124
28	KLA-Tencor Corp.	1,303
31	Lam Research Corp. (a)	1,097
72	National Oilwell Varco, Inc.	5,306
20	Pall Corp.	1,259
34	Pitney Bowes, Inc.	488
17	Roper Industries, Inc.	1,856
28	Stanley Black & Decker, Inc.	1,940

		87,625

Management of Companies and Enterprises - 0.8%
105	AES Corp. (a)	1,097
20	AGL Resources, Inc.	817
76	Goldman Sachs Group, Inc.	9,301
145	Huntington Bancshares, Inc.	927
233	Morgan Stanley	4,050

		16,192

Merchant Wholesalers, Durable Goods - 0.4%
42	Cameron International Corp. (a)	2,127
81	Covidien PLC	4,451
14	Patterson Companies, Inc	468
10	W.W. Grainger, Inc.	2,014

		9,060

Merchant Wholesalers, Nondurable Goods - 2.4%
12	Airgas, Inc.	1,068
42	AmerisourceBergen Corp.	1,656
58	Cardinal Health, Inc.	2,386
90	Monsanto Co.	7,746
465	Procter & Gamble Co.	32,197
10	Ralph Lauren Corp.	1,537
20	Sigma-Aldrich Corp.	1,402
99	Sysco Corp.	3,076

		51,068

Mining (except Oil and Gas) - 0.7%
24	Cliffs Natural Resources, Inc.	870
38	CONSOL Energy, Inc.	1,336
160	Freeport-McMoRan Copper & Gold, Inc.	6,221
84	Newmont Mining Corp.	4,582
45	Peabody Energy Corp.	1,256
22	Vulcan Materials Co.	1,011

		15,276

Miscellaneous Manufacturing - 2.5%
107	3M Co.	9,374

Shares		Value

Miscellaneous Manufacturing (continued)
92	Baxter International, Inc.	$5,762
34	Becton, Dickinson & Co.	2,573
239	Boston Scientific Corp. (a)	1,228
13	C.R. Bard, Inc.	1,250
37	CareFusion Corp. (a)	983
48	Coach, Inc.	2,690
24	DENTSPLY International, Inc.	884
20	Edwards Lifesciences Corp. (a)	1,737
41	Estee Lauder Companies, Inc. Class A	2,526
20	Hasbro, Inc.	720
7	Intuitive Surgical, Inc. (a)	3,796
58	Mattel, Inc.	2,133
172	Medtronic, Inc.	7,152
24	Rockwell Automation, Inc.	1,705
49	Stryker Corp.	2,577
62	Thermo Fisher Scientific, Inc.	3,786
29	Zimmer Holdings, Inc.	1,862

		52,738

Miscellaneous Store Retailers - 0.1%
18	PetSmart, Inc.	1,195
115	Staples, Inc.	1,324

		2,519

Motion Picture and Sound Recording Industries - 0.4%
9	Netflix, Inc. (a)	712
160	Time Warner, Inc.	6,952

		7,664

Motor Vehicle and Parts Dealers - 0.2%
7	AutoNation, Inc. (a)	311
6	AutoZone, Inc. (a)	2,250
39	CarMax, Inc. (a)	1,316

		3,877

Nonmetallic Mineral Product Manufacturing - 0.0% (†)
28	Owens-Illinois, Inc. (a)	546

Nonstore Retailers - 1.1%
61	Amazon.com, Inc. (a)	14,202
196	eBay, Inc. (a)	9,465

		23,667

Oil and Gas Extraction - 2.5%
84	Anadarko Petroleum Corp.	5,780
66	Apache Corp.	5,462
35	Cabot Oil & Gas Corp.	1,644
88	Chesapeake Energy Corp.	1,783
66	Denbury Resources, Inc. (a)	1,012
63	Devon Energy Corp.	3,667
46	EOG Resources, Inc.	5,359
18	Helmerich & Payne, Inc.	860
50	Hess Corp.	2,613
119	Marathon Oil Corp.	3,577
23	Newfield Exploration Co. (a)	624
30	Noble Energy, Inc.	2,850
137	Occidental Petroleum Corp.	10,817
21	Pioneer Natural Resources Co.	2,219
30	QEP Resources, Inc.	870
27	Range Resources Corp.	1,765

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	37

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Oil and Gas Extraction (continued)
59	Southwestern Energy Co. (a)	$2,047
34	WPX Energy, Inc. (a)	576

		53,525

Other Information Services - 1.6%
45	Google, Inc. Class A (a)	30,589
176	Yahoo!, Inc. (a)	2,959

		33,548

Paper Manufacturing - 0.5%
17	Bemis Co., Inc.	562
74	International Paper Co.	2,651
67	Kimberly-Clark Corp.	5,591
29	MeadWestvaco Corp.	861
29	Sealed Air Corp.	470

		10,135

Performing Arts, Spectator Sports, and Related Industries - 0.0% (†)
45	International Game Technology	578

Petroleum and Coal Products Manufacturing - 6.2%
331	Chevron Corp.	36,480
205	ConocoPhillips	11,859
779	Exxon Mobil Corp.	71,022
57	Marathon Petroleum Corp.	3,131
31	Murphy Oil Corp.	1,860
106	Phillips 66	4,999
24	Tesoro Corp.	905
93	Valero Energy Corp.	2,706

		132,962

Pipeline Transportation - 0.2%
35	ONEOK, Inc.	1,656
106	Williams Companies, Inc.	3,708

		5,364

Plastics and Rubber Products Manufacturing - 0.0% (†)
41	Goodyear Tire & Rubber Co. (a)	468
49	Newell Rubbermaid, Inc.	1,011

		1,479

Primary Metal Manufacturing - 0.4%
180	Alcoa, Inc.	1,543
18	Allegheny Technologies, Inc.	474
54	Nucor Corp.	2,167
25	Precision Castparts Corp.	4,327
12	Titanium Metals Corp.	141
24	United States Steel Corp.	489

		9,141

Printing and Related Support Activities - 0.0% (†)
17	Avery Dennison Corp.	550
30	R.R. Donnelley & Sons Co.	301

		851

Professional, Scientific, and Technical Services - 2.6%
107	Accenture PLC Class A	7,212
130	Amgen, Inc.	11,251
40	Biogen Idec, Inc. (a)	5,529
25	Cerner Corp. (a)	1,905

Shares		Value

Professional, Scientific, and Technical Services (continued)
50	Cognizant Technology Solutions Corp. Class A (a)	$3,333
26	Computer Sciences Corp.	792
13	F5 Networks, Inc. (a)	1,072
74	Interpublic Group of Companies, Inc.	747
22	Jacobs Engineering Group, Inc. (a)	849
18	MasterCard, Inc. Class A	8,297
33	Moody’s Corp.	1,589
45	Omnicom Group, Inc.	2,156
8	priceline.com, Inc. (a)	4,589
48	SAIC, Inc.	528
22	Salesforce.com, Inc. (a)	3,212
26	VeriSign, Inc. (a)	964
15	Waters Corp. (a)	1,227

		55,252

Publishing Industries (except Internet) - 3.8%
83	Adobe Systems, Inc. (a)	2,822
38	Autodesk, Inc. (a)	1,210
25	BMC Software, Inc. (a)	1,018
58	CA, Inc.	1,306
54	Electronic Arts, Inc. (a)	667
39	Gannett Co., Inc.	659
47	Intuit, Inc.	2,793
47	McGraw-Hill Companies, Inc.	2,598
1,273	Microsoft Corp.	36,324
344	News Corp. Class A	8,228
105	NVIDIA Corp. (a)	1,257
643	Oracle Corp.	19,965
119	Symantec Corp. (a)	2,165
1	Washington Post Co. Class B	334

		81,346

Rail Transportation - 0.8%
176	CSX Corp.	3,603
54	Norfolk Southern Corp.	3,313
80	Union Pacific Corp.	9,842

		16,758

Real Estate - 1.2%
25	Apartment Investment & Management Co. Class A	667
16	AvalonBay Communities, Inc.	2,169
25	Boston Properties, Inc.	2,658
51	CBRE Group, Inc. Class A (a)	919
51	Equity Residential	2,928
76	HCP, Inc.	3,366
39	Health Care REIT, Inc.	2,318
78	Prologis, Inc.	2,675
24	Public Storage	3,327
50	Ventas, Inc.	3,164
29	Vornado Realty Trust	2,326

		26,517

Rental and Leasing Services - 0.0% (†)
9	Ryder System, Inc.	406

The accompanying notes are an integral part of these financial statements.

38	DIREXION ANNUAL REPORT

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.0%
22	BlackRock, Inc.	$4,173
185	Charles Schwab Corp.	2,512
52	CME Group, Inc.	2,908
43	E*TRADE Financial Corp. (a)	359
16	Federated Investors, Inc. Class B	372
23	Franklin Resources, Inc.	2,940
12	IntercontinentalExchange, Inc. (a)	1,572
75	Invesco Ltd.	1,824
20	Legg Mason, Inc.	510
20	NASDAQ OMX Group, Inc.	476
42	NYSE Euronext	1,040
43	T. Rowe Price Group, Inc.	2,792

		21,478

Specialty Trade Contractors - 0.0% (†)
36	Quanta Services, Inc. (a)	933

Support Activities for Mining - 1.2%
12	Diamond Offshore Drilling, Inc.	831
39	Ensco PLC Class A	2,255
157	Halliburton Co.	5,070
49	Nabors Industries Ltd. (a)	661
43	Noble Corp.	1,623
21	Rowan Companies PLC Class A (a)	666
224	Schlumberger Ltd. (b)	15,574

		26,680

Support Activities for Transportation - 0.1%
27	C.H. Robinson Worldwide, Inc.	1,629
36	Expeditors International of Washington, Inc.	1,318

		2,947

Telecommunications - 3.7%
67	American Tower Corp.	5,044
974	AT&T, Inc.	33,690
105	CenturyLink, Inc.	4,030
49	Crown Castle International Corp. (a)	3,271
42	Fidelity National Information Services, Inc.	1,381
169	Frontier Communications Corp.	798
53	MetroPCS Communications, Inc. (a)	541
506	Sprint Nextel Corp. (a)	2,803
52	Time Warner Cable, Inc.	5,154
481	Verizon Communications, Inc.	21,472
99	Windstream Corp.	944

		79,128

Transportation Equipment Manufacturing - 2.6%
114	Boeing Co.	8,030
19	BorgWarner, Inc. (a)	1,251
57	Eaton Corp.	2,692
644	Ford Motor Co.	7,187
56	General Dynamics Corp.	3,812
38	Harley-Davidson, Inc.	1,777
132	Honeywell International, Inc.	8,084
115	Johnson Controls, Inc.	2,960
45	Lockheed Martin Corp.	4,215
60	PACCAR, Inc.	2,600

Shares		Value

Transportation Equipment Manufacturing (continued)
24	Rockwell Collins, Inc.	$1,286
47	Textron, Inc.	1,185
142	United Technologies Corp.	11,099

		56,178

Utilities - 3.9%
41	Ameren Corp.	1,348
82	American Electric Power Co., Inc.	3,644
72	CenterPoint Energy, Inc.	1,560
45	CMS Energy Corp.	1,094
49	Consolidated Edison, Inc.	2,959
97	Dominion Resources, Inc.	5,120
29	DTE Energy Co.	1,801
119	Duke Energy Corp.	7,818
55	Edison International	2,582
30	Entergy Corp.	2,177
25	EQT Corp.	1,516
144	Exelon Corp.	5,152
71	FirstEnergy Corp.	3,246
13	Integrys Energy Group, Inc.	703
107	Kinder Morgan, Inc.	3,713
71	NextEra Energy, Inc.	4,974
48	NiSource, Inc.	1,223
53	Northeast Utilities	2,083
38	NRG Energy, Inc.	819
18	Pentair Ltd	760
39	Pepco Holdings, Inc.	775
72	PG&E Corp.	3,061
18	Pinnacle West Capital Corp.	953
98	PPL Corp.	2,899
85	Public Service Enterprise Group, Inc.	2,723
22	SCANA Corp.	1,080
38	Sempra Energy	2,651
148	Southern Co.	6,933
110	Spectra Energy Corp.	3,175
34	TECO Energy, Inc.	608
39	Wisconsin Energy Corp.	1,500
82	Xcel Energy, Inc.	2,317

		82,967

Warehousing and Storage - 0.0% (†)
25	Iron Mountain, Inc.	865

Waste Management and Remediation Services - 0.1%
51	Republic Services, Inc.	1,446
14	Stericycle, Inc. (a)	1,327

		2,773

Water Transportation - 0.1%
75	Carnival Corp.	2,841

Wholesale Electronic Markets and Agents and Brokers - 0.1%
26	Genuine Parts Co.	1,627

Wood Product Manufacturing - 0.1%
33	Leucadia National Corp.	749
31	Xylem, Inc.	752

		1,501

	TOTAL COMMON STOCKS (Cost $1,999,530)	$2,130,424

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	39

Direxion S&P 500® DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
5,944	Dreyfus Treasury Prime Cash Management	$5,944

	TOTAL SHORT-TERM INVESTMENTS (Cost $5,944)	$5,944

	TOTAL INVESTMENTS - 100.2% (Cost $2,005,474)	$2,136,368
	Other Liabilities in Excess of Assets - (0.2%)	(3,475)

	TOTAL NET ASSETS - 100.0%	$2,132,893

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(†)	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

40	DIREXION ANNUAL REPORT

Direxion S&P Latin America 40 DRRC Index Volatility Response Shares

Schedule of Investments

October 31, 2012

Shares		Value

COMMON STOCKS - 56.6%
Air Transportation - 2.6%
3,964	Latam Airlines Group S A ADR	$98,268

Beverage and Tobacco Product Manufacturing - 4.8%
1,965	Fomento Economico Mexicano SAB de CV ADR	178,049

Broadcasting (except Internet) - 4.2%
7,041	Grupo Televisa SA ADR	159,127

Chemical Manufacturing - 1.0%
637	Sociedad Quimica y Minera de Chili SA ADR	36,850

Credit Intermediation and Related Activities - 4.4%
348	Banco de Chile ADR	30,770
2,465	Banco Santander Chile ADR	67,023
520	Credicorp Ltd.	67,257

		165,050

Food Manufacturing - 4.6%
9,410	BRF-Brasil Foods SA ADR	172,391

Mining (except Oil and Gas) - 4.0%
1,475	Cia de Minas Buenaventura SA ADR	52,746
2,528	Southern Copper Corp.	96,317

		149,063

Miscellaneous Store Retailers - 2.4%
5,520	Cencosud SA Reg S ADR ADR (a)	89,258

Nonmetallic Mineral Product Manufacturing - 3.0%
12,572	Cemex SAB de CV ADR (a)	113,651

Oil and Gas Extraction - 4.5%
2,865	Ecopetrol SA ADR	169,636

Primary Metal Manufacturing - 1.9%
12,815	Cia Siderurgica Nacional SA ADR	69,714

Telecommunications - 13.8%
20,448	America Movil SAB de CV Series L ADR	517,130

Transportation Equipment Manufacturing - 0.8%
1,235	Embraer SA ADR	34,469

Utilities - 4.6%
4,243	Centrais Eletricas Brasileiras SA ADR	23,591
1,690	CPFL Energia SA ADR	39,360
1,103	Empresa Nacional de Elctricidad SA ADR	52,801
3,376	Enersis SA ADR	57,189

		172,941

	TOTAL COMMON STOCKS (Cost $2,020,380)	2,125,597

PREFERRED STOCKS - 43.0%
Beverage and Tobacco Product Manufacturing - 4.8%
4,390	Cia de Bebidas das Americas ADR	179,068

Shares		Value

Credit Intermediation and Related Activities - 15.6%
17,575	Banco Bradesco SA ADR	$275,225
671	Bancolombia SA ADR	42,957
18,212	Itau Unibanco Holding SA	265,531

		583,713

Mining (except Oil and Gas) - 8.1%
17,149	Vale SA ADR	305,081

Oil and Gas Extraction - 9.6%
17,531	Petroleo Brasileiro SA ADR	359,911

Primary Metal Manufacturing - 1.7%
7,130	Gerdau SA ADR	62,673

Telecommunications - 0.7%
6,685	Oi SA ADR	26,740

Utilities - 2.5%
6,945	Cia Energetica de Minas Gerais ADR	83,270
797	Cia Paranaense de Energia ADR	11,764

		95,034

	TOTAL PREFERRED STOCKS (Cost $1,567,926)	$1,612,220

SHORT-TERM INVESTMENTS - 2.2%
Money Market Funds - 2.2%
82,146	Dreyfus Treasury Prime Cash Management, 0.00% (††) (a)	82,146

	TOTAL SHORT-TERM INVESTMENTS (Cost $82,146)	$82,146

	TOTAL INVESTMENTS - 101.8% (Cost $3,670,452)	$3,819,963
	Liabilities in Excess of Liabilities - (1.8)%	(68,989)

	TOTAL NET ASSETS - 100.0%	$3,750,974

Percentages are stated as a percent of net assets.

(††)	Less than 0.05%.

ADR	American Depository Receipt

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	41

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2012

Shares		Value

COMMON STOCKS - 99.9%
Administrative and Support Services - 2.0%
329	Expedia, Inc.	$19,460
566	Paychex, Inc.	18,355

		37,815

Amusement, Gambling, and Recreation Industries -1.1%
171	Wynn Resorts Ltd.	20,701

Beverage and Tobacco Product Manufacturing - 0.9%
358	Monster Beverage Corp. (a)	15,992

Broadcasting (except Internet) - 4.4%
539	Comcast Corp. Class A	20,218
373	DIRECTV Class A (a)	19,064
1,071	Liberty Interactive Corp. Class A (a)	21,420
7,667	Sirius XM Radio, Inc. (a)	21,468

		82,170

Building Material and Garden Equipment and Supplies Dealers - 1.1%
446	Fastenal Co.	19,936

Chemical Manufacturing - 7.8%
171	Alexion Pharmaceuticals, Inc. (a)	15,455
253	Celgene Corp. (a)	18,550
289	Gilead Sciences, Inc. (a)	19,409
394	Life Technologies Corp. (a)	19,271
797	Mylan, Inc. (a)	20,196
167	Perrigo Co.	19,207
331	Vertex Pharmaceuticals, Inc. (a)	15,967
1,503	Warner Chilcott PLC Class A	17,405

		145,460

Clothing and Clothing Accessories Stores - 1.0%
296	Ross Stores, Inc.	18,041

Computer and Electronic Product Manufacturing -23.1%
1,618	Activision Blizzard, Inc.	17,620
532	Altera Corp.	16,215
28	Apple, Inc.	16,663
548	Avago Technologies Ltd.	18,100
539	Broadcom Corp. Class A	16,997
1,034	Cisco Systems, Inc.	17,723
1,888	Dell, Inc. (a)	17,426
3,148	Flextronics International Ltd. (a)	18,164
218	Fossil, Inc. (a)	18,988
466	Garmin Ltd.	17,703
845	Intel Corp.	18,273
594	Linear Technology Corp.	18,568
1,992	Marvell Technology Group Ltd.	15,717
722	Maxim Integrated Products, Inc.	19,874
574	Microchip Technology, Inc.	17,995
3,074	Micron Technology, Inc. (a)	16,676
539	NetApp, Inc. (a)	14,499
304	QUALCOMM, Inc.	17,807
3,022	Research In Motion Ltd. (a)	23,964
432	SanDisk Corp. (a)	18,041
632	Seagate Technology PLC	17,266
674	Texas Instruments, Inc.	18,934
359	Viacom, Inc. Class B	18,406
560	Xilinx, Inc.	18,346

		429,965

Shares		Value

Data Processing, Hosting and Related Services - 3.9%
503	Akamai Technologies, Inc. (a)	$19,109
334	Automatic Data Processing, Inc.	19,302
241	Citrix Systems, Inc. (a)	14,896
264	Fiserv, Inc. (a)	19,784

		73,091

Educational Services - 0.7%
667	Apollo Group, Inc. Class A (a)	13,393

Food and Beverage Stores - 1.0%
196	Whole Foods Market, Inc.	18,567

Food Manufacturing - 2.0%
729	Green Mountain Coffee Roasters, Inc. (a)	17,613
718	Mondelez International, Inc.	19,056

		36,669

Food Services and Drinking Places - 0.9%
382	Starbucks Corp.	17,534

Furniture and Home Furnishings Stores - 1.0%
318	Bed Bath & Beyond, Inc. (a)	18,342

General Merchandise Stores - 4.2%
191	Costco Wholesale Corp.	18,800
402	Dollar Tree, Inc. (a)	16,028
233	O’Reilly Automotive, Inc. (a)	19,964
145	Sears Canada, Inc. ADR (a)	1,573
338	Sears Holdings Corp. (a)	21,182

		77,547

Health and Personal Care Stores - 1.0%
309	Express Scripts Holding Co. (a)	19,016

Machinery Manufacturing - 3.1%
1,708	Applied Materials, Inc.	18,105
410	KLA-Tencor Corp.	19,073
594	Lam Research Corp. (a)	21,027

		58,205

Merchant Wholesalers, Durable Goods - 1.0%
245	Henry Schein, Inc. (a)	18,076

Merchant Wholesalers, Nondurable Goods - 1.0%
267	Sigma-Aldrich Corp.	18,727

Mining (except Oil and Gas) - 1.0%
158	Randgold Resources Ltd. ADR	18,895

Miscellaneous Manufacturing - 3.2%
525	DENTSPLY International, Inc.	19,341
38	Intuitive Surgical, Inc. (a)	20,604
546	Mattel, Inc.	20,082

		60,027

Miscellaneous Store Retailers - 1.0%
1,582	Staples, Inc.	18,217

Motion Picture and Sound Recording Industries - 1.4%
339	Netflix, Inc. (a)	26,812

Nonstore Retailers - 2.0%
76	Amazon.com, Inc. (a)	17,694
395	eBay, Inc. (a)	19,075

		36,769

The accompanying notes are an integral part of these financial statements.

42	DIREXION ANNUAL REPORT

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2012

Shares		Value

Other Information Services - 3.1%
176	Baidu, Inc. ADR (a)	$18,765
26	Google, Inc. Class A (a)	17,674
1,241	Yahoo!, Inc. (a)	20,861

		57,300

Professional, Scientific, and Technical Services - 7.6%
239	Amgen, Inc.	20,684
126	Biogen Idec, Inc. (a)	17,416
262	Cerner Corp. (a)	19,962
285	Cognizant Technology Solutions Corp. Class A (a)	18,995
181	F5 Networks, Inc. (a)	14,929
401	Infosys Ltd. ADR	17,411
30	priceline.com, Inc. (a)	17,213
410	VeriSign, Inc. (a)	15,199

		141,809

Publishing Industries (except Internet) - 12.9%
578	Adobe Systems, Inc. (a)	19,652
581	Autodesk, Inc. (a)	18,499
457	BMC Software, Inc. (a)	18,600
729	CA, Inc.	16,417
419	Check Point Software Technologies Ltd. (a)	18,658
1,477	Electronic Arts, Inc. (a)	18,241
335	Intuit, Inc.	19,906
626	Microsoft Corp.	17,863
785	News Corp. Class A	18,777
777	Nuance Communications, Inc. (a)	17,296
1,430	NVIDIA Corp. (a)	17,117
602	Oracle Corp.	18,692
1,055	Symantec Corp. (a)	19,190

		238,908

Support Activities for Transportation - 2.2%
340	C.H. Robinson Worldwide, Inc.	20,512
532	Expeditors International of Washington, Inc.	19,477

		39,989

Telecommunications - 2.2%
665	Virgin Media, Inc.	21,772
676	Vodafone Group PLC ADR	18,401

		40,173

Transportation Equipment Manufacturing - 1.1%
471	PACCAR, Inc.	20,413

Waste Management and Remediation Services - 1.0%
214	Stericycle, Inc. (a)	20,279

	TOTAL COMMON STOCKS (Cost $2,118,785)	$1,858,838

	TOTAL INVESTMENTS - 99.9% (Cost $2,118,785)	$1,858,838
	Other Assets in Excess of Liabilities - 0.1%	1,017

	TOTAL NET ASSETS - 100.0%	$1,859,855

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	43

Direxion Daily Total Market Bear 1X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 20.2%
MONEY MARKET FUNDS - 20.2%
380,000	Dreyfus Treasury Prime Cash Management, 0.00% (††) (a)	$380,000
580,111	Morgan Stanley Institutional
	Global Liquidity Treasury Fund, 0.03% (a)	580,111

	TOTAL SHORT TERM INVESTMENTS (Cost $960,111)	$960,111

	TOTAL INVESTMENTS (Cost $960,111) - 20.2% (b)	$960,111
	Other Assets in Excess of Liabilities - 79.8%	3,786,482

	TOTAL NET ASSETS - 100.0%	$4,746,593

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.
(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $960,111.

Direxion Daily Total Market Bear 1X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	Vanguard Total Stock Market ETF	26,495	$1,792,408	(0.29%)	9/23/2013	$(141,907)
Morgan Stanley Capital Services	Vanguard Total Stock Market ETF	39,140	2,828,448	0.21%	8/19/2013	(11,855)

		65,635	$4,620,856			$(153,762)

The accompanying notes are an integral part of these financial statements.

44	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 19.5%
MONEY MARKET FUNDS - 19.5%
320,114	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$320,114

	TOTAL SHORT TERM INVESTMENTS (Cost $320,114)	$320,114

	TOTAL INVESTMENTS (Cost $320,114) - 19.5% (b)	$320,114
	Other Assets in Excess of Liabilities - 80.5%	1,320,146

	TOTAL NET ASSETS - 100.0%	$1,640,260

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.
(a)	Represents annualized seven-day yield at October 31, 2012.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $320,114.

Direxion Daily 7-10 Year Treasury Bear 1X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	iShares Barclays 7-10 Year Treasury Bond Fund	15,203	$1,608,108	(0.44%)	9/24/2013	$(48,586)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	45

Direxion Daily 20+ Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 22.6%
MONEY MARKET FUNDS - 22.6%
602,497	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$602,497

	TOTAL SHORT TERM INVESTMENTS (Cost $602,497)	$602,497

	TOTAL INVESTMENTS (Cost $602,497) - 22.6% (b)	$602,497
	Other Assets in Excess of Liabilities - 77.4%	2,060,918

	TOTAL NET ASSETS - 100.0%	$2,663,415

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.
(a)	Represents annualized seven-day yield at October 31, 2012.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $602,497.

Direxion Daily 20+ Year Treasury Bear 1X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG London	iShares Barclays 20+ Year Treasury Bond Fund	21,591	$2,636,970	(0.488%)	9/17/2015	$(46,622)

The accompanying notes are an integral part of these financial statements.

46	DIREXION ANNUAL REPORT

Direxion Daily Total Bond Market Bear 1X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 18.2%
MONEY MARKET FUNDS - 18.2%
1,520,098	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$1,520,098
90,378	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	90,378

	TOTAL SHORT TERM INVESTMENTS (Cost $1,610,476)	$1,610,476

	TOTAL INVESTMENTS (Cost $1,610,476) - 18.2% (b)	$1,610,476
	Other Assets in Excess of Liabilities - 81.8%	7,258,437

	TOTAL NET ASSETS - 100.0%	$8,868,913

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,610,476.

Direxion Daily Total Bond Market Bear 1X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	iShares Barclays Aggregate Bond Fund	78,792	$8,664,127	(0.188%)	9/24/2013	$(362,899)
Morgan Stanley Capital Services	iShares Barclays Aggregate Bond Fund	289	32,321	(0.138%)	10/16/2013	(91)

			$8,696,448			$(362,990)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	47

Statements of Assets and Liabilities

October 31, 2012

	Direxion All Cap Insider Sentiment Shares	Direxion Large Cap Insider Sentiment Shares
Assets:
Investments, at market value (Note 2)	$4,439,160	$4,245,690
Cash	—	9,122
Due from investment adviser, net	15,946	14,069
Dividend and interest receivable	2,723	3,658
Prepaid expense and other assets	2,789	2,642

Total Assets	4,460,618	4,275,181

Liabilities:
Payable to custodian	1,855	—
Accrued expenses and other liabilities	19,197	19,092

Total Liabilities	21,052	19,092

Net Assets	$4,439,566	$4,256,089

Net Assets Consist Of:
Capital Stock	$4,147,143	$3,997,769
Undistributed net investment income	—	—
Undistributed net realized gain	114,614	130,443
Net unrealized appreciation (depreciation) on:
Investment securities	177,809	127,877

Net Assets	$4,439,566	$4,256,089

Calculation of Net Asset Value Per Share:
Net assets	$4,439,566	$4,256,089
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	100,001
Net assets value, redemption price and offering price per share	$44.40	$42.56

Cost of Investments	$4,261,351	$4,117,813

The accompanying notes are an integral part of these financial statements.

48	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2012

	Direxion S&P 1500® DRRC Volatility Index Response Shares	Direxion S&P 500® DRRC Volatility Index Response Shares	Direxion S&P Latin America 40 DRRC Volatility Index Response Shares	Direxion NASDAQ-100® Equal Weighted Index Shares
Assets:
Investments, at market value (Note 2)	$4,242,625	$2,136,368	$3,819,963	$1,858,838
Cash	—	—	—	98
Receivable for investments sold	—	—	441,294	—
Due from investment adviser, net	19,849	22,373	21,608	11,630
Dividend and interest receivable	4,459	2,520	10,717	458
Prepaid expense and other assets	12,487	14,380	13,245	5,844

Total Assets	4,279,420	2,175,641	4,306,827	1,876,868

Liabilities:
Payable for investments purchased	—	—	532,614	—
Payable to custodian	13,293	15,201	6,156	—
Accrued expenses and other liabilities	25,459	27,547	17,083	17,013

Total Liabilities	38,752	42,748	555,853	17,013

Net Assets	$4,240,668	$2,132,893	$3,750,974	$1,859,855

Net Assets Consist Of:
Capital Stock	$3,997,738	$2,013,696	$3,997,738	$2,119,803
Undistributed net investment income	1,443	32	6,496	—
Undistributed (Accumulated) net realized gain (loss)	15,637	(11,729)	(402,771)	(1)
Net unrealized appreciation (depreciation) on:
Investment securities	225,850	130,894	149,511	(259,947)

Net Assets	$4,240,668	$2,132,893	$3,750,974	$1,859,855

Calculation of Net Asset Value Per Share:
Net assets	$4,240,668	$2,132,893	$3,750,974	$1,859,855
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	50,001	100,001	50,001
Net assets value, redemption price and offering price per share	$42.41	$42.66	$37.51	$37.20

Cost of Investments	$4,016,775	$2,005,474	$3,670,452	$2,118,785

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	49

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily Total Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares
Assets:
Investments, at market value (Note 2)	$960,111	$320,114	$602,497	$1,610,476
Cash	3,916,860	1,383,377	2,117,692	7,641,984
Due from investment adviser, net	5,142	4,473	3,048	—
Dividend and interest receivable	15	—	—	47
Prepaid expense and other assets	35,212	2,260	9,671	3,606

Total Assets	4,917,340	1,710,224	2,732,908	9,256,113

Liabilities:
Unrealized depreciation on swaps	153,762	48,586	46,622	362,990
Due to investment adviser, net	—	—	—	4,684
Due to brokers for swaps	66	1,368	3,787	59
Accrued expenses and other liabilities	16,919	20,010	19,084	19,467

Total Liabilities	170,747	69,964	69,493	387,200

Net Assets	$4,746,593	$1,640,260	$2,663,415	$8,868,913

Net Assets Consist Of:
Capital Stock	$5,740,023	$2,355,868	$3,983,943	$10,739,228
Accumulated net investment loss	(22,601)	(15,329)	(15,064)	(97,032)
Accumulated net realized loss	(817,067)	(651,693)	(1,258,842)	(1,410,293)
Net unrealized appreciation (depreciation) on:
Investment securities	—	—	—	—
Swaps	(153,762)	(48,586)	(46,622)	(362,990)

Net Assets	$4,746,593	$1,640,260	$2,663,415	$8,868,913

Calculation of Net Asset Value Per Share:
Net assets	$4,746,593	$1,640,260	$2,663,415	$8,868,913
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	150,001	50,001	100,001	250,001
Net assets value, redemption price and offering price per share	$31.64	$32.80	$26.63	$35.48

Cost of Investments	$960,111	$320,114	$602,497	$1,610,476

The accompanying notes are an integral part of these financial statements.

50	DIREXION ANNUAL REPORT

Statements of Operations

Period Ended October 31, 2012

	Direxion All Cap Insider Sentiment Shares[1]	Direxion Large Cap Insider Sentiment Shares[1]
Investment income:
Dividend income	$64,167	$59,911

Total Investment Income	64,167	59,911

Expenses:
Licensing fees	7,485	5,965
Professional fees	15,541	15,338
Investment advisory fees	21,037	16,775
Transfer agent fees	11,234	11,186
Offering fees	11,404	11,403
Custody fees	10,815	9,991
Pricing fees	6,510	6,510
Exchange listing fees	4,441	4,441
Administration and accounting fees	3,595	2,909
Report to shareholders	9,930	8,288
Compliance fees	169	128
Trustees’ fees and expenses	156	115
Excise tax	53	127
Other	252	247

Total expenses	102,622	93,423
Less: Reimbursement of expenses from Adviser	(72,176)	(69,066)

Net expenses	30,446	24,357

Net investment income	33,721	35,554

Net Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	140,837	133,424
In-kind redemptions	(96,434)	—

Net realized gain on investment securities, in-kind redemptions, and swaps	44,403	133,424

Change in unrealized appreciation (depreciation) on:
Investment securities	177,809	127,877

Change in unrealized appreciation on investment securities	177,809	127,877

Net realized and unrealized gain on investment securities, in-kind redemptions, and swaps	222,212	261,301

Net increase in net assets resulting from operations	$255,933	$296,855

[1]	Represents the period of December 8, 2011 (commencement of investment operations) to October 31, 2012.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	51

Statements of Operations

Period Ended October 31, 2012

	Direxion S&P 1500® DRRC Volatility Index Response Shares[1]	Direxion S&P 500® DRRC Volatility Index Response Shares[1]	Direxion S&P Latin America 40 DRRC Volatility Index Response Shares[1]	Direxion NASDAQ- 100® Equal Weighted Index Shares[2]
Investment income:
Dividend income	$44,552	$33,794	$24,950	$37,256

Total Investment Income	44,552	33,794	24,950	37,256

Expenses:
Licensing fees	42,819	41,926	42,631	6,165
Professional fees	26,377	27,036	25,657	16,231
Investment advisory fees	15,091	14,365	14,110	7,182
Transfer agent fees	10,168	10,159	10,157	8,120
Offering fees	11,906	12,708	11,899	12,584
Custody fees	20,592	27,273	3,086	2,792
Pricing fees	6,434	6,434	6,434	5,226
Exchange listing fees	4,709	4,709	4,709	3,265
Administration and accounting fees	3,443	2,621	1,856	2,115
Report to shareholders	9,445	9,655	9,364	5,134
Compliance fees	125	185	123	96
Trustees’ fees and expenses	109	117	101	85
Other	251	245	246	32

Total expenses	151,469	157,433	130,373	69,027
Less: Reimbursement of expenses from Adviser	(133,019)	(139,868)	(113,126)	(59,449)
Less: Investment advisory fees waived	(3,354)	(3,192)	(3,136)	(1,197)

Net expenses	15,096	14,373	14,111	8,381

Net investment income	29,456	19,421	10,839	28,875

Net Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	72,749	3,430	(402,771)	296
In-kind redemptions	—	94,549	—	106,103
Swaps	(57,235)	(45,197)	—	—

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	15,514	52,782	(402,771)	106,399

Change in unrealized appreciation (depreciation) on:
Investment securities	225,850	130,894	149,511	(259,947)

Change in unrealized appreciation (depreciation) on investment securities and swaps	225,850	130,894	149,511	(259,947)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, and swaps	241,364	183,676	(253,260)	(153,548)

Net increase (decrease) in net assets resulting from operations	$270,820	$203,097	$(242,421)	$(124,673)

[1]	Represents the period of January 11, 2012 (commencement of investment operations) to October 31, 2012.
[2]	Represents the period of March 21, 2012 (commencement of investment operations) to October 31, 2012.

The accompanying notes are an integral part of these financial statements.

52	DIREXION ANNUAL REPORT

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily Total Market Bear 1X Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares
Investment income:
Interest Income	$97	$—	$—	$425

Total Investment Income	97	—	—	425

Expenses:
Licensing fees	50,826	20,000	19,475	27,922
Professional fees	14,013	15,686	10,340	15,910
Investment advisory fees	18,654	13,225	12,618	93,526
Transfer agent fees	11,659	12,148	11,593	12,492
Offering fees	9,879	2,185	—	1,492
Custody fees	1,308	489	323	2,372
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	4,771	4,771	4,771	4,771
Administration and accounting fees	2,404	673	564	10,821
Report to shareholders	4,055	3,156	3,431	10,552
Compliance fees	93	86	72	726
Insurance fees	40	52	53	687
Trustees’ fees and expenses	137	108	90	772
Interest expense	3	—	—	—
Other	—	500	277	399

Total expenses	125,842	81,079	71,607	190,442
Less: Reimbursement of expenses from Adviser	(98,895)	(61,976)	(53,381)	(55,348)

Net expenses	26,947	19,103	18,226	135,094

Net investment loss	(26,850)	(19,103)	(18,226)	(134,669)

Net Realized and unrealized gain (loss) on investments:
Net realized loss on:
Swaps	(712,553)	(453,326)	(466,305)	(1,148,897)

Net realized loss on swaps	(712,553)	(453,326)	(466,305)	(1,148,897)

Change in unrealized appreciation (depreciation) on:
Swaps	(8,905)	203,811	124,394	222,640

Change in unrealized depreciation on swaps	(8,905)	203,811	124,394	222,640

Net realized and unrealized loss on swaps	(721,458)	(249,515)	(341,911)	(926,257)

Net decrease in net assets resulting from operations	$(748,308)	$(268,618)	$(360,137)	$(1,060,926)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	53

Statements of Changes in Net Assets

	Direxion All Cap Insider Sentiment Shares	Direxion Large Cap Insider Sentiment Shares
	For the Period December 8, 2011[1] Through October 31, 2012	For the Period December 8, 2011[1] Through October 31, 2012
Operations:
Net investment income	$33,721	$35,554
Net realized gain on investment securities and in-kind redemptions	44,403	133,424
Net unrealized appreciation on investment securities	177,809	127,877

Net increase in net assets resulting from operations	255,933	296,855

Distributions to shareholders:
Net investment income	(39,875)	(40,806)
Net realized gain	—	—
Return of Capital	—	—

Total distributions	(39,875)	(40,806)

Capital share transactions:
Proceeds from shares sold	6,138,033	4,000,040
Cost of shares redeemed	(1,914,908)	—
Transaction fees	383	—

Net increase in net assets resulting from capital transactions	4,223,508	4,000,040

Total increase in net assets	4,439,566	4,256,089
Net assets:
Beginning of period	—	—

End of period	$4,439,566	$4,256,089

Undistributed net investment income at end of period	$—	$—

Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	150,001	100,001
Shares repurchased	(50,000)	—

Shares outstanding, end of period	100,001	100,001

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

54	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion S&P 1500® DRRC Volatility Index Response Shares	Direxion S&P 500® DRRC Volatility Index Response Shares	Direxion S&P Latin America 40 DRRC Volatility Index Response Shares	Direxion NASDAQ- 100® Equal Weighted Index Shares
	For the Period January 11, 2012[1] Through October 31, 2012	For the Period January 11, 2012[1] Through October 31, 2012	For the Period January 11, 2012[1] Through October 31, 2012	For the Period March 21, 2012[1] Through October 31, 2012
Operations:
Net investment income	$29,456	$19,421	$10,839	$28,875
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	15,514	52,782	(402,771)	106,399
Net unrealized depreciation on investment securities	225,850	130,894	149,511	(259,947)

Net increase (decrease) in net assets resulting from operations	270,820	203,097	(242,421)	(124,673)

Distributions to shareholders:
Net investment income	(30,192)	(21,645)	(6,645)	(31,802)
Net realized gain	—	—	—	—
Return of Capital	—	(1,276)	—	—

Total distributions	(30,192)	(22,921)	(6,645)	(31,802)

Capital share transactions:
Proceeds from shares sold	4,000,040	44,409,891	4,000,040	5,824,530
Cost of shares redeemed	—	(42,457,573)	—	(3,808,962)
Transaction fees	—	399	—	762

Net increase in net assets resulting from capital transactions	4,000,040	1,952,717	4,000,040	2,016,330

Total increase in net assets	4,240,668	2,132,893	3,750,974	1,859,855
Net assets:
Beginning of period	—	—	—	—

End of period	$4,240,668	$2,132,893	$3,750,974	$1,859,855

Undistributed net investment income at end of period	$1,443	$32	$6,496	$—

Changes in shares outstanding
Shares outstanding, beginning of period	—	—	—	—
Shares sold	100,001	1,100,001	100,001	150,001
Shares repurchased	—	(1,050,000)	—	(100,000)

Shares outstanding, end of period	100,001	50,001	100,001	50,001

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	55

Statements of Changes in Net Assets

	Direxion Daily Total Market Bear 1X Shares		Direxion Daily 7-10 Year Treasury Bear 1X Shares
	Year Ended October 31, 2012	For the Period June 15, 2011[1] Through October 31, 2011	Year Ended October 31, 2012	For the Period March 23, 2011[1] Through October 31, 2011
Operations:
Net investment income (loss)	$(26,850)	$(10,089)	$(19,103)	$(14,034)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(712,553)	103,108	(453,326)	(198,367)
Net unrealized appreciation (depreciation) on investment securities and swaps	(8,905)	(144,857)	203,811	(252,397)

Net decrease in net assets resulting from operations	(748,308)	(51,838)	(268,618)	(464,798)

Distributions to shareholders:
Net investment income	—	—	—	—
Net realized gain	(199,643)	—	—	—
Return of Capital	—	—	—	—

Total distributions	(199,643)	—	—	—

Capital share transactions:
Proceeds from shares sold	1,746,342	4,000,040	—	5,935,632
Cost of shares redeemed	—	—	(1,627,433)	(1,935,592)
Transaction fees	—	—	488	581

Net increase in net assets resulting from capital transactions	1,746,342	4,000,040	(1,626,945)	4,000,621

Total increase (decrease) in net assets	798,391	3,948,202	(1,895,563)	3,535,823
Net assets:
Beginning of year/period	3,948,202	—	3,535,823	—

End of year/period	$4,746,593	$3,948,202	$1,640,260	$3,535,823

Accumulated net investment loss at end of year/period	$(22,601)	$—	$(15,329)	$—

Changes in shares outstanding
Shares outstanding, beginning of year/period	100,001	—	100,001	—
Shares sold	50,000	100,001	—	150,001
Shares repurchased	—	—	(50,000)	(50,000)

Shares outstanding, end of year/period	150,001	100,001	50,001	100,001

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

56	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bear 1X Shares		Direxion Daily Total Bond Market Bear 1X Shares
	Year Ended October 31, 2012	For the Period March 23, 2011[1] Through October 31, 2011	Year Ended October 31, 2012	For the Period March 23, 2011[1] Through October 31, 2011
Operations:
Net investment income (loss)	$(18,226)	$(13,508)	$(134,669)	$(72,699)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(466,305)	(792,537)	(1,148,897)	(261,396)
Net unrealized appreciation (depreciation) on investment securities and swaps	124,394	(171,016)	222,640	(585,630)

Net decrease in net assets resulting from operations	(360,137)	(977,061)	(1,060,926)	(919,725)

Distributions to shareholders:
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of Capital	—	—	—	—

Total distributions	—	—	—	—

Capital share transactions:
Proceeds from shares sold	—	5,910,496	—	51,611,980
Cost of shares redeemed	—	(1,910,456)	(33,178,581)	(7,594,291)
Transaction fees	—	573	8,178	2,278

Net increase in net assets resulting from capital transactions		4,000,613	(33,170,403)	44,019,967

Total increase (decrease) in net assets	(360,137)	3,023,552	(34,231,329)	43,100,242
Net assets:
Beginning of year/period	3,023,552	—	43,100,242	—

End of year/period	$2,663,415	$3,023,552	$8,868,913	$43,100,242

Accumulated net investment loss at end of year/period	$(15,064)	$—	$(97,032)	$—

Changes in shares outstanding
Shares outstanding, beginning of year/period	100,001	—	1,150,001	—
Shares sold	—	150,001	—	1,350,001
Shares repurchased	—	(50,000)	(900,000)	(200,000)

Shares outstanding, end of year/period	100,001	100,001	250,001	1,150,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	57

Financial Highlights

October 31, 2012

													RATIO TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[2,3]	Net Investment Income (Loss)[2,4]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000’s ommited)	Net Expenses[3]	Total Expenses[3]	Net Investment Income (Loss) After Expense Reimbursement[3]	Net Expenses[4]	Total Expenses[4]	Net Investment Income (Loss) After Expense Reimbursement[4]	Portfolio Turnover Rate[6]
Direxion All Cap Insider Sentiment Shares
For the Period December 8, 2011[1] Through October 31, 2012	$40.00	$0.28	$0.28	$4.48	$4.76	$(0.36)	$—	$—	$(0.36)	$44.40	11.94%[9]	$4,440	0.65%[8]	2.20%[8]	0.72%[8]	0.65%[8]	2.20%[8]	0.72%[8]	620%[9]
Direxion Large Cap Insider Sentiment Shares
For the Period December 8, 2011[1] Through October 31, 2012	$40.00	0.36	0.36	2.61	2.97	(0.41)	—	—	(0.41)	$42.56	7.43%[9]	$4,256	0.65%[8]	2.51%[8]	0.95%[8]	0.65%[8]	2.51%[8]	0.95%[8]	548%[9]
Direxion S&P 1500® DRRC Index Volatility Response Shares
For the Period January 11, 2012[1] Through October 31, 2012	$40.00	0.30	0.30	2.41	2.71	(0.30)	—	—	(0.30)	$42.41	6.78%[9]	$4,241	0.45%[8]	4.52%[8]	0.88%[8]	0.45%[8]	4.52%[8]	0.88%[8]	131%[9]
Direxion S&P 500® DRRC Index Volatility Response Shares
For the Period January 11, 2012[1] Through October 31, 2012	$40.00	0.20	0.20	2.80	3.00	(0.33)	—	(0.01)	(0.34)	$42.66	7.50%[9]	$2,133	0.45%[8]	4.93%[8]	0.61%[8]	0.45%[8]	4.93%[8]	0.61%[8]	238%[9]
Direxion S&P Latin America 40 DRRC Index Volatility Reponse Shares
For the Period January 11, 2012[1] Through October 31, 2012	$40.00	0.11	0.11	(2.53)	(2.42)	(0.07)	—	—	(0.07)	$37.51	(6.07)%[9]	$3,751	0.45%[8]	4.16%[8]	0.35%[8]	0.45%[8]	4.16%[8]	0.35%[8]	147%[9]
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Period March 21, 2012[1] Through October 31, 2012	$40.00	0.28	0.28	(2.76)	(2.48)	(0.32)	—	—	(0.32)	$37.20	(6.24)%[9]	$1,860	0.35%[8]	2.88%[8]	1.21%[8]	0.35%[8]	2.88%[8]	1.21%[8]	17%[9]
Direxion Daily Total Market Bear 1X Shares
For the Year Ended October 31, 2012	$39.48	(0.22)	(0.22)	(5.62)	(5.84)	—	(2.00)	—	(2.00)	$31.64	(15.64)%	$4,747	0.65%	3.04%	(0.65)%	0.65%	3.04%	(0.65)%	0%
For the Period June 15, 2011[1] Through October 31, 2011	$40.00	(0.10)	(0.10)	(0.42)	(0.52)	—	—	—	—	$39.48	(1.30)%[9]	$3,948	0.65%[8]	3.70%[8]	(0.64)%[8]	0.65%[8]	3.70%[8]	(0.64)%[8]	0%[9]
Direxion Daily 7-10 Year Treasury Bear 1X Shares
For the Year Ended October 31, 2012	$35.36	(0.22)	(0.22)	(2.34)	(2.56)	—	—	—	—	$32.80	(7.24)%	$1,640	0.65%	2.76%	(0.65)%	0.65%	2.76%	(0.65)%	0%
For the Period March 22, 2011[1] Through October 31, 2011	$40.00	(0.14)	(0.14)	(4.50)	(4.64)	—	—	—	—	$35.36	(11.60)%[9]	$3,536	0.65%[8]	3.17%[8]	(0.61)%[8]	0.65%[8]	3.17%[8]	(0.61)%[8]	0%[9]
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Year Ended October 31, 2012	$30.24	(0.18)	(0.18)	(3.43)	(3.61)	—	—	—	—	$26.63	(11.94)%	$2,663	0.65%	2.55%	(0.65)%	0.65%	2.55%	(0.65)%	0%
For the Period March 22, 2011[1] Through October 31, 2011	$40.00	(0.14)	(0.14)	(9.62)	(9.76)	—	—	—	—	$30.24	(24.40)%[9]	$3,024	0.65%[8]	3.29%[8]	(0.61)%[8]	0.65%[8]	3.29%[8]	(0.61)%[8]	0%[9]
Direxion Daily Total Bond Market Bear 1X Shares
For the Year Ended October 31, 2012	$37.48	(0.24)	(0.24)	(1.76)	(2.00)	—	—	—	—	$35.48	(5.34)%	$8,869	0.65%	0.92%	(0.65)%	0.65%	0.92%	(0.65)%	0%
For the Period March 22, 2011[1] Through October 31, 2011	$40.00	(0.15)	(0.15)	(2.37)	(2.52)	—	—	—	—	$37.48	(6.30)%[9]	$43,100	0.65%[8]	1.09%[8]	(0.64)%[8]	0.65%[8]	1.09%[8]	(0.64)%[8]	0%[9]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Includes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.
[4]	Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.
[5]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived the investment advisor.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Portfolio turnover rate does not include effects of turnover of the swap portfolio.
[7]	Between $(0.005) and $0.00.
[8]	Annualized.
[9].	Not annualized.

The accompanying notes are an integral part of these financial statements.

58	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012

1.	ORGANIZATION

The Direxion Shares ETF Trust (the “Trust”) is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a registered investment company that has 47 separate series (each, a “Fund” and together the “Funds”). Ten of these Funds are included in this report:

Benchmark Funds	Bear Funds
Direxion All Cap Insider Sentiment Shares	Direxion Daily Total Market Bear 1X Shares
Direxion Large Cap Insider Sentiment Shares	Direxion Daily 7-10 Year Treasury Bear 1X Shares
Direxion S&P 1500® DRRC Index Volatility Response Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares
Direxion S&P 500® DRRC Index Volatility Response Shares	Direxion Daily Total Bond Market Bear 1X Shares
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares
Direxion NASDAQ-100® Equal Weighted Index Shares

The Benchmark Funds seek to match, after expenses, the return of a benchmark through time. For these Funds, the benchmark performance for the period is the standard against which they should be evaluated. The Benchmark Funds attempt to provide investment results that correlate positively to the return of an index or benchmark. Each Bear Funds investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Bear Funds attempt to provide investment results that correlate negatively to the return of an index or benchmark. These Bear Funds seek -100% of the returns of their respective benchmark indices.

Funds	Index or Benchmark	Daily Target
Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	100%
Direxion Large Cap Insider Sentiment Shares	Sabrient Large-Cap Insider/Analyst Quant-Weighted Index	100%
Direxion S&P 1500® DRRC Index Volatility Response Shares	S&P Composite 1500® Dynamic Rebalancing Risk Control Index	100%
Direxion S&P 500® DRRC Index Volatility Response Shares	S&P 500® Dynamic Rebalancing Risk Control Index	100%
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	S&P Latin America 40 Dynamic Rebalancing Risk Control Index	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index	100%
Direxion Daily Total Market Bear 1X Shares	MSCI U.S. Broad Market Index	-100%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	NYSE 7-10 Year Treasury Bond Index	-100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	NYSE 20 Year Plus Treasury Bond Index	-100%
Direxion Daily Total Bond Market Bear 1X Shares	Barclays Capital U.S. Aggregate Bond Index	-100%

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a)  Investment Valuation – The Net Asset Value (“NAV”) per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that

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the bond markets close all day, the Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares and Direxion Daily Total Bond Market Bear 1X Shares do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early each of the Bear Funds calculate its NAV as of the time of the recommended close, usually 2:00pm Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ each business day. Over the Counter securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swaps contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Securities or swap contracts are fair valued as determined by Rafferty Asset Management, LLC (the “Adviser”) under the supervision of the Board of Trustees (the “Board”) in the following scenarios: a) reliable market quotations are not readily available; b) the Funds’ pricing service does not provide a valuation for such securities; c) the Fund’s pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivatives contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. However, in certain instances, market factors such as interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund’s obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds’ custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” on the Statement of Operations and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps” on the Statement of Operations.

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

The Funds collateralize swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the

60	DIREXION ANNUAL REPORT

Custodian to protect the counterparty against non-payment by a Fund. The Funds do not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are collateralized daily directly to Funds while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Fund in regard to potential counterparty default and credit-risk related contingent features at October 31, 2012 is as follows:

	Direxion Daily Total Market Bear 1X Shares			Direxion Daily 7-10 Year Treasury Bear 1X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse Capital, LLC	$(141,907)	$380,000	$238,093	$(48,586)	$320,114	$271,528
Morgan Stanley Capital Services	(11,855)	580,111	568,256	—	—	—

Total	$(153,762)	$960,111	$806,349	$(48,586)	$320,114	$271,528

	Direxion Daily 20+ Year Treasury Bear 1X Shares			Direxion Daily Total Bond Market Bear 1X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Deutsche Bank AG London	$(46,622)	$602,497	$555,875	$(362,899)	$1,520,098	$1,157,199
Morgan Stanley Capital Services	—	—	—	(91)	90,378	90,287

Total	$(46,622)	$602,497	$555,875	$(362,990)	$1,610,476	$1,247,486

At October 31, 2012, if such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

c)  Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

d)  Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

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e)  Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income and excise taxes. No provision for federal income taxes has been made.

f)  Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets.

g)  Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended October 31, 2012 and year October 31, 2011 were as follows:

	Period Ended October 31, 2012			Period Ended October 31, 2011
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion All Cap Insider Sentiment Shares	$39,875	$—	$—	$—	$—	$—
Direxion Large Cap Insider Sentiment Shares	40,806	—	—	—	—	—
Direxion S&P 1500® DRRC Index Volatility Response Shares	30,192	—	—	—	—	—
Direxion S&P 500® DRRC Index Volatility Response Shares	21,645	—	1,276	—	—	—
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	6,645	—	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	31,802	—	—	—	—	—
Direxion Daily Total Market Bear 1X Shares	199,643	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—	—	—

At October 31, 2012, the components of accumulated earnings/loss of the Funds on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion All Cap Insider Sentiment Shares	$138,011	$154,412	$—	$—	$292,423
Direxion Large Cap Insider Sentiment Shares	113,759	144,561	—	—	258,320
Direxion S&P 1500® DRRC Index Volatility Response Shares	224,687	18,200	43	—	242,930
Direxion S&P 500® DRRC Index Volatility Response Shares	127,574	—	—	(8,377)	119,197
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	147,247	6,496	—	(400,507)	(246,764)
Direxion NASDAQ-100 Equal Weighted Index Shares	(259,948)	—	—	—	(259,948)
Direxion Daily Total Market Bear 1X Shares	(754,898)	—	—	(238,532)	(993,430)

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Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	$(238,261)	$—	$—	$(477,347)	$(715,608)
Direxion Daily 20+ Year Treasury Bear 1X Shares	(668,420)	—	—	(652,108)	(1,320,528)
Direxion Daily Total Bond Market Bear 1X Shares	(528,283)	—	—	(1,342,032)	(1,870,315)

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion All Cap Insider Sentiment Shares	$4,301,149	$283,693	$(145,682)	$138,011
Direxion Large Cap Insider Sentiment Shares	4,131,931	231,561	(117,802)	113,759
Direxion S&P 1500® DRRC Index Volatility Response Shares	4,017,938	295,039	(70,352)	224,687
Direxion S&P 500® DRRC Index Volatility Response Shares	2,008,794	161,643	(34,069)	127,574
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	3,672,716	231,951	(84,704)	147,247
Direxion NASDAQ-100® Equal Weighted Index Shares	2,118,786	42,737	(302,685)	(259,948)
Direxion Daily Total Market Bear 1X Shares	960,111	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	320,114	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	602,497	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	1,610,476	—	—	—

The difference between the book cost of investments and the tax cost of investments are primarily attributable to tax deferral of losses on wash sales, mark to market of unrealized gains on passive foreign investment companies (“PFICs”) and basis adjustments on investments in real estate trusts (“REITs”).

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gain and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion All Cap Insider Sentiment Shares	$6,154	$70,211	$(76,365)
Direxion Large Cap Insider Sentiment Shares	5,252	(2,981)	(2,271)
Direxion S&P 1500® DRRC Index Volatility Response Shares	2,179	123	(2,302)
Direxion S&P 500® DRRC Index Volatility Response Shares	2,256	(64,511)	62,255
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	2,302	—	(2,302)
Direxion NASDAQ-100® Equal Weighted Index Shares	2,927	(106,400)	103,473
Direxion Daily Total Market Bear 1X Shares	4,249	—	(4,249)
Direxion Daily 7-10 Year Treasury Bear 1X Shares	3,774	—	(3,774)
Direxion Daily 20+ Year Treasury Bear 1X Shares	3,162	—	(3,162)
Direxion Daily Total Bond Market Bear 1X Shares	37,637	—	(37,637)

Net investment income/(loss) and realized gain and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gain and losses due to differences between financial reporting

DIREXION ANNUAL REPORT	63

and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to tax treatment of redemption in-kind, net operating losses, distribution reclasses, sales of REITs and PFICs and utilization of earning and profits distributed to shareholders on redemption of shares.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2012.

At October 31, 2012, the Funds deferred, on a tax basis, qualified late year losses of:

Funds	CY Ordinary Late Year Loss Deferral
Direxion All Cap Insider Sentiment Shares	$—
Direxion Large Cap Insider Sentiment Shares	—
Direxion S&P 1500 Volatility Response Shares	—
Direxion S&P 500 Volatility Response Shares	—
Direxion S&P Latin America 40 Volatility Response Shares	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—
Direxion Daily Total Market Bear 1X Shares	22,601
Direxion Daily 7-10 Year Treasury Bear 1X Shares	15,329
Direxion Daily 20+ Year Treasury Bear 1X Shares	15,064
Direxion Daily Total Bond Market Bear 1X Shares	97,032

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

At October 31, 2012, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated.

Funds	Expiring 8/31/2019	Unlimited ST	Unlimited LT
Direxion All Cap Insider Sentiment Shares	$—	$—	$—
Direxion Large Cap Insider Sentiment Shares	—	—	—
Direxion S&P 1500® DRRC Index Volatility Response Shares	—	—	—
Direxion S&P 500® DRRC Index Volatility Response Shares	—	8,377	—
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	—	400,507	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	—
Direxion Daily Total Market Bear 1X Shares	—	215,931	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	67,332	388,422	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	282,257	330,347	—
Direxion Daily Total Bond Market Bear 1X Shares	72,234	1,166,389	—

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years

64	DIREXION ANNUAL REPORT

that are open for examination by the relevant income taxing authority. As of October 31, 2012, open Federal and state income tax years include the tax years ended October 31, 2011 and October 31, 2012. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

h)  Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

i)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A creation unit consists of 50,000 shares. Creation units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund are disclosed in detail in the Statement of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Transaction fees received by each Fund are displayed in the Capital Share Transaction section of the Statement of Changes in Net Assets.

4.	INVESTMENT TRANSACTIONS

The table below displays each Fund’s investment transactions during the year ended October 31, 2012. Purchases represent the aggregate purchases of investments excluding cost of in-kind purchases, short-term investments purchases and swaps contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments and swap contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion All Cap Insider Sentiment Shares	$33,793,248	$29,799,842	$2,138,008	$1,914,466
Direxion Large Cap Insider Sentiment Shares	24,822,259	20,837,790	—	—
Direxion S&P 1500® DRRC Index Volatility Response Shares	8,388,557	4,450,209	—	—
Direxion S&P 500® DRRC Index Volatility Response Shares	37,412,973	6,121,127	—	29,390,294
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	8,585,543	4,594,466	—	—
Direxion NASDAQ-100 Equal Weighted Index Shares	586,568	588,553	5,825,081	3,810,445
Direxion Daily Total Market Bear 1X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—

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There were no purchases or sales of long-term U.S. Government securities in the Funds during the periods ended October 31, 2012.

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.45% (0.30% for the Direxion NASDAQ-100® Equal Weighted Index Shares) at an annual rate based on its average daily net assets.

The Adviser has agreed to waive 0.10% of its fees based on daily net assets at least until April 1, 2014 for the Direxion S&P 1500® DRRC Index Volatility Response Shares, Direxion S&P 500® DRRC Index Volatility Response Shares and Direxion S&P Latin America 40 DRRC Index Volatility Response Shares.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds’ operating expenses to the extent that they exceed 0.35% for the Direxion NASDAQ-100® Equal Weighted Index Shares, 0.45% for the Direxion S&P 1500® DRRC Index Volatility Response Shares, Direxion S&P 500® DRRC Index Volatility Response Shares and Direxion S&P Latin America 40 DRRC Index Volatility Response Shares and 0.65% for the Direxion All Cap Insider Sentiment Shares, Direxion Large Cap Insider Sentiment Shares, Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares and Direxion Daily Total Bond Market Bear 1X Shares of daily net assets through March 1, 2014. Any expense waiver is subject to reimbursement by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring:			Total Potential Recoupment Amount
Funds			October 31, 2013	October 31, 2014	October 31, 2015
Direxion All Cap Insider Sentiment Shares	$—	$72,176	$—	$—	$72,176	$72,176
Direxion Large Cap Insider Sentiment Shares	—	69,066	—	—	69,066	69,066
Direxion S&P 1500® DRRC Index Volatility Response Shares	—	136,373	—	—	136,373	136,373
Direxion S&P 500® DRRC Index Volatility Response Shares	—	143,060	—	—	143,060	143,060
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	—	116,262	—	—	116,262	116,262
Direxion NASDAQ-100® Equal Weighted Index Shares	—	60,646	—	—	60,646	60,646
Direxion Daily Total Market Bear 1X Shares	—	98,895	—	47,971	98,895	146,866
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	61,976	—	57,940	61,976	119,916
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	53,381	—	58,056	53,381	111,437
Direxion Daily Total Bond Market Bear 1X Shares	—	55,348	—	50,165	55,348	105,513

66	DIREXION ANNUAL REPORT

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees are currently being charged by any Fund, and there are currently no plans to impose these fees.

6.	FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2012:

	Direxion All Cap Insider Sentiment Shares				Direxion Large Cap Insider Sentiment Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$4,439,160	$—	$—	$4,439,160	$4,245,690	$—	$—	$4,245,690

	Direxion S&P 1500® DRRC Index Volatility Response Shares				Direxion S&P 500® DRRC Index Volatility Response Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$4,236,948	$—	$—	$4,236,948	$2,130,424	$—	$—	$2,130,424
Short-Term Investments	5,677	—	—	5,677	5,944	—	—	5,944

	Direxion S&P Latin America 40 DRRC Index Volatility Response Shares				Direxion NASDAQ-100 Equal Weighted Index Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,125,597	$—	$—	$2,125,597	$1,858,838	$—	$—	$1,858,838
Preferred Stocks*	1,612,220	—	—	1,612,220	—	—	—	—
Short-Term Investments	82,146	—	—	82,146	—	—	—	—

	Direxion Daily Total Market Bear 1X Shares				Direxion Daily 7-10 Year Treasury Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$960,111	$—	$—	$960,111	$320,114	$—	$—	$320,114
Other Financial Instruments**	—	(153,762)	—	(153,762)	—	(48,586)	—	(48,586)

	Direxion Daily 20+ Year Treasury Bear 1X Shares				Direxion Daily Total Bond Market Bear 1X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Short-Term Investments	$602,497	$—	$—	$602,497	$1,610,476	$—	$—	$1,610,476
Other Financial Instruments**	—	(46,622)	—	(46,622)	—	(362,990)	(362,990)	(725,980)

*	For further detail on each asset class, see the Schedule of Investments.
**	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

DIREXION ANNUAL REPORT	67

The Funds also follow authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the year ended October 31, 2011 and period ended October 31, 2012. There were no Level 3 securities held by the Funds during the year ended October 31, 2011 and period ended October 31, 2012. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period.

7.	VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2012, the Funds were invested in equity swap contracts. At October 31, 2012, the fair value of derivative instruments, by primary risk, were as follows:

	Liability Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Total Market Bear 1X Shares	$153,762	$—	$153,762
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	48,586	48,586
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	46,622	46,622
Direxion Daily Total Bond Market Bear 1X Shares	—	362,990	362,990

[1]	Statement of Assets and Liabilities location: Net unrealized depreciation on swaps.

Transactions in derivative instruments during the period ended October 31, 2012, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion S&P 1500® DRRC Index Volatility Response Shares	Swap Contracts	$(57,235)	$—	$—	$—
Direxion S&P 500® DRRC Index Volatility Response Shares	Swap Contracts	(45,197)	—	—	—
Direxion Daily Total Market Bear 1X Shares	Swap Contracts	(712,553)	—	(8,905)	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	Swap Contracts	—	(453,326)	—	203,811
Direxion Daily 20+ Year Treasury Bear 1X Shares	Swap Contracts	—	(466,305)	—	124,394
Direxion Daily Total Bond Market Bear 1X Shares	Swap Contracts	—	(1,148,897)	—	222,640

[1]	Statement of Operations location: Net realized gain (loss) on swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

68	DIREXION ANNUAL REPORT

For the period ended October 31, 2012, the volume of derivatives held by the Fund was as follows:

Quarterly Average Gross Notional Amounts
Short Equity Swaps Contracts

Direxion Daily Total Market Bear 1X Shares	3,866,068
Direxion Daily 7-10 Year Treasury Bear 1X Shares	2,590,103
Direxion Daily 20+ Year Treasury Bear 1X Shares	2,692,202
Direxion Daily Total Bond Market Bear 1X Shares	20,995,358

The Bear Funds utilize this volume of derivatives in order to meet the investment objectives of -100% daily performance of their respective index.

8.	PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds’ prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds’ counterparties are generally required to post collateral to the Funds to the extent of the Funds’ daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Correlation Risk – A number of factors may affect certain Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

9.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between

DIREXION ANNUAL REPORT	69

those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the financial statements.

10.	SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

The Funds declared capital gain dividend distributions with an ex-date of December 12, 2012 and a payable date of December 19, 2012 for shareholders of record of December 14, 2012. Additionally, the Funds declared income dividends with an ex-date of December 18, 2012 and payable date of December 26, 2012 for shareholders of record of December 20, 2012. The income dividend and capital gain dividend distribution per share for each Fund was as follows:

Funds	Per Share Income Distribution	Per Share Short Term Capital Gain Distribution	Per Share Long Term Capital Gain Distribution

Direxion All Cap Insider Sentiment Shares	$0.18716	$1.54410	$—
Direxion Large Cap Insider Sentiment Shares	0.21330	1.44560	—
Direxion S&P 1500® DRRC Index Volatility Response Shares	0.22240	0.16901	—
Direxion S&P 500® DRRC Index Volatility Response Shares	0.17728	—	—
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	0.17084	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	0.17640	—	—
Direxion Daily Total Market Bear 1X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bear 1X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—

The Board of Trustees of the Trust, based upon the recommendation the Adviser, has determined to liquidate and terminate the Direxion Large Cap Insider Sentiment Shares, Direxion S&P 1500® DRRC Index Volatility Response Shares, Direxion S&P Latin America 40 DRRC Index Volatility Response Shares. As of the close of regular trading on the NYSE Arca, Inc. (“NYSE”) on January 16, 2013 (“Closing Date”), shares of the Funds will cease trading on the NYSE and will be closed to purchase by investors. Shareholders may sell their holdings in the Funds prior to the Closing Date. However, from January 16, 2013, through January 23, 2013 (“Liquidation Date”), shareholders only may be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Funds during this time period. Between the Closing Date and the Liquidation Date, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with each Fund’s investment objective and strategy. On or about the Liquidation Date, the Funds will liquidate their assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged their shares. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Funds will terminate.

The Trust has evaluated subsequent events through the issuance of the Funds financial statements and has determined, other than the disclosures stated; there are no other events that impacted the Funds’ financial statements.

70	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and

Shareholders of Direxion Shares ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Daily Total Market Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 7-10 Year Treasury Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion All Cap Insider Sentiment Shares, Direxion Large Cap Insider Sentiment Shares, Direxion S&P 1500® DRRC Index Volatility Response Shares, Direxion S&P 500® DRRC Index Volatility Response Shares, Direxion S&P Latin America 40 DRRC Index Volatility Response Shares, Direxion NASDAQ-100® Equal Weighted Index Shares (certain of the portfolios constituting the Direxion Shares ETF Trust (the Trust) and collectively referred to as the Funds), as of October 31, 2012, and the related statements of operations, the changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as listed above of the Trust at October 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 24, 2012

DIREXION ANNUAL REPORT	71

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualified interest income rate (“QII”), and the qualified short-term gain rate (“QSTG”) is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion All Cap Insider Sentiment Shares	35.85%	35.85%	0.00%	9.92%
Direxion Large Cap Insider Sentiment Shares	42.22%	42.22%	0.00%	7.31%
Direxion S&P 1500® DRRC Index Volatility Response Shares	54.23%	54.23%	0.00%	0.00%
Direxion S&P 500® DRRC Index Volatility Response Shares	72.30%	72.30%	0.00%	0.00%
Direxion S&P Latin America 40 DRRC Index Volatility Response Shares	33.93%	33.93%	0.00%	0.00%
Direxion NASDAQ-100® Equal Weighted Index Shares	61.47%	61.47%	0.00%	2.79%
Direxion Daily Total Market Bear 1X Shares	0.00%	0.00%	0.06%	100.00%
Direxion Daily 7-10 Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Total Bond Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2012. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

72	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(3) Age: 44	President	One Year; Since 2008	Managing Director of Rafferty, 1999-present.	123	None
	Chairman of Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008

Non-Interested Trustees
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2008	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	145	None

Gerald E. Shanley III Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	145	None

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	145	Director, Eclipse Funds (2 Funds), Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (14 Funds), MainStay VP Fund Series (28 Funds).

DIREXION ANNUAL REPORT	73

Direxion Shares ETF Trust

Trustees and Officers

Officers
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(3) Age: 44	President	One Year; Since 2008	Managing Director of Rafferty, 1999-present.	123	N/A
	Chairman of Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008

Patrick J. Rudnick Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary Chief Compliance Officer	One Year; Since 2011 One Year; Since 2012	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May - August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	The address for all trustees and officers is 1301 Avenue of the Americas (6th Ave.), 35th Floor, New York, NY 10019.
(2)

The Direxion Family of Investment Companies consists of the Direxion Funds, which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust, which currently offers for sale 1 portfolio, and the Direxion Shares ETF Trust, which currently offers for sale to the public 47 of the 123 funds currently registered with the SEC.

(3)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.
(4)	Each officer of the Trust holds office until his or her successor is elected and qualified or until his or her earlier death, inability to serve, removal or resignation.

74	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

October 31, 2012 (Unaudited)

Investment Advisory Agreement Approval

Provided below is a summary of certain of the factors the Board considered at its August 15, 2012 Board meeting in renewing the Advisory Agreement (“Agreement”) between Rafferty Asset Management (“Rafferty”) and the Direxion Shares ETF Trust (the “Trust”), on behalf of the Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Bear 1X Shares, Direxion Daily 20-Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares and Direxion NASDAQ-100® Equal Weighted Index Shares, each a series of the Trust (collectively, the “Funds”).

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreement, the Board considered the best interests of each Fund separately. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2012, to consider these specific contract renewals. While the Agreement for all of the Funds was considered at the same Board meeting, the Board considered each Fund’s investment advisory relationship separately.

In each instance, the Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance information regarding each operational Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee rate schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with any other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.    The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds. The Board also noted that Rafferty trades efficiently, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its contractual fee waivers and/or expense reimbursement obligations, if any. The Board also considered Rafferty’s recent appointment of a new Chief Compliance Officer and utilization of the services of an independent compliance consulting firm that supports Rafferty’s Chief Compliance Officer. They noted that reports from both the Chief Compliance Officer and the independent compliance firm have been and will continue to be provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

Performance of the Funds.    The Board considered quarterly reports throughout the year related to the performance of the operational Funds. In addition, the Board evaluated the performance of the operational Funds relative to: (1) performance models for the year-to-date and since-inception periods ended June 30, 2012; and (2) market indices for the year-to-date and since-inception periods ended June 30, 2012. The Board also evaluated the performance of each Fund relative to: (1) its benchmark index for year-to-date, one-year, three-year, five-year, ten-year and since inception periods ended June 30, 2012, where applicable; and (2) the average performance of the relevant Morningstar peer fund universe for monthly and annual periods ended June 30, 2012.

The Board noted Rafferty’s representation that the underperforming Funds generally underperformed their models due to a combination of factors (collectively, the “Factors”), most notably: (1) that a Fund’s performance will be adversely affected by fund expenses and cash flows into and out of the Fund, which are not factors that impact the performance of the Funds’ models and benchmark indices; (2) tracking differences between the swap contracts or other investment

DIREXION ANNUAL REPORT	75

companies held by certain of the Funds and the securities included in their benchmark indices; and (3) daily price deviations between the time when Rafferty rebalanced the Funds’ portfolios and the close of the markets. The Board noted that the Funds’ models are not affected by these price deviations.

With respect to the Direxion Daily Total Market Bear 1X Shares, Direxion Daily 7-10 Year Bear 1X Shares, Direxion Daily 20-Year Treasury Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares and Direxion NASDAQ-100® Equal Weighted Index Shares the Board considered that the Funds underperformed their models for the year-to-date period ended June 30, 2012. The Board noted Rafferty’s representation that each Fund underperformed its model primarily due to the previously discussed Factors.

Costs of Services Provided to the Funds and Profits Realized.    The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered advisory fee rates charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fee rates for each of the Funds are similar to or, in some cases, lower than the advisory fee rates for the comparable fund groups. The Board also considered that Rafferty agreed to limit the total expenses for the Funds via contractual fee waivers and/or expense reimbursements. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. The Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale.    The Board considered whether economies of scale will be realized by Rafferty as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that during the past year, per the Board’s request, Rafferty agreed to institute breakpoints through an advisory fee contractual waiver for the Funds. The Board further noted Rafferty’s representation that as each Fund achieves sufficient asset levels and reaches economies of scale these breakpoints will result in a lower advisory fee rate and benefit shareholders. In addition, the Board considered Rafferty’s representation that it was continuing to work on its sales and marketing efforts to raise additional assets in the Funds.

Other Benefits.    The Board considered Rafferty’s representation that its relationship with the Funds has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.    Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

76	DIREXION ANNUAL REPORT

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PRIVACY NOTICE

At the Direxion Shares, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

—	Account applications or other forms on which you provide information,

—	Mail, e-mail, the telephone and our website, and

—	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

—	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

—	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ non-public personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (866) 476-7523.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

ANNUAL REPORT OCTOBER 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 www.direxionshares.com

Investment Advisor

Rafferty Asset Management, LLC

1301 Avenue of Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, New York 10036

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 01401

www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-866-476-7523 or by accessing the SEC’s website at www.SEC.Gov. Such reports maybe reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Funds’ premium/discount information is available free of charge on the Funds’ website, www.direxionshares.com or by calling 1-866-476-7523.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-866-476-7523, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 1. Reports to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th FloorNew York,  New York 10019www.direxionshares.com

3X BULL FUNDS	3X BEAR FUNDS

DOMESTIC EQUITY INDEX FUNDS

Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
(formerly Direxion Daily Large Cap Bull 3X Shares)	(formerly Direxion Daily Large Cap Bear 3X Shares)
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares

INTERNATIONAL FUNDS

Direxion Daily China Bull 3X Shares	Direxion Daily China Bear 3X Shares
Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares

SECTOR FUNDS

Direxion Daily Basic Materials Bull 3X Shares
Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares

SPECIALTY FUNDS

Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares

FIXED INCOME FUNDS

Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Annual Report for the Direxion Shares covers the period from November 1, 2011 to October 31, 2012, (the “Annual Period”).

Market Commentary

The Annual Period was largely characterized by sizable gains in equities, rallying risk assets and declining interest rates. All occurred despite a backdrop of mixed economic signals, the tumult of a U.S. Presidential election year and continued international concern over Europe’s sovereign debt issues. The U.S. unemployment rate continued to trend downward, but choppy data in labor force participation and discrepancies between the household and business surveys collected by the Bureau of Labor Statistics to produce the monthly Jobs Reports, caused disagreement amongst economists on the quality of the improvements in the labor market and added an air of uncertainty to domestic recovery. There were signs of strength in the housing market as home sales increased, but on a national level prices remained too depressed to be a strong driver of GDP growth. Most European markets gained less than their U.S counterparts, reflecting the ongoing crisis associated with high public budget deficits and fiscal concerns across the region. Major equity benchmarks in the Eurozone diverged over the period, with Germany serving as the notable bright spot, while France and the UK also benefitted from rising asset valuations. Conversely, equity markets were weak in Italy, Spain, Ireland and Greece. Emerging market equities did not provide investors with rewards as generous as several of these developed markets, as Brazil, Russia, and India faced a combination of threats in the form of volatility in foreign currency exchange markets and a pullback in commodity prices that began in late March. US government bond prices rose despite starting the period with historically low interest rates. The yield on the 10 Year U.S.Treasury Note began the period at just 2.1%, but still managed to fall below 1.4% in late July, and ending the period at 1.7% as the Federal Reserve reinforced its pledge to keep comparable rates through at mid-2015. In Europe, Germany remained the safe haven for bond investors, although yields on government paper throughout the region declined by the end of the period.

Direxion Shares Discussion

The discussion below relates to the performance of the Direxion Shares exchanged traded funds (the “ETFs”) for the Annual period. The ETFs are leveraged and seek to provide a daily return of 300% or -300% of the daily return of a particular benchmark. Effective December 1, 2011, the names and investment objectives of six ETFs changed from seeking to provide a daily return of 200% or -200% of the daily return of a particular benchmark, to seeking to provide a daily return of 300% or -300% of the daily return of a particular benchmark. The ETFs effected were the Direxion Daily India Bull 3x Shares, Direxion Daily Gold Miners Bull 3x Shares, Direxion Daily Gold Miners Bear 3x Shares, Direxion Daily Natural Gas Related Bull 3x Shares, Direxion Daily Natural Gas Related Bear 3x Shares and Direxion Daily Retail Bull 3x Shares.

The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and mange their investments.

The ETFs with the word “Bull” in their name attempt to provide investment results that correlate to 300% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word “Bear” in their name attempt to provide investment results that correlate to -300% of the return of an index or benchmark, meaning that the Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

4	DIREXION ANNUAL REPORT

In seeking to achieve each ETFs daily investment results, Rafferty Asset Management, LLC (“Rafferty” or the “Adviser”) uses statistical and quantitative analysis to determine the investments each ETF makes and the techniques it employs. Rafferty relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF’s investment in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF’s objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments so it generates economic exposure consistent with the ETF’s investment objective. These financial instruments include derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically “leveraged” investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the ETFs and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if the ETFs have met their daily investment goals, Direxion maintains models which indicate the expected performance of each ETF in light of the path of the relevant benchmark (the “Index”). The models and a description of how they work are available on the Direxion Shares website (www.direxionshares.com) under Tools/Tracking Center. The models do not take into account the size of an ETF, the ETF’s expense ratio or any transaction or trading fees associated with creating or maintaining an ETF’s portfolio. A brief comparison of the actual returns versus the expected returns for each of the ETFs during the Annual Period follows below.

The Direxion Daily India Bull 3x Shares (formerly Direxion Daily India Bull 2x Shares) sought to provide 200% of the daily return of the Indus India Index, from November 1, 2011 through November 30, 2011. The Indus India Index is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The Indus India Index utilizes a proprietary measure called IndusCap, which takes into account restrictions on foreign ownership of Indian securities imposed by Indian regulators; and has thus been created specifically for use by funds managed on behalf of foreign investors (i.e. investors outside of India). The Indus India Index has 50 constituents, spread among the following sectors: Information Technology, Health Services, Financial Services, Heavy Industry, Consumer Products and Other. The Indus India Index is supervised by an index committee, comprised of representatives of the Index Provider and members of academia specializing in emerging markets. For this stated period, the Indus India Index returned -9.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily India Bull 3x Shares returned -18.71%. The model indicated an expected return of -18.72% for the Direxion Daily India Bull 3x.

From December 1, 2011 through October 31, 2012 (end of the Annual Period), the Direxion Daily India Bull 3x Shares sought to provide 300% of the daily return of the Indus India Index, and will continue to do so moving forward. For this stated period, the Indus India Index returned -0.30%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily India Bull 3x Shares returned -19.95%. The model indicated an expected return of -19.81% for the Direxion Daily India Bull 3x Shares.

DIREXION ANNUAL REPORT	5

The Direxion Daily Gold Miners Bull 3x Shares and the Direxion Daily Gold Miners Bear 3x Shares (formerly Direxion Daily Gold Miners Bull 2x Shares and Direxion Daily Gold Miners Bear 2x Shares, respectively) sought to provide 200% and -200% of the daily return of the NYSE Arca Gold Miners Index, respectively, from November 1, 2011 through November 30, 2011. The NYSE Arca Gold Miners Index is comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. For this stated period, the NYSE Arca Gold Miners Index returned 2.68%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Bull 3x Shares returned 4.14% and the Direxion Daily Gold Miners Bear 3x Shares returned -9.79%. The model indicated an expected return of 4.02% for the Direxion Daily Gold Miners Bull 3x Shares and an expected return of -9.10% for the Direxion Daily Gold Miners Bear 3x Shares.

From December 1, 2011 through October 31, 2012 (end of the Annual Period), the Direxion Daily Gold Miners Bull 3x Shares and the Direxion Daily Gold Miners Bear 3x Shares sought to provide 300% and -300% of the daily return of the NYSE Arca Gold Miners Index, respectively, and will continue to do so going forward. For this stated period, the NYSE Arca Gold Miners Index returned -11.66%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Bull 3x Shares returned -49.10% and the Direxion Daily Gold Miners Bear 3x Shares returned -16.54%. The model indicated an expected return of -46.62% for the Direxion Daily Gold Miners Bull 3x Shares and an expected return of -13.95% for the Direxion Daily Gold Miners Bear 3x Shares.

The Direxion Daily Natural Gas Related Bull 3x Shares and the Direxion Daily Natural Gas Related Bear 3x Shares (formerly Direxion Daily Natural Gas Related Bull 2x Shares and Direxion Daily Natural Gas Related Bear 2x Shares, respectively) sought to provide 200% and -200% of the daily return of the ISE-Revere Natural Gas IndexTM, respectively, from November 1, 2011 through November 30, 2011. The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. ISE-Revere Natural Gas IndexTM is composed of equity securities of issuers involved in the exploration and production of natural gas and does not track the changes in the spot price of natural gas as a commodity. Eligible securities are also screened by stock performance variables as well as statistical factors. This is done to optimize the performance of the ISE-Revere Natural Gas IndexTM and to ensure that the ISE Revere Natural Gas Index has significant correlation to the price of natural gas. The ISE-Revere Natural Gas IndexTM uses an equal-weighted methodology due to the diversity in market capitalization size among the component stocks. For this stated period, the ISE-Revere Natural Gas IndexTM returned 3.49%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Natural Gas Related Bull 3x Shares returned 5.13% and the Direxion Daily Natural Gas Related Bear 3x Shares returned -11.66%. The model indicated an expected return of 5.27% for the Direxion Daily Natural Gas Related Bull 3x Shares and an expected return of -11.48% for the Direxion Daily Natural Gas Related Bear 3x Shares.

From December 1, 2011 through October 31, 2012 (end of the Annual Period), the Direxion Daily Natural Gas Related Bull 3x Shares and the Direxion Daily Natural Gas Related Bear 3x Shares sought to provide 300% and -300% of the daily return of the ISE-Revere Natural Gas IndexTM, respectively, and will continue to do so going forward. For this stated period, the ISE-Revere Natural Gas IndexTM returned -13.88%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Natural Gas Related Bull 3x Shares returned -51.20% and the Direxion Daily Natural Gas Related Bear 3x Shares returned -7.73%. The model indicated an expected return of -50.32% for the Direxion Daily Natural Gas Related Bull 3x Shares and an expected return of -4.67% for the Direxion Daily Natural Gas Related Bear 3x Shares.

The Direxion Daily Retail Bull 3x Shares (formerly Direxion Daily Retail Bull 2x Shares) sought to provide 200% of the daily return of the Russell 1000® Retail Index, from November 1, 2011 through November 30, 2011. The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. These companies include specialty retailers as well as diversified retailers such as department stores, discount stores, and superstores. The Russell 1000® Retail Index does not include retailers selling consumer staples, such

6	DIREXION ANNUAL REPORT

as supermarkets, drugstores, and liquor stores. For this stated period, the Russell 1000® Retail Index returned 0.55%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3x Shares returned 0.56%. The model indicated an expected return of 0.73% for the Direxion Daily Retail Bull 3x Shares.

From December 1, 2011 through October 31, 2012 (end of the Annual Period), the Direxion Daily Retail Bull 3x Shares sought to provide 300% of the daily return of the Russell 1000® Retail Index, and will continue to do so going forward. For this stated period, the Russell 1000® Retail Index returned 25.39%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3x Shares returned 84.72%. The model indicated an expected return of 87.61% for the Direxion Daily Retail Bull 3x Shares.

The Direxion Daily Russia Bull 3x Shares and the Direxion Daily Russia Bear 3x Shares sought to provide 300% and -300% of the daily return of the DAX Global Russia+ Index, respectively, from November 1, 2011 through March 18, 2012. The DAX Global Russia+ Index is comprised of the most liquid Russian ADRs/GDRs and local shares, screening for high liquidity only, and capping the number of securities at 45. Selection is based on average daily trading volume only, with the minimum requirement for inclusion in the DAX Global Russia+ Index being average daily trading volume of $1 million USD. Weighting of the Index is assigned based on market capitalization, and reviewed and changed quarterly. The DAX Global Russia+ Index uses a highly transparent and understandable index concept to access the Russian market via easily replicable index underlying securities. Diversified with a historical bias towards the Energy sector, the DAX Global Russia+ Index is a broad index portfolio that reflects the Russian economy while still showing the dominance of the Energy sector. For the stated period, the DAX Global Russia+ Index returned 8.64%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3x Shares returned 6.51% and the Direxion Daily Russia Bear 3x Shares returned -45.84%. The model indicated an expected return of 7.39% for the Direxion Daily Russia Bull 3x Shares and an expected return of -45.55% for the Direxion Daily Russia Bear 3x Shares.

From March 19, 2012 through the October 31, 2012 (end of the Annual Period), the Direxion Daily Russia Bull 3x Shares and the Direxion Daily Russia Bear 3x Shares sought to provide 300% and -300% of the daily return of the Market Vectors Russia Index, respectively, and will continue to do so going forward. The Market Vectors Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publicly-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. In exceptional cases, companies with less than 50% of their revenues derived from Russia may be eligible for inclusion in the Market Vectors Russia Index. Components of the Market Vectors Russia Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the index. Stocks whose market capitalizations fall below $75 million as of any rebalancing date will no longer be eligible for the Index. Stocks must have a three-month average daily trading volume value of at least $1 million to be eligible for the Market Vectors Russia Index and issuers of such stocks must have traded at least 250,000 shares each month over the previous six months. For the stated period, the Market Vectors Russia Index returned -14.05%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3x Shares returned -46.71% and the Direxion Daily Russia Bear 3x Shares returned 8.60%. The model indicated an expected return of -46.15% for the Direxion Daily Russia Bull 3x Shares and an expected return of 13.12% for the Direxion Daily Russia Bear 3x Shares.

The Direxion Daily Large Cap Bull 3x Shares and the Direxion Daily Large Cap Bear 3x Shares (now named Direxion Daily S&P 500® Bull 3x Shares and the Direxion Daily S&P 500® 3x Shares, respectively) sought to provide 300% and -300% of the daily return of the Russell 1000® Index, respectively, from November 1, 2011 through June 28, 2012. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market and has an average market capitalization of $15.8 billion dollars and a median market capitalization of $5.7 billion dollars as of March 31, 2012. For the stated, the Russell 1000® Index returned 7.30%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate

DIREXION ANNUAL REPORT	7

expectations of annual performance of the ETFs. The Direxion Daily Large Cap Bull 3x Shares returned 14.38% and Direxion Daily Large Cap Bear 3x Shares returned -28.80%. The model indicated an expected return of 16.55% for the Direxion Daily Large Cap Bull 3x Shares and an expected return of -28.01% for the Direxion Daily Large Cap Bear 3x Shares.

From June 29, 2012 through the October 31, 2012 (end of the Annual Period), the Direxion Daily S&P 500® Bull 3x Shares and the Direxion Daily S&P 500® 3x Shares (formerly named Direxion Daily Large Cap Bull 3x Shares and the Direxion Daily Large Cap Bear 3x Shares, respectively) sought to provide 300% and -300% of the daily return of the S&P 500® Index, respectively, and will continue to do so moving forward. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor’s selects the 500 stocks comprising the Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. For the stated period, the S&P 500® Index returned 6.99%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3x Shares returned 19.56% and Direxion Daily S&P 500® Bear 3x Shares returned -21.18%. The model indicated an expected return of 20.74% for the Direxion Daily S&P 500® Bull 3x Shares and an expected return of -20.74% for the Direxion Daily S&P 500® Bear 3x Shares.

The Direxion Daily Mid Cap Bull 3x Shares and the Direxion Daily Mid Cap Bear 3x Shares sought to provide 300% and -300% of the daily return of the Russell Mid Cap Index, respectively, from November 1, 2011 through June 28, 2012. The Russell Mid Cap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Mid Cap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies and has an average market capitalization of $5.89 billion dollars and a median market capitalization of $4.45 billion dollars as of March 31, 2012. For the stated period, the Russell Mid Cap Index returned 4.44%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3x Shares returned 4.18% and the Direxion Daily Mid Cap Bear 3x Shares returned -25.03%. The model indicated an expected return of 6.00% for the Direxion Daily Mid Cap Bull 3x Shares and an expected return of -24.00% for the Direxion Daily Mid Cap Bear 3x Shares.

From June 29, 2012 through the October 31, 2012 (end of the Annual Period), the Direxion Daily Mid Cap Bull 3x Shares and the Direxion Daily Mid Cap Bear 3x Shares sought to provide 300% and -300% of the daily return of the S&P Mid Cap 400® Index, respectively, and will continue to do so moving forward. The S&P Mid Cap 400® Index measures the performance of the mid-cap segment of the U.S. equity universe. The S&P Mid Cap 400® Index is a capitalization-weighted index composed of 400 domestic common stocks. Standard & Poor’s selects the 400 stocks comprising the S&P Mid Cap 400® Index on the basis of market values and industry diversification. The S&P Mid Cap 400® Index represents approximately 7% of the U.S. equities market. Component securities have capitalizations ranging from $1 billion to $4.4 billion as of December 31, 2011. For the stated period, the S&P Mid Cap 400® Index returned 7.56%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3x Shares returned 21.04% and the Direxion Daily Mid Cap Bear 3x Shares returned -23.09%. The model indicated an expected return of 22.23% for the Direxion Daily Mid Cap Bull 3x Shares and an expected return of -22.56% for the Direxion Daily Mid Cap Bear 3x Shares.

The Direxion Daily Energy Bull 3x Shares and the Direxion Daily Energy Bear 3x Shares sought to provide 300% and -300% of the daily return of the Russell 1000® Energy Index, respectively, from November 1, 2011 through June 28, 2012. The Russell 1000® Energy Index consists of energy related businesses, such as oil companies involved in the exploration, production, servicing, drilling and refining processes, and companies primarily involved in the production and mining of coal and other fuels used in the generation of consumable energy. Also included are gas distribution, gas pipeline and other such companies. For the stated period, the Russell 1000® Energy Index returned -5.07%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the

8	DIREXION ANNUAL REPORT

index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3x Shares returned -23.95% and the Direxion Daily Energy Bear 3x Shares returned -6.25%. The model indicated an expected return of -22.82% for the Direxion Daily Energy Bull 3x Shares and an expected return of -4.99% for the Direxion Daily Energy Bear 3x Shares.

From June 29, 2012 through the October 31, 2012 (end of the Annual Period), the Direxion Daily Energy Bull 3x Shares and the Direxion Daily Energy Bear 3x Shares sought to provide 300% and -300% of the daily return of the Energy Select Sector Index, respectively, and will continue to do so moving forward. The Energy Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500 Index. Nine Select Sector Indexes, including the Energy Select Sector Index, divide the companies that make up the S&P 500 Index. As of December 31, 2011, the Energy Select Sector Index was comprised of 42 stocks. For the stated period, the Energy Select Sector Index returned 12.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3x Shares returned 35.34% and the Direxion Daily Energy Bear 3x Shares returned -33.94%. The model indicated an expected return of 36.57% for the Direxion Daily Energy Bull 3x Shares and an expected return of -33.50% for the Direxion Daily Energy Bear 3x Shares.

The Direxion Daily Technology Bull 3x Shares and the Direxion Daily Technology Bear 3x Shares sought to provide 300% and -300% of the daily return of the Russell 1000® Technology Index, respectively, from November 1, 2011 through June 28, 2012. The Russell 1000® Technology Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the Technology services sector of the large cap U.S. equity market. As of March 31, 2012, the Russell 1000® Technology Index had an average market capitalization of over $23.4 billion dollars and a median market capitalization of $5.6 billion dollars. For the stated period, the Russell 1000® Technology Index returned 5.38%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3x Shares returned 6.62% and the Direxion Daily Technology Bear 3x Shares returned -27.70%. The model indicated an expected return of 8.54% for the Direxion Daily Technology Bull 3x Shares and an expected return of -26.62% for the Direxion Daily Technology Bear 3x Shares.

From June 29, 2012 through the October 31, 2012 (end of the Annual Period), the Direxion Daily Technology Bull 3x Shares and the Direxion Daily Technology Bear 3x Shares sought to provide 300% and -300% of the daily return of the Technology Select Sector Index, respectively, and will continue to do so moving forward. The Technology Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductor equipment; internet software & services; IT services; electronic equipment, instruments & components; wireless telecommunication services; and office electronics. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Technology Select Sector Index, divide the companies that make up the S&P 500® Index. As of December 31, 2011, the Technology Select Sector Index was comprised of 80 stocks. For the stated period, the Technology Select Sector Index returned 3.84%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3x Shares returned 8.59% and the Direxion Daily Technology Bear 3x Shares returned -15.04%. The model indicated an expected return of 9.65% for the Direxion Daily Technology Bull 3x Shares and an expected return of -14.47% for the Direxion Daily Technology Bear 3x Shares.

The Direxion Daily 7-10 Year Treasury Bull 3x Shares and the Direxion Daily 7-10 Year Treasury Bear 3x Shares seek to provide 300% and -300% of the daily return of the NYSE 7-10 Year Treasury Bond Index, respectively. The NYSE 7-10 Year Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the U.S. Treasury bond market. The NYSE 7-10 Year Treasury Bond Index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 7-10 Year Treasury Bond

DIREXION ANNUAL REPORT	9

Index returned 6.29%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3x Shares returned 18.28% and Direxion Daily 7-10 Year Treasury Bear 3x Shares returned -22.47%. The model indicated an expected return of 18.97% for the Direxion Daily 7-10 Year Treasury Bull 3x Shares and an expected return of -18.23% for the Direxion Daily 7-10 Year Treasury Bear 3x Shares.

The Direxion Daily 20+ Year Treasury Bull 3x Shares and the Direxion Daily 20+ Year Treasury Bear 3x Shares seek to provide 300% and -300% of the daily return of the NYSE 20 Year Plus Treasury Bond Index, respectively. The NYSE 20 Year Plus Treasury Bond Index is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The NYSE 20 Year Plus Treasury Bond Index constituent bonds are weighted by their relative amounts outstanding. For the Annual Period, the NYSE 20 Year Plus Treasury Bond Index returned 9.89%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3x Shares returned 20.45% and the Direxion Daily 20+ Year Treasury Bear 3x Shares returned -35.99%. The model indicated an expected return of 24.00% for the Direxion Daily 20+ Year Treasury Bull 3x Shares and an expected return of -34.40% for the Direxion Daily 20+ Year Treasury Bear 3x Shares.

The Direxion Daily Small Cap Bull 3x Shares and the Direxion Daily Small Cap Bear 3x Shares seek to provide 300% and -300% of the daily return of the Russell 2000 Index, respectively. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe and is comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The companies included in the Russell 2000® Index have an average market capitalization of more than $759 million dollars and a median market capitalization of $521 million dollars as of March 31, 2012. For the Annual Period, the Russell 2000® Index returned 12.08%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3x Shares returned 20.82% and the Direxion Daily Small Cap Bear 3x Shares returned -48.54%. The model indicated an expected return of 22.85% for the Direxion Daily Small Cap Bull 3x Shares and an expected return of -46.22% for the Direxion Daily Small Cap Bear 3x Shares.

The Direxion Daily Developed Markets Bull 3x Shares and the Direxion Daily Developed Markets Bear 3x Shares seek to provide 300% and -300% of the daily return of the MSCI EAFE Index, respectively. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE® Index consisted of 22 developed market country indices. The companies included in the MSCI EAFE® Index have an average market capitalization of more than $16.0 million dollars and a median market capitalization of $7.3 million dollars as of March 31, 2012. For the Annual Period, the MSCI EAFE® Index (Gross) returned 5.95%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Developed Markets Bull 3x Shares returned 1.51% and the Direxion Daily Developed Markets Bear 3x Shares returned -37.59%. The model indicated an expected return of 3.56% for the Direxion Daily Developed Markets Bull 3x Shares and an expected return of -36.39% for the Direxion Daily Developed Markets Bear 3x Shares.

The Direxion Daily Emerging Markets Bull 3x Shares and the Direxion Daily Emerging Markets Bear 3x Shares seek to provide 300% and -300% of the daily return of the MSCI Emerging Markets IndexSM, respectively. The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of March 31, 2012 the MSCI Emerging Market IndexSM consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine and United States. For the Annual Period, the MSCI Emerging Market IndexSM (Gross) returned 2.95%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets Bull 3x Shares returned -10.81% and the Direxion Daily Emerging Markets Bear 3x Shares returned -37.63%. The model indicated an expected return of -8.48% for the Direxion Daily Emerging Markets Bull 3x Shares and an expected return of -35.83% for the Direxion Daily Emerging Markets Bear 3x Shares.

10	DIREXION ANNUAL REPORT

The Direxion Daily China Bull 3x Shares and the Direxion Daily China Bear 3x Shares seek to provide 300% and -300% of the daily return of The Bank of New York Mellon China Select ADR Index, respectively. The Bank of New York Mellon China Select ADR Index® is a free float-adjusted modified capitalization weighted index designed by BNY Mellon that tracks the performance of depositary receipts in ADR form that are listed for trading on the NYSE, NYSE Amex and NASDAQ Stock Market (“NASDAQ”) of companies from China which meet certain criteria. As of March 31, 2012, The Bank of New York Mellon China Select ADR Index® is comprised of 53 constituents with an average market capitalization of over $22.4 billion dollars and a median market capitalization of $2.2 billion dollars. For the Annual Period, The Bank of New York Mellon China Select ADR Index® returned -4.54%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily China Bull 3x Shares returned -28.17% and the Direxion Daily China Bear 3x Shares returned -23.05%. The model indicated an expected return of -26.33% for the Direxion Daily China Bull 3x Shares and an expected return of -17.69% for the Direxion Daily China Bear 3x Shares. The actual return of the Direxion Daily China Bear 3X Shares deviated from its expected return due to the high cost of financing its swap contracts.

The Direxion Daily Latin America Bull 3x Shares seek to provide 300% of the daily return of the S&P Latin America 40 Index. The S&P Latin America 40 Index is an equity index drawn from four major Latin American markets: Brazil, Mexico, Chile, and Peru. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The S&P Latin America 40 Index constituents are leading, large, liquid, blue chip companies from the Latin American markets, and capturing 70% of their total market capitalization. The S&P Latin America 40 Index constituents are leading, large, liquid companies from the Latin American markets with an average market capitalization of $32.9 million and a median market capitalization of $15.1 million as of March 31, 2012. For the Annual Period, the S&P Latin America 40 Index returned -3.26%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3x Shares returned -26.27%. The model indicated an expected return of -21.21% for the Direxion Daily Latin America Bull 3x Shares. The actual return of the Direxion Daily Latin America Bull 3X Shares deviated from its expected return due to its cost of financing swap contracts and due to the underlying investment deviating from the S&P Latin America 40 Index.

The Direxion Daily Basic Materials Bull 3x Shares seek to provide 300% of the daily return of the Materials Select Sector Index. The Materials Select Sector Index includes companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Materials Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Materials Select Sector Index returned 6.97%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Basic Materials Bull 3x Shares returned 4.24%. The model indicated an expected return of 7.59% for the Direxion Daily Basic Materials Bull 3x Shares.

The Direxion Daily Financial Bull 3x Shares and the Direxion Daily Financial Bear 3x Shares seek to provide 300% and -300% of the daily return of the Russell 1000® Financial Services Index, respectively. The Russell 1000 Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large cap U.S. equity market. As of March 31, 2012, the Russell 1000® Financial Services Index had an average market capitalization of over $13.37 billion dollars and a median market capitalization of $4.74 billion dollars. For the Annual Period, the Russell 1000® Financial Services Index returned 20.20%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3x Shares returned 48.77% and the Direxion Daily Financial Bear 3x Shares returned -56.54%. The model indicated an expected return of 52.62% for the Direxion Daily Financial Bull 3x Shares and an expected return of -55.36% for the Direxion Daily Financial Bear 3x Shares.

DIREXION ANNUAL REPORT	11

The Direxion Daily Healthcare Bull 3x Shares seek to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. The companies included in each Select Sector Index are selected on the basis of general industry classification from a universe of companies defined by the S&P 500® Index. Nine Select Sector Indexes, including the Health Care Select Sector Index, divide the companies that make up the S&P 500® Index. For the Annual Period, the Health Care Select Sector Index returned 22.00%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3x Shares returned 66.77%. The model indicated an expected return of 72.59% for the Direxion Daily Healthcare Bull 3x Shares. The actual return of the Direxion Daily Healthcare Bull 3X Shares deviated from its expected return due to its cost of financing swap contracts and due to the underlying investment deviating from the Health Care Select Sector Index.

The Direxion Daily Real Estate Bull 3x Shares and the Direxion Daily Real Estate Bear 3x Shares seek to provide 300% and -300% of the daily return of the MSCI US REIT Index, respectively. The MSCI US REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 IndexSM. The MSCI US REIT IndexSM includes only REIT securities that are of reasonable size in terms of full and free float adjusted market capitalization to ensure that the performance of the Equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes. For the Annual Period, the MSCI US REIT IndexSM returned 14.81%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Real Estate Bull 3x Shares returned 34.26% and the Direxion Daily Real Estate Bear 3x Shares returned -47.10%. The model indicated an expected return of 37.61% for the Direxion Daily Real Estate Bull 3x Shares and an expected return of -45.31% for the Direxion Daily Real Estate Bear 3x Shares.

The Direxion Daily Semiconductor Bull 3x Shares and the Direxion Daily Semiconductor Bear 3x Shares seek to provide 300% and -300% of the daily return of the PHLX Semiconductor Sector Index, respectively. The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. As of March 31, 2012, the Semiconductor Sector Index included companies with a median market capitalization of $7.1 billion. The average capitalization of the companies comprising the PHLX Semiconductor Sector Index was approximately $14.3 billion. For the Annual Period, the Semiconductor Index returned -3.43%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3x Shares returned -27.80% and the Direxion Daily Semiconductor Bear 3x Shares returned -27.33%. The model indicated an expected return of -26.39% for the Direxion Daily Semiconductor Bull 3x Shares and an expected return of -25.47% for the Direxion Daily Semiconductor Bear 3x Shares.

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Daniel O’Neill

President

12	DIREXION ANNUAL REPORT

Past performance is not indicative of future results. One cannot invest directly in an index. Recent growth rate in the stock market has helped to produce short-term returns that are not typical, and may not continue in the future. Carefully consider the investment objectives, risks, and charges and expenses of the ETFs before investing. This and other information can be found in the ETFs’ statutory and summary prospectus. To obtain a prospectus, please visit www.direxionshares.com or call 1-866-476-7523.

There is no guarantee the ETFs will achieve their intended objective. Investing in the ETFs may be more volatile than investing in broadly diversified ETFs. The use of leverage by a ETF means the ETFs are riskier than alternatives which do not use leverage.

Short-term performance, in particular, is not a good indication of the ETF’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, ETF performance may be subject to substantial short-term changes. For additional information, see the ETF’s prospectus.

The ETFs are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently. Investors in the ETFs should (a) understand the consequences of seeking daily investment results, (b) understand the risk of shorting, and (c) intend to actively monitor and manage their investments.

ADR (American Depository Receipt) is a negotiable certificate issued by a U.S. bank representing a specified number of shares (or one share) in a foreign stock that is traded on a U.S. exchange. GDR (Global Depository Receipt) is a bank certificate issued in more than one country for shares in a foreign company. The shares are held by a foreign branch of an international bank. REIT (Real Estate Investment Trust).

An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs’ investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2012 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs’ present investment methodology and do not constitute investment advice.

DIREXION ANNUAL REPORT	13

Direxion Shares ETF Trust

Management Discussion & Analysis

October 31, 2012

Rafferty Asset Management, LLC (“Rafferty” or “Adviser”), the investment adviser to the ETFs, uses a number of investment techniques in order to achieve the stated goal for each ETF. The Bull ETFs magnify the returns of their respective indexes for a one-day period and the Bear ETFs inversely magnify the returns of their respective indexes for a one-day period. Rafferty primarily uses statistical and quantitative analysis to determine the investments each ETF makes and the techniques it employs.

No ETF attempts, or should be expected to, provide returns which are a multiple of the return of the benchmark for periods other than a single day.

Factors Affecting ETF Performance:

—

Benchmark Performance – The daily performance of each ETF’s benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

—

Leverage – Each ETF seeks (or sought) daily investment results (before fees and expenses) of either 200% or 300% (for the Bull ETFs) -200% or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies a ETF’s gains or losses and increases the investment’s risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

—

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily returns of an underlying index. Over periods longer than a single day, a ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF’s daily stated goal. Periods of high volatility that lack a clear trend hurt a ETF’s performance while trending, low volatility markets enhance a ETF’s performance.

—

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus a spread and a Bear ETF receives LIBOR[1] minus a spread as applied to the borrowed portion of the ETF’s exposure. Because LIBOR is very low, financing costs create only a small drag on a Bull ETF’s performance while a Bear ETF receives a negligible amount, or in the case of hard-to-borrow shares, might pay to finance its short position.

—

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

—

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury’s semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

[1]

London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

14	DIREXION ANNUAL REPORT

—

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF’s prospectus and may be larger than many traditional index ETFs’ fees which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF’s use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Market Conditions Affecting ETF Performance:

A general review of economic conditions and market events, as well as index performance, is below for the period described.

Economy:

The Annual Period was largely characterized by sizable gains in equities, rallying risk assets and declining interest rates. All occurred despite a backdrop of mixed economic signals, the tumult of a U.S. Presidential election year and continued international concern over Europe’s sovereign debt issues. The U.S. unemployment rate continued to trend downward, but choppy data in labor force participation and discrepancies between the household and business surveys collected by the Bureau of Labor Statistics to produce the monthly Jobs Reports, caused disagreement amongst economists on the quality of the improvements in the labor market and added an air of uncertainty to domestic recovery. There were signs of strength in the housing market as home sales increased, but on a national level prices remained too depressed to be a strong driver of GDP growth. Most European markets gained less than their U.S counterparts, reflecting the ongoing crisis associated with high public budget deficits and fiscal concerns across the region. Major equity benchmarks in the Eurozone diverged over the period, with Germany serving as the notable bright spot, while France and the UK also benefitted from rising asset valuations. Conversely, equity markets were weak in Italy, Spain, Ireland and Greece. Emerging market equities did not provide investors with rewards as generous as several of these developed markets, as Brazil, Russia, and India faced a combination of threats in the form of volatility in foreign currency exchange markets and a pullback in commodity prices that began in late March. US government bond prices rose despite starting the period with historically low interest rates. The yield on the 10 Year U.S. Treasury Note began the period at just 2.1%, but still managed to fall below 1.4% in late July, and ending the period at 1.7% as the Federal Reserve reinforced its pledge to keep comparable rates through at mid-2015. In Europe, Germany remained the safe haven for bond investors, although yields on government paper throughout the region declined by the end of the period.

Index Performance:

Over the fiscal year, Rafferty managed ETFs of four different categories of indices – broad market, sector, international and fixed-income.

Domestic markets during the past fiscal year were impacted by multiple driving forces. U.S. unemployment was a continual topic of conversation throughout the year, as the economic recovery continued to progress, albeit at a pace not necessarily fast enough to spur significant job growth. U.S. housing markets experienced record affordability early in the year, with home prices appearing to settle into a period of stable growth, while housing starts also rose steadily. These factors, combined with record low borrowing costs courtesy of The Federal Reserve’s plan to keep interest rates low through mid-2015, ostensibly helped to boost economic growth without causing unwanted growth of inflation rates leading into 2013. Volatility abated throughout the year despite the typical stateside din associated with U.S. Presidential elections, and other sources of concern more far reaching such as European debt and economic concerns.

DIREXION ANNUAL REPORT	15

The index returns for the period are below. Due to the compounding associated with products which seek leveraged and inverse daily returns, the return of the ETF for the period bears little relationship to the return of the Index.

INDEX	RETURN
Russell 1000® Index	7.30%	[1]
S&P 500® Index	6.99%	[2]
Russell 2000® Index	12.08%
Russell Mid Cap Index	4.44%	[3]
S&P Mid Cap 400® Index	7.56%	[4]

The broad-based sectors over the past fiscal year returned mixed results. The Financials, Health Care, Technology, Real Estate and Energy sectors produced positive returns. The US Financial Markets saw an overall gain due to the instability of the European Union, making the US once again a safe haven to investors. The Healthcare sector gained as a result of the President’s Healthcare overhaul. The commodity-based sectors of Natural Gas and Gold Miners saw negative returns as a result of decreased demand and lower prices.

The index returns for the period are below. Due to the compounding associated with products which seek leveraged and inverse daily returns, the return of the ETF for the period bears little relationship to the return of the Index.

INDEX	RETURN
Russell 1000® Financial Services Index	20.12%
Russell 1000® Energy Index	-5.07%	[5]
Energy Select Sector Index	12.12%	[6]
Russell 1000® Technology Index	5.38%	[7]
Technology Select Sector Index	3.84%	[8]
MSCI US REIT IndexSM	14.81%
PHLX Semiconductor Sector Index	-3.55%
ISE-Revere Natural Gas IndexTM	-10.87%
Russell 1000® Retail Index	26.43%
NYSE Arca Gold Miners Index	-9.17%
Health Care Select Sector Index	22.00%
Materials Select Sector Index	6.97%

The global economies in the past fiscal year were characterized by mixed results, slow growth and deteriorating expectations. In Asia, Japan’s continued inability to stimulate growth in the economy produced limited gains. China struggled as a result of decreased demand in exports and high inflation. In Europe, results were mixed as the Central Banks continued to try establish a foundation for growth with the installment of Outright Monetary Transactions for sovereign debt. The major issue continuing to inhibit growth with the Emerging Markets was the presence of rising inflation.

The index returns for the period are below. Due to the compounding associated with products which seek leveraged and inverse daily returns, the return of the ETF for the period bears little relationship to the return of the Index.

INDEX	RETURN
MSCI Emerging Markets IndexSM (Gross)	2.95%
MSCI EAFE® Index (Gross)	5.95%
The Bank of New York Mellon China Select ADR Index®	-4.54%
S&P Latin America 40 Index	-3.26%
Indus India Index	-9.39%
DAX Global Russia+ Index	8.64%	[9]
Market Vectors Russia Index	-14.05%	[10]

16	DIREXION ANNUAL REPORT

In the first three months fiscal year, the yield on the 10 Year U.S. Treasury note fell from 2.11% to 1.80%, while the majority of fixed income products of all credit qualities rallied. During that same period, lower quality and higher yielding fixed income securities initially lagged, but those instruments began to increase in price as investors searched for better fixed returns. While treasury yields continued to decline, it became a theme that would be a defining characteristic of the year. The yield on the Ten Year rose steadily to a peak of almost 2.4% in late March, before declining dramatically to a low of less than 1.4% in late July, and then stabilizing around 1.7% at the end of the fiscal year. The historically low interest rates that persisted throughout the year resulted from the combination of credit, liquidity and balance sheet expansion efforts the Federal Reserve implemented as it continued to pioneer previously untested monetary policy programs in an attempt to stimulate economic growth and maintain high levels of liquidity. Amongst these new tools rolled out by the Fed was increased clarity of communications on future policy, which included the reiteration of its pledge to keep low interest rates through at least mid-2015. Although higher yielding, lower quality debt instruments experienced some volatility and price declines from May into early June 2012, it was a very strong year for those types of credit instruments. Both long- and short-term treasury prices rose over the period, although longer maturity bonds in the twenty- to thirty-year maturity range pulled back from the highs established in late July.

The index returns for the period are below. Due to the compounding associated with products which seek leveraged and inverse daily returns, the return of the ETF for the period bears little relationship to the return of the Index.

INDEX	RETURN
NYSE 7-10 Year Treasury Bond Index	6.29%
NYSE 20 Year Plus Treasury Bond Index	9.93%

Index Volatility:

Volatility peaked to start the fiscal year, and declined throughout the winter months into the late spring. The market experienced an increase in volatility throughout May and into early June, coinciding with a 100 plus point drop in the S&P 500 Index. Volatility steadily declined throughout the summer months and touched the low for the year in mid-August, before beginning to tick up heading into the November US Presidential Election.

Higher volatility negatively impacts a ETF’s performance as described in the previous section. The volatility of each Index used as a benchmark for Direxion ETF is below

INDEX	RETURN	VOLATILITY
Russell 1000® Index	7.30%[1]	17.21%[1]
S&P 500® Index	6.99%[2]	11.99%[2]
Russell 2000® Index	12.08%	21.44%
Russell Mid Cap Index	4.44%[3]	19.12%[3]
S&P Mid Cap 400® Index	7.56%[4]	13.40%[4]
Russell 1000® Financial Services Index	20.12%	20.64%
Russell 1000® Energy Index	-5.07%[5]	22.88%[5]
Energy Select Sector Index	12.12%[6]	17.69%[6]
Russell 1000® Technology Index	5.38%[7]	19.60%[7]
Technology Select Sector Index	3.84%[8]	14.55%[8]
MSCI US REIT IndexSM	14.81%	17.80%
PHLX Semiconductor Sector Index	-3.55%	25.82%
ISE-Revere Natural Gas IndexTM	-10.87%	31.88%
Russell 1000® Retail Index	26.43%	14.18%
NYSE Arca Gold Miners Index	-9.17%	31.61%
Health Care Select Sector Index	22.00%	13.05%
Materials Select Sector Index	6.97%	20.84%
MSCI Emerging Markets IndexSM (Gross)	2.95%	24.32%

DIREXION ANNUAL REPORT	17

INDEX	RETURN	VOLATILITY
MSCI EAFE® Index (Gross)	5.95%	21.56%
The Bank of New York Mellon China Select ADR Index®	-4.54%	23.61%
S&P Latin America 40 Index	-3.26%	21.63%
Indus India Index	-9.39%	29.31%
DAX Global Russia+ Index	8.64%[9]	39.22%[9]
Market Vectors Russia Index	-14.05%[10]	29.80%[10]
NYSE 7-10 Year Treasury Bond Index	6.29%	5.56%
NYSE 20 Year Plus Treasury Bond Index	9.93%	15.24%

[1]

Represents the period of November 1, 2011 to June 28, 2012. Effective June 29, 2012, the Direxion Daily Large Cap Bull and Bear 3X Shares were renamed the Direxion Daily S&P 500® Bull and Bear 3X Shares, respectively. Prior to June 29, 2012, these ETFs tracked the Russell 1000® Index, effective June 29, 2012, these ETFs tracked the S&P 500 Index.

[2]

Represents the period of June 29, 2012 to October 31, 2012. Effective June 29, 2012, the Direxion Daily Large Cap Bull and Bear 3X Shares were renamed the Direxion Daily S&P 500® Bull and Bear 3X Shares, respectively. Prior to June 29, 2012, these ETFs tracked the Russell 1000® Index, effective June 29, 2012, these ETFs tracked the S&P 500 Index.

[3]

Represents the period of November 1, 2011 to June 28, 2012. During this period, the Direxion Daily Mid Cap Bull and Bear 3X Shares tracked the Russell Mid Cap Index. Effective June 29, 2012, these ETFs tracked the S&P Mid Cap 400® Index.

[4]

Represents the period of June 29, 2012 to October 31, 2012. During this period, the Direxion Daily Mid Cap Bull and Bear 3X Shares tracked the S&P Mid Cap 400® Index. Prior to June 29, 2012, these ETFs tracked the Russell Mid Cap Index.

[5]

Represents the period of November 1, 2011 to June 28, 2012. During this period, the Direxion Daily Energy Bull and Bear 3X Shares tracked the Russell 1000® Energy Index. Effective June 29, 2012, these ETFs tracked the Energy Select Sector Index.

[6]

Represents the period of June 29, 2012 to October 31, 2012. During this period, the Direxion Daily Energy Bull and Bear 3X Shares tracked the Energy Select Sector Index. Prior to June 29, 2012, these ETFs tracked the Russell 1000® Energy Index.

[7]

Represents the period of November 1, 2011 to June 28, 2012. During this period, the Direxion Daily Technology Bull and Bear 3X Shares tracked the Russell 1000® Technology Index. Effective June 29, 2012, these ETFs tracked the Technology Select Sector Index.

[8]

Represents the period of June 29, 2012 to October 31, 2012. During this period, the Direxion Daily Technology Bull and Bear 3X Shares tracked the Technology Select Sector Index. Prior to June 29, 2012, these ETFs tracked the Russell 1000® Technology Index.

[9]

Represents the period of November 1, 2011 to March 18, 2012. During this period, the Direxion Daily Russia Bull and Bear 3X Shares tracked the DAX Global Russia+ Index. Effective March 19, 2012, these ETFs tracked the Market Vectors Russia Index.

[10]

Represents the period of March 19, 2012 to October 31, 2012. During this period, the Direxion Daily Russia Bull and Bear 3X Shares tracked the Market Vectors Russia Index. Prior to March 19, 2012, these ETFs tracked the DAX Global Russia+ Index.

18	DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary

November 5, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily S&P 500® Bull 3X Shares (NAV)	36.76%	27.93%	13.68%
Direxion Daily S&P 500® Bull 3X Shares (Market Price)	36.44%	27.89%	13.55%
S&P 500® Index[3]	15.21%	13.21%	11.33%
Russell 1000® Index[3]	14.97%	13.48%	11.91%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.19%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
[3]	Effective June 29, 2012, the Direxion Daily S&P 500® Bull 3X Shares was renamed from the Direxion Daily Large Cap Bull 3X Shares. Prior to June 29, 2012, the Fund tracked the Russell 1000® Index.

DIREXION ANNUAL REPORT	19

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary

November 5, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Monthly S&P 500® Bear 3X Shares (NAV)	(43.89)%	(45.49)%	(50.58)%
Direxion Monthly S&P 500® Bear 3X Shares (Market Price)	(43.73)%	(45.45)%	(50.55)%
S&P 500® Index[3]	15.21%	13.21%	11.33%
Russell 1000® Index[3]	14.97%	13.48%	11.91%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.24%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
[3]	Effective June 29, 2012, the Direxion Daily S&P 500® Bear 3X Shares was renamed from the Direxion Daily Large Cap Bear 3X Shares. Prior to June 29, 2012, the Fund tracked the Russell 1000® Index.

20	DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary

January 7, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Mid Cap Bull 3X Shares (NAV)	26.11%	31.80%	35.89%
Direxion Daily Mid Cap Bull 3X Shares (Market Price)	26.91%	32.22%	36.23%
S&P Mid Cap 400® Index[3]	12.11%	15.81%	18.64%
Russell Mid Cap® Index[3]	12.15%	15.59%	18.67%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.43%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Mid Cap 400® Index measures the performance of the mid-cap segment of the U.S equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap 400® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
[3]	Prior to June 29, 2012, the Direxion Daily Mid Cap Bull 3X Shares tracked the Russell Mid Cap® Index.

DIREXION ANNUAL REPORT	21

Direxion Daily Mid Cap Bear 3X Shares

Performance Summary

January 7, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Mid Cap Bear 3X Shares (NAV)	(42.35)%	(51.92)%	(59.46)%
Direxion Daily Mid Cap Bear 3X Shares (Market Price)	(42.14)%	(51.94)%	(59.41)%
S&P Mid Cap 400® Index[3]	12.11%	15.81%	18.64%
Russell Mid Cap® Index	12.15%	15.59%	18.67%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.50%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Mid Cap 400® Index measures the performance of the mid-cap segment of the U.S equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap 400® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
3	Prior to June 29, 2012, the Direxion Daily Mid Cap Bear 3X Shares tracked the Russell Mid Cap® Index.

22	DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary

November 5, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Small Cap Bull 3X Shares (NAV)	20.82%	21.72%	2.21%
Direxion Daily Small Cap Bull 3X Shares (Market Price)	20.16%	21.65%	2.15%
Russell 2000® Index	12.08%	14.82%	12.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.19%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

Russell 2000® Index measures the small cap segment of the U.S.equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	23

Direxion Daily Small Cap Bear 3X Shares

Performance Summary

November 5, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Small Cap Bear 3X Shares (NAV)	(48.54)%	(58.14)%	(63.75)%
Direxion Daily Small Cap Bear 3X Shares (Market Price)	(48.61)%	(58.11)%	(63.74)%
Russell 2000® Index	12.08%	14.82%	12.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.20%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S.equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

24	DIREXION ANNUAL REPORT

Direxion Daily China Bull 3X Shares

Performance Summary

December 3, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily China Bull 3X Shares (NAV)	(28.17)%	(25.40)%
Direxion Daily China Bull 3X Shares (Market Price)	(28.01)%	(25.19)%
Bank of New York Mellon China Select ADR Index®	(4.54)%	(2.39)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.19%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Bank of New York Mellon China Select ADR Index® is a free float-adjusted modified capitalization weighted index designed by BNY Mellon that tracks the performance of depositary receipts in ADR form that are listed for trading on the NYSE, NYSE Amex and Nasdaq Stock Market (“NASDAQ”). The performance of The Bank of New York Mellon China Select ADR Index® does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	25

Direxion Daily China Bear 3X Shares

Performance Summary

December 3, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily China Bear 3X Shares (NAV)	(23.05)%	(32.89)%
Direxion Daily China Bear 3X Shares (Market Price)	(23.35)%	(33.09)%
Bank of New York Mellon China Select ADR Index®	(4.54)%	(2.39)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.51%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Bank of New York Mellon China Select ADR Index® is a free float-adjusted modified capitalization weighted index designed by BNY Mellon that tracks the performance of depositary receipts in ADR form that are listed for trading on the NYSE, NYSE Amex and Nasdaq Stock Market (“NASDAQ”). The performance of The Bank of New York Mellon China Select ADR Index® does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

26	DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bull 3X Shares

Performance Summary

December 16, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Developed Markets Bull 3X Shares (NAV)	1.51%	(9.41)%	(1.44)%
Direxion Daily Developed Markets Bull 3X Shares (Market Price)	1.22%	(9.39)%	(1.33)%
MSCI EAFE® Index	4.61%	2.83%	9.22%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.52%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	27

Direxion Daily Developed Markets Bear 3X Shares

Performance Summary

December 16, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Developed Markets Bear 3X Shares (NAV)	(37.59)%	(38.56)%	(49.56)%
Direxion Daily Developed Markets Bear 3X Shares (Market Price)	(37.59)%	(38.55)%	(49.57)%
MSCI EAFE® Index	4.61%	2.83%	9.22%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.87%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

28	DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bull 3X Shares

Performance Summary

December 16, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Emerging Markets Bull 3X Shares (NAV)	(10.81)%	(10.26)%	9.59%
Direxion Daily Emerging Markets Bull 3X Shares (Market Price)	(10.95)%	(10.60)%	9.63%
MSCI Emerging Markets IndexSM	2.63%	5.38%	18.22%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.19%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	29

Direxion Daily Emerging Markets Bear 3X Shares

Performance Summary

December 16, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Emerging Markets Bear 3X Shares (NAV)	(37.63)%	(45.65)%	(63.75)%
Direxion Daily Emerging Markets Bear 3X Shares (Market Price)	(37.65)%	(45.61)%	(63.76)%
MSCI Emerging Markets IndexSM	2.63%	5.38%	18.22%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.22%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

30	DIREXION ANNUAL REPORT

Direxion Daily India Bull 3X Shares

Performance Summary

March 11, 20101—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year[4]	Since Inception
Direxion Daily India Bull 3X Shares (NAV)	(34.92)%	(25.17)%
Direxion Daily India Bull 3X Shares (Market Price)	(35.18)%	(25.13)%
Indus India Index	(8.31)%	(4.91)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.56%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Indus India Index, which is designed to replicate the Indian equity markets as a whole, through a group of 50 Indian stocks selected from a universe of the largest companies listed on two major Indian exchanges. The performance of the Indus India Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of 200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	31

Direxion Daily Latin America Bull 3X Shares

Performance Summary

December 3, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Latin America Bull 3X Shares (NAV)	(26.27)%	(27.35)%
Direxion Daily Latin America Bull 3X Shares (Market Price)	(25.66)%	(27.22)%
S&P Latin America 40 Index	(3.26)%	(1.78)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.47%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile, and Mexico. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The performance of the S&P Latin America 40 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

32	DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Performance Summary

May 25, 20111—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Russia Bull 3X Shares (NAV)	(43.25)%	(63.53)%
Direxion Daily Russia Bull 3X Shares (Market Price)	(43.11)%	(63.51)%
Market Vectors Russia Index[3]	(5.75)%	(16.19)%
DAX Global Russia+ Index[3]	(8.44)%	(16.97)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.60%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market Vectors Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
[3]	Prior to March 19, 2012, the Direxion Daily Russia Bull 3X Shares tracked the DAX Global Russia+ Index.

DIREXION ANNUAL REPORT	33

Direxion Daily Russia Bear 3X Shares

Performance Summary

May 25, 20111—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Russia Bear 3X Shares (NAV)	(41.17)%	(36.57)%
Direxion Daily Russia Bear 3X Shares (Market Price)	(41.42)%	(36.77)%
Market Vectors Russia Index[3]	(5.75)%	(16.19)%
DAX Global Russia+ Index[3]	(8.44)%	(16.97)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.68%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Market Vectors Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publically traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
[3]	Prior to March 19, 2012, the Direxion Daily Russia Bear 3X Shares tracked the DAX Global Russia+ Index.

34	DIREXION ANNUAL REPORT

Direxion Daily Basic Materials Bull 3X Shares

Performance Summary

June 15, 20111—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Basic Materials Bull 3X Shares (NAV)	4.24%	(27.15)%
Direxion Daily Basic Materials Bull 3X Shares (Market Price)	4.26%	(26.96)%
Materials Select Sector Index	6.97%	(1.56)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Materials Select Sector Index is provided by Standard & Poor’s (the “Index Provider”) and includes domestic companies from the following industries: chemicals; metals & mining; paper & forest products; containers & packaging; and construction materials. The Index is one of nine Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Index is a constituent company of the S&P 500® Index; (2) each stock in the S&P 500® Index is allocated to one and only one of the Select Sector Indexes; and (3) the Index is calculated by the Index Provider using a modified “market capitalization” methodology, which is a hybrid between equal weighting and conventional capitalization weighting with the weighting capped for the largest stocks included in the Index. This design ensures that each of the component stocks within a Select Sector Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of such Select Sector Index.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	35

Direxion Daily Gold Miners Bull 3X Shares

Performance Summary

December 8, 20101—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Gold Miners Bull 3X Shares (NAV)	(47.00)%	(35.77)%
Direxion Daily Gold Miners Bull 3X Shares (Market Price)	(46.62)%	(35.61)%
NYSE Arca Gold Miners Index	(10.50)%	(8.28)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.44%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of 200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

36	DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Bear 3X Shares

Performance Summary

December 8, 20101—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Gold Miners Bear 3X Shares (NAV)	(24.70)%	(21.92)%
Direxion Daily Gold Miners Bear 3X Shares (Market Price)	(25.14)%	(22.70)%
NYSE Arca Gold Miners Index	(10.50)%	(8.28)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.96%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of -200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	37

Direxion Daily Healthcare Bull 3X Shares

Performance Summary

June 15, 20111—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Healthcare Bull 3X Shares (NAV)	66.77%	25.10%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	61.60%	25.07%
Health Care Select Sector Index	22.00%	12.26%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.54%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Health Care Select Sector Index is provided by Standard & Poor’s and includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. Each of the component securities of the Index is a constituent of the S&P 500® Index. The performance of the Health Care Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

38	DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Performance Summary

July 14, 20101—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Natural Gas Related Bull 3X Shares (NAV)	(48.69)%	(18.77)%
Direxion Daily Natural Gas Related Bull 3X Shares (Market Price)	(48.71)%	(18.61)%
ISE-Revere Natural Gas IndexTM	(10.87)%	2.46%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.1.64%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of 200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	39

Direxion Daily Natural Gas Related Bear 3X Shares

Performance Summary

July 14, 20101—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Natural Gas Related Bear 3X Shares (NAV)	(18.47)%	(34.29)%
Direxion Daily Natural Gas Related Bear 3X Shares (Market Price)	(18.80)%	(34.40)%
ISE-Revere Natural Gas IndexTM	(10.87)%	2.46%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 3.31%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of -200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

40	DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Performance Summary

July 14, 20101—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Retail Bull 3X Shares (NAV)	85.76%	59.00%
Direxion Daily Retail Bull 3X Shares (Market Price)	85.66%	59.11%
Russell 1000® Retail Index	26.21%	23.83%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.26%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 1000® Retail Index is an index comprised of companies that sell to consumers those discretionary products supplied by manufacturers. The performance of the Russell 1000® Retail Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets. Prior to December 1, 2011, the fund sought daily exposure of 200% of its NAV.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	41

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary

March 11, 20101—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Semiconductor Bull 3X Shares (NAV)	(27.80)%	(17.89)%
Direxion Daily Semiconductor Bull 3X Shares (Market Price)	(27.86)%	(17.93)%
PHLX Semiconductor Sector Index	(3.43)%	2.40%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.17%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012

42	DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary

March 11, 20101—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	Since Inception
Direxion Daily Semiconductor Bear 3X Shares (NAV)	(27.33)%	(44.54)%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	(27.24)%	(44.48)%
PHLX Semiconductor Sector Index	(3.43)%	2.40%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.49%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	43

Direxion Daily Energy Bull 3X Shares

Performance Summary

November 6, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Energy Bull 3X Shares (NAV)	2.94%	10.36%	(1.43)%
Direxion Daily Energy Bull 3X Shares (Market Price)	2.79%	10.45%	(1.38)%
Energy Select Sector Index[3]	3.16%	9.12%	10.99%
Russell 1000® Energy Index[3]	5.54%	10.46%	12.06%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & service. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
[3]	Prior to June 29, 2012, the Direxion Daily Energy Bull 3X Shares tracked the Russell 1000® Energy Index.

44	DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Performance Summary

November 6, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Energy Bear 3X Shares (NAV)	(38.03)%	(49.67)%	(59.68)%
Direxion Daily Energy Bear 3X Shares (Market Price)	(37.76)%	(49.66)%	(59.67)%
Energy Select Sector Index[3]	3.16%	9.12%	10.99%
Russell 1000® Energy Index[3]	5.54%	10.46%	12.06%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.33%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & service. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
[3]	Prior to June 29, 2012, the Direxion Daily Energy Bear 3X Shares tracked the Russell 1000® Energy Index.

DIREXION ANNUAL REPORT	45

Direxion Daily Financial Bull 3X Shares

Performance Summary

November 6, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Financial Bull 3X Shares (NAV)	48.77%	(0.90)%	(31.60)%
Direxion Daily Financial Bull 3X Shares (Market Price)	48.78%	(0.95)%	(31.56)%
Russell 1000® Financial Services Index	20.20%	7.44%	7.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

46	DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Performance Summary

November 6, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Financial Bear 3X Shares (NAV)	(56.54)%	(46.75)%	(72.58)%
Direxion Daily Financial Bear 3X Shares (Market Price)	(56.51)%	(46.77)%	(72.59)%
Russell 1000® Financial Services Index	20.20%	7.44%	7.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.16%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related to securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	47

Direxion Daily Real Estate Bull 3X Shares

Performance Summary

July 15, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Real Estate Bull 3X Shares (NAV)	34.26%	45.42%	67.69%
Direxion Daily Real Estate Bull 3X Shares (Market Price)	33.17%	45.03%	67.25%
MSCI US REIT IndexSM	14.81%	22.11%	29.22%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.14%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

MSCI US REIT Index SM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 IndexSM. The performance of the MSCI US REIT IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

48	DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Performance Summary

July15, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Real Estate Bear 3X Shares (NAV)	(47.10)%	(64.62)%	(71.73)%
Direxion Daily Real Estate Bear 3X Shares (Market Price)	(46.89)%	(64.59)%	(71.70)%
MSCI US REIT IndexSM	14.81%	22.11%	29.23%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.33%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

MSCI US REIT IndexSM is a free float market capitalization weighted index that is comprised of Equity REIT securities that belong to the MSCI US Investable Market 2500 IndexSM. The performance of the MSCI US REIT IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	49

Direxion Daily Technology Bull 3X Shares

Performance Summary

December 16, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Technology Bull 3X Shares (NAV)	15.79%	21.76%	43.39%
Direxion Daily Technology Bull 3X Shares (Market Price)	15.90%	22.06%	43.58%
Technology Select Sector Index[3]	11.00%	11.83%	16.82%
Russell 1000® Technology Index[3]	7.91%	11.79%	19.50%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.13%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an Index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
[3]	Prior to June 29, 2012, the Direxion Daily Technology Bull 3X Shares tracked the Russell 1000® Technology Index.

50	DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Performance Summary

December 16, 20081—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Technology Bear 3X Shares (NAV)	(38.58)%	(46.10)%	(58.61)%
Direxion Daily Technology Bear 3X Shares (Market Price)	(38.52)%	(46.15)%	(58.62)%
Technology Select Sector Index[3]	11.00%	11.83%	16.82%
Russell 1000® Technology Index[3]	7.91%	11.79%	16.82%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.27%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor’s and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the fund, such as investment management fees. Investors cannot invest directly in an Index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.
[3]	Prior to June 29, 2012, the Direxion Daily Technology Bear 3X Shares tracked the Russell 1000® Technology Index.

DIREXION ANNUAL REPORT	51

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary

April 15, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	18.28%	23.32%	14.49%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market Price)	18.55%	23.33%	14.50%
NYSE 7-10 Year Treasury Bond Index	6.29%	8.49%	6.51%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.67%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the US Treasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

52	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary

April 15, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	(22.47)%	(26.60)%	(21.60)%
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market Price)	(22.60)%	(26.53)%	(21.53)%
NYSE 7-10 Year Treasury Bond Index	6.29%	8.49%	6.51%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.15%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 7-10 Year Treasury Bond Index (AXSVTN) is a multiple-security fixed income index that aims to track the total returns of the intermediate 7 to 10 year maturity range of the USTreasury bond market. The performance of the NYSE 7-10 Year Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of -300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	53

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary

April 15, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	20.45%	28.05%	12.17%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market Price)	20.53%	27.79%	11.95%
NYSE Year Plus Treasury Bond Index	9.89%	12.97%	9.10%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.29%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

54	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary

April 15, 20091—October 31, 2012 (Unaudited)

	Average Annual
	Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	(35.99)%	(43.01)%	(36.48)%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market Price)	(35.94)%	(42.86)%	(36.33)%
NYSE Year Plus Treasury Bond Index	9.89%	12.97%	9.10%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 1.10%. Rafferty has voluntarily agreed to waive all or a portion of its management fee and/or reimburse the Funds for other expenses through March 1, 2014 to the extent the Net Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund’s most recent month end performance please visit www.direxionshares.com.

A Fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and the Bear Funds’ inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund’s specified multiple or inverse multiple (e.g., 300% or -300%) will not generally equal a fund’s performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. Shares of DirexionShares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The NYSE 20 Year Plus Treasury Bond Index (AXTWEN) is a multiple-security fixed income index that aims to track the total returns of the long-term 20 year and greater maturity range of the U.S. Treasury bond market. The performance of the NYSE 20 Year Plus Treasury Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. “Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of investment operations.
[2]	As of October 31, 2012.

DIREXION ANNUAL REPORT	55

Expense Examples

October 31, 2012 (Unaudited)

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other funds.

The examples are based on initial investments of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2012 – October 31, 2012).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period[2]
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	0.97%	$1,000.00	$1,008.10	$4.90
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	890.90	4.52
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	962.00	4.78
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Mid Cap Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	907.70	4.56
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	975.20	4.82
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	868.00	4.51
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily China Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	744.30	4.21
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88

56	DIREXION ANNUAL REPORT

Expense Examples

October 31, 2012 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period[2]
Direxion Daily China Bear 3X Shares
Based on actual fund return	0.98%	$1,000.00	$1,053.00	$5.06
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily Developed Markets Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	997.00	4.82
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Developed Markets Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	836.10	4.48
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Emerging Markets Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	887.10	4.55
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Emerging Markets Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	893.90	4.57
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily India Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	924.00	4.59
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Latin America Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	764.80	4.26
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Russia Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	690.20	4.12
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Russia Bear 3X Shares
Based on actual fund return	1.00%	1,000.00	900.70	4.78
Based on hypothetical 5% return	1.00%	1,000.00	1,020.11	5.08
Direxion Daily Basic Materials Bull 3X Shares
Based on actual fund return	0.95%	1,000.00	914.00	4.57
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Gold Miners Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,259.10	5.45
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Gold Miners Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	486.80	3.63
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	1,209.70	5.50
Based on hypothetical 5% return	0.99%	1,000.00	1,020.16	5.03
Direxion Daily Natural Gas Related Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	718.60	4.15
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Natural Gas Related Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	864.30	4.50
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,177.10	5.47
Based on hypothetical 5% return	1.00%	1,000.00	1,020.11	5.08
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	652.70	4.03
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,144.60	5.12
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82

DIREXION ANNUAL REPORT	57

Expense Examples

October 31, 2012 (Unaudited)

	Expense Ratio[1]	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During Period[2]
Direxion Daily Energy Bull 3X Shares
Based on actual fund return	0.97%	$1,000.00	$1,004.20	$4.89
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Energy Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	814.80	4.42
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	0.98%	1,000.00	1,052.80	5.06
Based on hypothetical 5% return	0.98%	1,000.00	1,020.21	4.98
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	818.60	4.39
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily Real Estate Bull 3X Shares
Based on actual fund return	1.02%	1,000.00	957.40	5.02
Based on hypothetical 5% return	1.02%	1,000.00	1,020.01	5.18
Direxion Daily Real Estate Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	925.80	4.60
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	806.20	4.40
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	1,069.60	4.94
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	1,086.30	5.09
Based on hypothetical 5% return	0.97%	1,000.00	1,020.26	4.93
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	885.80	4.50
Based on hypothetical 5% return	0.95%	1,000.00	1,020.36	4.82
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.96%	1,000.00	1,163.60	5.22
Based on hypothetical 5% return	0.96%	1,000.00	1,020.31	4.88
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.92%	1,000.00	766.90	4.09
Based on hypothetical 5% return	0.92%	1,000.00	1,020.51	4.67

[1]	Annualized
[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period of May 1, 2012 to October 31, 2012, then divided by 366.

58	DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings

October 31, 2012 (Unaudited)

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily S&P 500® Bull 3X Shares	69%	—	22%	9%	100%
Direxion Daily S&P 500® Bear 3X Shares	108%	—	—	(8%)	100%
Direxion Daily Mid Cap Bull 3X Shares	79%	—	8%	13%	100%
Direxion Daily Mid Cap Bear 3X Shares	114%	—	—	(14%)	100%
Direxion Daily Small Cap Bull 3X Shares	85%	—	6%	9%	100%
Direxion Daily Small Cap Bear 3X Shares	100%	—	—	0%**	100%
Direxion Daily China Bull 3X Shares	74%	18%	—	8%	100%
Direxion Daily China Bear 3X Shares	95%	—	—	5%	100%
Direxion Daily Developed Markets Bull 3X Shares	67%	—	24%	9%	100%
Direxion Daily Developed Markets Bear 3X Shares	102%	—	—	(2%)	100%
Direxion Daily Emerging Markets Bull 3X Shares	78%	—	13%	9%	100%
Direxion Daily Emerging Markets Bear 3X Shares	102%	—	—	(2%)	100%
Direxion Daily India Bull 3X Shares	62%	—	33%	5%	100%
Direxion Daily Latin America Bull 3X Shares	71%	—	30%	(1%)	100%
Direxion Daily Russia Bull 3X Shares	72%	—	17%	11%	100%
Direxion Daily Russia Bear 3X Shares	75%	—	—	25%	100%
Direxion Daily Basic Materials Bull 3X Shares	48%	—	22%	30%	100%
Direxion Daily Gold Miners Bull 3X Shares	41%	—	28%	31%	100%
Direxion Daily Gold Miners Bear 3X Shares	105%	—	—	(5%)	100%
Direxion Daily Healthcare Bull 3X Shares	42%	—	22%	36%	100%
Direxion Daily Natural Gas Related Bull 3X Shares	77%	27%	—	(4%)	100%
Direxion Daily Natural Gas Related Bear 3X Shares	86%	—	—	14%	100%
Direxion Daily Retail Bull 3X Shares	69%	19%	—	12%	100%
Direxion Daily Semiconductor Bull 3X Shares	59%	43%	—	(2%)	100%
Direxion Daily Semiconductor Bear 3X Shares	88%	—	—	12%	100%
Direxion Daily Energy Bull 3X Shares	55%	—	21%	24%	100%
Direxion Daily Energy Bear 3X Shares	100%	—	—	0%**	100%
Direxion Daily Financial Bull 3X Shares	54%	18%	—	28%	100%
Direxion Daily Financial Bear 3X Shares	113%	—	—	(13%)	100%
Direxion Daily Real Estate Bull 3X Shares	22%	—	43%	35%	100%
Direxion Daily Real Estate Bear 3X Shares	111%	—	—	(11%)	100%
Direxion Daily Technology Bull 3X Shares	71%	—	26%	3%	100%
Direxion Daily Technology Bear 3X Shares	93%	—	—	7%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	85%	—	—	15%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	129%	—	—	(29%)	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	43%	—	52%	5%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	112%	—	—	(12%)	100%

*	Cash, cash equivalents and other assets less liabilities

**	Percentage is less than 0.5%.

DIREXION ANNUAL REPORT	59

Direxion Daily S&P 500 Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 22.3%
Investment Companies - 22.3%
268,733	SPDR S&P 500 ETF-Trust	$37,939,725

	TOTAL INVESTMENT COMPANIES (Cost $39,212,699)	$37,939,725

SHORT TERM INVESTMENTS - 48.9%
Money Market Funds - 48.9%
57,687,182	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$57,687,182
18,660,130	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	18,660,130
6,733,867	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	6,733,867

		83,081,179

	TOTAL SHORT TERM INVESTMENTS (Cost $83,081,179)	$83,081,179

	TOTAL INVESTMENTS - 71.2% (Cost $122,293,878) (b)	$121,020,904
	Other Assets in Excess of Liabilities - 28.8%	48,890,522

	TOTAL NET ASSETS - 100.0%	$169,911,426

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $83,081,179.

Direxion Daily S&P 500 Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	S&P 500® Index	107,796	$155,563,304	(0.512%)	5/20/2013	$(3,173,063)
Morgan Stanley Capital Services	S&P 500® Index	25,315	33,644,648	(0.612%)	7/30/2013	2,277,969
Citibank N.A.	S&P 500® Index	36,697	48,771,781	(0.512%)	12/30/2013	3,311,661
BNP Paribas	S&P 500® Index	44,977	59,776,232	(0.462%)	1/16/2014	4,078,385
Bank of America Merrill Lynch	S&P 500® Index	55,242	74,620,751	(0.461%)	1/28/2014	3,774,067
Deutsche Bank AG London	S&P 500® Index	64,062	85,865,864	(0.562%)	5/10/2016	5,053,320

			$458,242,580			$15,322,339

The accompanying notes are an integral part of these financial statements.

60	DIREXION ANNUAL REPORT

Direxion Daily S&P 500 Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 73.1%
Money Market Funds - 73.1%
120,283,933	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$120,283,933
24,870,156	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	24,870,156
6,918,705	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	6,918,705

	TOTAL SHORT TERM INVESTMENTS (Cost $152,072,794)	$152,072,794

	TOTAL INVESTMENTS -73.1% (Cost $152,072,794) (b)	$152,072,794
	Other Assets in Excess of Liabilities - 26.9%	55,938,542

	TOTAL NET ASSETS - 100.0%	$208,011,336

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $152,072,794.

Direxion Daily S&P 500 Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	S&P 500® Index	175,409	$251,670,873	(0.138%)	12/10/2012	$3,707,074
Morgan Stanley Capital Services	S&P 500® Index	23,426	32,888,464	0.212%	7/30/2013	(313,190)
Citibank N.A.	S&P 500® Index	33,127	44,027,108	(0.138%)	12/30/2013	(3,122,796)
BNP Paribas	S&P 500® Index	58,365	77,569,420	(0.038%)	1/16/2014	(5,425,832)
Bank of America Merrill Lynch	S&P 500® Index	58,561	77,950,363	(0.189%)	1/28/2014	(5,350,700)
BNP Paribas	S&P 500® Index	11,710	16,438,840	(0.038%)	3/20/2014	(170,727)
Deutsche Bank AG London	S&P 500® Index	81,298	109,264,800	(0.138%)	6/30/2014	(6,313,301)

			$609,809,868			$(16,989,472)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	61

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 7.5%
Investment Companies - 7.5%
14,261	SPDR S&P MidCap 400 ETF Trust	$2,542,023

	TOTAL INVESTMENT COMPANIES (Cost $2,616,451)	$2,542,023

SHORT TERM INVESTMENTS - 54.5%
Money Market Funds - 54.5%
16,908,102	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	16,908,102
1,482,382	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	1,482,382

		18,390,484

	TOTAL SHORT TERM INVESTMENTS (Cost $18,390,484)	$18,390,484

	TOTAL INVESTMENTS - 62.0% (Cost $21,006,935) (b)	$20,932,507
	Other Assets in Excess of Liabilities - 38.0%	12,835,502

	TOTAL NET ASSETS - 100.0%	$33,768,009

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $18,390,484.

Direxion Daily Mid Cap Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	S&P Mid Cap 400® Index	60,802	$56,170,075	(0.362%)	6/10/2013	$3,640,054
Morgan Stanley Capital Services	S&P Mid Cap 400® Index	6,621	6,567,544	(0.462%)	7/30/2013	(75,043)
BNP Paribas	S&P Mid Cap 400® Index	13,361	12,409,240	(0.462%)	1/16/2014	727,013
BNP Paribas	S&P Mid Cap 400® Index	14,157	13,599,266	(0.462%)	3/20/2014	313,857
BNP Paribas	S&P Mid Cap 400® Index	5,792	5,735,121	(0.462%)	4/17/2014	(53,709)

			$94,481,246			$4,552,172

The accompanying notes are an integral part of these financial statements.

62	DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 75.9%
Money Market Funds - 75.9%
9,599,040	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$9,599,040
3,142,085	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	3,142,085

	TOTAL SHORT TERM INVESTMENTS (Cost $12,741,125)	$12,741,125

	TOTAL INVESTMENTS - 75.9% (Cost $12,741,125) (b)	$12,741,125
	Other Assets in Excess of Liabilities - 24.1%	4,042,740

	TOTAL NET ASSETS - 100.0%	$16,783,865

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,741,125.

Direxion Daily Mid Cap Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	S&P Mid Cap 400® Index	31,104	$28,599,645	(0.188%)	11/5/2012	$(2,049,150)
Morgan Stanley Capital Services	S&P Mid Cap 400® Index	12,072	11,871,507	0.012%	7/30/2013	32,654
BNP Paribas	S&P Mid Cap 400® Index	5,924	5,554,036	(0.588%)	3/20/2014	(281,910)
BNP Paribas	S&P Mid Cap 400® Index	2,255	2,218,165	(0.588%)	4/17/2014	3,846

			$48,243,353			$(2,294,560)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	63

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 6.3%
Investment Companies - 6.3%
587,793	iShares Russell 2000 Index Fund	$47,752,303

	TOTAL INVESTMENT COMPANIES (Cost $49,490,238)	$47,752,303

SHORT TERM INVESTMENTS - 58.4%
Money Market Funds - 58.4%
282,379,513	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	282,379,513
100,820,658	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	100,820,658
61,070,178	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	61,070,178

		444,270,349

	TOTAL SHORT TERM INVESTMENTS (Cost $444,270,349)	$444,270,349

	TOTAL INVESTMENTS - 64.7% (Cost $493,760,587) (b)	$492,022,652
	Other Assets in Excess of Liabilities - 35.3% (c)	269,074,567

	TOTAL NET ASSETS - 100.0%	$761,097,219

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.
(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $444,270,349.

(c)	Includes $3,630,819 cash segregated as collateral for swap contracts.

Direxion Daily Small Cap Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	Russell 2000® Index	336,718	$271,371,456	0.088%	3/22/2013	$5,459,416
Credit Suisse Capital, LLC	Russell 2000® Index	437,165	284,702,921	0.188%	7/23/2013	78,993,200
Citibank N.A.	Russell 2000® Index	330,000	270,832,738	(0.062%)	8/5/2013	1,329,513
Bank of America Merrill Lynch	Russell 2000® Index	506,255	418,455,658	(0.111%)	9/26/2013	(3,415,011)
BNP Paribas	Russell 2000® Index	28,360	22,824,128	(0.462%)	1/16/2014	436,691
BNP Paribas	Russell 2000® Index	235,517	192,468,704	(0.462%)	3/20/2014	702,643
BNP Paribas	Russell 2000® Index	119,980	100,631,921	(0.462%)	4/17/2014	(2,350,140)
BNP Paribas	Russell 2000® Index	112,282	92,121,865	(0.462%)	5/15/2014	(171,065)
Deutsche Bank AG London	Russell 2000® Index	624,280	521,003,454	0.038%	8/22/2014	(9,497,504)

			$2,174,412,845			$71,487,743

The accompanying notes are an integral part of these financial statements.

64	DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 67.5%
Money Market Funds - 67.5%
406,009,890	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$406,009,890
90,133,142	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	90,133,142
74,565,422	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	74,565,422

	TOTAL SHORT TERM INVESTMENTS (Cost $570,708,454)	$570,708,454

	TOTAL INVESTMENTS - 67.5% (Cost $570,708,454) (b)	$570,708,454
	Other Assets in Excess of Liabilities - 32.5%	275,222,895

	TOTAL NET ASSETS - 100.0%	$845,931,349

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $570,708,454.

Direxion Daily Small Cap Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	Russell 2000® Index	1,103,294	$892,276,193	(0.988%)	12/21/2012	$(15,868,478)
Bank of America Merrill Lynch	Russell 2000® Index	437,360	360,592,126	(0.889%)	4/26/2013	1,249,653
Citibank N.A.	Russell 2000® Index	330,000	268,561,711	(1.038%)	8/5/2013	(5,443,031)
Morgan Stanley Capital Services	Russell 2000® Index	353,805	298,208,082	(0.788%)	11/6/2013	8,229,507
BNP Paribas	Russell 2000® Index	222,223	182,753,850	(1.038%)	3/20/2014	81,476
BNP Paribas	Russell 2000® Index	140,290	117,535,863	(1.038%)	4/17/2014	2,458,026
BNP Paribas	Russell 2000® Index	20,000	16,416,716	(1.038%)	5/15/2014	31,196
Deutsche Bank AG London	Russell 2000® Index	492,722	414,020,312	(1.288%)	6/30/2014	9,809,880

			$2,550,364,853			$548,229

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	65

Direxion Daily China Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
COMMON STOCKS - 18.0%
Accommodation - 0.2%
5,884	China Lodging Group Ltd ADS (a)	$100,146

Administrative and Support Services - 0.5%
14,356	Ctrip.com International Ltd. ADR (a)	287,264

Air Transportation - 0.5%
7,429	China Eastern Airlines Corp. Ltd. ADS (a)	127,333
6,571	China Southern Airlines Co. Ltd. ADR (a)	152,644

		279,977

Chemical Manufacturing - 0.6%
4,894	Sinopec Shanghai Petrochemical Co. Ltd. ADR	139,724
11,750	WuXi PharmaTech Cayman, Inc. ADR (a)	166,733

		306,457

Computer and Electronic Product Manufacturing - 1.4%
7,767	Mindray Medical International Ltd. ADR	264,156
9,840	Perfect World Co. Ltd. ADR	104,599
80,986	Semiconductor Manufacturing International Corp. ADR (a)	153,064
7,063	Spreadtrum Communications, Inc. ADR	162,801
21,804	Trina Solar Ltd. ADR (a)	90,487

		775,107

Data Processing, Hosting and Related Services - 0.2%
8,744	21Vianet Group, Inc. ADR (a)	96,884

Educational Services - 0.5%
14,959	New Oriental Education & Technology Group, Inc. ADR	252,209

Insurance Carriers and Related Activities - 1.2%
14,636	China Life Insurance Co. Ltd. ADR	646,618

Mining (except Oil and Gas) - 0.5%
17,870	Yanzhou Coal Mining Co. Ltd. ADR	265,012

Nonstore Retailers - 0.1%
16,510	E-Commerce China Dangdang, Inc. ADR (a)	62,408

Oil and Gas Extraction - 2.8%
3,890	CNOOC Ltd. ADR	799,590
5,583	PetroChina Co. Ltd. ADR	757,948

		1,557,538

Other Information Services - 2.6%
6,761	Baidu, Inc. ADR (a)	720,858
5,905	NetEase.com, Inc. ADR (a)	318,870
30,861	Renren, Inc. ADR (a)	100,915
24,252	Shanda Games Ltd. ADR	81,729
10,069	Youku.com, Inc. ADR (a)	199,366

		1,421,738

Petroleum and Coal Products Manufacturing - 1.1%
5,897	China Petroleum & Chemical Corp. ADR	620,423

Shares		Value
Primary Metal Manufacturing - 0.4%
19,529	Aluminum Corp. of China Ltd. ADR (a)	$210,327

Professional, Scientific, and Technical Services - 0.9%
2,370	51job, Inc. ADR (a)	111,461
9,709	Focus Media Holding Ltd. ADR	228,938
8,257	hiSoft Technology International Ltd. ADR (a)	85,790
11,330	VanceInfo Technologies, Inc. ADR (a)	86,335

		512,524

Publishing Industries (except Internet) - 0.5%
8,092	AutoNavi Holdings Ltd. ADR (a)	86,827
22,823	Giant Interactive Group, Inc. ADR	117,538
3,722	Qihoo 360 Technology Co Ltd ADR (a)	76,562

		280,927

Rail Transportation - 0.2%
7,256	Guangshen Railway Co. Ltd. ADR	124,513

Real Estate - 0.1%
19,212	E-House China Holdings Ltd. ADS	78,001

Telecommunications - 3.2%
18,263	China Mobile Ltd. ADR	1,011,588
6,875	China Telecom Corp. Ltd. ADR	405,281
23,080	China Unicom Hong Kong Ltd. ADR	371,357

		1,788,226

Utilities - 0.5%
8,160	Huaneng Power International, Inc. ADR	259,814

	TOTAL COMMON STOCKS (Cost $9,546,869)	$9,926,113

SHORT TERM INVESTMENTS - 54.8%
Money Market Funds - 54.8%
20,088,485	Dreyfus Treasury Prime Cash Management 0.00% ††(b)	$20,088,485
10,112,007	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (b)	10,112,007

		$30,200,492

	TOTAL SHORT TERM INVESTMENTS (Cost $30,200,492)	$30,200,492

	TOTAL INVESTMENTS -72.8% (Cost $39,747,361) (c)	$40,126,605
	Other Assets in Excess of Liabilities - 27.2% (d)	14,968,134

	TOTAL NET ASSETS - 100.0%	$55,094,739

The accompanying notes are an integral part of these financial statements.

66	DIREXION ANNUAL REPORT

Direxion Daily China Bull 3X Shares

Schedule of Investments

October 31, 2012

Percentages are stated as a percent of net assets.

ADS — American Depositary Shares.

ADR — American Depositary Receipts.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2012.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $40,126,605.

Direxion Daily China Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	The Bank of New York Mellon China Select ADR Index®	13,905	$44,914,318	(0.412)%	11/21/2012	$1,574,323
BNP Paribas	The Bank of New York Mellon China Select ADR Index®	71	258,680	(0.462)%	11/21/2013	(18,234)
BNP Paribas	The Bank of New York Mellon China Select ADR Index®	5,032	16,037,251	(0.462)%	12/19/2013	852,282
Credit Suisse Capital, LLC	The Bank of New York Mellon China Select ADR Index®	14,215	46,569,388	(0.462)%	8/6/2013	955,457
BNP Paribas	The Bank of New York Mellon China Select ADR Index®	628	1,982,691	(0.462)%	3/20/2014	121,874
Deutsche Bank AG London	The Bank of New York Mellon China Select ADR Index®	12,693	41,622,777	(0.412)%	12/18/2014	823,711

			$151,385,105			$4,309,413

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	67

Direxion Daily China Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 69.0%
Money Market Funds - 69.0%
7,201,234	Dreyfus Treasury Prime Cash Management 0.00% ††(a)	$7,201,234
1,000,474	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	1,000,474

		$8,201,708

	TOTAL SHORT TERM INVESTMENTS (Cost $8,201,708)	$8,201,708

	TOTAL INVESTMENTS - 69.0% (Cost $8,201,708) (b)	$8,201,708
	Other Assets in Excess of Liabilities - 31.0%	3,692,326

	TOTAL NET ASSETS - 100.0%	$11,894,034

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,201,708.

Direxion Daily China Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas	The Bank of New York Mellon China Select ADR Index®	963	$3,508,403	(1.438)%	5/16/2013	$256,124
Credit Suisse Capital, LLC	The Bank of New York Mellon China Select ADR Index®	1,879	6,275,980	(1.838)%	8/19/2013	(3,630)
Morgan Stanley Capital Services	The Bank of New York Mellon China Select ADR Index®	990	3,169,505	(1.788)%	8/21/2013	(150,656)
BNP Paribas	The Bank of New York Mellon China Select ADR Index®	434	1,625,723	(1.438)%	9/19/2013	136,982
BNP Paribas	The Bank of New York Mellon China Select ADR Index®	3,055	10,898,204	(1.438)%	11/21/2013	452,779
BNP Paribas	The Bank of New York Mellon China Select ADR Index®	763	2,592,598	(1.438)%	5/15/2014	44,351
Deutsche Bank AG London	The Bank of New York Mellon China Select ADR Index®	2,606	8,573,123	(1.588)%	12/18/2014	(133,701)

			$36,643,536			$602,249

The accompanying notes are an integral part of these financial statements.

68	DIREXION ANNUAL REPORT

Direxion Daily Developed Markets Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 23.7%
Investment Companies - 23.7%
89,880	iShares MSCI EAFE® Index Fund	$4,814,872

	TOTAL INVESTMENT COMPANIES (Cost $5,474,591)	$4,814,872

SHORT TERM INVESTMENTS - 46.6%
Money Market Funds - 46.6%
5,349,030	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	5,349,030
4,120,575	Morgan Stanley Institutional Global Liquidity Treasury Fund , 0.03% (a)	4,120,575

		9,469,605

	TOTAL SHORT TERM INVESTMENTS (Cost $9,469,605)	$9,469,605

	TOTAL INVESTMENTS - 70.3% (Cost $14,944,196) (b)	$14,284,477
	Other Assets in Excess of Liabilities - 29.7%	6,028,716

	TOTAL NET ASSETS - 100.0%	$20,313,193

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,469,605.

Direxion Daily Developed Markets Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares MSCI EAFE Index Fund	354,828	$17,733,235	(0.412)%	3/22/2013	$1,273,319
Credit Suisse Capital, LLC	iShares MSCI EAFE Index Fund	400,770	20,990,257	(0.412)%	7/23/2013	844,766
BNP Paribas	iShares MSCI EAFE Index Fund	37,072	2,040,640	(0.461)%	3/20/2014	(55,904)
BNP Paribas	iShares MSCI EAFE Index Fund	44,569	2,400,399	(0.461)%	4/17/2014	(13,835)
BNP Paribas	iShares MSCI EAFE Index Fund	77,801	4,225,524	(0.461)%	5/15/2014	(58,456)
Deutsche Bank AG London	iShares MSCI EAFE Index Fund	132,650	7,168,424	(0.412)%	4/29/2016	(64,788)

			$54,558,479			$1,925,102

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	69

Direxion Daily Developed Markets Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 67.2%
Money Market Fund - 67.2%
7,116,681	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$7,116,681
3,406,631	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	3,406,631

		$10,523,312

	TOTAL SHORT TERM INVESTMENTS (Cost $10,523,312)	$10,523,312

	TOTAL INVESTMENTS - 67.2% (Cost $10,523,312) (b)	$10,523,312
	Other Assets in Excess of Liabilities - 32.8%	5,138,625

	TOTAL NET ASSETS - 100.0%	$15,661,937

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,523,312.

Direxion Daily Developed Markets Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	iShares MSCI EAFE Index Fund	265,346	$13,660,353	(0.338)%	6/19/2013	$(562,821)
Credit Suisse Capital, LLC	iShares MSCI EAFE Index Fund	207,672	11,698,998	(0.038)%	8/12/2013	272,713
BNP Paribas	iShares MSCI EAFE Index Fund	170,794	9,089,382	(0.038)%	4/17/2014	(60,766)
BNP Paribas	iShares MSCI EAFE Index Fund	71,564	3,901,635	(0.038)%	5/15/2014	67,900
Deutsche Bank AG London	iShares MSCI EAFE Index Fund	161,717	8,678,744	(0.088)%	4/29/2016	15,153

			$47,029,112			$(267,821)

The accompanying notes are an integral part of these financial statements.

70	DIREXION ANNUAL REPORT

Direxion Daily Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 12.7%
Investment Companies - 12.7%
1,021,952	iShares MSCI Emerging Markets Index Fund	$42,012,447

	TOTAL INVESTMENT COMPANIES (Cost $43,493,979)	$42,012,447

SHORT TERM INVESTMENTS - 59.0%
Money Market Funds - 59.0%
122,670,740	Dreyfus Treasury Prime Cash Management 0.00% ††(a)	$122,670,740
36,938,917	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% ††(a)	36,938,917
35,112,485	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03% (a)	35,112,485

		$194,722,142

	TOTAL SHORT TERM INVESTMENTS (Cost $194,722,142)	$194,722,142

	TOTAL INVESTMENTS - 71.7% (Cost $238,216,121) (b)	$236,734,589
	Other Assets in Excess of Liabilities - 28.3%	93,609,921

	TOTAL NET ASSETS - 100.0%	$330,344,510

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $194,722,142.

Direxion Daily Emerging Markets Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	iShares MSCI Emerging Market Index Fund	4,107,469	$158,744,803	(0.412)%	7/23/2012	$10,715,025
Morgan Stanley Capital Services	iShares MSCI Emerging Market Index Fund	3,820,655	156,012,357	(0.362)%	5/22/2013	961,685
Citibank N.A.	iShares MSCI Emerging Market Index Fund	3,308,124	133,946,357	(0.462)%	8/5/2013	2,075,665
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	3,808,607	151,850,985	(0.561)%	9/26/2013	4,543,529
BNP Paribas	iShares MSCI Emerging Market Index Fund	768,826	29,313,252	(0.462)%	12/19/2013	2,236,566
BNP Paribas	iShares MSCI Emerging Market Index Fund	1,928,063	75,495,895	(0.462)%	1/16/2014	3,639,990
BNP Paribas	iShares MSCI Emerging Market Index Fund	1,205,395	47,279,495	(0.462)%	3/20/2014	2,224,667
BNP Paribas	iShares MSCI Emerging Market Index Fund	7,106	298,155	(0.462)%	4/17/2014	(6,117)
BNP Paribas	iShares MSCI Emerging Market Index Fund	507,075	21,063,037	(0.462)%	5/15/2014	(218,806)
Deutsche Bank AG London	iShares MSCI Emerging Market Index Fund	3,623,690	146,921,838	(0.412)%	6/30/2014	1,930,986

			$920,926,174			$28,103,190

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	71

Direxion Daily Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 70.2%
Money Market Funds - 70.2%
52,507,753	Dreyfus Treasury Prime Cash Management 0.00% ††(a)	$52,507,753
17,544,302	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% ††(a)	17,544,302
17,011,191	Morgan Stanley Institutional Global Liquidity Treasury Fund 0.03%	17,011,191

		$87,063,246

	TOTAL SHORT TERM INVESTMENTS (Cost $87,063,246)	$87,063,246

	TOTAL INVESTMENTS - 70.2% (Cost $87,063,246) (b)	$87,063,246
	Other Assets in Excess of Liabilities - 29.8%	37,020,913

	TOTAL NET ASSETS - 100.0%	$124,084,159

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $87,063,246.

Direxion Daily Emerging Markets Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	iShares MSCI Emerging Market Index Fund	1,414,092	$57,846,290	(0.138%)	12/10/2012	$(293,752)
Morgan Stanley Capital Services	iShares MSCI Emerging Market Index Fund	1,649,622	68,025,101	0.062%	3/22/2013	211,941
Citibank N.A.	iShares MSCI Emerging Market Index Fund	1,421,090	58,233,638	(0.438%)	8/5/2013	(223,383)
Bank of America Merrill Lynch	iShares MSCI Emerging Market Index Fund	1,514,503	59,962,029	(0.489%)	9/26/2013	(2,358,683)
BNP Paribas	iShares MSCI Emerging Market Index Fund	633,732	25,198,271	(0.688%)	3/20/2014	(885,807)
BNP Paribas	iShares MSCI Emerging Market Index Fund	728,077	30,132,540	(0.688%)	4/17/2014	184,407
BNP Paribas	iShares MSCI Emerging Market Index Fund	325,625	13,500,968	(0.688%)	5/15/2014	111,945
Deutsche Bank AG London	iShares MSCI Emerging Market Index Fund	1,368,291	56,648,863	(0.788%)	9/23/2015	359,441

			$369,547,700			$(2,893,891)

The accompanying notes are an integral part of these financial statements.

72	DIREXION ANNUAL REPORT

Direxion Daily India Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 33.1%
Investment Companies - 33.1%
411,178	PowerShares India Portfolio	$7,339,527

	TOTAL INVESTMENT COMPANIES (Cost $7,532,352)	$7,339,527

SHORT TERM INVESTMENTS - 45.0%
Money Market Fund - 45.0%
7,689,495	Dreyfus Treasury Prime Cash Management 0.00% ††(a)	7,689,495
2,270,014	Goldman Sachs Financial Square Treasury Instruments Fund 0.00% ††(a)	2,270,014

	TOTAL SHORT TERM INVESTMENTS (Cost $9,959,509)	$9,959,509

	TOTAL INVESTMENTS (Cost $17,491,861) - 78.1% (b)	$17,299,036
	Other Assets in Excess of Liabilities - 21.9%	4,860,274

	TOTAL NET ASSETS - 100.0%	$22,159,310

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,959,509.

Direxion Daily India Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	PowerShares India Portfolio	411,449	$7,748,871	(0.711)%	9/26/2013	$(404,862)
Credit Suisse Capital, LLC	PowerShares India Portfolio	1,376,967	23,354,220	0.738%	10/15/2013	1,376,943
BNP Paribas	PowerShares India Portfolio	114,909	3,315,395	(0.462)%	1/16/2014	15,626
BNP Paribas	PowerShares India Portfolio	211,774	2,431,124	(0.462)%	3/20/2014	64,820
BNP Paribas	PowerShares India Portfolio	228,484	4,358,888	(0.462)%	4/17/2014	(284,170)
Deutsche Bank AG London	PowerShares India Portfolio	969,536	17,001,348	1.038%	3/11/2015	394,487

			$58,209,846			$1,162,844

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	73

Direxion Daily Latin America Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 29.7%
Investment Companies - 29.7%
179,446	iShares S&P® Latin America 40 Index Fund	$7,583,388

	TOTAL INVESTMENT COMPANIES (Cost $8,881,290)	$7,583,388

SHORT TERM INVESTMENTS - 43.9%
Money Market Fund - 43.9%
10,943,052	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	10,943,052
251,374	Morgan Stanley Institutional Global Liquidity Treasury Fund , 0.03% (a)	251,374

	TOTAL SHORT TERM INVESTMENTS (Cost $11,194,426)	$11,194,426

	TOTAL INVESTMENTS (Cost $20,075,716) - 73.6% (b)	$18,777,814
	Other Assets in Excess of Liabilities - 26.4%	6,748,482

	TOTAL NET ASSETS - 100.0%	$25,526,296

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,194,426.

Direxion Daily Latin America Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Capital, LLC	iShares S&P Latin America 40 Index Fund	800,753	$33,370,136	(0.412)%	8/6/2013	$524,697
Deutsche Bank AG London	iShares S&P Latin America 40 Index Fund	831,909	35,949,283	(0.462)%	12/18/2014	(679,304)

			$69,319,419			$(154,607)

The accompanying notes are an integral part of these financial statements.

74	DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 16.9%
Investment Companies - 16.9%
119,364	Market Vectors® Russia ETF	$3,323,094

	TOTAL INVESTMENT COMPANIES (Cost $3,315,877)	$3,323,094

SHORT TERM INVESTMENTS - 57.7%
Money Market Funds - 57.7%
9,611,312	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	9,611,312
1,710,011	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% ††(a)	1,710,011

	TOTAL SHORT TERM INVESTMENTS (Cost $11,321,323)	$11,321,323

	TOTAL INVESTMENTS (Cost $14,637,200) - 74.6% (b)	$14,644,417
	Other Assets in Excess of Liabilities - 25.4%	4,975,791

	TOTAL NET ASSETS - 100.0%	$19,620,208

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.
(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $11,321,323

Direxion Daily Russia Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/ (Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Market Vectors® Russia ETF	201,012	$5,795,690	(0.511%)	2/26/2013	$(202,538)
Credit Suisse Capital, LLC	Market Vectors® Russia ETF	1,094,179	27,366,187	0.238%	7/23/2013	3,119,924
BNP Paribas	Market Vectors® Russia ETF	32,441	1,040,591	(0.462%)	11/21/2013	(140,515)
BNP Paribas	Market Vectors® Russia ETF	93,991	2,324,862	(0.462%)	12/19/2013	287,244
BNP Paribas	Market Vectors® Russia ETF	64,958	1,893,904	(0.462%)	3/20/2014	(86,709)
BNP Paribas	Market Vectors® Russia ETF	180,560	5,294,259	(0.462%)	4/17/2014	(269,648)
Deutsche Bank AG London	Market Vectors® Russia ETF	327,758	9,765,488	(0.212%)	5/18/2016	(642,477)

			$53,480,981			$2,065,281

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	75

Direxion Daily Russia Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 77.0%
Money Market Funds - 77.0%
5,286,737	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$5,286,737

2,710,023	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% ††(a)	2,710,023

	TOTAL SHORT TERM INVESTMENTS (Cost $7,996,760)	$7,996,760

	TOTAL INVESTMENTS - 77.0% (Cost $7,996,760) (b)	$7,996,760
	Other Assets in Excess of Liabilities - 23.0%	2,390,932

	TOTAL NET ASSETS - 100.0%	$10,387,692

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,996,760

Direxion Daily Russia Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Market Vectors® Russia ETF	404,635	$11,628,690	(1.539%)	2/26/2013	$347,912
Credit Suisse Capital,LLC	Market Vectors® Russia ETF	158,310	5,856,210	(1.338%)	7/23/2013	1,249,710
BNP Paribas	Market Vectors® Russia ETF	7,999	249,439	(1.538%)	9/19/2013	24,242
BNP Paribas	Market Vectors® Russia ETF	99,094	3,243,061	(1.538%)	10/17/2013	452,970
BNP Paribas	Market Vectors® Russia ETF	43,538	1,372,479	(1.538%)	11/21/2013	147,804
BNP Paribas	Market Vectors® Russia ETF	49,369	1,465,966	(1.538%)	4/17/2014	89,159
BNP Paribas	Market Vectors® Russia ETF	3,880	114,010	(1.538%)	5/15/2014	5,928
Deutsche Bank AG London	Market Vectors® Russia ETF	352,555	10,130,705	(1.788%)	5/18/2016	307,008

			$34,060,560			$2,624,733

The accompanying notes are an integral part of these financial statements.

76	DIREXION ANNUAL REPORT

Direxion Daily Basic Materials Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 22.2%
Investment Companies - 22.2%
15,961	Materials Select Sector SPDR Trust	$574,437

	TOTAL INVESTMENT COMPANIES (Cost $604,361)	$574,437

SHORT TERM INVESTMENTS - 63.2%
Money Market Funds - 63.2%
1,631,775	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	1,631,775

	TOTAL SHORT TERM INVESTMENTS (Cost $1,631,775)	$1,631,775

	TOTAL INVESTMENTS - 85.4% (Cost $2,236,136) (b)	$2,206,212
	Other Assets in Excess of Liabilities - 14.6%	376,974

	TOTAL NET ASSETS - 100.0%	$2,583,186

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,631,775

Direxion Daily Basic Materials Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
BNP Paribas	Materials Select Sector SPDR	3,105	$168,654	(0.462%)	4/17/2014	$(1,914)
BNP Paribas	Materials Select Sector SPDR	30,060	1,124,348	(0.462%)	5/15/2014	(42,684)
Deutsche Bank AG London	Materials Select Sector SPDR	166,200	5,262,210	(0.312%)	6/17/2016	825,892

			$6,555,212			$781,294

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	77

Direxion Daily Gold Miners Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 28.2%
Investment Companies - 28.2%
2,229,811	Market Vectors® Gold Miners ETF	$117,845,511

	TOTAL INVESTMENT COMPANIES (Cost $116,606,757)	$117,845,511

SHORT TERM INVESTMENTS - 38.0%
Money Market Funds - 38.0%
159,011,502	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	159,011,502
	TOTAL SHORT TERM INVESTMENTS (Cost $159,011,502)	$159,011,502

	TOTAL INVESTMENTS - 66.2% (Cost $275,618,259) (b)	$276,857,013
	Other Assets in Excess of Liabilities - 33.8% (c)	141,156,839

	TOTAL NET ASSETS - 100.0%	$418,013,852

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $159,011,502

(c)	Includes $739,442 cash segregated as collateral for swap contracts at October 31, 2012.

Direxion Daily Gold Miners Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	Market Vectors® Gold Miners ETF	7,579,852	$339,019,546	0.169%	7/8/2013	$61,803,562
BNP Paribas	Market Vectors® Gold Miners ETF	4,404,200	193,560,622	(0.462%)	3/20/2014	38,981,200
Citibank N.A.	Market Vectors® Gold Miners ETF	6,487,820	340,903,288	(0.411%)	2/19/2014	1,945,363
Deutsche Bank AG London	Market Vectors® Gold Miners ETF	3,028,039	133,794,951	(0.312%)	12/10/2015	26,138,190

			$1,007,278,407			$128,868,315

The accompanying notes are an integral part of these financial statements.

78	DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 63.7%
Money Market Funds - 63.7%
30,291,353	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$30,291,353
324	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	324

	TOTAL SHORT TERM INVESTMENTS (Cost $30,291,677)	$30,291,677

	TOTAL INVESTMENTS - 63.7% (Cost $30,291,677) (b)	$30,291,677
	Other Assets in Excess of Liabilities - 36.3% (c)	17,286,281

	TOTAL NET ASSETS - 100.0%	$47,577,958

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $30,291,677

(c)	Includes $1,500,260 cash segregated as collateral for swap contracts at October 31, 2012.

Direxion Daily Gold Miners Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	Market Vectors® Gold Miners ETF	560,754	$28,476,636	(0.719%)	7/8/2013	$(1,187,484)
BNP Paribas	Market Vectors® Gold Miners ETF	35,093	1,645,533	(0.288%)	3/20/2014	(209,953)
Citibank N.A.	Market Vectors® Gold Miners ETF	824,240	42,067,070	(0.389%)	4/3/2014	(1,498,313)
BNP Paribas	Market Vectors® Gold Miners ETF	662,575	35,481,425	(0.288%)	4/17/2014	454,956
Deutsche Bank AG London	Market Vectors® Gold Miners ETF	618,112	32,528,260	(0.288%)	12/10/2015	(145,326)

			$140,198,924			$(2,586,120)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	79

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 21.8%
Investment Companies - 21.8%
29,000	Health Care Select Sector SPDR Fund	$1,160,001

	TOTAL INVESTMENT COMPANIES (Cost $1,048,175)	$1,160,001

SHORT TERM INVESTMENTS - 38.8%
Money Market Funds - 38.8%
863,060	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	863,060
1,200,009	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% ††(a)	1,200,009

	TOTAL SHORT TERM INVESTMENTS (Cost $2,063,069)	$2,063,069

	TOTAL INVESTMENTS - 60.6% (Cost $3,111,244) (b)	$3,223,070
	Other Assets in Excess of Liabilities - 39.4%	2,095,466

	TOTAL NET ASSETS - 100.0%	$5,318,536

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,063,069

Direxion Daily Healthcare Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Health Care Select Sector SPDR	116,195	$4,558,501	(0.511%)	5/28/2013	$103,654
Credit Suisse Capital, LLC	Health Care Select Sector SPDR	223,139	7,225,542	(0.512%)	8/16/2013	1,850,756
Deutsche Bank AG London	Health Care Select Sector SPDR	30,560	1,250,357	(0.312%)	10/3/2017	(28,106)

			$13,034,400			$1,926,304

The accompanying notes are an integral part of these financial statements.

80	DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
COMMON STOCKS - 26.6%
Energy - 1.0%
3,707	EQT Corp.	$224,755

Oil and Gas Extraction - 25.0%
2,907	Anadarko Petroleum Corp.	200,031
2,375	Apache Corp.	196,531
8,266	Bill Barrett Corp. (a)	189,374
4,791	Cabot Oil & Gas Corp.	225,080
5,973	Cenovus Energy, Inc.	210,907
10,706	Chesapeake Energy Corp.	216,904
3,466	Cimarex Energy Co.	198,186
11,231	Comstock Resources, Inc. (a)	192,275
3,461	Devon Energy Corp.	201,465
9,385	Encana Corp.	211,632
1,868	EOG Resources, Inc.	217,603
27,326	EXCO Resources, Inc.	221,340
23,931	Forest Oil Corp. (a)	181,397
43,161	Magnum Hunter Resources Corp. (a)	164,875
6,240	Newfield Exploration Co. (a)	169,229
2,270	Noble Energy, Inc.	215,673
31,430	PetroQuest Energy, Inc. (a)	191,723
6,614	QEP Resources, Inc.	191,806
10,886	Questar Corp.	220,333
48,930	Quicksilver Resources, Inc. (a)	189,359
3,134	Range Resources Corp.	204,838
28,348	SandRidge Energy, Inc. (a)	176,325
3,802	SM Energy Co.	205,004
6,164	Southwestern Energy Co. (a)	213,891
8,140	Statoil ASA ADR	199,837
7,946	Stone Energy Corp. (a)	187,446
14,646	Talisman Energy, Inc.	166,964
9,220	Ultra Petroleum Corp. (a)	210,308

		5,570,336

Shares		Value
Real Estate - 0.6%
30,598	Penn Virginia Corp.	$138,303

	TOTAL COMMON STOCKS (Cost $6,345,712)	5,933,394

SHORT TERM INVESTMENTS - 47.4%
Money Market Funds - 47.4%
7,598,045	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	7,598,045
2,940,417	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	2,940,417

	TOTAL SHORT TERM INVESTMENTS (Cost $10,538,462)	$10,538,462

	TOTAL INVESTMENTS - 74.0% (Cost $16,884,174) (c)	$16,471,856

	Other Assets in Excess of Liabilities - 26.0%	5,772,495

	TOTAL NET ASSETS - 100.0%	$22,244,351

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2012.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,538,462.

ADR — American Depository Receipt

Direxion Daily Natural Gas Related Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	ISE-Revere Natural Gas IndexTM	129,801	$13,629,129	(0.088%)	05/31/2013	$(474,877)
Credit Suisse Capital, LLC	ISE-Revere Natural Gas IndexTM	380,285	38,341,409	(0.038%)	08/23/2013	243,298
Deutsche Bank AG London	ISE-Revere Natural Gas IndexTM	90,288	9,696,687	0.362%	07/17/2015	(553,209)

			$61,667,225			$(784,788)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	81

Direxion Daily Natural Gas Related Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 62.4%
Money Market Funds - 62.4%
3,633,605	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$3,633,605
640,139	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	640,139

	TOTAL SHORT TERM INVESTMENTS (Cost $4,273,744)	$4,273,744

	TOTAL INVESTMENTS - 62.4% (Cost $4,273,744) (b)	$4,273,744
	Other Assets in Excess of Liabilities - 37.6%	2,576,045

	TOTAL NET ASSETS - 100.0%	$6,849,789

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,273,744.

Direxion Daily Natural Gas Related Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	ISE-Revere Natural Gas IndexTM	86,327	$9,231,104	(0.538%)	07/08/2013	$474,379
Morgan Stanley Capital Services	ISE-Revere Natural Gas IndexTM	28,590	2,894,882	(0.488%)	10/22/2013	(655)
Deutsche Bank AG London	ISE-Revere Natural Gas IndexTM	88,000	9,425,563	(0.238%)	12/05/2015	510,909

			$21,551,549			$984,633

The accompanying notes are an integral part of these financial statements.

82	DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
COMMON STOCKS - 18.5%
Broadcasting (except Internet) - 0.3%
1,586	Liberty Interactive Corp. Class A (a)	$31,720

Building Material and Garden Equipment and Supplies Dealers - 2.4%
4,344	Home Depot, Inc.	266,636

Clothing and Clothing Accessories Stores - 2.6%
556	American Eagle Outfitters, Inc.	11,604
348	Ascena Retail Group, Inc. (a)	6,890
476	Chicos FAS, Inc.	8,854
84	Dillard’s, Inc. Class A	6,468
94	DSW, Inc. Class A	5,883
431	Foot Locker, Inc.	14,439
860	Gap, Inc.	30,719
685	Limited Brands, Inc.	32,805
446	Nordstrom, Inc.	25,319
643	Ross Stores, Inc.	39,191
2,102	TJX Companies, Inc.	87,506
302	Urban Outfitters, Inc. (a)	10,800

		280,478

Electronics and Appliance Stores - 0.3%
216	Aaron’s, Inc.	6,659
765	Best Buy Co., Inc.	11,636
353	GameStop Corp. Class A	8,059
22	Sears Hometown & Outlet Stores Com (a)	803

		27,157

Furniture and Home Furnishings Stores - 0.1%
251	Williams-Sonoma, Inc.	11,604

General Merchandise Stores - 7.5%
1,230	Costco Wholesale Corp.	121,069
524	Dollar General Corp. (a)	25,477
659	Dollar Tree, Inc. (a)	26,274
274	Family Dollar Stores, Inc.	18,073
453	J.C. Penney Co., Inc.	10,877
690	Kohl’s Corp.	36,763
1,176	Macy’s, Inc.	44,769
337	O’Reilly Automotive, Inc. (a)	28,874
44	Sears Canada, Inc. ADR (a)	480
103	Sears Holdings Corp. (a)	6,455
1,876	Target Corp.	119,595
204	Tractor Supply Co.	19,633
4,797	Wal-Mart Stores, Inc.	359,872

		818,211

Health and Personal Care Stores - 0.2%
439	Sally Beauty Holdings, Inc. (a)	10,571
178	Ulta Salon, Cosmetics & Fragrance, Inc.	16,415

		26,986

Merchant Wholesalers, Nondurable Goods - 0.1%
152	Nu Skin Enterprises, Inc. Class A	7,194

Miscellaneous Store Retailers - 0.4%
308	PetSmart, Inc.	20,448
1,956	Staples, Inc.	22,523

		42,971

Shares		Value
Motion Picture and Sound Recording Industries - 0.1%
157	Netflix, Inc. (a)	$12,417

Motor Vehicle and Parts Dealers - 0.7%
209	Advance Auto Parts, Inc.	14,826
99	AutoNation, Inc. (a)	4,396
108	AutoZone, Inc. (a)	40,500
648	CarMax, Inc. (a)	21,870

		81,592

Retailing - 3.7%
241	Abercrombie & Fitch Co. Class A	7,370
1,027	Amazon.com, Inc. (a)	239,106
660	Bed Bath & Beyond, Inc. (a)	38,069
168	Big Lots, Inc. (a)	4,894
3,402	Lowe’s Companies, Inc.	110,156

		399,595

Sporting Goods, Hobby, Musical Instrument, and Book Stores - 0.1%
263	Dick’s Sporting Goods, Inc.	13,150

	TOTAL COMMON STOCKS (Cost $1,982,931)	$2,019,711

PREFERRED STOCKS - 0.0%
Building Material and Garden Equipment and Supplies Dealers - 0.0%
3	Orchard Supply Hardware Stores Corp. PFO 0.00% Series A (a)	6

	TOTAL PREFERRED STOCKS (Cost $2)	$6

SHORT TERM INVESTMENTS - 17.6%
Money Market Funds - 17.6%
1,928,425	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	1,928,425

	TOTAL SHORT TERM INVESTMENTS (Cost $1,928,425)	$1,928,425

	TOTAL INVESTMENTS - 36.1% (Cost $3,911,358) (c)	$3,948,142
	Other Assets in Excess of Liabilities - 63.9% (d)	6,985,765

	TOTAL NET ASSETS - 100.0%	$10,933,907

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2012.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,928,425.

(d)	Includes $3,340,000 cash segregated as collateral for swap contracts at October 31, 2012.

ADR — American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	83

Direxion Daily Retail Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	Russell 1000® Retail Index	15,669	$26,060,054	(0.362%)	07/15/2013	$78,080
BNP Paribas	Russell 1000® Retail Index	350	587,073	(0.462%)	05/15/2014	(3,236)
Deutsche Bank AG London	Russell 1000® Retail Index	2,433	2,866,569	(0.362%)	08/07/2015	1,242,170

			$29,513,696			$1,317,014

The accompanying notes are an integral part of these financial statements.

84	DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
COMMON STOCKS - 43.2%
Computer and Electronic Product Manufacturing - 36.4%
202,274	Advanced Micro Devices, Inc. (a)	$414,662
46,353	Altera Corp.	1,412,839
47,325	Avago Technologies Ltd.	1,563,145
97,421	Broadcom Corp. Class A	3,072,171
18,468	Cirrus Logic, Inc. (a)	752,756
33,145	Cree, Inc. (a)	1,005,288
9,011	Hittite Microwave Corp. (a)	510,383
139,391	Intel Corp.	3,014,330
12,186	InterDigital, Inc.	464,165
33,729	KLA-Tencor Corp.	1,569,073
52,401	Linear Technology Corp.	1,638,055
161,066	Marvell Technology Group Ltd.	1,270,811
11,882	Mellanox Technologies Ltd. (a)	914,558
66,015	MEMC Electronic Materials, Inc. (a)	166,358
278,676	Micron Technology, Inc. (a)	1,511,817
15,110	MKS Instruments, Inc.	357,049
70,748	NXP Semiconductor NV (a)	1,716,346
8,237	Power Integrations, Inc.	243,650
6,438	Rubicon Technology, Inc. (a)	55,946
41,982	SanDisk Corp. (a)	1,753,168
11,911	Spreadtrum Communications, Inc. ADR	274,549
26,656	STMicroelectronics NV ADR	157,004
235,451	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3,743,671
53,629	Teradyne, Inc. (a)	784,056
119,186	Texas Instruments, Inc.	3,347,935
11,194	Veeco Instruments, Inc. (a)	343,656
51,037	Xilinx, Inc.	1,671,973

		33,729,414

Machinery Manufacturing - 5.2%
283,479	Applied Materials, Inc.	3,004,877
50,705	Lam Research Corp. (a)	1,794,957

		4,799,834

Shares		Value
Publishing Industries (except Internet) - 1.6%
123,353	NVIDIA Corp. (a)	$1,476,535

	TOTAL COMMON STOCKS (Cost $41,645,080)	$40,005,783

SHORT TERM INVESTMENTS - 39.4%
Money Market Funds - 39.4%
22,217,062	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	22,217,062
1	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(b)	1
14,231,379	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	14,231,380

	TOTAL SHORT TERM INVESTMENTS (Cost $36,448,443)	$36,448,443

	TOTAL INVESTMENTS - 82.6% (Cost $78,093,523) (c)	$76,454,226
	Other Assets in Excess of Liabilities - 17.4%	16,154,651

	TOTAL NET ASSETS - 100.0%	$92,608,877

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2012.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,448,443.

ADR	— American Depository Receipt

Direxion Daily Semiconductor Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	PHLX Semiconductor Sector Index	313,200	$114,473,698	(0.212%)	10/14/2013	$1,110,491
Morgan Stanley Capital Services	PHLX Semiconductor Sector Index	162,887	60,490,413	(0.162%)	10/29/2013	(672,092)
BNP Paribas	PHLX Semiconductor Sector Index	24,507	10,005,142	(0.462%)	03/20/2014	(1,001,078)
Deutsche Bank AG London	PHLX Semiconductor Sector Index	147,371	55,037,867	(0.212%)	03/11/2015	(916,392)

			$240,007,120			$(1,479,071)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	85

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 66.4%
Money Market Funds - 66.4%
13,069,371	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$13,069,371
1	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	1
6,760,679	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	6,760,679

	TOTAL SHORT TERM INVESTMENTS (Cost $19,830,051)	$19,830,051

	TOTAL INVESTMENTS (Cost $19,830,051) -66.4% (b)	$19,830,051
	Other Assets in Excess of Liabilities - 33.6%	10,028,314

	TOTAL NET ASSETS -100.0%	$29,858,365

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,830,051.

Direxion Daily Semiconductor Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	PHLX Semiconductor Sector Index	72,347	$27,072,045	(0.188%)	10/17/2013	$498,877
Credit Suisse Capital, LLC	PHLX Semiconductor Sector Index	62,927	23,865,997	(0.188%)	10/14/2013	731,392
Citibank N.A.	PHLX Semiconductor Sector Index	18,240	6,574,588	(0.290%)	04/24/2014	(124,561)
Deutsche Bank AG London	PHLX Semiconductor Sector Index	90,541	35,879,730	(0.188%)	03/11/2015	2,569,888

			$93,392,360			$3,675,596

The accompanying notes are an integral part of these financial statements.

86	DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 20.9%
759,359	Energy Select Sector Index	$54,582,725

	TOTAL INVESTMENT COMPANIES (Cost $55,657,751)	$54,582,725

SHORT TERM INVESTMENTS - 42.0%
MONEY MARKET FUNDS - 42.0%
109,542,483	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$109,542,483

	TOTAL SHORT TERM INVESTMENTS (Cost $109,542,483)	$109,542,483

	TOTAL INVESTMENTS (Cost $165,200,234) -62.9% (b)	$164,125,208
	Other Assets in Excess of Liabilities - 37.1%	96,730,400

	TOTAL NET ASSETS - 100.0%	$260,855,608

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $109,542,483.

Direxion Daily Energy Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	Energy Select Sector SPDR	698,340	$456,160,453	(0.512%)	6/102013	$49,400,218
Citibank N.A.	Energy Select Sector SPDR	69,763	51,130,555	(0.462%)	12/30/2013	(837,551)
BNP Paribas	Energy Select Sector SPDR	45,873	33,400,872	(0.462%)	5/15/2014	(311,337)
Deutsche Bank AG London	Energy Select Sector SPDR	196,011	126,779,915	(0.462%)	12/16/2014	15,140,411

			$667,471,795			$63,391,741

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	87

Direxion Daily Energy Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 67.3%
Money Market Funds - 67.3%
59,791,419	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$59,791,419
2,382,469	Morgan Stanley Institutional
	Global Liquidity Treasury Fund, 0.03% (a)	2,382,469

	TOTAL SHORT TERM INVESTMENTS (Cost $62,173,888)	$62,173,888

	TOTAL INVESTMENTS (Cost $62,173,888) - 67.3% (b)	$62,173,888
	Other Assets in Excess of Liabilities - 32.7%	30,185,321

	TOTAL NET ASSETS - 100.0%	$92,359,209

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $62,173,888.

Direxion Daily Energy Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services	Energy Select Sector SPDR	12,604	$9,519,926	(0.038%)	7/30/2013	$426,376
Credit Suisse Capital, LLC	Energy Select Sector SPDR	200,330	145,167,187	0.012%	8/12/2013	528,365
Citibank N.A.	Energy Select Sector SPDR	47,431	34,003,002	(0.238%)	12/30/2013	(233,134)
Deutsche Bank AG London	Energy Select Sector SPDR	124,046	88,644,243	(0.288%)	9/23/2015	(1,086,319)

		384,411	$277,334,358			$(364,712)

The accompanying notes are an integral part of these financial statements.

88	DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
COMMON STOCKS - 17.6%
Accommodation - 0.1%
51,259	Host Hotels & Resorts, Inc.	$741,205

Administrative and Support Services - 0.1%
3,201	Dun & Bradstreet Corp.	259,409
8,580	Equifax, Inc.	429,343
6,024	Lender Processing Services, Inc.	145,239

		833,991

Amusement, Gambling, and Recreation Industries - 0.0%
5,599	Global Payments, Inc.	239,357

Beverage and Tobacco Product Manufacturing - 0.1%
22,230	Loews Corp.	939,884

Computer and Electronic Product Manufacturing - 0.0%
7,067	CoreLogic, Inc. (a)	168,195

Credit Intermediation and Related Activities - 7.4%
71,373	American Express Co.	3,994,747
14,930	Ameriprise Financial, Inc.	871,464
768,141	Bank Of America Corp.	7,159,074
3,245	Bank of Hawaii Corp.	143,299
85,017	Bank Of New York Mellon Corp.	2,100,770
2,479	BankUnited, Inc.	58,777
49,798	BB&T Corp.	1,441,652
1,833	BOK Financial Corp.	107,505
41,364	Capital One Financial Corp.	2,488,872
16,543	CapitalSource, Inc.	130,855
11,689	Capitol Federal Financial, Inc.	139,216
14,312	CIT Group, Inc. (a)	532,693
208,998	Citigroup, Inc.	7,814,435
14,016	Comerica, Inc.	417,817
5,355	Commerce Bancshares, Inc.	203,918
3,799	Cullen/Frost Bankers, Inc.	210,085
37,802	Discover Financial Services	1,549,882
10,304	East West Bancorp, Inc.	219,372
65,582	Fifth Third Bancorp	952,906
362	First Citizens BancShares, Inc. Class A	61,088
18,010	First Horizon National Corp.	167,673
25,136	First Niagara Financial Group, Inc.	208,126
7,272	First Republic Bank	249,793
3,472	FleetCor Technologies, Inc. (a)	164,608
14,311	Fulton Financial Corp.	139,103
37,645	Hudson City Bancorp, Inc.	319,418
271,334	JPMorgan Chase & Co.	11,309,201
67,939	KeyCorp	572,046
9,018	M&T Bank Corp.	938,774
31,298	New York Community Bancorp, Inc.	433,790
15,366	Northern Trust Corp.	734,187
24,203	People’s United Financial, Inc.	291,162
37,689	PNC Financial Services Group, Inc.	2,193,123
7,324	Popular, Inc. (a)	141,573
100,678	Regions Financial Corp.	656,421
3,467	Signature Bank (a)	246,989
34,766	SLM Corp.	611,186
34,827	State Street Corp.	1,552,239
38,362	SunTrust Banks, Inc.	1,043,446
3,150	SVB Financial Group (a)	178,259

Shares		Value
Credit Intermediation and Related Activities (continued)
56,064	Synovus Financial Corp.	$137,357
11,559	TCF Financial Corp.	132,235
5,726	TFS Financial Corp. (a)	51,248
135,016	U.S. Bancorp	4,483,881
14,062	Valley National Bancorp	136,964
37,248	Visa, Inc. Class A	5,168,533
7,617	Washington Federal, Inc.	127,813
349,222	Wells Fargo & Co.	11,765,290
43,693	Western Union Co.	554,901
13,132	Zions Bancorporation	281,944

		75,589,710

Data Processing, Hosting and Related Services - 0.1%
9,729	Fiserv, Inc. (a)	729,091
11,551	Total System Services, Inc.	259,782

		988,873

Forestry and Logging - 0.2%
11,513	Plum Creek Timber Co., Inc.	505,421
38,309	Weyerhaeuser Co.	1,060,776

		1,566,197

Funds, Trusts, and Other Financial Vehicles - 0.1%
23,707	American Capital Ltd. (a)	279,506
17,679	Ares Capital Corp.	308,675

		588,181

Insurance Carriers and Related Activities - 3.9%
24,141	ACE Ltd.	1,898,690
33,334	Aflac, Inc.	1,659,367
1,204	Alleghany Corp. (a)	418,510
2,590	Allied World Assurance Co. Holdings AG	207,977
34,964	Allstate Corp.	1,397,861
6,091	American Financial Group, Inc.	236,331
45,954	American International Group, Inc. (a)	1,605,173
510	American National Insurance Co.	37,261
23,269	Aon PLC	1,255,363
9,657	Arch Capital Group Ltd. (a)	426,357
8,448	Arthur J. Gallagher & Co.	299,397
5,098	Aspen Insurance Holdings Ltd.	164,920
5,782	Assurant, Inc.	218,617
12,215	Assured Guaranty Ltd.	169,666
7,805	Axis Capital Holdings Ltd.	282,697
126,939	Berkshire Hathaway, Inc. Class B (a)	10,961,182
8,336	Brown & Brown, Inc.	212,985
19,241	Chubb Corp.	1,481,172
10,405	Cincinnati Financial Corp.	414,535
1,883	CNA Financial Corp.	55,323
3,090	Endurance Specialty Holdings Ltd.	125,300
1,843	Erie Indemnity Co. Class A	114,671
3,762	Everest Re Group Ltd.	417,770
15,883	Fidelity National Financial, Inc. Class A	340,055
35,033	Genworth Financial, Inc. Class A (a)	208,797
3,210	Hanover Insurance Group, Inc.	115,913
31,424	Hartford Financial Services Group, Inc.	682,215

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	89

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
Insurance Carriers and Related Activities (continued)
7,214	HCC Insurance Holdings, Inc.	$257,107
3,512	Kemper Corp.	108,872
20,341	Lincoln National Corp.	504,253
689	Markel Corp. (a)	325,167
38,937	Marsh & McLennan Companies, Inc.	1,325,026
10,088	MBIA, Inc. (a)	99,871
1,911	Mercury General Corp.	77,453
60,634	MetLife, Inc.	2,151,901
18,496	Old Republic International Corp.	182,740
4,601	PartnerRE Ltd.	372,681
21,393	Principal Financial Group, Inc.	589,163
2,185	ProAssurance Corp.	195,339
43,564	Progressive Corp.	971,477
5,772	Protective Life Corp.	157,576
33,298	Prudential Financial, Inc.	1,899,651
5,256	Reinsurance Group of America, Inc.	278,148
3,687	RenaissanceRe Holdings Ltd.	299,974
3,166	StanCorp Financial Group, Inc.	108,752
7,018	Torchmark Corp.	355,041
27,727	Travelers Companies, Inc.	1,966,953
20,373	Unum Group	413,164
6,625	Validus Holdings Ltd.	237,175
7,908	W.R. Berkley Corp.	307,542
425	White Mountains Insurance Group Ltd.	217,898
22,218	XL Group PLC	549,673

		39,360,702

Management of Companies and Enterprises - 0.6%
12,395	Associated Banc-Corp	159,772
3,322	City National Corp.	169,754
35,061	Goldman Sachs Group, Inc.	4,291,115
61,630	Huntington Bancshares, Inc.	393,816
109,819	Morgan Stanley	1,908,654

		6,923,111

Professional, Scientific, and Technical Services - 0.5%
3,587	Alliance Data Systems Corp. (a)	513,120
8,903	Broadridge Financial Solutions, Inc.	204,324
3,203	FactSet Research System, Inc.	290,032
6,224	Jack Henry & Associates, Inc.	236,512
3,599	LPL Investment Holdings, Inc.	105,091
7,726	MasterCard, Inc. Class A	3,561,145
13,980	Moody’s Corp.	673,277

		5,583,501

Publishing Industries (except Internet) - 0.1%
8,666	MSCI, Inc. Class A (a)	233,462
26,460	Thomson Reuters Corp.	747,760

		981,222

Real Estate - 2.9%
4,427	Alexandria Real Estate Equities, Inc.	311,794
6,544	American Campus Communities, Inc.	296,509
24,346	American Capital Agency Corp.	803,905
69,468	Annaly Capital Management, Inc.	1,121,215

Shares		Value
Real Estate (continued)
10,229	Apartment Investment & Management Co. Class A	$273,012
6,795	AvalonBay Communities, Inc.	921,130
10,989	Biomed Realty Trust, Inc.	210,110
10,681	Boston Properties, Inc.	1,135,390
10,209	Brandywine Realty Trust	118,424
5,466	BRE Properties, Inc.	264,281
5,724	Camden Property Trust	375,666
10,593	CBL & Associates Properties, Inc.	236,965
23,382	CBRE Group, Inc. Class A (a)	421,344
73,220	Chimera Investment Corp.	195,497
5,966	CommonWealth REIT	81,794
5,645	Corporate Office Properties Trust	140,843
16,929	DDR Corp.	260,029
8,679	Digital Realty Trust, Inc.	533,151
9,955	Douglas Emmett, Inc.	233,445
18,994	Duke Realty Corp.	275,033
2,944	Equity Lifestyle Properties, Inc.	198,220
21,427	Equity Residential	1,230,124
2,511	Essex Property Trust, Inc.	376,650
7,405	Extra Space Storage, Inc.	255,398
4,558	Federal Realty Investment Trust	491,489
10,103	Forest City Enterprises, Inc. (a)	162,153
37,639	General Growth Properties, Inc.	739,984
6,967	Hatteras Financial Corp.	189,990
31,801	HCP, Inc.	1,408,784
18,465	Health Care REIT, Inc.	1,097,375
3,470	Home Properties, Inc.	210,941
8,807	Hospitality Properties Trust	203,618
1,955	Howard Hughes Corp. (a)	136,850
3,117	Jones Lang LaSalle, Inc.	242,316
5,325	Kilroy Realty Corp.	236,483
29,005	Kimco Realty Corp.	566,178
7,383	Liberty Property Trust	259,291
9,446	Macerich Co.	538,422
6,259	Mack-Cali Realty Corp.	162,671
25,440	MFA Financial, Inc.	207,845
2,917	Mid-America Apartment Communities, Inc.	188,759
7,626	National Retail Properties, Inc.	241,592
12,313	Piedmont Office Realty Trust, Inc. Class A	219,171
3,853	Post Properties, Inc.	188,065
32,816	Prologis, Inc.	1,125,261
10,169	Public Storage	1,409,728
8,730	Rayonier, Inc.	427,857
9,508	Realty Income Corp.	373,379
6,412	Regency Centers Corp.	307,904
6,063	Retail Properties of America, Inc.	74,211
12,579	Senior Housing Properties Trust	276,486
21,613	Simon Property Group, Inc.	3,289,715
6,389	SL Green Realty Corp.	481,092
4,648	St Joe Co. (a)	92,030
6,600	Tanger Factory Outlet Centers, Inc.	207,702
4,192	Taubman Centers, Inc.	329,282
17,635	UDR, Inc.	428,001
20,600	Ventas, Inc.	1,303,362
13,234	Vornado Realty Trust	1,061,499
8,639	Weingarten Realty Investors	233,253

		29,382,668

The accompanying notes are an integral part of these financial statements.

90	DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.2%
3,664	Affiliated Managers Group (a)	$463,496
9,076	BlackRock, Inc.	1,721,536
6,232	CBOE Holdings, Inc.	183,782
76,584	Charles Schwab Corp.	1,040,011
23,684	CME Group, Inc.	1,324,646
20,363	E*TRADE Financial Corp. (a)	170,235
8,234	Eaton Vance Corp.	231,705
6,544	Federated Investors, Inc. Class B	152,083
9,925	Franklin Resources, Inc.	1,268,414
2,840	Interactive Brokers Group, Inc. Class A	40,470
5,188	IntercontinentalExchange, Inc. (a)	679,628
31,949	Invesco Ltd.	776,999
13,437	Janus Capital Group, Inc.	114,215
10,086	Jefferies Group, Inc.	143,625
8,148	Lazard Ltd. Class A	240,040
10,064	Legg Mason, Inc.	256,431
1,713	Morningstar, Inc.	107,885
8,303	NASDAQ OMX Group, Inc.	197,694
18,106	NYSE Euronext	448,305
8,106	Raymond James Financial, Inc.	309,163
9,781	SEI Investments Co.	214,008
18,182	T. Rowe Price Group, Inc.	1,180,739
16,531	TD Ameritrade Holding Corp.	259,371
2,812	Vantiv, Inc. (a)	56,746
6,155	Waddell & Reed Financial, Inc. Class A	205,146

		11,786,373

Telecommunications - 0.3%
28,123	American Tower Corp.	2,117,381
17,882	Fidelity National Information Services, Inc.	587,781

		2,705,162

Wood Product Manufacturing - 0.0%
14,069	Leucadia National Corp.	319,366

	TOTAL COMMON STOCKS (Cost $180,733,973)	$178,697,698

Shares		Value
SHORT TERM INVESTMENTS - 51.7%
Money Market Funds - 51.7%
393,247,499	Dreyfus Treasury Prime Cash Management, 0.00% (††)(b)	$393,247,499
91,601,075	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(b)	91,601,075
39,786,415	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (b)	39,786,415

	TOTAL SHORT TERM INVESTMENTS (Cost $524,634,989)	$524,634,989

	TOTAL INVESTMENTS (Cost $705,368,962) - 69.3% (c)	$703,332,687
	Other Assets in Excess of Liabilities - 30.7%	311,151,537

	TOTAL NET ASSETS - 100.0%	$1,014,484,224

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Non-income producing security.

(b)	Represents annualized seven-day yield at October 31, 2012.

(c)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $524,634,989.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	91

Direxion Daily Financial Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	Russell 1000® Financial Services Index	212,800	$176,791,049	(0.812%)	5/22/2013	$9,367,752
Citibank N.A.	Russell 1000® Financial Services Index	391,700	301,644,811	(0.562%)	6/28/2013	41,743,998
Credit Suisse Capital, LLC	Russell 1000® Financial Services Index	1,213,390	878,351,088	(0.492%)	7/23/2013	190,965,258
Bank of America Merrill Lynch	Russell 1000® Financial Services Index	437,817	366,389,094	(0.511%)	9/25/2013	15,441,574
BNP Paribas	Russell 1000® Financial Services Index	123,300	106,560,876	(0.462%)	11/21/2013	1,633,181
BNP Paribas	Russell 1000® Financial Services Index	149,700	114,315,224	(0.462%)	12/19/2013	16,789,852
BNP Paribas	Russell 1000® Financial Services Index	102,700	83,104,794	(0.462%)	1/16/2014	6,723,205
BNP Paribas	Russell 1000® Financial Services Index	188,400	161,184,990	(0.462%)	3/20/2014	3,134,103
BNP Paribas	Russell 1000® Financial Services Index	28,200	24,314,954	(0.462%)	4/17/2014	240,143
BNP Paribas	Russell 1000® Financial Services Index	13,400	11,952,108	(0.462%)	5/15/2014	(292,291)
Deutsche Bank AG London	Russell 1000® Financial Services Index	431,500	372,946,136	(0.412%)	7/17/2014	2,861,635

			$2,597,555,124			$288,608,410

The accompanying notes are an integral part of these financial statements.

92	DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 80.8%
Money Market Funds - 80.8%
398,594,748	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$398,594,748
84,860,543	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	84,860,543
62,141,951	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	62,141,951

	TOTAL SHORT TERM INVESTMENTS (Cost $545,597,242)	$545,597,242

	TOTAL INVESTMENTS (Cost $545,597,242) - 80.8% (b)	$545,597,242
	Other Assets in Excess of Liabilities - 19.2% (c)	129,913,822

	TOTAL NET ASSETS - 100.0%	$675,511,064

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $545,597,242.

(c)	Includes $10,390,000 cash segregated as collateral for swap contracts.

Direxion Daily Financial Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	Russell 1000® Financial Services Index	759,320	$631,484,075	(0.338%)	12/21/2012	$(32,260,543)
Citibank N.A.	Russell 1000® Financial Services Index	150,500	112,333,203	(0.538%)	6/28/2013	(20,712,662)
Bank of America Merrill Lynch	Russell 1000® Financial Services Index	401,159	337,753,449	(0.389%)	9/25/2013	(12,521,607)
Morgan Stanley Capital Services	Russell 1000® Financial Services Index	283,000	248,526,670	(0.388%)	11/6/2013	2,153,621
BNP Paribas	Russell 1000® Financial Services Index	95,500	80,978,797	(0.588%)	11/21/2013	(3,327,410)
BNP Paribas	Russell 1000® Financial Services Index	249,300	194,788,380	(0.588%)	12/19/2013	(24,411,759)
BNP Paribas	Russell 1000® Financial Services Index	11,300	9,382,547	(0.588%)	3/20/2014	(490,686)
Deutsche Bank AG London	Russell 1000® Financial Services Index	379,300	330,975,725	(0.288%)	8/21/2017	679,250

			$1,946,222,846			$(90,891,796)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	93

Direxion Daily Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 42.7%
705,152	Vanguard REIT ETF	$45,397,686

	TOTAL INVESTMENT COMPANIES (Cost $47,255,031)	$45,397,686

SHORT TERM INVESTMENTS - 42.0%
Money Market Funds - 42.0%
38,965,556	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$38,965,556
5,751,298	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	5,751,298

	TOTAL SHORT TERM INVESTMENTS (Cost $44,716,854)	$44,716,854

	TOTAL INVESTMENTS - 84.7% (Cost $91,971,885) (b)	$90,114,540
	Other Assets in Excess of Liabilities - 15.3%	16,324,372

	TOTAL NET ASSETS - 100.0%	$106,438,912

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $44,716,854.

Direxion Daily Real Estate Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	MSCI US REIT IndexSM	25,159	$22,712,622	(0.562%)	5/7/2013	$(408,158)
Credit Suisse Capital, LLC	MSCI US REIT IndexSM	93,410	69,106,340	(0.462%)	7/23/2013	15,854,532
BNP Paribas	MSCI US REIT IndexSM	34,715	31,145,320	(0.462%)	4/17/2014	(416,784)
BNP Paribas	MSCI US REIT IndexSM	38,234	34,333,070	(0.462%)	5/15/2014	(559,675)
Deutsche Bank AG London	MSCI US REIT IndexSM	118,666	85,373,715	(0.412%)	7/17/2014	22,743,258

			$242,671,067			$37,213,173

The accompanying notes are an integral part of these financial statements.

94	DIREXION ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 86.3%
Money Market Funds - 86.3%
11,397,291	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$11,397,291
3,500,026	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	3,500,026
2,811,501	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	2,811,501

	TOTAL SHORT TERM INVESTMENTS (Cost $17,708,818)	$17,708,818

	TOTAL INVESTMENTS - 86.3% (Cost $17,708,818) (b)	$17,708,818
	Other Assets in Excess of Liabilities - 13.7%	2,816,224

	TOTAL NET ASSETS - 100.0%	$20,525,042

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,708,818.

Direxion Daily Real Estate Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Index	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	MSCI US REIT IndexSM	11,891	$10,738,137	(0.538%)	8/14/2013	$180,218
Credit Suisse Capital, LLC	MSCI US REIT IndexSM	9,493	7,555,213	(0.738%)	9/23/2013	(1,055,676)
Bank of America Merrill Lynch	MSCI US REIT IndexSM	14,251	12,330,778	(0.489%)	9/26/2013	(544,620)
BNP Paribas	MSCI US REIT IndexSM	5,843	5,208,902	(0.738%)	4/17/2014	33,532
BNP Paribas	MSCI US REIT IndexSM	15,031	13,321,796	(0.738%)	5/15/2014	41,202
Deutsche Bank AG London	MSCI US REIT IndexSM	13,224	10,995,677	(0.688%)	7/7/2014	(888,778)

			$60,150,503			$(2,234,122)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	95

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 26.0%
1,107,525	Technology Select Sector SPDR Fund	$31,974,247

	TOTAL INVESTMENT COMPANIES (Cost $31,524,243)	31,974,247

SHORT TERM INVESTMENTS - 45.3%
Money Market Funds - 45.3%
50,364,527	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	50,364,527
5,508,538	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	5,508,538

	TOTAL SHORT TERM INVESTMENTS (Cost $55,873,065)	$55,873,065

	TOTAL INVESTMENTS - 71.3% (Cost $87,397,308) (b)	$87,847,312
	Other Assets in Excess of Liabilities - 28.7% (c)	35,392,665

	TOTAL NET ASSETS - 100.0%	$123,239,977

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $55,873,065

(c)	Includes $260,000 cash segregated as collateral for swap contracts.

Direxion Daily Technology Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	Technology Select Sector SPDR	692,786	$197,292,856	(0.512%)	5/20/2013	$3,889,189
BNP Paribas	Technology Select Sector SPDR	249,196	90,788,146	(0.462%)	1/16/2014	2,597,240
Bank of America Merrill Lynch	Technology Select Sector SPDR	70,190	20,707,200	(0.661%)	1/28/2014	(424,008)
BNP Paribas	Technology Select Sector SPDR	82,720	4,233,953	(0.462%)	3/20/2014	(1,240,129)
BNP Paribas	Technology Select Sector SPDR	4,733	1,374,501	(0.462%)	5/15/2014	(6,477)
Deutsche Bank AG London	Technology Select Sector SPDR	69,085	21,307,956	(0.712%)	5/10/2016	(1,324,219)

			$335,704,612			$3,491,596

The accompanying notes are an integral part of these financial statements.

96	DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 63.8%
Money Market Funds - 63.8%
20,233,721	Dreyfus Treasury Prime Cash Management, 0.00% (††)(a)	$20,233,721
6,505,586	Goldman Sachs Financial Square Treasury Instruments Fund, 0.00% (††)(a)	6,505,586

	TOTAL SHORT TERM INVESTMENTS (Cost $26,739,307)	$26,739,307

	TOTAL INVESTMENTS - 63.8% (Cost $26,739,307) (b)	$26,739,307
	Other Assets in Excess of Liabilities - 36.2%	15,185,097

	TOTAL NET ASSETS - 100.0%	$41,924,404

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $26,739,307.

Direxion Daily Technology Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	Technology Select Sector SPDR	216,405	$63,449,937	(0.038%)	12/10/2012	$683,173
Bank of America Merrill Lynch	Technology Select Sector SPDR	88,530	26,012,151	(0.339%)	1/29/2014	387,172
BNP Paribas	Technology Select Sector SPDR	43,733	13,318,448	(0.488%)	3/20/2014	660,223
Deutsche Bank AG London	Technology Select Sector SPDR	86,548	26,301,787	(0.288%)	6/30/2014	1,236,844

			$129,082,323			$2,967,412

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	97

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 57.0%
Money Market Funds- 57.0%
1,566,023	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$1,566,023
880,120	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	880,120

	TOTAL SHORT TERM INVESTMENTS (Cost $2,446,143)	$2,446,143

	TOTAL INVESTMENTS (Cost $2,446,143) - 57.0% (b)	$2,446,143
	Other Assets in Excess of Liabilities - 43.0%	1,844,962

	TOTAL NET ASSETS - 100.0%	$4,291,105

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31,2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,446,143.

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	iShares Barclays 7-10 Year Treasury Bond Fund	30,260	$3,204,907	0.138%	2/12/2013	$92,972
Credit Suisse Capital, LLC	iShares Barclays 7-10 Year Treasury Bond Fund	39,368	4,251,029	0.038%	9/19/2013	14,543
Deutsche Bank AG London	iShares Barclays 7-10 Year Treasury Bond Fund	49,691	4,975,129	0.638%	9/17/2015	545,025

			$12,431,065			$652,540

The accompanying notes are an integral part of these financial statements.

98	DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 93.1%
Money Market Funds - 93.1%
43,391,232	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$43,391,232
5,191,092	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	5,191,092

	TOTAL SHORT TERM INVESTMENTS (Cost $48,582,324)	$48,582,324

	TOTAL INVESTMENTS (Cost $48,582,324) - 93.1% (b)	$48,582,324
	Other Assets in Excess of Liabilities - 6.9%	3,584,595

	TOTAL NET ASSETS - 100.0%	$52,166,919

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $48,582,324.

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services	iShares Barclays 7-10 Year Treasury Bond Fund	191,849	$20,595,855	(0.638%)	2/12/2013	$(155,290)
Credit Suisse Capital, LLC	iShares Barclays 7-10 Year Treasury Bond Fund	343,120	36,923,252	(0.538%)	9/19/2013	(176,142)
Deutsche Bank AG London	iShares Barclays 7-10 Year Treasury Bond Fund	915,598	88,668,666	(1.638%)	9/17/2015	(14,780,554)

			$146,187,773			$(15,111,986)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	99

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
INVESTMENT COMPANIES - 51.8%
Investment Companies - 51.8%
141,868	iShares Barclays 20+ Year Treasury Bond Fund	$17,500,837

	TOTAL INVESTMENT COMPANIES (Cost $17,595,703)	$17,500,837

SHORT TERM INVESTMENTS - 32.0%
Money Market Funds - 32.0%
10,803,497	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	10,803,497

	TOTAL SHORT TERM INVESTMENTS (Cost $10,803,497)	$10,803,497

	TOTAL INVESTMENTS (Cost $28,399,200) - 83.8% (b)	$28,304,334
	Other Assets in Excess of Liabilities - 16.2%	5,468,634

	TOTAL NET ASSETS - 100.0%	$33,772,968

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,803,497.

Direxion Daily 20+ Year Treasury Bull 3X Shares

Long Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation (Depreciation)
Credit Suisse Capital, LLC	iShares Barclays 20+ Year Treasury Bond Fund	225,770	$30,214,750	0.038%	9/19/2013	$1,610,747
BNP Paribas	iShares Barclays 20+ Year Treasury Bond Fund	32,585	4,128,336	(0.462%)	3/20/2014	(111,879)
BNP Paribas	iShares Barclays 20+ Year Treasury Bond Fund	22,790	2,808,809	(0.462%)	4/17/2014	1,248
Deutsch Bank AG London	iShares Barclays 20+ Year Treasury Bond Fund	368,318	45,103,683	0.088%	9/17/2015	336,937

			$82,255,578			$1,837,053

The accompanying notes are an integral part of these financial statements.

100	DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2012

Shares		Value
SHORT TERM INVESTMENTS - 66.6%
Money Market Funds- 66.6%
172,895,144	Dreyfus Treasury Prime Cash Management, 0.00% ††(a)	$172,895,144
26,168,756	Morgan Stanley Institutional Global Liquidity Treasury Fund, 0.03% (a)	26,168,756

	TOTAL SHORT TERM INVESTMENTS (Cost $199,063,900)	$199,063,900

	TOTAL INVESTMENTS (Cost $199,063,900) -66.6% (b)	$199,063,900
	Other Assets in Excess of Liabilities - 33.4% (c)	99,690,202

	TOTAL NET ASSETS - 100.0%	$298,754,102

Percentages are stated as a percent of net assets.

(††)	Less than 0.005%.

(a)	Represents annualized seven-day yield at October 31, 2012.

(b)	All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $199,063,900.

(c)	Includes $8,220,000 cash segregated as collateral for swap contracts at October 31, 2012.

Direxion Daily 20+ Year Treasury Bear 3X Shares

Short Equity Swap Contracts

October 31, 2012

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ Depreciation
Morgan Stanley Capital Services	iShares Barclays 20+ Year Treasury Bond Fund	848,340	$104,651,182	(0.638%)	5/10/2013	$(591,857)
Credit Suisse Capital, LLC	iShares Barclays 20+ Year Treasury Bond Fund	3,313,135	389,183,876	(0.538%)	9/19/2013	(27,609,839)
BNP Paribas	iShares Barclays 20+ Year Treasury Bond Fund	1,595,710	194,014,301	(0.738%)	3/20/2014	(3,039,543)
BNP Paribas	iShares Barclays 20+ Year Treasury Bond Fund	132,510	16,447,826	(0.738%)	4/17/2014	89,986
Deutsch Bank AG London	iShares Barclays 20+ Year Treasury Bond Fund	1,375,830	166,428,351	(0.488%)	9/17/2015	(3,319,966)

			$870,725,536			$(34,471,219)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	101

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily S&P 500® Bull 3X Shares (formerly Direxion Daily Large Cap Bull 3X Shares)	Direxion Daily S&P 500® Bear 3X Shares (formerly Direxion Daily Large Cap Bear 3X Shares)	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$121,020,904	$152,072,794	$20,932,507	$12,741,125
Cash	52,395,942	76,824,188	12,479,715	6,369,861
Dividend and interest receivable	171	190	70	87
Due from brokers for swaps	—	8,176	—	—
Unrealized appreciation on swaps	18,495,402	3,707,074	4,680,924	36,500
Prepaid expense and other assets	19,554	9,391	4,977	3,854

Total Assets	191,931,973	232,621,813	38,098,193	19,151,427

Liabilities:
Unrealized depreciation on swaps	3,173,063	20,696,546	128,752	2,331,060
Due to investment adviser, net	105,736	113,823	16,049	3,153
Due to brokers for swaps	18,642,575	3,691,819	4,140,000	6,108
Accrued expenses and other liabilities	99,173	108,289	45,383	27,241

Total Liabilities	22,020,547	24,610,477	4,330,184	2,367,562

Net Assets	$169,911,426	$208,011,336	$33,768,009	$16,783,865

Net Assets Consist Of:
Capital Stock	$155,931,729	$903,959,621	$31,030,035	$69,879,611
Accumulated undistributed net investment loss	(67,621)	(1,441,321)	(256,247)	(128,124)
Accumulated net realized loss	(2,047)	(677,517,492)	(1,483,523)	(50,673,062)
Net unrealized appreciation (depreciation) on:
Investment securities	(1,272,974)	—	(74,428)	—
Swaps	15,322,339	(16,989,472)	4,552,172	(2,294,560)

Net Assets	$169,911,426	$208,011,336	$33,768,009	$16,783,865

Calculation of Net Asset Value Per Share:
Net assets	$169,911,426	$208,011,336	$33,768,009	$16,783,865
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,000,417	11,529,745	1,000,033	874,967
Net assets value, redemption price and offering price per share	$84.94	$18.04	$33.77	$19.18

Cost of Investments	$122,293,878	$152,072,794	$21,006,935	$12,741,125

The accompanying notes are an integral part of these financial statements.

102	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily China Bull 3X Shares	Direxion Daily China Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$492,022,652	$570,708,454	$40,126,605	$8,201,708
Cash	255,496,384	296,924,647	15,758,298	3,868,027
Receivable for Fund shares sold	22,976,988	10,219,300	—	—
Dividend and interest receivable	1,543	1,991	12,736	29
Due from brokers for swaps	—	697,238	66,819	0
Unrealized appreciation on swaps	86,921,463	21,859,738	4,327,647	890,236
Prepaid expense and other assets	76,416	40,615	4,046	4,035

Total Assets	857,495,446	900,451,983	60,296,151	12,964,035

Liabilities:
Unrealized depreciation on swaps	15,433,720	21,311,509	18,234	287,987
Due to investment adviser, net	417,499	555,823	26,000	724
Due to brokers for swaps	80,150,759	32,106,652	5,113,892	760,000
Accrued expenses and other liabilities	396,249	546,650	43,286	21,290

Total Liabilities	96,398,227	54,520,634	5,201,412	1,070,001

Net Assets	$761,097,219	$845,931,349	$55,094,739	$11,894,034

Net Assets Consist Of:
Capital Stock	$762,952,402	$2,485,109,737	$85,129,118	$21,619,049
Accumulated undistributed net investment loss	(20,633)	(6,555,114)	(153,408)	(104,658)
Accumulated net realized loss	(71,584,358)	(1,633,171,503)	(34,569,628)	(10,222,606)
Net unrealized appreciation (depreciation) on:
Investment securities	(1,737,935)	—	379,244	—
Swaps	71,487,743	548,229	4,309,413	602,249

Net Assets	$761,097,219	$845,931,349	$55,094,739	$11,894,034

Calculation of Net Asset Value Per Share:
Net assets	$761,097,219	$845,931,349	$55,094,739	$11,894,034
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	13,250,017	53,805,985	3,350,011	950,001
Net assets value, redemption price and offering price per share	$57.44	$15.72	$16.45	$12.52

Cost of Investments	$493,760,587	$570,708,454	$39,747,361	$8,201,708

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	103

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$14,284,477	$10,523,312	$236,734,589	$87,063,246
Cash	6,062,054	5,482,545	96,865,002	40,048,210
Due from investment adviser, net	—	1,513	—	—
Dividend and interest receivable	475	100	24,673	588
Due from brokers for swaps	213	—	—	5
Unrealized appreciation on swaps	2,118,085	355,766	28,328,113	867,734
Prepaid expense and other assets	15,432	14,430	77,448	24,418

Total Assets	22,480,736	16,377,666	362,029,825	128,004,201

Liabilities:
Payable for Fund shares redeemed	—	—	56,843	—
Unrealized depreciation on swaps	192,983	623,587	224,923	3,761,625
Due to investment adviser, net	2,494	—	210,346	74,881
Due to brokers for swaps	1,950,058	70,000	31,035,220	—
Accrued expenses and other liabilities	22,008	22,142	157,983	83,536

Total Liabilities	2,167,543	715,729	31,685,315	3,920,042

Net Assets	$20,313,193	$15,661,937	$330,344,510	$124,084,159

Net Assets Consist Of:
Capital Stock	$27,175,736	$45,122,315	$478,678,446	$375,578,251
Accumulated undistributed net investment loss	(22,217)	(121,437)	(1,693,266)	(1,077,239)
Accumulated net realized loss	(8,105,709)	(29,071,120)	(173,262,328)	(247,522,962)
Net unrealized appreciation (depreciation) on:
Investment securities	(659,719)	—	(1,481,532)	—
Swaps	1,925,102	(267,821)	28,103,190	(2,893,891)

Net Assets	$20,313,193	$15,661,937	$330,344,510	$124,084,159

Calculation of Net Asset Value Per Share:
Net assets	$20,313,193	$15,661,937	$330,344,510	$124,084,159
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	550,001	739,951	3,809,644	10,539,718
Net assets value, redemption price and offering price per share	$36.93	$21.17	$86.71	$11.77

Cost of Investments	$14,944,196	$10,523,312	$238,216,121	$87,063,246

The accompanying notes are an integral part of these financial statements.

104	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily India Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$17,299,036	$18,777,814	$14,644,417	$7,996,760
Cash	5,939,993	7,927,940	6,336,699	2,094,073
Dividend and interest receivable	28	13,926	7	5
Due from brokers for swaps	8,294	15,177	18,673	—
Unrealized appreciation on swaps	1,851,876	524,697	3,407,168	2,624,733
Prepaid expense and other assets	3,943	11,567	11,291	3,430

Total Assets	25,103,170	27,271,121	24,418,255	12,719,001

Liabilities:
Unrealized depreciation on swaps	689,032	679,304	1,341,887	—
Due to investment adviser, net	8,250	13,966	6,070	205
Due to brokers for swaps	2,223,166	1,012,134	3,420,157	2,306,990
Accrued expenses and other liabilities	23,412	39,421	29,933	24,114

Total Liabilities	2,943,860	1,744,825	4,798,047	2,331,309

Net Assets	$22,159,310	$25,526,296	$19,620,208	$10,387,692

Net Assets Consist Of:
Capital Stock	$35,200,723	$48,131,857	$24,310,697	$13,270,002
Accumulated undistributed net investment loss	(131,236)	(36,689)	(157,520)	(65,233)
Accumulated net realized loss	(13,880,196)	(21,116,363)	(6,605,467)	(5,441,810)
Net unrealized appreciation (depreciation) on:
Investment securities	(192,825)	(1,297,902)	7,217	—
Swaps	1,162,844	(154,607)	2,065,281	2,624,733

Net Assets	$22,159,310	$25,526,296	$19,620,208	$10,387,692

Calculation of Net Asset Value Per Share:
Net assets	$22,159,310	$25,526,296	$19,620,208	$10,387,692
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,200,001	389,930	699,849	500,001
Net assets value, redemption price and offering price per share	$18.47	$65.46	$28.03	$20.78

Cost of Investments	$17,491,861	$20,075,716	$14,637,200	$7,996,760

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	105

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily Basic Materials Bull 3X Shares	Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Assets:
Investments, at market value (Note 2)	$2,206,212	$276,857,013	$30,291,677	$3,223,070
Cash	437,935	108,466,588	17,508,457	2,542,102
Receivable for Fund shares sold	—	6,872,556	4,757,866	—
Dividend and interest receivable	—	230	91	—
Due from brokers for swaps	—	—	—	9,907
Unrealized appreciation on swaps	825,892	128,868,315	454,956	1,954,410
Prepaid expense and other assets	3,223	9,438	4,200	3,106

Total Assets	3,473,262	521,074,140	53,017,247	7,732,595

Liabilities:
Unrealized depreciation on swaps	44,598	—	3,041,076	28,106
Due to investment adviser, net	7,254	222,842	30,128	10,682
Due to brokers for swaps	801,799	102,750,534	2,344,918	2,340,000
Accrued expenses and other liabilities	36,425	86,912	23,167	35,271

Total Liabilities	890,076	103,060,288	5,439,289	2,414,059

Net Assets	$2,583,186	$418,013,852	$47,577,958	$5,318,536

Net Assets Consist Of:
Capital Stock	$3,789,780	$397,283,921	$64,215,860	$4,242,129
Accumulated undistributed net investment loss	(19,949)	(1,643,787)	—	(22,431)
Accumulated net realized loss	(1,938,015)	(107,733,351)	(14,051,782)	(939,292)
Net unrealized appreciation (depreciation) on:
Investment securities	(29,924)	1,238,754	—	111,826
Swaps	781,294	128,868,315	(2,586,120)	1,926,304

Net Assets	$2,583,186	$418,013,852	$47,577,958	$5,318,536

Calculation of Net Asset Value Per Share:
Net assets	$2,583,186	$418,013,852	$47,577,958	$5,318,536
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	25,300,001	2,000,001	100,001
Net assets value, redemption price and offering price per share	$25.83	$16.52	$23.79	$53.18

Cost of Investments	$2,236,136	$275,618,259	$30,291,677	$3,111,244

The accompanying notes are an integral part of these financial statements.

106	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily Semiconductor Bull 3X Shares
Assets:
Investments, at market value (Note 2)	$16,471,856	$4,273,744	$3,948,142	$76,454,226
Cash	7,187,687	2,482,619	7,032,207	18,783,250
Due from investment adviser, net	—	1,711	—	—
Dividend and interest receivable	549	52	708	25,208
Due from brokers for swaps	—	—	—	118,934
Unrealized appreciation on swaps	243,298	985,288	1,320,250	1,110,491
Prepaid expense and other assets	4,158	3,218	3,510	6,799

Total Assets	23,907,548	7,746,632	12,304,817	96,498,908

Liabilities:
Payable for Fund shares redeemed	21,042	—	—	—
Unrealized depreciation on swaps	1,028,086	655	3,236	2,589,562
Due to investment adviser, net	2,885	—	1,037	37,966
Due to brokers for swaps	589,931	877,974	1,338,381	1,200,000
Accrued expenses and other liabilities	21,253	18,214	28,256	62,503

Total Liabilities	1,663,197	896,843	1,370,910	3,890,031

Net Assets	$22,244,351	$6,849,789	$10,933,907	$92,608,877

Net Assets Consist Of:
Capital Stock	$28,260,267	$9,096,385	$9,222,060	$123,956,549
Accumulated undistributed net investment loss	—	(31,486)	—	(509,741)
Accumulated net realized gain (loss)	(4,818,810)	(3,199,743)	358,049	(27,719,563)
Net unrealized appreciation (depreciation) on:
Investment securities	(412,318)	—	36,784	(1,639,297)
Swaps	(784,788)	984,633	1,317,014	(1,479,071)

Net Assets	$22,244,351	$6,849,789	$10,933,907	$92,608,877

Calculation of Net Asset Value Per Share:
Net assets	$22,244,351	$6,849,789	$10,933,907	$92,608,877
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	900,001	450,001	100,001	3,900,001
Net assets value, redemption price and offering price per share	$24.72	$15.22	$109.34	$23.75

Cost of Investments	$16,884,174	$4,273,744	$3,911,358	$78,093,523

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	107

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares
Assets:
Investments, at market value (Note 2)	$19,830,051	$164,125,208	$62,173,888	$703,332,687
Cash	10,313,519	94,262,600	38,548,845	344,448,835
Receivable for Fund shares sold	—	4,968,749	1,810	401,767
Receivable for investments sold	—	—	—	35,621
Dividend and interest receivable	233	66	118	59,469
Due from brokers for swaps	—	—	127,389	—
Unrealized appreciation on swaps	3,800,157	64,540,629	954,741	288,900,701
Prepaid expense and other assets	3,758	29,359	209,664	81,446

Total Assets	33,947,718	327,926,611	102,016,455	1,337,260,526

Liabilities:
Payable for Fund shares redeemed	—	16,992	6,034,050	35,621
Payable for investments purchased	—	—	—	46,435,074
Unrealized depreciation on swaps	124,561	1,148,888	1,319,453	292,291
Due to investment adviser, net	14,991	151,860	109,438	733,081
Due to brokers for swaps	3,915,887	65,628,618	2,126,275	274,763,643
Accrued expenses and other liabilities	33,914	124,645	68,030	516,592

Total Liabilities	4,089,353	67,071,003	9,657,246	322,776,302

Net Assets	$29,858,365	$260,855,608	$92,359,209	$1,014,484,224

Net Assets Consist Of:
Capital Stock	$38,605,106	$210,711,110	$214,944,627	$1,063,914,074
Accumulated undistributed net investment loss	(210,625)	(1,759,281)	(705,745)	(7,838,723)
Accumulated net realized loss	(12,211,712)	(10,412,936)	(121,514,961)	(328,163,262)
Net unrealized appreciation (depreciation) on:
Investment securities	—	(1,075,026)	—	(2,036,275)
Swaps	3,675,596	63,391,741	(364,712)	288,608,410

Net Assets	$29,858,365	$260,855,608	$92,359,209	$1,014,484,224

Calculation of Net Asset Value Per Share:
Net assets	$29,858,365	$260,855,608	$92,359,209	$1,014,484,224
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	749,949	5,250,017	11,479,937	9,308,324
Net assets value, redemption price and offering price per share	$39.81	$49.69	$8.05	$108.99

Cost of Investments	$19,830,051	$165,200,234	$62,173,888	$705,368,962

The accompanying notes are an integral part of these financial statements.

108	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily Financial Bear 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares	Direxion Daily Technology Bull 3X Shares
Assets:
Investments, at market value (Note 2)	$545,597,242	$90,114,540	$17,708,818	$87,847,312
Cash	234,400,988	15,918,610	5,515,678	38,597,834
Receivable for Fund shares sold	2,080	—	—	—
Dividend and interest receivable	1,392	136	94	—
Due from brokers for swaps	—	—	11,954	100,650
Unrealized appreciation on swaps	2,832,871	38,597,790	254,952	6,486,429
Prepaid expense and other assets	261,966	17,284	10,662	7,762

Total Assets	783,096,539	144,648,360	23,502,158	133,039,987

Liabilities:
Payable for Fund shares redeemed	6,931,660	—	—	23,593
Unrealized depreciation on swaps	93,724,667	1,384,617	2,489,074	2,994,833
Due to investment adviser, net	514,297	61,592	2,405	76,115
Due to brokers for swaps	6,023,835	36,694,068	440,003	6,630,000
Accrued expenses and other liabilities	391,016	69,171	45,634	75,469

Total Liabilities	107,585,475	38,209,448	2,977,116	9,800,010

Net Assets	$675,511,064	$106,438,912	$20,525,042	$123,239,977

Net Assets Consist Of:
Capital Stock	$4,391,689,632	$102,302,033	$174,546,965	$121,644,131
Accumulated undistributed net investment loss	(6,429,505)	(380,144)	(180,252)	—
Accumulated net realized loss	(3,618,857,267)	(30,838,805)	(151,607,549)	(2,345,754)
Net unrealized appreciation (depreciation) on:
Investment securities	—	(1,857,345)	—	450,004
Swaps	(90,891,796)	37,213,173	(2,234,122)	3,491,596

Net Assets	$675,511,064	$106,438,912	$20,525,042	$123,239,977

Calculation of Net Asset Value Per Share:
Net assets	$675,511,064	$106,438,912	$20,525,042	$123,239,977
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	38,981,645	1,500,000	883,877	2,550,000
Net assets value, redemption price and offering price per share	$17.33	$70.96	$23.22	$48.33

Cost of Investments	$545,597,242	$91,971,885	$17,708,818	$87,397,308

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	109

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily Technology Bear 3X Shares	Direxion Daily 7-10 Treasury Bull 3X Shares	Direxion Daily 7-10 Treasury Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$26,739,307	$2,446,143	$48,582,324
Cash	14,547,361	1,708,279	19,291,069
Due from investment adviser, net	—	3,687	—
Dividend and interest receivable	—	23	144
Unrealized appreciation on swaps	2,967,412	652,540	—
Prepaid expense and other assets	3,727	3,142	4,709

Total Assets	44,257,807	4,813,814	67,878,246

Liabilities:
Unrealized depreciation on swaps	—	—	15,111,986
Due to investment adviser, net	13,725	—	33,599
Due to brokers for swaps	2,280,000	503,315	533,587
Accrued expenses and other liabilities	39,678	19,394	32,155

Total Liabilities	2,333,403	522,709	15,711,327

Net Assets	$41,924,404	$4,291,105	$52,166,919

Net Assets Consist Of:
Capital Stock	$139,615,677	$3,681,989	$105,180,122
Accumulated undistributed net investment loss	(281,858)	—	(424,387)
Accumulated net realized loss	(100,376,827)	(43,424)	(37,476,830)
Net unrealized appreciation (depreciation) on:
Swaps	2,967,412	652,540	(15,111,986)

Net Assets	$41,924,404	$4,291,105	$52,166,919

Calculation of Net Asset Value Per Share:
Net assets	$41,924,404	$4,291,105	$52,166,919
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	4,259,929	50,000	2,250,000
Net assets value, redemption price and offering price per share	$9.84	$85.82	$23.19

Cost of Investments	$26,739,307	$2,446,143	$48,582,324

The accompanying notes are an integral part of these financial statements.

110	DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2012

	Direxion Daily 20+ Treasury Bull 3X Shares	Direxion Daily 20+ Treasury Bear 3X Shares
Assets:
Investments, at market value (Note 2)	$28,304,334	$199,063,900
Cash	5,016,041	134,698,163
Dividend and interest receivable	10	676
Due from brokers for swaps	74,697	—
Unrealized appreciation on swaps	1,948,932	89,986
Prepaid expense and other assets	6,350	23,813

Total Assets	35,350,364	333,876,538

Liabilities:
Unrealized depreciation on swaps	111,879	34,561,205
Due to investment adviser, net	13,930	195,038
Due to brokers for swaps	1,430,000	273,144
Accrued expenses and other liabilities	21,587	93,049

Total Liabilities	1,577,396	35,122,436

Net Assets	$33,772,968	$298,754,102

Net Assets Consist Of:
Capital Stock	$34,871,399	$865,559,803
Accumulated undistributed net investment loss	—	(2,389,021)
Accumulated net realized loss	(2,840,618)	(529,945,461)
Net unrealized appreciation (depreciation) on:
Investment securities	(94,866)	—
Swaps	1,837,053	(34,471,219)

Net Assets	$33,772,968	$298,754,102

Calculation of Net Asset Value Per Share:
Net assets	$33,772,968	$298,754,102
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	450,000	5,599,789
Net assets value, redemption price and offering price per share	$75.05	$53.35

Cost of Investments	$28,399,200	$199,063,900

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	111

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily S&P 500® Bull 3X Shares (formerly Direxion Daily Large Cap Bull 3X Shares)	Direxion Daily S&P 500® Bear 3X Shares (formerly Direxion Daily Large Cap Bear 3X Shares)	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Investment income:
Dividend income	$784,760	$—	$212,470	$—
Interest income	1,241	1,833	896	636

Total investment income	786,001	1,833	213,366	636

Expenses:
Licensing fees	285,537	197,678	34,235	14,497
Professional fees	64,069	54,341	38,149	20,967
Investment advisory fees	1,767,747	1,312,405	362,202	123,766
Transfer agent fees	23,236	20,200	13,866	12,276
Custody fees	35,289	27,415	7,676	6,105
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	4,771	4,771	4,771	4,771
Administration and accounting fees	135,907	102,570	33,921	9,261
Report to shareholders	43,994	56,084	15,918	9,333
Compliance fees	9,044	6,659	1,820	626
Insurance fees	4,517	2,595	771	285
Trustees’ fees and expenses	8,395	5,797	1,691	557
Excise tax	—	—	340,524	—
Interest expense	41,658	4,520	8,725	769
Other	1,235	1,214	—	26

Total expenses	2,433,399	1,804,249	872,269	211,239
Less: Reimbursement of expenses from Adviser	(152,594)	(137,393)	(64,230)	(53,700)

Net expenses	2,280,805	1,666,856	808,039	157,539

Net investment loss	(1,494,804)	(1,665,023)	(594,673)	(156,903)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(256,342)	—	(855,287)	—
In-kind redemptions	5,678,340	—	1,825,315	—
Swaps	99,208,825	(88,532,661)	15,993,303	(7,590,955)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	104,630,823	(88,532,661)	16,963,331	(7,590,955)

Change in unrealized appreciation (depreciation) on:
Investment securities	(1,872,928)	—	905,158	—
Swaps	(7,302,092)	4,499,897	(2,698,764)	(1,951,562)

Change in unrealized appreciation (depreciation) on investment securities and swaps	(9,175,020)	4,499,897	(1,793,606)	(1,951,562)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, and swaps	95,455,803	(84,032,764)	15,169,725	(9,542,517)

Net increase (decrease) in net assets resulting from operations	$93,960,999	$(85,697,787)	$14,575,052	$(9,699,420)

The accompanying notes are an integral part of these financial statements.

112	DIREXION ANNUAL REPORT

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily China Bull 3X Shares	Direxion Daily China Bear 3X Shares
Investment income:
Dividend income	$1,463,445	$—	$205,143	$—
Interest income	12,085	11,455	1,054	321

Total investment income	1,475,530	11,455	206,197	321

Expenses:
Licensing fees	1,116,875	1,086,005	35,332	10,245
Professional fees	140,258	128,101	33,223	15,462
Investment advisory fees	6,202,468	6,124,560	329,643	95,820
Transfer agent fees	52,800	52,281	16,306	12,089
Custody fees	96,850	100,935	12,141	6,187
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	4,771	7,157	4,771	4,771
Administration and accounting fees	465,051	461,704	27,444	7,182
Report to shareholders	90,692	149,664	14,312	7,507
Compliance fees	31,119	29,674	1,470	461
Insurance fees	15,716	10,315	650	143
Trustees’ fees and expenses	29,333	26,384	1,416	432
Interest expense	140,871	41,612	4,624	2,520
Other	9,703	5,915	438	—

Total expenses	8,404,507	8,232,307	489,770	170,819
Less: Reimbursement of expenses from Adviser	(407,177)	(432,919)	(67,598)	(46,928)

Net expenses	7,997,330	7,799,388	422,172	123,891

Net investment loss	(6,521,800)	(7,787,933)	(215,975)	(123,570)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	—	(336,478)	—
In-kind redemptions	12,083,921	—	—	—
Swaps	378,214,436	(458,789,602)	(6,359,101)	(2,708,845)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	390,298,357	(458,789,602)	(6,695,579)	(2,708,845)

Change in unrealized appreciation (depreciation) on:
Investment securities	1,798,138	—	(393,330)	—
Swaps	(71,614,608)	95,393,474	(1,781,406)	852,851

Change in unrealized appreciation (depreciation) on investment securities and swaps	(69,816,470)	95,393,474	(2,174,736)	852,851

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, and swaps	320,481,887	(363,396,128)	(8,870,315)	(1,855,994)

Net increase (decrease) in net assets resulting from operations	$313,960,087	$(371,184,061)	$(9,086,290)	$(1,979,564)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	113

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily Developed Markets Bull 3X Shares	Direxion Daily Developed Markets Bear 3X Shares	Direxion Daily Emerging Markets Bull 3X Shares	Direxion Daily Emerging Markets Bear 3X Shares
Investment income:
Dividend income	$168,893	$—	$2,197,542	$—
Interest income	616	456	6,577	3,980

Total investment income	169,509	456	2,204,119	3,980

Expenses:
Licensing fees	58,689	49,382	323,131	115,826
Professional fees	18,083	20,511	72,804	48,334
Investment advisory fees	150,173	115,911	2,671,683	994,530
Transfer agent fees	12,452	12,223	29,261	18,081
Custody fees	5,423	6,678	45,706	26,126
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	4,771	4,771	7,077	6,680
Administration and accounting fees	11,176	8,681	204,220	79,049
Report to shareholders	9,114	9,684	42,078	27,929
Compliance fees	720	571	13,276	4,957
Insurance fees	319	258	5,414	1,601
Trustees’ fees and expenses	663	518	12,073	4,423
Excise tax	3,704	—	—	—
Interest expense	1,506	2,181	38,255	17,964
Other	—	—	3,301	934

Total expenses	284,793	239,369	3,476,279	1,354,434
Less: Reimbursement of expenses from Adviser	(89,363)	(90,368)	(53,891)	(76,731)

Net expenses	195,430	149,001	3,422,388	1,277,703

Net investment loss	(25,921)	(148,545)	(1,218,269)	(1,273,723)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
In-kind redemptions	(30,200)	—	(1,606,159)	—
Swaps	315,738	(4,502,712)	(4,817,112)	(44,535,004)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	285,538	(4,502,712)	(6,423,271)	(44,535,004)

Change in unrealized appreciation (depreciation) on:
Investment securities	224,240	—	139,184	—
Swaps	2,304,726	(1,904,784)	437,966	(1,922,659)

Change in unrealized appreciation (depreciation) on investment securities and swaps	2,528,966	(1,904,784)	577,150	(1,922,659)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, and swaps	2,814,504	(6,407,496)	(5,846,121)	(46,457,663)

Net increase (decrease) in net assets resulting from operations	$2,788,583	$(6,556,041)	$(7,064,390)	$(47,731,386)

The accompanying notes are an integral part of these financial statements.

114	DIREXION ANNUAL REPORT

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily India Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Investment income:
Dividend income	$35,116	$339,641	$84,039	$—
Interest income	455	264	245	191

Total investment income	35,571	339,905	84,284	191

Expenses:
Licensing fees	15,541	—	38,114	19,523
Professional fees	20,976	23,698	24,473	16,912
Investment advisory fees	145,648	241,690	149,710	57,259
Transfer agent fees	12,422	13,225	12,451	11,835
Offering fees	—	—	5,003	4,853
Custody fees	5,400	7,341	4,679	3,087
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	4,771	5,169	5,169	4,771
Administration and accounting fees	10,999	19,754	10,226	4,448
Report to shareholders	9,753	11,229	15,691	8,406
Compliance fees	633	1,314	563	154
Insurance fees	230	606	38	47
Trustees’ fees and expenses	615	1,223	625	240
Excise tax	745	18,364	—	—
Interest expense	1,000	5,742	3,168	2,793

Total expenses	236,733	357,355	277,910	142,328
Recoupment of expenses to Adviser	—	3,800	—	—
Less: Reimbursement of expenses from Adviser	(50,500)	—	(85,108)	(67,007)

Net expenses	186,233	361,155	192,802	75,321

Net investment loss	(150,662)	(21,250)	(108,518)	(75,130)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,344,147)	—	(1,715,682)	—
In-kind redemptions	260,964	(50,953)	1,366,366	—
Swaps	(7,858,826)	(1,335,902)	(3,185,460)	(3,724,341)

Net realized loss on investment securities, in-kind redemptions, and swaps	(8,942,009)	(1,386,855)	(3,534,776)	(3,724,341)

Change in unrealized appreciation (depreciation) on:
Investment securities	228,687	(764,966)	(231,868)	—
Swaps	2,430,221	(5,309,807)	29,312	1,358,386

Change in unrealized appreciation (depreciation) on investment securities and swaps	2,658,908	(6,074,773)	(202,556)	1,358,386

Net realized and unrealized loss on investment securities, in-kind redemptions, and swaps	(6,283,101)	(7,461,628)	(3,737,332)	(2,365,955)

Net decrease in net assets resulting from operations	$(6,433,763)	$(7,482,878)	$(3,845,850)	$(2,441,085)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	115

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily Basic Materials Bull 3X Shares	Direxion Daily Gold Miners Bull 3X Shares	Direxion Daily Gold Miners Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares
Investment income:
Dividend income	$21,599	$111,476	$—	$16,594
Interest income	2	2,160	547	7

Total investment income	21,601	113,636	547	16,601

Expenses:
Licensing fees	11,498	113,666	15,482	11,385
Professional fees	14,834	50,590	11,718	13,463
Investment advisory fees	33,008	1,441,077	144,276	32,462
Transfer agent fees	11,672	20,911	12,412	11,668
Offering fees	6,304	—	—	6,213
Custody fees	1,738	21,627	5,099	1,316
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	4,771	4,771	4,771	4,771
Administration and accounting fees	1,632	105,067	10,826	1,545
Report to shareholders	5,141	44,611	8,456	4,643
Compliance fees	117	5,584	488	96
Insurance fees	19	1,588	236	52
Trustees’ fees and expenses	145	5,232	469	143
Interest expense	105	16,791	2,830	1,279
Other	—	1,491	147	—

Total expenses	98,984	1,841,006	225,210	97,036
Less: Reimbursement of expenses from Adviser	(57,071)	(26,803)	(39,741)	(54,637)

Net expenses	41,913	1,814,203	185,469	42,399

Net investment loss	(20,312)	(1,700,567)	(184,922)	(25,798)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	5,222	(19,111,892)	—	—
In-kind redemptions	(16,599)	18,509,226	—	(97,887)
Swaps	(126,898)	(101,462,275)	(10,824,208)	75,758

Net realized loss on investment securities, in-kind redemptions, and swaps	(138,275)	(102,064,941)	(10,824,208)	(22,129)

Change in unrealized appreciation (depreciation) on:
Investment securities	16,959	175,625	—	194,917
Swaps	173,271	129,776,471	(2,679,477)	1,859,413

Change in unrealized appreciation (depreciation) on investment securities and swaps	190,230	129,952,096	(2,679,477)	2,054,330

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, and swaps	51,955	27,887,155	(13,503,685)	2,032,201

Net increase (decrease) in net assets resulting from operations	$31,643	$26,186,588	$(13,688,607)	$2,006,403

The accompanying notes are an integral part of these financial statements.

116	DIREXION ANNUAL REPORT

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily Semiconductor Bull 3X Shares
Investment income:
Dividend income (net of foreign income withholding tax of $6,309, $-, $- and $15,745, respectively)	$67,776	$—	$29,170	$334,782
Interest income	476	191	228	1,536

Total investment income	68,252	191	29,398	336,318

Expenses:
Licensing fees	14,221	3,015	25,396	97,552
Professional fees	15,838	15,897	15,313	40,163
Investment advisory fees	133,204	28,262	58,433	731,257
Transfer agent fees	12,339	11,639	11,840	16,326
Custody fees	8,618	3,172	7,370	19,911
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	4,771	4,771	4,771	4,771
Administration and accounting fees	10,268	2,582	5,598	55,603
Report to shareholders	12,818	6,351	5,618	18,752
Compliance fees	611	111	270	3,643
Insurance fees	211	29	86	1,719
Trustees’ fees and expenses	561	98	237	3,460
Interest expense	1,135	383	2,573	18,479
Other	—	—	—	720

Total expenses	222,595	84,310	145,505	1,020,356
Less: Reimbursement of expenses from Adviser	(52,735)	(48,130)	(68,917)	(75,617)

Net expenses	169,860	36,180	76,588	944,739

Net investment loss	(101,608)	(35,989)	(47,190)	(608,421)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,420,759)	—	327,279	(3,664,299)
In-kind redemptions	2,256,705	—	—	3,651,374
Swaps	(822,171)	(900,541)	3,649,700	15,251,513

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	13,775	(900,541)	3,976,979	15,238,588

Change in unrealized appreciation (depreciation) on:
Investment securities	(531,020)	—	43,802	1,376,371
Swaps	(1,524,937)	936,693	901,768	(20,797,485)

Change in unrealized appreciation (depreciation) on investment securities and swaps	(2,055,957)	936,693	945,570	(19,421,114)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, and swaps	(2,042,182)	36,152	4,922,549	(4,182,526)

Net increase (decrease) in net assets resulting from operations	$(2,143,790)	$163	$4,875,359	$(4,790,947)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	117

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares
Investment income:
Dividend income	$—	$1,349,576	$—	$5,455,174
Interest income	911	2,886	2,300	8,428

Total investment income	911	1,352,462	2,300	5,463,602

Expenses:
Licensing fees	25,295	285,278	63,365	1,241,426
Professional fees	21,327	74,543	—	166,737
Investment advisory fees	189,630	2,647,443	677,924	10,168,517
Transfer agent fees	12,715	29,087	15,968	79,176
Custody fees	7,839	59,758	17,475	175,976
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	4,771	4,771	4,771	16,619
Administration and accounting fees	14,095	204,540	54,880	770,839
Report to shareholders	7,443	71,180	10,048	139,346
Compliance fees	796	13,417	3,014	51,985
Insurance fees	371	6,185	876	22,701
Trustees’ fees and expenses	770	12,507	2,856	47,423
Interest expense	796	73,819	4,932	278,559
Other	117	4,336	244	12,951

Total expenses	293,965	3,494,864	864,353	13,180,255
Recoupment of expenses to Adviser	—	—	4,326	—
Less: Reimbursement of expenses from Adviser	(52,970)	(70,146)	—	(21,107)
Less: Investment advisory fees waived	—	—	—	(12,595)

Net expenses	240,995	3,424,718	868,679	13,146,553

Net investment loss	(240,084)	(2,072,256)	(866,379)	(7,682,951)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(13,085,753)	—	(1,743,277)
In-kind redemptions	—	27,236,777	—	8,857,483
Swaps	(8,531,932)	86,868,969	(36,205,055)	524,374,046

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	(8,531,932)	101,019,993	(36,205,055)	531,488,252

Change in unrealized appreciation (depreciation) on:
Investment securities	—	564,476	—	16,934,403
Swaps	7,365,975	(8,727,341)	9,907,197	73,795,017

Change in unrealized appreciation (depreciation) on investment securities and swaps	7,365,975	(8,162,865)	9,907,197	90,729,420

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, and swaps	(1,165,957)	92,857,128	(26,297,858)	622,217,672

Net increase (decrease) in net assets resulting from operations	$(1,406,041)	$90,784,872	$(27,164,237)	$614,534,721

The accompanying notes are an integral part of these financial statements.

118	DIREXION ANNUAL REPORT

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily Financial Bear 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares	Direxion Daily Technology Bull 3X Shares
Investment income:
Dividend income	$—	$817,443	$—	$406,717
Interest income	4,719	801	540	—

Total investment income	4,719	818,244	540	406,717

Expenses:
Licensing fees	758,802	101,524	51,358	126,620
Professional fees	74,120	46,945	28,720	51,722
Investment advisory fees	6,307,493	803,097	185,081	1,230,973
Transfer agent fees	53,463	16,805	12,685	19,657
Custody fees	100,972	23,350	7,427	28,139
Pricing fees	8,000	8,000	8,000	8,000
Exchange listing fees	9,065	4,771	5,169	4,771
Administration and accounting fees	477,228	61,939	13,901	95,329
Report to shareholders	199,191	18,543	10,446	38,973
Compliance fees	32,827	4,021	901	6,248
Insurance fees	14,281	1,987	488	2,934
Trustees’ fees and expenses	29,276	3,637	871	5,724
Interest expense	32,799	48,726	983	32,839
Other	—	635	—	537

Total expenses	8,097,517	1,143,980	326,030	1,652,466
Less: Reimbursement of expenses from Adviser	(76,986)	(77,997)	(91,712)	(60,396)

Net expenses	8,020,531	1,065,983	234,318	1,592,070

Net investment loss	(8,015,812)	(247,739)	(233,778)	(1,185,353)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(370,609)	—	(4,757,680)
In-kind redemptions	—	3,022,265	—	6,427,188
Swaps	(757,773,308)	19,859,461	(14,887,531)	70,889,571

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	(757,773,308)	22,511,117	(14,887,531)	72,559,079

Change in unrealized appreciation (depreciation) on:
Investment securities	—	(1,989,155)	—	1,677,088
Swaps	133,526,046	15,740,987	743,814	(32,342,973)

Change in unrealized appreciation (depreciation) on investment securities and swaps	133,526,046	13,751,832	743,814	(30,665,885)

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, and swaps	(624,247,262)	36,262,949	(14,143,717)	41,893,194

Net increase (decrease) in net assets resulting from operations	$(632,263,074)	$36,015,210	$(14,377,495)	$40,707,841

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	119

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily Technology Bear 3X Shares	Direxion Daily 7-10 Treasury Bull 3X Shares	Direxion Daily 7-10 Treasury Bear 3X Shares
Investment income:
Dividend income	$—	$—	$—
Interest income	—	141	578

Total investment income	—	141	578

Expenses:
Licensing fees	24,760	12,547	20,091
Professional fees	31,219	13,845	32,097
Investment advisory fees	264,038	34,753	412,802
Transfer agent fees	13,211	11,682	14,203
Custody fees	9,111	3,345	8,479
Pricing fees	8,000	8,000	8,000
Exchange listing fees	4,771	4,771	4,771
Administration and accounting fees	19,768	174	30,908
Report to shareholders	18,657	4,254	11,749
Compliance fees	1,311	159	2,034
Insurance fees	482	196	996
Trustees’ fees and expenses	1,179	169	1,891
Interest expense	1,006	640	69
Other	—	168	152

Total expenses	397,513	94,703	548,242
Less: Reimbursement of expenses from Adviser	(62,025)	(50,043)	(25,290)

Net expenses	335,488	44,660	522,952

Net investment loss	(335,488)	(44,519)	(522,374)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swaps	(20,967,598)	1,225,506	(16,349,207)

Net realized gain (loss) on investment securities, in-kind redemptions, and swaps	(20,967,598)	1,225,506	(16,349,207)

Change in unrealized appreciation (depreciation) on:
Swaps	9,081,798	(418,406)	3,002,779

Change in unrealized appreciation (depreciation) on swaps	9,081,798	(418,406)	3,002,779

Net realized and unrealized gain (loss) on swaps	(11,885,800)	807,100	(13,346,428)

Net increase (decrease) in net assets resulting from operations	$(12,221,288)	$762,581	$(13,868,802)

The accompanying notes are an integral part of these financial statements.

120	DIREXION ANNUAL REPORT

Statements of Operations

Year Ended October 31, 2012

	Direxion Daily 20+ Treasury Bull 3X Shares	Direxion Daily 20+ Treasury Bear 3X Shares
Investment income:
Dividend income	$187,914	$—
Interest income	315	5,455

Total investment income	188,229	5,455

Expenses:
Licensing fees	14,268	91,243
Professional fees	20,894	95,376
Investment advisory fees	201,148	2,283,913
Transfer agent fees	12,792	26,677
Custody fees	7,034	37,125
Pricing fees	8,000	8,000
Exchange listing fees	4,771	5,169
Administration and accounting fees	15,080	170,850
Report to shareholders	7,607	46,082
Compliance fees	978	10,616
Insurance fees	412	4,778
Trustees’ fees and expenses	901	10,320
Interest expense	1,961	4,756
Other	—	1,487

Total expenses	295,846	2,796,392
Recoupment of expenses to Adviser	—	33,365
Less: Reimbursement of expenses from Adviser	(39,097)	—

Net expenses	256,749	2,829,757

Net investment loss	(68,520)	(2,824,302)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
In-kind redemptions	189,795	—
Swaps	3,425,820	(144,641,693)

Net realized gain (loss) on in-kind redemptions, and swaps	3,615,615	(144,641,693)

Change in unrealized appreciation (depreciation) on:
Investment securities	(31,561)	—
Swaps	688,283	6,994,273

Change in unrealized appreciation on investment securities and swaps	656,722	6,994,273

Net realized and unrealized gain (loss) on investment securities, in-kind redemptions, and swaps	4,272,337	(137,647,420)

Net increase (decrease) in net assets resulting from operations	$4,203,817	$(140,471,722)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	121

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 3X Shares (formerly Direxion Daily Large Cap Bull 3X Shares)		Direxion Daily S&P 500® Bear3X Shares (formerly Direxion Daily Large Cap Bear 3X Shares)
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(1,494,804)	$(1,448,144)	$(1,665,023)	$(1,724,180)
Net realized gain (loss) on investment securities and swaps	104,630,823	100,118,398	(88,532,661)	(121,819,010)
Net unrealized appreciation (depreciation) on investment securities and swaps	(9,175,020)	(49,018,445)	4,499,897	35,553,328

Net increase (decrease) in net assets resulting from operations	93,960,999	49,651,809	(85,697,787)	(87,989,862)

Capital share transactions:
Proceeds from shares sold	403,524,126	676,991,195	283,055,534	313,788,696
Cost of shares redeemed	(619,615,048)	(638,021,544)	(188,039,184)	(311,221,089)
Transaction fees	119,034	151,259	38,777	98,001

Net increase (decrease) in net assets resulting from capital transactions	(215,971,888)	39,120,910	95,055,127	2,665,608

Total increase (decrease) in net assets	(122,010,889)	88,772,719	9,357,340	(85,324,254)
Net assets:
Beginning of year	291,922,315	203,149,596	198,653,996	283,978,250

End of year	$169,911,426	$291,922,315	$208,011,336	$198,653,996

Accumulated undistributed net investment loss at end of year	$(67,621)	$(73,440)	$(1,441,321)	$(53,450)

Changes in shares outstanding
Shares outstanding, beginning of year	4,700,417	3,450,417	6,179,745	5,170,083
Shares sold	5,850,000	11,200,000	12,550,000	8,060,000
Shares repurchased	(8,550,000)	(9,950,000)	(7,200,000)	(7,050,338)

Shares outstanding, end of year	2,000,417	4,700,417	11,529,745	6,179,745

The accompanying notes are an integral part of these financial statements.

122	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily Mid Cap Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(594,673)	$(354,000)	$(156,903)	$(129,113)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	16,963,331	16,823,853	(7,590,955)	(17,983,628)
Net unrealized appreciation (depreciation) on investment securities and swaps	(1,793,606)	(9,713,541)	(1,951,562)	6,554,043

Net increase (decrease) in net assets resulting from operations	14,575,052	6,756,312	(9,699,420)	(11,558,698)

Distributions to shareholders:
Net investment income	—	(46,200)	—	—
Net realized gain	(13,888,075)	(3,814,813)	—	—

Total distributions	(13,888,075)	(3,861,013)	—	—

Capital share transactions:
Proceeds from shares sold	20,000,518	51,893,587	29,537,881	19,656,973
Cost of shares redeemed	(53,693,870)	(30,054,154)	(20,524,926)	(8,829,983)
Transaction fees	11,651	7,711	6,158	3,583

Net increase (decrease) in net assets resulting from capital transactions	(33,681,701)	21,847,144	9,019,113	10,830,573

Total increase (decrease) in net assets	(32,994,724)	24,742,443	(680,307)	(728,125)
Net assets:
Beginning of year	66,762,733	42,020,290	17,464,172	18,192,297

End of year	$33,768,009	$66,762,733	$16,783,865	$17,464,172

Accumulated undistributed net investment income (loss) at end of year	$(256,247)	$1,213	$(128,124)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	1,850,000	1,100,000	524,967	294,994
Shares sold	550,033	1,450,000	1,350,000	430,000
Shares repurchased	(1,400,000)	(700,000)	(1,000,000)	(200,027)

Shares outstanding, end of year	1,000,033	1,850,000	874,967	524,967

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	123

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 3X Shares		Direxion Daily Small Cap Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(6,521,800)	$(5,007,694)	$(7,787,933)	$(6,047,611)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	390,298,357	60,083,431	(458,789,602)	(542,717,166)
Net unrealized appreciation (depreciation) on investment securities and swaps	(69,816,470)	33,821,800	95,393,474	145,871,337

Net increase (decrease) in net assets resulting from operations	313,960,087	88,897,537	(371,184,061)	(402,893,440)

Capital share transactions:
Proceeds from shares sold	4,374,979,143	3,927,053,651	3,927,893,391	3,366,993,339
Cost of shares redeemed	(4,862,935,458)	(3,555,531,181)	(3,637,358,939)	(2,927,055,269)
Transaction fees	918,045	884,050	863,904	887,312

Net increase (decrease) in net assets resulting from capital transactions	(487,038,270)	372,406,520	291,398,356	440,825,382

Total increase (decrease) in net assets	(173,078,183)	461,304,057	(79,785,705)	37,931,942
Net assets:
Beginning of year	934,175,402	472,871,345	925,717,054	887,785,112

End of year	$761,097,219	$934,175,402	$845,931,349	$925,717,054

Accumulated undistributed net investment loss at end of year	$(20,633)	$(22,498)	$(6,555,114)	$(23,421)

Changes in shares outstanding
Shares outstanding, beginning of year	19,650,017	8,950,017	30,305,985	13,113,127
Shares sold	84,900,000	72,200,000	199,200,000	84,116,667
Shares repurchased	(91,300,000)	(61,500,000)	(175,700,000)	(66,923,809)

Shares outstanding, end of year	13,250,017	19,650,017	53,805,985	30,305,985

The accompanying notes are an integral part of these financial statements.

124	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily China Bull 3X Shares		Direxion Daily China Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(215,975)	$(156,275)	$(123,570)	$(103,879)
Net realized loss on investment securities, in-kind redemptions and swaps	(6,695,579)	(21,062,828)	(2,708,845)	(1,224,748)
Net unrealized appreciation (depreciation) on investment securities and swaps	(2,174,736)	(7,540,934)	852,851	2,401,793

Net increase (decrease) in net assets resulting from operations	(9,086,290)	(28,760,037)	(1,979,564)	1,073,166

Distributions to shareholders:
Net realized gain	—	(1,867,105)	—	—

Total distributions	—	(1,867,105)	—	—
Capital share transactions:
Proceeds from shares sold	27,064,555	72,013,427	8,562,750	17,503,573
Cost of shares redeemed	(8,685,372)	(48,067,914)	(5,265,326)	(14,792,902)
Transaction fees	2,606	14,421	869	4,438

Net increase in net assets resulting from capital transactions	18,381,789	23,959,934	3,298,293	2,715,109

Total increase (decrease) in net assets	9,295,499	(6,667,208)	1,318,729	3,788,275
Net assets:
Beginning of year	45,799,240	52,466,448	10,575,305	6,787,030

End of year	$55,094,739	$45,799,240	$11,894,034	$10,575,305

Accumulated undistributed net investment loss at end of year	$(153,408)	$—	$(104,658)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	2,000,011	1,000,001	650,001	400,001
Shares sold	1,750,000	2,000,010	650,000	1,100,000
Shares repurchased	(400,000)	(1,000,000)	(350,000)	(850,000)

Shares outstanding, end of year	3,350,011	2,000,011	950,001	650,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	125

Statements of Changes in Net Assets

	Direxion Daily Developed Markets Bull 3X Shares		Direxion Daily Developed Markets Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income (loss)	$(25,921)	$286,365	$(148,545)	$(136,626)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	285,538	62,618	(4,502,712)	(9,763,536)
Net unrealized appreciation (depreciation) on investment securities and swaps	2,528,966	(8,615,920)	(1,904,784)	5,434,347

Net increase (decrease) in net assets resulting from operations	2,788,583	(8,266,937)	(6,556,041)	(4,465,815)

Distributions to shareholders:
Net investment income	(122,922)	(746,235)	—	—
Net realized gain	(1,296,042)	(1,487,042)	—	—

Total distributions	(1,418,964)	(2,233,277)	—	—
Capital share transactions:
Proceeds from shares sold	9,161,957	31,576,671	11,728,274	9,248,812
Cost of shares redeemed	(11,987,666)	(22,173,044)	(4,433,034)	(5,358,203)
Transaction fees	3,398	5,787	814	1,607

Net increase (decrease) in net assets resulting from capital transactions	(2,822,311)	9,409,414	7,296,054	3,892,216

Total increase (decrease) in net assets	(1,452,692)	(1,090,800)	740,013	(573,599)
Net assets:
Beginning of year	21,765,885	22,856,685	14,921,924	15,495,523

End of year	$20,313,193	$21,765,885	$15,661,937	$14,921,924

Accumulated undistributed net investment income (loss) at end of year	$(22,217)	$52,988	$(121,437)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	550,000	350,000	439,951	330,000
Shares sold	300,001	700,000	450,000	240,000
Shares repurchased	(300,000)	(500,000)	(150,000)	(130,049)

Shares outstanding, end of year	550,001	550,000	739,951	439,951

The accompanying notes are an integral part of these financial statements.

126	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Emerging Markets Bull 3X Shares[1]		Direxion Daily Emerging Markets Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(1,218,269)	$(1,272,118)	$(1,273,723)	$(966,537)
Net realized loss on investment securities and swaps	(6,423,271)	(38,049,500)	(44,535,004)	(36,445,721)
Net unrealized appreciation (depreciation) on investment securities and swaps	577,150	(75,162,936)	(1,922,659)	26,869,207

Net decrease in net assets resulting from operations	(7,064,390)	(114,484,554)	(47,731,386)	(10,543,051)

Distributions to shareholders:
Net investment income	(474,997)	(302,509)	—	—
Net realized gain	—	(12,080,628)	—	—

Total distributions	(474,997)	(12,383,137)	—	—
Capital share transactions:
Proceeds from shares sold	532,610,807	956,399,815	465,690,939	364,034,044
Cost of shares redeemed	(605,625,887)	(772,599,259)	(407,912,424)	(367,065,532)
Transaction fees	119,187	186,308	94,688	102,385

Net increase (decrease) in net assets resulting from capital transactions	(72,895,893)	183,986,864	57,873,203	(2,929,103)

Total increase (decrease) in net assets	(80,435,280)	57,119,173	10,141,817	(13,472,154)
Net assets:
Beginning of year	410,779,790	353,660,617	113,942,342	127,414,496

End of year	$330,344,510	$410,779,790	$124,084,159	$113,942,342

Accumulated undistributed net investment loss at end of year	$(1,693,266)	$—	$(1,077,239)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	4,220,000	1,890,000	6,039,718	5,289,718
Shares sold	6,590,000	7,210,000	31,300,000	17,100,000
Shares repurchased	(7,000,356)	(4,880,000)	(26,800,000)	(16,350,000)

Shares outstanding, end of year	3,809,644	4,220,000	10,539,718	6,039,718

[1]	On November 10, 2011, the Fund had 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	127

Statements of Changes in Net Assets

	Direxion Daily India Bull 3X Shares		Direxion Daily Latin America Bull 3X Shares[1]
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income (loss)	$(150,662)	$(159,698)	$(21,250)	$229,589
Net realized loss on investment securities, in-kind redemptions and swaps	(8,942,009)	(5,835,141)	(1,386,855)	(10,278,767)
Net unrealized appreciation (depreciation) on investment securities and swaps	2,658,908	(3,167,828)	(6,074,773)	(7,659,687)

Net decrease in net assets resultingfrom operations	(6,433,763)	(9,162,667)	(7,482,878)	(17,708,865)

Distributions to shareholders:
Net investment income	—	—	(414,490)	(983,023)
Net realized gain	—	(101,976)	(3,137,330)	(2,339,328)

Total distributions	—	(101,976)	(3,551,820)	(3,322,351)
Capital share transactions:
Proceeds from shares sold	18,575,970	22,359,333	10,720,899	48,965,874
Cost of shares redeemed	(4,173,863)	(9,091,472)	(17,441,191)	(20,474,851)
Transaction fees	835	1,818	4,893	6,033

Net increase (decrease) in net assets resulting from capital transactions	14,402,942	13,269,679	(6,715,399)	28,497,056
Total increase (decrease) in net assets	7,969,179	4,005,036	(17,750,097)	7,465,840
Net assets:
Beginning of year	14,190,131	10,185,095	43,276,393	35,810,553

End of year	$22,159,310	$14,190,131	$25,526,296	$43,276,393

Accumulated undistributed netinvestment loss at end of year	$(131,236)	$—	$(36,689)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	500,001	200,001	440,006	180,000
Shares sold	950,000	550,000	150,000	380,006
Shares repurchased	(250,000)	(250,000)	(200,076)	(120,000)

Shares outstanding, end of year	1,200,001	500,001	389,930	440,006

[1]	On November 10, 2011, the Fund had 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

The accompanying notes are an integral part of these financial statements.

128	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Russia Bull 3X Shares[1]		Direxion Daily Russia Bear 3X Shares
	Year Ended October 31, 2012	For the Period May 25, 2011[2] Through October 31, 2011	Year Ended October 31, 2012	For the Period May 25, 2011[2] Through October 31, 2011
Operations:
Net investment loss	$(108,518)	$(19,912)	$(75,130)	$(17,110)
Net realized loss on investment securities, in-kind redemptions and swaps	(3,534,776)	(3,273,217)	(3,724,341)	(1,717,469)
Net unrealized appreciation (depreciation) on investment securities and swaps	(202,556)	2,275,054	1,358,386	1,266,347

Net decrease in net assets resulting from operations	(3,845,850)	(1,018,075)	(2,441,085)	(468,232)

Distributions to shareholders:
Net investment income	(49,002)	—	—	—

Total distributions	(49,002)	—	—	—
Capital share transactions:
Proceeds from shares sold	34,233,122	10,923,642	21,908,459	4,000,040
Cost of shares redeemed	(20,628,149)	—	(12,614,560)	—
Transaction fees	4,367	153	3,070	—

Net increase in net assets resulting from capital transactions	13,609,340	10,923,795	9,296,969	4,000,040

Total increase in net assets	9,714,488	9,905,720	6,855,884	3,531,808
Net assets:
Beginning of year/period	9,905,720	—	3,531,808	—

End of year/period	$19,620,208	$9,905,720	$10,387,692	$3,531,808

Accumulated undistributed net investment loss at end of year/period	$(157,520)	$—	$(65,233)	$—

Changes in shares outstanding
Shares outstanding, beginning of year/period	200,000	—	100,001	—
Shares sold	1,150,000	200,000	950,000	100,001
Shares repurchased	(650,151)	—	(550,000)	—

Shares outstanding, end of year/period	699,849	200,000	500,001	100,001

[1]	On November 10, 2011, the Fund had 1:3 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:3 reverse stock split.
[2]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	129

Statements of Changes in Net Assets

	Direxion Daily Basic Materials Bull 3X Shares		Direxion Daily Gold Miners Bull 3X Shares
	Year Ended October 31, 2012	For the Period June 15, 2011[1] Through October 31, 2011	Year Ended October 31, 2012	For the Period December 8, 2010[1] Through October 31, 2011
Operations:
Net investment loss	$(20,312)	$(3,553)	$(1,700,567)	$(315,289)
Net realized loss on investment securities, in-kind redemptions and swaps	(138,275)	(1,816,339)	(102,064,941)	(5,463,985)
Net unrealized appreciation on investment securities and swaps	190,230	561,140	129,952,096	154,973

Net increase (decrease) in net assets resulting from operations	31,643	(1,258,752)	26,186,588	(5,624,301)

Distributions to shareholders:
Net realized gain	—	—	(3,413,450)	—

Total distributions	—	—	(3,413,450)	—
Capital share transactions:
Proceeds from shares sold	5,320,395	6,933,558	649,406,457	134,991,907
Cost of shares redeemed	(6,486,427)	(1,958,893)	(363,313,644)	(20,298,563)
Transaction fees	1,075	587	74,798	4,060

Net increase (decrease) in net assets resulting from capital transactions	(1,164,957)	4,975,252	286,167,611	114,697,404

Total increase (decrease) in net assets	(1,133,314)	3,716,500	308,940,749	109,073,103
Net assets:
Beginning of year/period	3,716,500	—	109,073,103	—

End of year/period	$2,583,186	$3,716,500	$418,013,852	$109,073,103

Accumulated undistributed net investment loss at end of year/period	$(19,949)	$—	$(1,643,787)	$—

Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	—	3,350,001	—
Shares sold	200,000	200,001	48,600,000	3,950,001
Shares repurchased	(250,000)	(50,000)	(26,650,000)	(600,000)

Shares outstanding, end of year/period	100,001	150,001	25,300,001	3,350,001

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

130	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Bear 3X Shares		Direxion Daily Healthcare Bull 3X Shares
	Year Ended October 31, 2012	For the Period December 8, 2010[1] Through October 31, 2011	Year Ended October 31, 2012	For the Period June 15, 2011[1] Through October 31, 2011
Operations:
Net investment loss	$(184,922)	$(72,968)	$(25,798)	$(346)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	(10,824,208)	249,395	(22,129)	(1,042,344)
Net unrealized appreciation (depreciation) on investment securities and swaps	(2,679,477)	93,357	2,054,330	(16,200)

Net increase (decrease) in net assets resulting from operations	(13,688,607)	269,784	2,006,403	(1,058,890)

Distributions to shareholders:
Net investment income	—	—	(1,742)	—
Net realized gain	(296,491)	—	(73,622)	—

Total distributions	(296,491)	—	(75,364)	—
Capital share transactions:
Proceeds from shares sold	167,355,971	20,385,099	(0)	5,959,561
Cost of shares redeemed	(114,126,675)	(12,355,111)	(1,513,476)	—
Transaction fees	30,282	3,706	302	—

Net increase (decrease) in net assets resulting from capital transactions	53,259,578	8,033,694	(1,513,174)	5,959,561

Total increase in net assets	39,274,480	8,303,478	417,865	4,900,671
Net assets:
Beginning of year/period	8,303,478	—	4,900,671	—

End of year/period	$47,577,958	$8,303,478	$5,318,536	$4,900,671

Accumulated undistributed net investment income (loss) at end of year/period	$—	$—	$(22,431)	$1,742

Changes in shares outstanding
Shares outstanding, beginning of year/period	250,001	—	150,001	—
Shares sold	4,750,000	550,001	—	150,001
Shares repurchased	(3,000,000)	(300,000)	(50,000)	—

Shares outstanding, end of year/period	2,000,001	250,001	100,001	150,001

[1]	Commencement of investment operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	131

Statements of Changes in Net Assets

	Direxion Daily Natural Gas Related Bull 3X Shares		Direxion Daily Natural Gas Related Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(101,608)	$(50,212)	$(35,989)	$(20,328)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	13,775	(2,975,388)	(900,541)	(2,059,698)
Net unrealized appreciation (depreciation) on investment securities and swaps	(2,055,957)	438,631	936,693	390,476

Net increase (decrease) in net assets resulting from operations	(2,143,790)	(2,586,969)	163	(1,689,550)

Distributions to shareholders:
Net investment income	(19,000)	(5,366)	—	—

Total distributions	(19,000)	(5,366)	—	—
Capital share transactions:
Proceeds from shares sold	43,980,209	129,728,832	14,116,520	3,362,118
Cost of shares redeemed	(34,061,261)	(117,037,786)	(10,070,335)	(2,279,794)
Transaction fees	7,293	31,705	2,447	684

Net increase in net assets resulting from capital transactions	9,926,241	12,722,751	4,048,632	1,083,008

Total increase (decrease) in net assets	7,763,451	10,130,416	4,048,795	(606,542)
Net assets:
Beginning of year	14,480,900	4,350,484	2,800,994	3,407,536

End of year	$22,244,351	$14,480,900	$6,849,789	$2,800,994

Accumulated undistributed net investment loss at end of year	$—	$—	$(31,486)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	300,001	100,001	150,001	100,001
Shares sold	1,750,000	2,450,000	900,000	150,000
Shares repurchased	(1,150,000)	(2,250,000)	(600,000)	(100,000)

Shares outstanding, end of year	900,001	300,001	450,001	150,001

The accompanying notes are an integral part of these financial statements.

132	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Retail Bull 3X Shares		Direxion Daily Semiconductor Bull 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(47,190)	$(17,141)	$(608,421)	$(554,571)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	3,976,979	2,433,921	15,238,588	(36,781,611)
Net unrealized appreciation (depreciation) on investment securities and swaps	945,570	(563,291)	(19,421,114)	5,460,659

Net increase (decrease) in net assets resulting from operations	4,875,359	1,853,489	(4,790,947)	(31,875,523)

Distributions to shareholders:
Net investment income	—	(16,828)	—	—
Net realized gain	(289,821)	(48,568)	—	—

Total distributions	(289,821)	(65,396)	—	—

Capital share transactions:
Proceeds from shares sold	25,050,687	14,126,361	134,643,416	219,760,871
Cost of shares redeemed	(21,802,024)	(17,821,914)	(158,960,788)	(128,082,567)
Transaction fees	6,541	5,034	32,172	29,415

Net increase (decrease) in net assets resulting from capital transactions	3,255,204	(3,690,519)	(24,285,200)	91,707,719

Total increase (decrease) in net assets	7,840,742	(1,902,426)	(29,076,147)	59,832,196
Net assets:
Beginning of year	3,093,165	4,995,591	121,685,024	61,852,828

End of year	$10,933,907	$3,093,165	$92,608,877	$121,685,024

Accumulated undistributed net investment loss at end of year	$—	$—	$(509,741)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	50,001	100,001	3,700,001	1,650,001
Shares sold	250,000	250,000	5,200,000	5,100,000
Shares repurchased	(200,000)	(300,000)	(5,000,000)	(3,050,000)

Shares outstanding, end of year	100,001	50,001	3,900,001	3,700,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	133

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(240,084)	$(178,852)
Net realized loss on investment securities, in-kind redemptions and swaps	(8,531,932)	(985,534)
Net unrealized appreciation (depreciation) on investment securities and swaps	7,365,975	(1,808,740)

Net decrease in net assets resulting from operations	(1,406,041)	(2,973,126)

Distributions to shareholders:
Net realized gain	—	(725,779)

Total distributions	—	(725,779)
Capital share transactions:
Proceeds from shares sold	91,835,007	81,114,390
Cost of shares redeemed	(79,759,810)	(67,483,268)
Transaction fees	17,116	20,449

Net increase in net assets resulting from capital transactions	12,092,313	13,651,571

Total increase in net assets	10,686,272	9,952,666
Net assets:
Beginning of year	19,172,093	9,219,427

End of year	$29,858,365	$19,172,093

Accumulated undistributed net investment loss at end of year	$(210,625)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	349,949	80,000
Shares sold	2,350,000	1,190,000
Shares repurchased	(1,950,000)	(920,051)

Shares outstanding, end of year	749,949	349,949

The accompanying notes are an integral part of these financial statements.

134	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Energy Bull 3X Shares		Direxion Daily Energy Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(2,072,256)	$(1,380,062)	$(866,379)	$(623,395)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	101,019,993	104,257,941	(36,205,055)	(44,827,405)
Net unrealized appreciation (depreciation) on investment securities and swaps	(8,162,865)	16,751,925	9,907,197	(8,326,967)

Net increase (decrease) in net assets resulting from operations	90,784,872	119,629,804	(27,164,237)	(53,777,767)

Capital share transactions:
Proceeds from shares sold	839,575,102	1,494,255,080	278,328,963	410,344,870
Cost of shares redeemed	(1,065,551,302)	(1,429,090,654)	(267,713,212)	(312,377,220)
Transaction fees	199,167	306,165	60,528	94,980

Net increase (decrease) in net assets resulting from capital transactions	(225,777,033)	65,470,591	10,676,279	98,062,630

Total increase (decrease) in net assets	(134,992,161)	185,100,395	(16,487,958)	44,284,863
Net assets:
Beginning of year	395,847,769	210,747,374	108,847,167	64,562,304

End of year	$260,855,608	$395,847,769	$92,359,209	$108,847,167

Accumulated undistributed net investment loss at end of year	$(1,759,281)	$(20,259)	$(705,745)	$(5,444)

Changes in shares outstanding
Shares outstanding, beginning of year	8,200,017	5,500,017	8,379,937	1,779,937
Shares sold	19,350,000	28,250,000	27,600,000	24,500,000
Shares repurchased	(22,300,000)	(25,550,000)	(24,500,000)	(17,900,000)

Shares outstanding, end of year	5,250,017	8,200,017	11,479,937	8,379,937

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	135

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares[1]		Direxion Daily Financial Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(7,682,951)	$(9,007,496)	$(8,015,812)	$(7,583,733)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	531,488,252	(352,307,766)	(757,773,308)	(249,703,259)
Net unrealized appreciation (depreciation) on investment securities and swaps	90,729,420	179,421,975	133,526,046	(187,985,749)

Net increase (decrease) in net assets resulting from operations	614,534,721	(181,893,287)	(632,263,074)	(445,272,741)

Capital share transactions:
Proceeds from shares sold	3,272,734,587	6,028,659,950	3,354,194,222	5,259,122,462
Cost of shares redeemed	(4,483,032,523)	(5,934,157,907)	(3,139,210,173)	(4,923,027,996)
Transaction fees	828,375	1,369,761	800,477	1,521,998

Net increase (decrease) in net assets resulting from capital transactions	(1,209,469,561)	95,871,804	215,784,526	337,616,464

Total decrease in net assets	(594,934,840)	(86,021,483)	(416,478,548)	(107,656,277)
Net assets:
Beginning of year	1,609,419,064	1,695,440,547	1,091,989,612	1,199,645,889

End of year	$1,014,484,224	$1,609,419,064	$675,511,064	$1,091,989,612

Accumulated undistributed net investment loss at end of year	$(7,838,723)	$(17,003)	$(6,429,505)	$(35,029)

Changes in shares outstanding
Shares outstanding, beginning of year	21,969,361	15,289,361	27,381,645	19,024,539
Shares sold	42,070,000	60,380,000	121,450,000	104,660,000
Shares repurchased	(54,731,037)	(53,700,000)	(109,850,000)	(96,302,894)

Shares outstanding, end of year	9,308,324	21,969,361	38,981,645	27,381,645

[1]	On November 10, 2011, the Fund had 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

The accompanying notes are an integral part of these financial statements.

136	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Real Estate Bull 3X Shares		Direxion Daily Real Estate Bear 3X Shares[1]
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment income (loss)	$(247,739)	$380,260	$(233,778)	$(408,244)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	22,511,117	39,892,800	(14,887,531)	(43,215,938)
Net unrealized appreciation (depreciation) on investment securities and swaps	13,751,832	(22,904,594)	743,814	14,026,691

Net increase (decrease) in net assets resulting from operations	36,015,210	17,368,466	(14,377,495)	(29,597,491)

Distributions to shareholders:
Net investment income	—	(181,738)	—	—
Net realized gain	(4,895,478)	—	—	—

Total distributions	(4,895,478)	(181,738)	—	—
Capital share transactions:
Proceeds from shares sold	87,451,587	274,951,985	31,011,781	75,040,259
Cost of shares redeemed	(153,309,465)	(261,848,837)	(30,089,289)	(90,368,004)
Transaction fees	29,445	63,704	7,426	27,110

Net increase (decrease) in net assets resulting from capital transactions	(65,828,433)	13,166,852	929,918	(15,300,635)

Total increase (decrease) in net assets	(34,708,701)	30,353,580	(13,447,577)	(44,898,126)
Net assets:
Beginning of year	141,147,613	110,794,033	33,972,619	78,870,745

End of year	$106,438,912	$141,147,613	$20,525,042	$33,972,619

Accumulated undistributed net investment income (loss) at end of year	$(380,144)	$60,492	$(180,252)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	2,550,000	2,050,000	773,978	773,978
Shares sold	1,250,000	4,950,000	1,170,000	1,120,000
Shares repurchased	(2,300,000)	(4,450,000)	(1,060,101)	(1,120,000)

Shares outstanding, end of year	1,500,000	2,550,000	883,877	773,978

[1]	On November 10, 2011, the Fund had 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	137

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(1,185,353)	$(1,448,378)	$(335,488)	$(375,610)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	72,559,079	56,916,113	(20,967,598)	(26,286,091)
Net unrealized appreciation (depreciation) on investment securities and swaps	(30,665,885)	(14,419,477)	9,081,798	5,806,430

Net increase (decrease) in net assets resulting from operations	40,707,841	41,048,258	(12,221,288)	(20,855,271)

Distributions to shareholders:
Net investment income	—	(87)	—	—
Net realized gain	—	(4,538,700)	—	—

Total distributions	—	(4,538,787)	—	—
Capital share transactions:
Proceeds from shares sold	96,573,823	234,233,688	61,844,130	63,090,433
Cost of shares redeemed	(222,801,624)	(259,081,557)	(46,317,392)	(57,173,798)
Transaction fees	48,315	55,895	7,174	18,998

Net increase (decrease) in net assets resulting from capital transactions	(126,179,486)	(24,791,974)	15,533,912	5,935,633

Total increase (decrease) in net assets	(85,471,645)	11,717,497	3,312,624	(14,919,638)
Net assets:
Beginning of year	208,711,622	196,994,125	38,611,780	53,531,418

End of year	$123,239,977	$208,711,622	$41,924,404	$38,611,780

Accumulated undistributed net investment loss at end of year	$—	$—	$(281,858)	$(1,751)

Changes in shares outstanding
Shares outstanding, beginning of year	5,000,000	4,900,000	2,409,929	1,909,929
Shares sold	2,050,000	5,850,000	5,950,000	2,900,000
Shares repurchased	(4,500,000)	(5,750,000)	(4,100,000)	(2,400,000)

Shares outstanding, end of year	2,550,000	5,000,000	4,259,929	2,409,929

The accompanying notes are an integral part of these financial statements.

138	DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Treasury Bull 3X Shares		Direxion Daily 7-10 Treasury Bear 3X Shares
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(44,519)	$(101,665)	$(522,374)	$(636,689)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	1,225,506	2,133,298	(16,349,207)	(7,289,750)
Net unrealized appreciation (depreciation) on investment securities and swaps	(418,406)	991,507	3,002,779	(15,698,640)

Net increase (decrease) in net assets resulting from operations	762,581	3,023,140	(13,868,802)	(23,625,079)

Distributions to shareholders:
Net investment income	—	(37,858)	—	—
Net realized gain	(168,471)	(658,108)	—	—

Total distributions	(168,471)	(695,966)	—	—
Capital share transactions:
Proceeds from shares sold	11,625,300	89,792,687	9,530,292	58,621,615
Cost of shares redeemed	(15,348,451)	(91,261,827)	(9,292,074)	(28,776,039)
Transaction fees	4,604	28,147	2,416	10,094

Net increase (decrease) in net assets resulting from capital transactions	(3,718,547)	(1,440,993)	240,634	29,855,670

Total increase (decrease) in net assets	(3,124,437)	886,181	(13,628,168)	6,230,591
Net assets:
Beginning of year	7,415,542	6,529,361	65,795,087	59,564,496

End of year	$4,291,105	$7,415,542	$52,166,919	$65,795,087

Accumulated undistributed net investment loss at end of year	$—	$—	$(424,387)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	100,000	100,000	2,200,000	1,450,000
Shares sold	150,000	1,500,000	400,000	1,450,000
Shares repurchased	(200,000)	(1,500,000)	(350,000)	(700,000)

Shares outstanding, end of year	50,000	100,000	2,250,000	2,200,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	139

Statements of Changes in Net Assets

	Direxion Daily 20+ Treasury Bull 3X Shares		Direxion Daily 20+ Treasury Bear 3X Shares[1]
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Operations:
Net investment loss	$(68,520)	$(151,897)	$(2,824,302)	$(3,480,599)
Net realized gain (loss) on investment securities, in-kind redemptions and swaps	3,615,615	12,728,738	(144,641,693)	(287,939,718)
Net unrealized appreciation (depreciation) on investment securities and swaps	656,722	1,968,768	6,994,273	(48,842,208)

Net increase (decrease) in net assets resulting from operations	4,203,817	14,545,609	(140,471,722)	(340,262,525)

Distributions to shareholders:
Net investment income	—	(146,150)	—	—
Net realized gain	(245,889)	(444,298)	—	—

Total distributions	(245,889)	(590,448)	—	—
Capital share transactions:
Proceeds from shares sold	137,049,603	313,884,791	281,050,589	683,202,003
Cost of shares redeemed	(126,111,005)	(324,204,046)	(136,895,051)	(270,427,741)
Transaction fees	29,290	97,175	40,898	87,433

Net increase (decrease) in net assets resulting from capital transactions	10,967,888	(10,222,080)	144,196,436	412,861,695

Total increase in net assets	14,925,816	3,733,081	3,724,714	72,599,170
Net assets:
Beginning of year	18,847,152	15,114,071	295,029,388	222,430,218

End of year	$33,772,968	$18,847,152	$298,754,102	$295,029,388

Accumulated undistributed net investment loss at end of year	$—	$—	$(2,389,021)	$—

Changes in shares outstanding
Shares outstanding, beginning of year	300,000	350,000	3,540,000	1,160,000
Shares sold	2,000,000	6,650,000	4,300,000	3,990,000
Shares repurchased	(1,850,000)	(6,700,000)	(2,240,211)	(1,610,000)

Shares outstanding, end of year	450,000	300,000	5,599,789	3,540,000

[1]	On November 10, 2011, the Fund had 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 reverse stock split.

The accompanying notes are an integral part of these financial statements.

140	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2012

													RATIO TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[2,3]	Net Investment Income (Loss)[2,4]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000’s ommited)	Net Expenses[3,8]	Total Expenses[3,8]	Net Investment Income (Loss) After Expense Reimbursement[3,8]	Net Expenses[4,8]	Total Expenses[4,8]	Net Investment Income (Loss) After Expense Reimbursement[4,8]	Portfolio Turnover Rate[6]
Direxion Daily S&P 500® Bull 3X Shares (formerly Direxion Daily Large Cap Bull 3X Shares)
For the Year Ended October 31, 2012	$62.11	$(0.46)	$(0.45)	$23.29	$22.83	$—	$—	$—	$—	$84.94	36.76%	$169,911	0.97%	1.03%	(0.63)%	0.95%	1.01%	(0.62)%	24%
For the Year Ended October 31, 2011	$58.88	(0.38)	(0.36)	3.61	3.23	—	—	—	—	$62.11	5.49%	$291,922	0.97%	1.05%	(0.54)%	0.95%	1.03%	(0.52)%	248%
For the Year Ended October 31, 2010	$47.27	0.29	0.31	19.47	19.76	(0.35)	(7.80)	—	(8.15)	$58.88	45.15%	$203,150	0.98%	1.08%	0.57%	0.95%	1.05%	0.60%	116%
For the Period November 5, 2008[1] Through October 31, 2009	$60.00	0.39	0.39	(12.74)[9]	(12.35)	(0.38)	—	—	(0.38)	$47.27	(20.35)%	$191,459	0.95%	1.15%	1.27%	0.95%	1.15%	1.27%	368%
Direxion Daily S&P 500® Bear 3X Shares (formerly Direxion Daily Large Cap Bear 3X Shares)
For the Year Ended October 31, 2012	$32.15	(0.21)	(0.21)	(13.90)	(14.11)	—	—	—	—	$18.04	(43.89)%	$208,011	0.95%	1.03%	(0.95)%	0.95%	1.03%	(0.95)%	0%
For the Year Ended October 31, 2011	$54.95	(0.36)	(0.36)	(22.44)	(22.80)	—	—	—	—	$32.15	(41.49)%	$198,654	0.95%	1.05%	(0.90)%	0.95%	1.05%	(0.90)%	0%
For the Year Ended October 31, 2010	$111.40	(0.65)	(0.65)	(55.80)	(56.45)	—	—	—	—	$54.95	(50.67)%	$283,978	0.96%	1.04%	(0.88)%	0.95%	1.03%	(0.87)%	0%
For the Period November 5, 2008[1] Through October 31, 2009	$300.00	(1.30)	(1.30)	(187.30)	(188.60)	—	—	—	—	$111.40	(62.87)%	$360,969	0.95%	1.10%	(0.85)%	0.95%	1.10%	(0.85)%	0%
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2012	$36.09	(0.44)	(0.18)	8.94	8.50	—	(10.82)	—	(10.82)	$33.77	26.11%	$33,768	1.67%	1.81%	(1.23)%	0.95%	1.08%	(0.51)%	80%
For the Year Ended October 31, 2011	$38.20	(0.30)	(0.20)	1.84	1.54	(0.04)	(3.61)	—	(3.65)	$36.09	1.64%	$66,763	1.15%	1.31%	(0.65)%	0.95%	1.11%	(0.45)%	63%
For the Year Ended October 31, 2010	$28.00	(0.05)	0.12	18.82	18.77	(0.13)	(8.44)	—	(8.57)	$38.20	78.65%	$42,020	1.45%	1.74%	(0.14)%	0.95%	1.24%	0.36%	153%
For the Period January 7, 2009[1] Through October 31, 2009	$20.00	0.11	0.11	7.98	8.09	(0.09)	—	—	(0.09)	$28.00	40.65%	$33,605	0.95%	1.37%	0.64%	0.95%	1.37%	0.64%	180%
Direxion Daily Mid Cap Bear 3X Shares
For the Year Ended October 31, 2012	$33.27	(0.22)	(0.22)	(13.87)	(14.09)	—	—	—	—	$19.18	(42.35)%	$16,784	0.95%	1.28%	(0.95)%	0.95%	1.28%	(0.95)%	0%
For the Year Ended October 31, 2011	$61.65	(0.38)	(0.38)	(28.00)	(28.38)	—	—	—	—	$33.27	(46.03)%	$17,464	0.95%	1.32%	(0.90)%	0.95%	1.32%	(0.90)%	0%
For the Year Ended October 31, 2010	$172.60	(0.80)	(0.80)	(110.15)	(110.95)	—	—	—	—	$61.65	(64.28)%	$18,192	0.95%	1.30%	(0.86)%	0.95%	1.30%	(0.86)%	0%
For the Period January 7, 2009[1] Through October 31, 2009	$600.00	(1.70)	(1.70)	(425.70)	(427.40)	—	—	—	—	$172.60	(71.23)%	$16,396	0.95%	1.60%	(0.85)%	0.95%	1.60%	(0.85)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2012	$47.54	(0.41)	(0.40)	10.31	9.90	—	—	—	—	$57.44	20.82%	$761,097	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2011	$52.83	(0.41)	(0.40)	(4.88)[9]	(5.29)	—	—	—	—	$47.54	(10.01)%	$934,175	0.97%	1.03%	(0.68)%	0.95%	1.01%	(0.66)%	306%
For the Year Ended October 31, 2010	$36.12	(0.01)	(0.01)	21.50	21.49	(0.11)	(4.67)	—	(4.78)	$52.83	65.88%	$472,871	0.96%	1.07%	(0.03)%	0.95%	1.06%	(0.02)%	165%
For the Period November 5, 2008[1] Through October 31, 2009	$60.00	0.13	0.13	(23.86)[9]	(23.73)	(0.15)	—	—	(0.15)	$36.12	(39.50)%	$281,739	0.95%	1.13%	0.50%	0.95%	1.13%	0.50%	303%
Direxion Daily Small Cap Bear 3X Shares
For the Year Ended October 31, 2012	$30.55	(0.19)	(0.18)	(14.64)	(14.83)	—	—	—	—	$15.72	(48.54)%	$845,931	0.96%	1.01%	(0.95)%	0.95%	1.00%	(0.95)%	0%
For the Year Ended October 31, 2011	$67.71	(0.38)	(0.38)	(36.78)	(37.16)	—	—	—	—	$30.55	(54.88)%	$925,717	0.95%	1.02%	(0.90)%	0.95%	1.02%	(0.90)%	0%
For the Year Ended October 31, 2010	$214.35	(0.90)	(0.90)	(145.74)	(146.64)	—	—	—	—	$67.71	(68.41)%	$887,785	0.95%	1.03%	(0.87)%	0.95%	1.03%	(0.87)%	0%
For the Period November 5, 2008[1] Through October 31, 2009	$900.00	(2.10)	(2.10)	(683.55)	(685.65)	—	—	—	—	$214.35	(76.18)%	$477,844	0.95%	1.09%	(0.86)%	0.95%	1.09%	(0.86)%	0%
Direxion Daily China Bull 3X Shares
For the Year Ended October 31, 2012	$22.90	(0.09)	(0.09)	(6.36)	(6.45)	—	—	—	—	$16.45	(28.17)%	$55,095	0.96%	1.11%	(0.49)%	0.95%	1.10%	(0.48)%	34%
For the Year Ended October 31, 2011	$52.47	(0.12)	(0.11)	(28.07)	(28.19)	—	(1.38)	—	(1.38)	$22.90	(54.98)%	$45,799	0.97%	1.08%	(0.28)%	0.95%	1.06%	(0.26)%	39%
For the Period December 3, 2009[1] Through October 31, 2010	$40.00	0.09	0.09	12.52	12.61	(0.14)	—	—	(0.14)	$52.47	31.71%	$52,466	0.96%	1.21%	0.27%	0.95%	1.20%	0.28%	131%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	141

Financial Highlights

October 31, 2012

													RATIO TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[2,3]	Net Investment Income (Loss)[2,4]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000’s ommited)	Net Expenses[3,8]	Total Expenses[3,8]	Net Investment Income (Loss) After Expense Reimbursement[3,8]	Net Expenses[4,8]	Total Expenses[4,8]	Net Investment Income (Loss) After Expense Reimbursement[4,8]	Portfolio Turnover Rate[6]
Direxion Daily China Bear 3X Shares
For the Year Ended October 31, 2012	$16.27	$(0.14)	$(0.14)	$(3.61)	$(3.75)	$—	$—	$—	$—	$12.52	(23.05)%	$11,894	0.97%	1.34%	(0.97)%	0.95%	1.32%	(0.95)%	0%
For the Year Ended October 31, 2011	$16.97	(0.15)	(0.15)	(0.55)	(0.70)	—	—	—	—	$16.27	(4.12)%	$10,575	0.95%	1.34%	(0.91)%	0.95%	1.34%	(0.91)%	0%
For the Period December 3, 2009[1] Through October 31, 2010	$40.00	(0.25)	(0.25)	(22.78)	(23.03)	—	—	—	—	$16.97	(57.58)%	$6,787	0.96%	1.60%	(0.88)%	0.95%	1.59%	(0.87)%	0%
Direxion Daily Developed Markets Bull 3X Shares
For the Year Ended October 31, 2012	$39.57	(0.04)	(0.03)	(0.05)	(0.09)	(0.19)	(2.36)	—	(2.55)	$36.93	1.51%	$20,313	0.98%	1.42%	(0.13)%	0.95%	1.40%	(0.10)%	0%
For the Year Ended October 31, 2011	$65.30	0.63	0.68	(20.58)	(19.95)	(1.83)	(3.95)	—	(5.78)	$39.57	(33.56)%	$21,766	1.03%	1.39%	1.04%	0.95%	1.31%	1.12%	116%
For the Year Ended October 31, 2010	$75.46	0.43	0.63	6.39	6.82	(0.73)	(16.25)	—	(16.98)	$65.30	10.27%	$22,857	1.26%	1.89%	0.71%	0.95%	1.58%	1.02%	85%
For the Period December 16, 2008[1] Through October 31, 2009	$60.00	0.70	0.70	15.36	16.06	(0.60)	—	—	(0.60)	$75.46	27.15%	$18,865	0.95%	2.11%	1.37%	0.95%	2.11%	1.37%	100%
Direxion Daily Developed Markets Bear 3X Shares
For the Year Ended October 31, 2012	$33.92	(0.27)	(0.26)	(12.48)	(12.75)	—	—	—	—	$21.17	(37.59)%	$15,662	0.96%	1.55%	(0.96)%	0.95%	1.53%	(0.95)%	0%
For the Year Ended October 31, 2011	$46.95	(0.34)	(0.34)	(12.69)	(13.03)	—	—	—	—	$33.92	(27.75)%	$14,922	0.95%	1.70%	(0.91)%	0.95%	1.70%	(0.91)%	0%
For the Year Ended October 31, 2010	$91.30	(0.60)	(0.60)	(43.75)	(44.35)	—	—	—	—	$46.95	(48.58)%	$15,496	0.95%	1.88%	(0.86)%	0.95%	1.88%	(0.86)%	0%
For the Period December 16, 2008[1] Through October 31, 2009	$300.00	(1.35)	(1.35)	(207.35)	(208.70)	—	—	—	—	$91.30	(69.57)%	$4,566	0.95%	2.91%	(0.84)%	0.95%	2.91%	(0.84)%	0%
Direxion Daily Emerging Markets Bull 3X Shares[10]
For the Year Ended October 31, 2012	$97.34	(0.27)	(0.26)	(10.27)	(10.54)	(0.09)	—	—	(0.09)	$86.71	(10.81)%	$330,345	0.96%	0.98%	(0.34)%	0.95%	0.97%	(0.34)%	0%
For the Year Ended October 31, 2011	$187.10	(0.54)	(0.51)	(83.70)	(84.24)	(0.13)	(5.39)	—	(5.52)	$97.34	(46.33)%	$410,780	0.97%	1.01%	(0.35)%	0.95%	0.99%	(0.33)%	187%
For the Year Ended October 31, 2010	$147.00	0.95	0.95	68.10	69.05	(0.95)	(28.00)	—	(28.95)	$187.10	50.97%	$353,661	0.96%	1.02%	0.63%	0.95%	1.01%	0.64%	148%
For the Period December 16, 2008[1] Through October 31, 2009	$75.00	1.25	1.25	71.60	72.85	(0.85)	—	—	(0.85)	$147.00	97.28%	$235,151	0.95%	1.05%	1.28%	0.95%	1.05%	1.28%	160%
Direxion Daily Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2012	$18.87	(0.14)	(0.14)	(6.96)	(7.10)	—	—	—	—	$11.77	(37.63)%	$124,084	0.96%	1.02%	(0.96)%	0.95%	1.01%	(0.95)%	0%
For the Year Ended October 31, 2011	$24.09	(0.19)	(0.19)	(5.03)	(5.22)	—	—	—	—	$18.87	(21.67)%	$113,942	0.95%	1.05%	(0.91)%	0.95%	1.05%	(0.91)%	0%
For the Year Ended October 31, 2010	$73.30	(0.37)	(0.37)	(48.84)	(49.21)	—	—	—	—	$24.09	(67.14)%	$127,414	0.95%	1.06%	(0.87)%	0.95%	1.06%	(0.87)%	0%
For the Period December 16, 2008[1] Through October 31, 2009	$600.00	(0.68)	(0.68)	(526.02)	(526.70)	—	—	—	—	$73.30	(87.78)%	$103,663	0.95%	1.24%	(0.87)%	0.95%	1.24%	(0.87)%	0%
Direxion Daily India Bull 3X Shares
For the Year Ended October 31, 2012	$28.38	(0.15)	(0.15)	(9.47)	(9.62)	—	(0.29)	—	(0.29)	$18.47	(34.92)%	$22,159	0.96%	1.21%	(0.78)%	0.95%	1.20%	(0.77)%	65%
For the Year Ended October 31, 2011	$50.93	(0.29)	(0.28)	(21.97)	(22.26)	—	(0.29)	—	(0.29)	$28.38	(43.93)%	$14,190	0.96%	1.18%	(0.75)%	0.95%	1.17%	(0.74)%	0%
For the Period March 11, 2010[1] Through October 31, 2010	$40.00	(0.24)	(0.23)	11.17 [9]	10.93	—	—	—	—	$50.93	27.33%	$10,185	0.96%	2.11%	(0.86)%	0.95%	2.10%	(0.86)%	0%
Direxion Daily Latin America Bull 3X Shares[10]
For the Year Ended October 31, 2012	$98.35	(0.04)	0.01	(25.00)	(25.04)	(0.72)	(7.13)	—	(7.85)	$65.46	(26.27)%	$25,526	1.02%	1.01%	(0.06)%	0.95%	0.94%	0.01%	0%
For the Year Ended October 31, 2011	$198.95	0.83	0.87	(86.98)	(86.15)	(3.41)	(11.04)	—	(14.45)	$98.35	(46.60)%	$43,276	0.98%	1.30%	0.57%	0.95%	1.27%	0.60%	102%
For the Period December 3, 2009[1] Through October 31, 2010	$200.00	1.15	1.15	(1.20)	(0.05)	(1.00)	—	—	(1.00)	$198.95	0.15%	$35,811	0.97%	1.57%	0.83%	0.95%	1.55%	0.85%	54%
Direxion Daily Russia Bull 3X Shares[11]
For the Year Ended October 31, 2012	$49.53	(0.17)	(0.17)	(21.24)	(21.41)	(0.09)	—	—	(0.09)	$28.03	(43.25)%	$19,620	0.97%	1.39%	(0.54)%	0.95%	1.37%	(0.53)%	114%
For the Period May 25, 2011[1] Through October 31, 2011	$120.00	(0.28)	(0.28)	(70.19)	(70.47)	—	—	—	—	$49.53	(58.73)%	$9,906	0.95%	3.29%	(0.94)%	0.95%	3.29%	(0.94)%	108%
Direxion Daily Russia Bear 3X Shares
For the Year Ended October 31, 2012	$35.32	(0.25)	(0.24)	(14.29)	(14.54)	—	—	—	—	$20.78	(41.17)%	$10,388	0.99%	1.86%	(0.98)%	0.95%	1.83%	(0.95)%	0%
For the Period May 25, 2011[1] Through October 31, 2011	$40.00	(0.17)	(0.17)	(4.51)	(4.68)	—	—	—	—	$35.32	(11.70)%	$3,532	0.96%	3.57%	(0.94)%	0.95%	3.56%	(0.93)%	0%

The accompanying notes are an integral part of these financial statements.

142	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2012

													RATIO TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[2,3]	Net Investment Income (Loss)[2,4]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000’s ommited)	Net Expenses[3,8]	Total Expenses[3,8]	Net Investment Income (Loss) After Expense Reimbursement[3,8]	Net Expenses[4,8]	Total Expenses[4,8]	Net Investment Income (Loss) After Expense Reimbursement[4,8]	Portfolio Turnover Rate[6]
Direxion Daily Basic Materials Bull 3X Shares
For the Year Ended October 31, 2012	$24.78	$(0.12)	$(0.12)	$1.17	$1.05	$—	$—	$—	$—	$25.83	4.24%	$2,583	0.95%	2.25%	(0.46)%	0.95%	2.25%	(0.46)%	45%
For the Period June 15, 2011[1] Through October 31, 2011	$40.00	(0.03)	(0.03)	(15.19)	(15.22)	—	—	—	—	$24.78	(38.05)%	$3,717	0.95%	3.81%	(0.24)%	0.95%	3.81%	(0.24)%	76%
Direxion Daily Gold Miners Bull 3X Shares
For the Year Ended October 31, 2012	$32.56	(0.13)	(0.13)	(14.89)	(15.02)	—	(1.02)	—	(1.02)	$16.52	(47.00)%	$418,014	0.96%	0.97%	(0.89)%	0.95%	0.96%	(0.89)%	39%
For the Period December 8, 2010[1] Through October 31, 2011	$40.00	(0.27)	(0.27)	(7.17)	(7.44)	—	—	—	—	$32.56	(18.60)%	$109,073	0.96%	1.14%	(0.91)%	0.95%	1.13%	(0.90)%	13%
Direxion Daily Gold Miners Bear 3X Shares
For the Year Ended October 31, 2012	$33.21	(0.33)	(0.32)	(7.11)	(7.44)	—	(1.98)	—	(1.98)	$23.79	(24.70)%	$47,578	0.96%	1.17%	(0.96)%	0.95%	1.16%	(0.95)%	0%
For the Period December 8, 2010[1] Through October 31, 2011	$40.00	(0.33)	(0.33)	(6.46)[9]	(6.79)	—	—	—	—	$33.21	(16.98)%	$8,303	0.95%	1.83%	(0.92)%	0.95%	1.83%	(0.92)%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Year Ended October 31, 2012	$32.67	(0.25)	(0.24)	21.52	21.27	(0.02)	(0.74)	—	(0.76)	$53.18	66.77%	$5,319	0.98%	2.24%	(0.60)%	0.95%	2.21%	(0.57)%	0%
For the Period June 15, 2011[1] Through October 31, 2011	$40.00	(0.00)[7]	(0.00)[7]	(7.33)	(7.33)	—	—	—	—	$32.67	(18.33)%	$4,901	0.95%	3.43%	(0.02)%	0.95%	3.43%	(0.02)%	48%
Direxion Daily Natural Gas Related Bull 3X Shares
For the Year Ended October 31, 2012	$48.27	(0.16)	(0.16)	(23.31)	(23.47)	(0.08)	—	—	(0.08)	$24.72	(48.69)%	$22,244	0.96%	1.25%	(0.57)%	0.95%	1.25%	(0.57)%	141%
For the Year Ended October 31, 2011	$43.50	(0.31)	(0.30)	5.13 [9]	4.82	(0.05)	—	—	(0.05)	$48.27	11.07%	$14,481	0.97%	1.53%	(0.55)%	0.95%	1.51%	(0.53)%	40%
For the Period July 14, 2010[1] Through October 31, 2010	$40.00	(0.05)	(0.05)	3.55	3.50	—	—	—	—	$43.50	8.75%	$4,350	0.95%	3.67%	(0.45)%	0.95%	3.67%	(0.45)%	30%
Direxion Daily Natural Gas Related Bear 3X Shares
For the Year Ended October 31, 2012	$18.67	(0.16)	(0.16)	(3.29)	(3.45)	—	—	—	—	$15.22	(18.47)%	$6,850	0.96%	2.24%	(0.96)%	0.95%	2.23%	(0.94)%	0%
For the Year Ended October 31, 2011	$34.08	(0.20)	(0.19)	(15.21)	(15.41)	—	—	—	—	$18.67	(45.22)%	$2,801	0.95%	3.13%	(0.90)%	0.95%	3.13%	(0.90)%	0%
For the Period July 14, 2010[1] Through October 31, 2010	$40.00	(0.10)	(0.10)	(5.82)	(5.92)	—	—	—	—	$34.08	(14.80)%	$3,408	0.95%	3.48%	(0.89)%	0.95%	3.48%	(0.89)%	0%
Direxion Daily Retail Bull 3X Shares
For the Year Ended October 31, 2012	$61.86	(0.52)	(0.49)	50.90	50.38	—	(2.90)	—	(2.90)	$109.34	85.76%	$10,934	0.98%	1.87%	(0.61)%	0.95%	1.83%	(0.57)%	93%
For the Year Ended October 31, 2011	$49.96	(0.17)	(0.15)	12.73	12.56	(0.17)	(0.49)	—	(0.66)	$61.86	25.25%	$3,093	0.98%	2.17%	(0.29)%	0.95%	2.14%	(0.26)%	111%
For the Period July 14, 2010[1] Through October 31, 2010	$40.00	(0.03)	(0.03)	10.01	9.98	(0.02)	—	—	(0.02)	$49.96	24.96%	$4,996	0.95%	3.76%	(0.21)%	0.95%	3.76%	(0.21)%	1%
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2012	$32.89	(0.19)	(0.19)	(8.95)	(9.14)	—	—	—	—	$23.75	(27.80)%	$92,609	0.97%	1.05%	(0.62)%	0.95%	1.03%	(0.61)%	84%
For the Year Ended October 31, 2011	$37.49	(0.24)	(0.23)	(4.36)	(4.60)	—	—	—	—	$32.89	(12.27)%	$121,685	0.98%	1.06%	(0.58)%	0.95%	1.03%	(0.55)%	69%
For the Period March 11, 2010[1] Through October 31, 2010	$40.00	(0.04)	(0.04)	(2.46)[9]	(2.50)	(0.01)	—	—	(0.01)	$37.49	(6.25)%	$61,853	0.95%	1.27%	(0.20)%	0.95%	1.27%	(0.20)%	46%
Direxion Daily Semiconductor Bear 3X Shares
For the Year Ended October 31, 2012	$54.79	(0.36)	(0.36)	(14.62)	(14.98)	—	—	—	—	$39.81	(27.33)%	$29,858	0.95%	1.16%	(0.95)%	0.95%	1.16%	(0.94)%	0%
For the Year Ended October 31, 2011	$115.25	(0.65)	(0.61)	(55.50)	(56.15)	—	(4.31)	—	(4.31)	$54.79	(49.74)%	$19,172	1.01%	1.32%	(0.97)%	0.95%	1.26%	(0.91)%	0%
For the Period March 11, 2010[1] Through October 31, 2010	$200.00	(0.90)	(0.90)	(83.85)	(84.75)	—	—	—	—	$115.25	(42.38)%	$9,219	0.96%	1.78%	(0.87)%	0.95%	1.77%	(0.86)%	0%
Direxion Daily Energy Bull 3X Shares
For the Year Ended October 31, 2012	$48.27	(0.28)	(0.27)	1.70	1.42	—	—	—	—	$49.69	2.94%	$260,856	0.97%	0.99%	(0.59)%	0.95%	0.97%	(0.57)%	347%
For the Year Ended October 31, 2011	$38.32	(0.24)	(0.22)	10.19	9.95	—	—	—	—	$48.27	25.97%	$395,848	0.98%	0.99%	(0.40)%	0.95%	0.96%	(0.37)%	302%
For the Year Ended October 31, 2010	$41.85	0.13	0.13	1.40	1.53	(0.21)	(4.85)	—	(5.06)	$38.32	3.67%	$210,747	0.96%	1.00%	0.39%	0.95%	0.99%	0.40%	126%
For the Period November 6, 2008[1] Through October 31, 2009	$60.00	0.26	0.26	(18.18)[9]	(17.92)	(0.23)	—	—	(0.23)	$41.85	(29.75)%	$133,917	0.95%	1.05%	0.81%	0.95%	1.05%	0.81%	518%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	143

Financial Highlights

October 31, 2012

													RATIO TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[2,3]	Net Investment Income (Loss)[2,4]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000’s ommited)	Net Expenses[3,8]	Total Expenses[3,8]	Net Investment Income (Loss) After Expense Reimbursement[3,8]	Net Expenses[4,8]	Total Expenses[4,8]	Net Investment Income (Loss) After Expense Reimbursement[4,8]	Portfolio Turnover Rate[6]
Direxion Daily Energy Bear 3X Shares
For the Year Ended October 31, 2012	$12.99	$(0.09)	$(0.09)	$(4.85)	$(4.94)	$—	$—	$—	$—	$8.05	(38.03)%	$92,359	0.96%	0.96%	(0.96)%	0.95%	0.95%	(0.95)%	0%
For the Year Ended October 31, 2011	$36.27	(0.16)	(0.15)	(23.12)	(23.28)	—	—	—	—	$12.99	(64.19)%	$108,847	1.02%	1.15%	(0.98)%	0.95%	1.08%	(0.91)%	0%
For the Year Ended October 31, 2010	$63.15	(0.48)	(0.46)	(26.40)	(26.88)	—	—	—	—	$36.27	(42.57)%	$64,562	0.99%	1.17%	(0.92)%	0.95%	1.13%	(0.88)%	0%
For the Period November 6, 2008[1] Through October 31, 2009	$300.00	(0.75)	(0.75)	(236.10)	(236.85)	—	—	—	—	$63.15	(78.95)%	$71,339	0.95%	1.13%	(0.86)%	0.95%	1.13%	(0.88)%	0%
Direxion Daily Financial Bull 3X Shares[10]
For the Year Ended October 31, 2012	$73.26	(0.42)	(0.41)	36.15	35.73	—	—	—	—	$108.99	48.77%	$1,014,484	0.97%	0.97%	(0.56)%	0.95%	0.95%	(0.55)%	5%
For the Year Ended October 31, 2011	$110.90	(0.58)	(0.57)	(37.06)	(37.64)	—	—	—	—	$73.26	(33.94)%	$1,609,419	0.97%	0.97%	(0.53)%	0.95%	0.95%	(0.51)%	63%
For the Year Ended October 31, 2010	$112.35	0.15	0.20	(1.10)	(0.95)	(0.50)	—	—	(0.50)	$110.90	(0.97)%	$1,695,441	0.96%	0.99%	0.14%	0.95%	0.98%	0.15%	19%
For the Period November 6, 2008[1] Through October 31, 2009	$500.00	0.60	0.60	(387.35)[9]	(386.75)	(0.90)	—	—	(0.90)	$112.35	(77.36)%	$1,314,219	0.95%	0.98%	0.80%	0.95%	0.98%	0.80%	365%
Direxion Daily Financial Bear 3X Shares
For the Year Ended October 31, 2012	$39.88	(0.24)	(0.24)	(22.31)	(22.55)	—	—	—	—	$17.33	(56.54)%	$675,511	0.95%	0.96%	(0.95)%	0.95%	0.96%	(0.95)%	0%
For the Year Ended October 31, 2011	$63.05	(0.44)	(0.44)	(22.73)	(23.17)	—	—	—	—	$39.88	(36.75)%	$1,091,990	0.96%	0.99%	(0.92)%	0.95%	0.98%	(0.91)%	0%
For the Year Ended October 31, 2010	$114.80	(0.70)	(0.65)	(51.05)	(51.75)	—	—	—	—	$63.05	(45.08)%	$1,199,646	0.96%	1.00%	(0.89)%	0.95%	0.99%	(0.88)%	0%
For the Period November 6, 2008[1] Through October 31, 2009	$3,000.00	(1.45)	(1.45)	(2,883.75)	(2,885.20)	—	—	—	—	$114.80	(96.17)%	$1,216,063	0.95%	1.00%	(0.86)%	0.95%	1.00%	(0.86)%	0%
Direxion Daily Real Estate Bull 3X Shares
For the Year Ended October 31, 2012	$55.35	(0.15)	(0.12)	17.76	17.61	—	(2.00)	—	(2.00)	$70.96	34.26%	$106,439	1.00%	1.07%	(0.23)%	0.95%	1.02%	(0.19)%	72%
For the Year Ended October 31, 2011	$54.05	0.17	0.19	1.18	1.35	(0.05)	—	—	(0.05)	$55.35	2.51%	$141,148	0.99%	1.03%	0.29%	0.95%	0.99%	0.33%	110%
For the Year Ended October 31, 2010	$26.78	0.76	0.77	29.89	30.65	(1.02)	(2.36)	—	(3.38)	$54.05	123.46%	$110,794	0.97%	1.06%	1.93%	0.95%	1.04%	1.95%	146%
For the Period July 15, 2009[1] Through October 31, 2009	$15.00	0.19	0.19	11.63 [9]	11.82	(0.04)	—	—	(0.04)	$26.78	78.71%	$107,118	0.96%	1.11%	2.43%	0.95%	1.10%	2.44%	132%
Direxion Daily Real Estate Bear 3X Shares[10]
For the Year Ended October 31, 2012	$43.89	(0.26)	(0.25)	(20.41)	(20.67)	—	—	—	—	$23.22	(47.10)%	$20,525	0.95%	1.32%	(0.95)%	0.95%	1.32%	(0.94)%	0%
For the Year Ended October 31, 2011	$101.90	(0.67)	(0.67)	(57.34)	(58.01)	—	—	—	—	$43.89	(56.93)%	$33,973	0.95%	1.15%	(0.90)%	0.95%	1.15%	(0.90)%	0%
For the Year Ended October 31, 2010	$526.75	(1.60)	(1.55)	(422.30)	(423.90)	—	(0.95)	—	(0.95)	$101.90	(80.57)%	$78,871	0.96%	1.10%	(0.88)%	0.95%	1.09%	(0.87)%	0%
For the Period July 15, 2009[1] Through October 31, 2009	$1,500.00	(1.25)	(1.25)	(972.00)	(973.25)	—	—	—	—	$526.75	(64.88)%	$47,416	0.95%	1.65%	(0.94)%	0.95%	1.65%	(0.94)%	0%
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2012	$41.74	(0.35)	(0.34)	6.94	6.59	—	—	—	—	$48.33	15.79%	$123,240	0.97%	1.01%	(0.72)%	0.95%	0.99%	(0.70)%	137%
For the Year Ended October 31, 2011	$40.20	(0.30)	(0.28)	2.68	2.38	(0.00)[7]	(0.84)	—	(0.84)	$41.74	5.82%	$208,712	0.98%	1.01%	(0.69)%	0.95%	0.98%	(0.66)%	12%
For the Year Ended October 31, 2010	$33.55	(0.19)	(0.12)	14.37	14.18	—	(7.53)	—	(7.53)	$40.20	47.33%	$196,994	1.15%	1.20%	(0.56)%	0.95%	1.00%	(0.36)%	106%
For the Period December 16, 2008[1] Through October 31, 2009	$15.00	(0.05)	(0.05)	18.61	18.56	(0.01)	—	—	(0.01)	$33.55	123.80%	$114,065	0.95%	1.07%	(0.23)%	0.95%	1.07%	(0.23)%	206%
Direxion Daily Technology Bear 3X Shares
For the Year Ended October 31, 2012	$16.02	(0.10)	(0.10)	(6.08)	(6.18)	—	—	—	—	$9.84	(38.58)%	$41,924	0.95%	1.13%	(0.95)%	0.95%	1.13%	(0.95)%	0%
For the Year Ended October 31, 2011	$28.03	(0.20)	(0.20)	(11.81)	(12.01)	—	—	—	—	$16.02	(42.85)%	$38,612	0.95%	1.07%	(0.90)%	0.95%	1.07%	(0.90)%	0%
For the Year Ended October 31, 2010	$62.85	(0.36)	(0.36)	(34.46)	(34.82)	—	—	—	—	$28.03	(55.40)%	$53,531	0.96%	1.11%	(0.88)%	0.95%	1.10%	(0.87)%	0%
For the Period December 16, 2008[1] Through October 31, 2009	$300.00	(0.60)	(0.60)	(236.55)	(237.15)	—	—	—	—	$62.85	(79.05)%	$41,478	0.95%	1.21%	(0.87)%	0.95%	1.21%	(0.87)%	0%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2012	$74.16	(0.78)	(0.77)	14.12	13.34	—	(1.68)	—	(1.68)	$85.82	18.28%	$4,291	0.96%	2.04%	(0.96)%	0.95%	2.03%	(0.95)%	0%
For the Year Ended October 31, 2011	$65.29	(0.56)	(0.56)	13.68	13.12	(0.19)	(4.06)	—	(4.25)	$74.16	22.76%	$7,416	0.96%	1.52%	(0.92)%	0.95%	1.51%	(0.91)%	0%
For the Year Ended October 31, 2010	$51.24	0.62	0.62	14.13	14.75	(0.70)	—	—	(0.70)	$65.29	29.17%	$6,529	0.95%	1.85%	1.15%	0.95%	1.85%	1.15%	536%
For the Period April 15, 2009[1] Through October 31, 2009	$60.00	0.51	0.51	(8.84)	(8.33)	(0.43)	—	—	(0.43)	$51.24	(13.85)%	$10,248	0.95%	3.14%	2.07%	0.95%	3.14%	2.07%	176%

The accompanying notes are an integral part of these financial statements.

144	DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2012

													RATIO TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[2,3]	Net Investment Income (Loss)[2,4]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[5]	Net Assets, End of Period (000’s omitted)	Net Expenses[3,8]	Total Expenses[3,8]	Net Investment Income (Loss) After Expense Reimbursement[3,8]	Net Expenses[4,8]	Total Expenses[4,8]	Net Investment Income (Loss) After Expense Reimbursement[4,8]	Portfolio Turnover Rate[6]
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2012	$29.91	$(0.24)	$(0.24)	$(6.48)	$(6.72)	$—	$—	$—	$—	$23.19	(22.47)%	$52,167	0.95%	1.00%	(0.95)%	0.95%	1.00%	(0.95)%	0%
For the Year Ended October 31, 2011	$41.08	(0.36)	(0.36)	(10.81)	(11.17)	—	—	—	—	$29.91	(27.19)%	$65,795	0.95%	0.97%	(0.91)%	0.95%	0.97%	(0.91)%	0%
For the Year Ended October 31, 2010	$64.03	(0.44)	(0.43)	(17.20)	(17.64)	—	(5.31)	—	(5.31)	$41.08	(29.95)%	$59,564	0.95%	1.20%	(0.87)%	0.95%	1.20%	(0.87)%	0%
For the Period April 15, 2009[1] Through October 31, 2009	$60.00	(0.29)	(0.29)	4.32	4.03	—	—	—	—	$64.03	6.72%	$19,210	0.95%	2.21%	(0.89)%	0.95%	2.21%	(0.89)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2012	$62.82	(0.18)	(0.17)	12.96	12.78	—	(0.55)	—	(0.55)	$75.05	20.45%	$33,773	0.96%	1.10%	(0.26)%	0.95%	1.10%	(0.25)%	0%
For the Year Ended October 31, 2011	$43.18	(0.25)	(0.25)	21.17	20.92	(0.29)	(0.99)	—	(1.28)	$62.82	51.23%	$18,847	0.95%	1.14%	(0.64)%	0.95%	1.14%	(0.64)%	128%
For the Year Ended October 31, 2010	$42.56	0.56	0.57	5.03	5.59	(0.77)	(4.20)	—	(4.97)	$43.18	15.27%	$15,114	0.95%	1.61%	1.42%	0.95%	1.61%	1.42%	658%
For the Period April 15, 2009[1] Through October 31, 2009	$60.00	0.64	0.64	(17.70)[9]	(17.06)	(0.38)	—	—	(0.38)	$42.56	(28.43)%	$12,768	0.95%	1.98%	2.84%	0.95%	1.98%	2.84%	215%
Direxion Daily 20+ Year Treasury Bear 3X Shares[10]
For the Year Ended October 31, 2012	$83.34	(0.55)	(0.55)	(29.44)	(29.99)	—	—	—	—	$53.35	(35.99)%	$298,754	0.93%	0.92%	(0.93)%	0.93%	0.92%	(0.93)%	0%
For the Year Ended October 31, 2011	$191.75	(1.50)	(1.48)	(106.91)	(108.41)	—	—	—	—	$83.34	(56.54)%	$295,029	0.93%	0.94%	(0.89)%	0.92%	0.93%	(0.88)%	0%
For the Year Ended October 31, 2010	$324.45	(2.10)	(2.05)	(93.85)	(95.95)	—	(35.00)	(1.75)	(36.75)	$191.75	(33.48)%	$222,430	0.95%	0.95%	(0.87)%	0.95%	0.95%	(0.87)%	0%
For the Period April 15, 2009[1] Through October 31, 2009	$300.00	(1.60)	(1.60)	26.05 [9]	24.45	—	—	—	—	$324.45	8.15%	$90,852	0.95%	1.10%	(0.89)%	0.95%	1.10%	(0.89)%	0%

[1]	Commencement of investment operations.
[2]	Based on average shares outstanding.
[3]	Includes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.
[4]	Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.
[5]	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived the investment advisor.
[6]	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Portfolio turnover rate does not include effects of turnover of the swap portfolio.
[7]	Between $(0.005) and $0.00.
[8]	For periods less than a year, these ratios are annualized.
[9]	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s changes in net realized and unrealized gain (loss) on investment securities, in-kind transactions, swaps and options for the period.
[10]	On November 10, 2011, the Fund had a 1:5 reverse stock split. Per share data have been adjusted to give effect to 1:5 reverse stock split.
[11]	On November 10, 2011, the Fund had a 1:3 reverse stock split. Per share data have been adjusted to give effect to 1:3 reverse stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT	145

Direxion Shares ETF Trust

NOTES TO THE FINANCIAL STATEMENTS

October 31, 2012

1.	ORGANIZATION

The Direxion Shares ETF Trust (the “Trust”) is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a registered investment company that has 47 separate series (each, a “Fund” and together the “Funds”). 37 of these Funds are included in this report:

Direxion Daily S&P 500® Bull 3X Shares*
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily Small Cap Bull 3X Shares
Direxion Daily China Bull 3X Shares
Direxion Daily Developed Markets Bull 3X Shares
Direxion Daily Emerging Markets Bull 3X Shares
Direxion Daily India Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily Russia Bull 3X Shares
Direxion Daily Basic Materials Bull 3X Shares
Direxion Daily Gold Miners Bull 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Energy Bull 3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares

Direxion Daily S&P 500® Bear 3X Shares*
Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily Small Cap Bear 3X Shares
Direxion Daily China Bear 3X Shares
Direxion Daily Developed Markets Bear 3X Shares
Direxion Daily Emerging Markets Bear 3X Shares

Direxion Daily Russia Bear 3X Shares

Direxion Daily Gold Miners Bear 3X Shares

Direxion Daily Natural Gas Related Bear 3X Shares

Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bear 3X Shares
Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Technology Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bear 3X Shares

* Effective June 29, 2012, the Direxion Daily S&P 500® Bull 3X Shares and Direxion Daily S&P 500® Bear 3X Shares were renamed from the Direxion Daily Large Cap Bull 3X Shares and Direxion Daily Large Cap Bear 3X Shares, respectively.

Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index or benchmark. The Funds with the word “Bull” in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word “Bear” in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index^	-300%
Direxion Daily Mid Cap Bull 3X Shares		300%
Direxion Daily Mid Cap Bear 3X Shares	S&P Mid Cap 400® Index^^	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily China Bull 3X Shares		300%
Direxion Daily China Bear 3X Shares	The Bank of New York Mellon China Select ADR® Index	-300%
Direxion Daily Developed Markets Bull 3X Shares		300%
Direxion Daily Developed Markets Bear 3X Shares	MSCI EAFE® Index	-300%

146	DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Emerging Markets Bull 3X Shares		300%
Direxion Daily Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily India Bull 3X Shares	Indus India Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Direxion Daily Russia Bull 3X Shares		300%
Direxion Daily Russia Bear 3X Shares	Market Vectors Russia Index^^^	-300%
Direxion Daily Basic Materials Bull 3X Shares	Materials Select Sector Index	300%
Direxion Daily Gold Miners Bull 3X Shares		300%
Direxion Daily Gold Miners Bear 3X Shares	NYSE Arca Gold Miners Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Natural Gas Related Bull 3X Shares		300%
Direxion Daily Natural Gas Related Bear 3X Shares	ISE-Revere Natural Gas Index	-300%
Direxion Daily Retail Bull 3X Shares	Russell 1000® Retail Index	300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily Energy Bull 3X Shares		300%
Direxion Daily Energy Bear 3X Shares	Energy Select Sector Index^^^^	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Real Estate Bull 3X Shares		300%
Direxion Daily Real Estate Bear 3X Shares	MSCI US REIT Index SM	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index^^^^^	-300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	NYSE 7-10 Year Treasury Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	NYSE 20 Year Plus Treasury Bond Index	-300%

^

Effective June 29, 2012, the Direxion Daily S&P 500® Bull 3X Shares and Direxion Daily S&P 500® Bear 3X Shares were renamed from the Direxion Daily Large Cap Bull 3X Shares and Direxion Daily Large Cap Bear 3X Shares, respectively. Prior to June 29, 2012, these Funds sought to track investment results of a multiple of the daily return of the Russell 1000® Index.

^^

Prior to June 29, 2012, the Direxion Daily Mid Cap Bull 3X Shares and Direxion Daily Mid Cap Bear 3X Shares sought to track investment results of a multiple of the daily return of the Russell Midcap® Index.

^^^	Prior to March 19, 2012, the Direxion Daily Russia Bull 3X Shares and Direxion Daily Russia Bear 3X Shares sought to track investment results of a multiple of the daily return of the DAX Global Russia + Index.
^^^^

Prior to June 29, 2012, the Direxion Daily Energy Bull 3X Shares and Direxion Daily Energy Bear 3X Shares sought to track investment results of a multiple of the daily return of the Russell 1000® Energy Index.

^^^^^

Prior to June 29, 2012, the Direxion Daily Technology Bull 3X Shares and Direxion Daily Technology Bear 3X Shares sought to track investment results of a multiple of the daily return of the Russell 1000® Technology Index.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a)  Investment Valuation – The Net Asset Value (“NAV”) per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern time), each day the NYSE is

DIREXION ANNUAL REPORT	147

open for business. On days that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close all day, the Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the “Fixed Income Funds”) do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00pm Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ® Official Closing Price (“NOCP”) provided by NASDAQ each business day. Over the Counter securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swaps contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Securities or swap contracts are fair valued as determined by Rafferty Asset Management, LLC (the “Adviser”) under the supervision of the Board of Trustees (the “Board”) in the following scenarios: a) reliable market quotations are not readily available; b) the Funds’ pricing service does not provide a valuation for such securities; c) the Fund’s pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b)  Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivatives contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund’s obligations are accrued daily and offset by any amounts owed to the Fund.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. However, in certain instances, market factors such as interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund’s obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds’ custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” on the Statement of Operations and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps” on the Statement of Operations.

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as interest rate environment and the demand to borrow the securities underlining the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

148	DIREXION ANNUAL REPORT

The Funds collateralize swap agreements with cash and certain securities as indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by a Fund. The Funds do not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are collateralized daily directly to Funds while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty can not meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Fund in regard to potential counterparty default and credit-risk related contingent features at October 31, 2012 is as follows:

	Direxion Daily S&P 500® Bull 3X Shares			Direxion Daily S&P 500® Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(5,596,559)	$26,758,934	$21,162,375
Citibank N.A.	—	—	—	(3,122,796)	11,954,223	8,831,427
Credit Suisse Capital, LLC	(3,173,063)	15,463,568	12,290,505	—	—	—
Deutsche Bank AG London	—	—	—	(6,313,301)	30,892,184	24,578,883
Bank of America Merrill Lynch	—	—	—	(5,350,700)	24,870,156	19,519,456
Morgan Stanley Capital Services	—	—	—	(313,190)	6,918,705	6,605,515

Total	$(3,173,063)	$15,463,568	$12,290,505	$(20,696,546)	$101,394,202	$80,697,656

	Direxion Daily Mid Cap Bull 3X Shares			Direxion Daily Mid Cap Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(278,064)	$1,975,944	$1,697,880
Credit Suisse Capital, LLC	—	—	—	(2,049,150)	7,623,096	5,573,946
Morgan Stanley Capital Services	(75,043)	1,482,382	1,407,339	—	—	—

Total	$(75,043)	$1,482,382	$1,407,339	$(2,327,214)	$9,599,040	$7,271,826

	Direxion Daily Small Cap Bull 3X Shares			Direxion Daily Small Cap Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(1,381,871)	$87,714,016	$86,332,145	$—	$—	$—
Citibank N.A.	—	—	—	(5,443,031)	57,307,268	51,864,237
Credit Suisse Capital, LLC	—	—	—	(15,868,478)	188,165,536	172,297,058
Deutsche Bank AG London	(9,497,504)	107,484,237	97,986,733	—	—	—
Bank of America Merrill Lynch	(3,415,011)	100,820,657	97,405,646	—	—	—

Total	$(14,294,386)	$296,018,910	$281,724,524	$(21,311,509)	$245,472,804	$224,161,295

DIREXION ANNUAL REPORT	149

	Direxion Daily China Bull 3X Shares			Direxion Daily China Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse Capital, LLC	$—	$—	$—	$(3,630)	$1,221,650	$1,218,020
Deutsche Bank AG London	—	—	—	(133,701)	1,370,867	1,237,166
Morgan Stanley Capital Services	—	—	—	(150,656)	1,000,474	849,818

Total	$—	$—	$—	$(287,987)	$3,592,991	$3,305,004

	Direxion Daily Developed Markets Bull 3X Shares			Direxion Daily Developed Markets Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(128,195)	$1,948,607	$1,820,412	$—	$—	$—
Deutsche Bank AG London	(64,788)	1,636,667.91	1,571,880	—	—	—
Morgan Stanley Capital Services	—	—	—	(562,821)	3,406,631	2,843,810

Total	$(192,983)	$3,585,275	$3,392,292	$(562,821)	$3,406,631	$2,843,810

	Direxion Daily Emerging Markets Bull 3X Shares			Direxion Daily Emerging Markets Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(589,455)	$19,201,967	$18,612,512
Citibank N.A.	—	—	—	(223,383)	12,062,638	11,839,255
Credit Suisse Capital, LLC	—	—	—	(293,752)	11,118,933	10,825,181
Bank of America Merrill Lynch	—	—	—	(2,358,683)	17,544,302	15,185,619

Total	$—	$—	$—	$(3,465,273)	$59,927,840	$56,462,567

	Direxion Daily India Bull 3X Shares			Direxion Daily Latin America Bull 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(203,724)	$3,019,120	$2,815,396	$—	$—	$—
Deutsche Bank AG London	—	—	—	(679,304)	8,057,966	7,378,662
Bank of America Merrill Lynch	(404,862)	2,270,014	1,865,152	—	—	—

Total	$(608,586)	$5,289,134	$4,680,548	$(679,304)	$8,057,966	$7,378,662

	Direxion Daily Russia Bull 3X Shares			Direxion Daily Russia Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(209,628)	$2,863,160	$2,653,532	$—	$—	$—
Deutsche Bank AG London	(642,477)	2,928,152	2,285,675	—	—	—
Bank of America Merrill Lynch	(202,538)	1,710,011	1,507,473	—	—	—

Total	$(1,054,643)	$7,501,323	$6,446,680	$—	$—	$—

	Direxion Daily Basic Materials Bull 3X Shares			Direxion Daily Gold Miners Bull 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(44,598)	$400,000	$355,402	$—	$—	$—

Total	$(44,598)	$400,000	$355,402	$—	$—	$—

150	DIREXION ANNUAL REPORT

	Direxion Daily Gold Miners Bear 3X Shares			Direxion Daily Healthcare Bull 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Citibank N.A.	$(1,498,313)	$9,265,182	$7,766,869	$—	$—	$—
Credit Suisse Capital, LLC	(1,187,484)	6,150,398	4,962,914	—	—	—
Deutsche Bank AG London	(145,326)	6,926,032	6,780,706	(28,106)	315,789	287,683

Total	$(2,831,123)	$22,341,612	$19,510,489	$(28,106)	$315,789	$287,683

	Direxion Daily Natural Gas Related Bull 3X Shares			Direxion Daily Natural Gas Related Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Deutsche Bank AG London	$(553,209)	$2,392,150	$1,838,941	$—	$—	$—
Morgan Stanley Capital Services	(474,877)	2,940,417	2,465,540	(655)	640,139	639,484

Total	$(1,028,086)	$5,332,567	$4,304,481	$(655)	$640,139	$639,484

	Direxion Daily Retail Bull 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(3,236)	$90,000	$86,764

Total	$(3,236)	$90,000	$86,764

	Direxion Daily Semiconductor Bull 3X Shares			Direxion Daily Semiconductor Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(1,001,078)	$3,040,000	$2,038,922	$—	$—	$—
Citibank N.A.	—	—	—	(124,561)	1,314,918	1,190,357
Deutsche Bank AG London	(916,392)	118,934	(797,458)	—	—	—
Morgan Stanley Capital Services	(672,092)	14,231,380	13,559,288	—	—	—

Total	$(2,589,562)	$17,390,314	$14,800,752	$(124,561)	$1,314,918	$1,190,357

	Direxion Daily Energy Bull 3X Shares			Direxion Daily Energy Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(311,337)	$2,534,926	$2,223,589	$—	$—	$—
Citibank N.A.	(837,551)	11,114,853	10,277,302	(233,134)	7,124,311	6,891,177
Deutsche Bank AG London	—	—	—	(1,086,319)	20,911,829	19,825,510

Total	$(1,148,888)	$13,649,779	$12,500,891	$(1,319,453)	$28,036,140	$26,716,687

	Direxion Daily Financial Bull 3X Shares			Direxion Daily Financial Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$—	$—	$—	$(28,229,855)	$109,343,936	$81,114,081
Citibank N.A.	—	—	—	(20,712,662)	42,547,348	21,834,686
Credit Suisse Capital, LLC	—	—	—	(32,260,543)	155,315,890	123,055,347
Bank of America Merrill Lynch	—	—	—	(12,521,607)	84,860,543	72,338,936

Total	$—	$—	$—	$(93,724,667)	$392,067,717	$298,343,050

DIREXION ANNUAL REPORT	151

	Direxion Daily Real Estate Bull 3X Shares			Direxion Daily Real Estate Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(976,459)	$16,932,660	$15,956,201	$—	$—	$—
Credit Suisse Capital, LLC	—	—	—	(1,055,676)	2,487,180	1,431,504
Deutsche Bank AG London	—	—	—	(888,778)	3,444,737	2,555,959
Bank of America Merrill Lynch	—	—	—	(544,620)	3,500,026	2,955,406
Morgan Stanley Capital Services	(408,158)	5,751,298	5,343,140	—	—	—

Total	$(1,384,617)	$22,683,958	$21,299,341	$(2,489,074)	$9,431,943	$6,942,869

	Direxion Daily Technology Bull 3X Shares			Direxion Daily Technology Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Deutsche Bank AG London	$(1,324,219)	$5,728,695	$4,404,476	$—	$—	$—
Bank of America Merrill Lynch	(424,008)	5,508,538	5,084,530	—	—	—

Total	$(1,748,227)	$11,237,233	$9,489,006	$—	$—	$—

	Direxion Daily 7-10 Year Treasury Bull 3X Shares			Direxion Daily 7-10 Year Treasury Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse Capital, LLC	$—	$—	$—	$(176,142)	$5,542,203	$5,366,061
Deutsche Bank AG London	—	—	—	(14,780,554)	37,849,029	23,068,475
Morgan Stanley Capital Services	—	—	—	(155,290)	5,191,092	5,035,802

Total	$—	$—	$—	$(15,111,986)	$48,582,324	$33,470,338

	Direxion Daily 20+ Year Treasury Bull 3X Shares			Direxion Daily 20+ Year Treasury Bear 3X Shares
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
BNP Paribas	$(110,631)	$1,660,000	$1,549,369	$(2,949,557)	$46,289,891	$43,340,334
Credit Suisse Capital, LLC	—	—	—	(27,609,839)	83,616,501	56,006,662
Deutsche Bank AG London	—	—	—	(3,319,966)	51,208,751	47,888,785
Morgan Stanley Capital Services	—	—	—	(591,857)	26,168,756	25,576,899

Total	$(110,631)	$1,660,000	$1,549,369	$(34,471,219)	$207,283,899	$172,812,680

At October 31, 2012, if such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

c)  Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

d)  Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

e)  Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite

152	DIREXION ANNUAL REPORT

distributions of net investment income and net realized capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income and excise taxes. No provision for federal income taxes has been made.

f)  Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust’s series in proportion to their respective net assets.

g)  Distributions to Shareholders – Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the year ended October 31, 2012 and period ended October 31, 2011 were as follows:

	Year Ended October 31, 2012			Period Ended October 31, 2011
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P 500® Bull 3X Shares	$—	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	2,655,510	11,232,565	—	3,217,175	643,838	—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	—	—
Direxion Daily China Bull 3X Shares	—	—	—	1,867,105	—	—
Direxion Daily China Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	736,507	682,457	—	2,233,277	—	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	474,997	—	—	12,262,138	120,999	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—	—	—
Direxion Daily India Bull 3X Shares	—	—	—	101,976	—	—
Direxion Daily Latin America Bull 3X Shares	706,678	2,845,142	—	3,222,351	—	—
Direxion Daily Russia Bull 3X Shares	49,002	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Gold Miners Bull 3X Shares	3,413,450	—	—	—	—	—
Direxion Daily Gold Miners Bear 3X Shares	296,491	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	75,364	—	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	19,000	—	—	4,000	1,366	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	148,613	141,208	—	65,396	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	725,779	—	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	1,679,210	3,216,260	8	181,738	—	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	4,538,787	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	168,471	—	—	667,921	28,045	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	245,889	—	—	555,758	34,690	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—

DIREXION ANNUAL REPORT	153

At October 31, 2012, the components of accumulated earnings/loss of the Funds on a tax-basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily S&P 500® Bull 3X Shares	$14,047,319	$—	$—	$(67,622)	$13,979,697
Direxion Daily S&P 500® Bear 3X Shares	(36,027,420)	—	—	(659,920,865)	(695,948,285)
Direxion Daily Mid Cap Bull 3X Shares	4,102,766	—	—	(1,364,792)	2,737,974
Direxion Daily Mid Cap Bear 3X Shares	(3,579,930)	—	—	(49,515,816)	(53,095,746)
Direxion Daily Small Cap Bull 3X Shares	(1,834,549)	—	—	(20,634)	(1,855,183)
Direxion Daily Small Cap Bear 3X Shares	(630,822,314)		—	(1,008,356,074)	(1,639,178,388)
Direxion Daily China Bull 3X Shares	(15,389,381)	—	—	(14,644,998)	(30,034,379)
Direxion Daily China Bear 3X Shares	(3,868,054)	—	—	(5,856,961)	(9,725,015)
Direxion Daily Developed Markets Bull 3X Shares	(3,484,119)	—	—	(3,378,424)	(6,862,543)
Direxion Daily Developed Markets Bear 3X Shares	(5,880,084)	—	—	(23,580,294)	(29,460,378)
Direxion Daily Emerging Markets Bull 3X Shares	(79,930,738)	—	—	(68,403,198)	(148,333,936)
Direxion Daily Emerging Markets Bear 3X Shares	(45,459,431)		—	(206,034,661)	(251,494,092)
Direxion Daily India Bull 3X Shares	(6,311,562)	—	—	(6,729,851)	(13,041,413)
Direxion Daily Latin America Bull 3X Shares	(8,060,015)	—	—	(14,545,546)	(22,605,561)
Direxion Daily Russia Bull 3X Shares	(1,831,263)	—	—	(2,859,226)	(4,690,489)
Direxion Daily Russia Bear 3X Shares	222,481	—	—	(3,104,791)	(2,882,310)
Direxion Daily Basic Materials Bull 3X Shares	11,421	—	—	(1,218,015)	(1,206,594)
Direxion Daily Gold Miners Bull 3X Shares	35,681,436	—	—	(14,951,505)	20,729,931
Direxion Daily Gold Miners Bear 3X Shares	(16,637,902)	—	—	—	(16,637,902)
Direxion Daily Healthcare Bull 3X Shares	1,214,302	—	—	(137,895)	1,076,407
Direxion Daily Natural Gas Related Bull 3X Shares	(5,716,765)	—	—	(299,151)	(6,015,916)
Direxion Daily Natural Gas Related Bear 3X Shares	(916,813)		—	(1,329,783)	(2,246,596)
Direxion Daily Retail Bull 3X Shares	1,152,679	600,893	—	(41,725)	1,711,847
Direxion Daily Semiconductor Bull 3X Shares	(8,152,232)	—	—	(23,195,440)	(31,347,672)
Direxion Daily Semiconductor Bear 3X Shares	(2,622,535)	—	—	(6,124,206)	(8,746,741)
Direxion Daily Energy Bull 3X Shares	61,758,192	—	—	(11,613,694)	50,144,498
Direxion Daily Energy Bear 3X Shares	(14,685,898)	—	—	(107,899,520)	(122,585,418)
Direxion Daily Financial Bull 3X Shares	28,960,827		—	(78,390,677)	(49,429,850)
Direxion Daily Financial Bear 3X Shares	(561,086,538)	—	—	(3,155,092,030)	(3,716,178,568)
Direxion Daily Real Estate Bull 3X Shares	4,867,954	—	—	(731,075)	4,136,879

154	DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)	Total Accumulated Earnings (Losses)
Direxion Daily Real Estate Bear 3X Shares	$(11,771,510)	$—	$—	$(142,250,413)	$(154,021,923)
Direxion Daily Technology Bull 3X Shares	1,595,846	—	—	—	1,595,846
Direxion Daily Technology Bear 3X Shares	(702,769)		—	(96,988,504)	(97,691,273)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	609,116	—	—	—	609,116
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(18,713,206)	—	—	(34,299,997)	(53,013,203)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(1,098,431)	—	—	—	(1,098,431)
Direxion Daily 20+ Year Treasury Bear 3X Shares	(145,627,400)	—	—	(421,178,301)	(566,805,701)

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily S&P 500® Bull 3X Shares	$122,293,878	$—	$(1,272,974)	$(1,272,974)
Direxion Daily S&P 500® Bear 3X Shares	152,072,794	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	21,006,935	—	(74,428)	(74,428)
Direxion Daily Mid Cap Bear 3X Shares	12,741,125	—	—	—
Direxion Daily Small Cap Bull 3X Shares	493,760,587	—	(1,737,935)	(1,737,935)
Direxion Daily Small Cap Bear 3X Shares	570,708,454	—	—	—
Direxion Daily China Bull 3X Shares	40,503,946	1,410,872	(1,788,213)	(377,341)
Direxion Daily China Bear 3X Shares	8,201,708	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	14,944,196	—	(659,719)	(659,719)
Direxion Daily Developed Markets Bear 3X Shares	10,523,312	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	238,216,121	—	(1,481,532)	(1,481,532)
Direxion Daily Emerging Markets Bear 3X Shares	87,063,246	—	—	—
Direxion Daily India Bull 3X Shares	17,900,084	52,221	(653,269)	(601,048)
Direxion Daily Latin America Bull 3X Shares	20,422,023	—	(1,644,209)	(1,644,209)
Direxion Daily Russia Bull 3X Shares	14,939,598	23,856	(319,037)	(295,181)
Direxion Daily Russia Bear 3X Shares	7,996,760	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	2,236,136	(29,924)	—	(29,924)
Direxion Daily Gold Miners Bull 3X Shares	275,618,259	1,622,033	(383,279)	1,238,754
Direxion Daily Gold Miners Bear 3X Shares	30,291,677	—	—	—
Direxion Daily Healthcare Bull 3X Shares	3,111,244	111,826	—	111,826
Direxion Daily Natural Gas Related Bull 3X Shares	16,991,930	33,721	(553,795)	(520,074)
Direxion Daily Natural Gas Related Bear 3X Shares	4,273,744	—	—	—
Direxion Daily Retail Bull 3X Shares	3,914,176	102,747	(68,781)	33,966
Direxion Daily Semiconductor Bull 3X Shares	78,130,792	528,989	(2,205,555)	(1,676,566)
Direxion Daily Semiconductor Bear 3X Shares	19,830,051	—	—	—
Direxion Daily Energy Bull 3X Shares	165,200,234	65,732	(1,140,758)	(1,075,026)
Direxion Daily Energy Bear 3X Shares	62,173,888	—	—	—
Direxion Daily Financial Bull 3X Shares	705,418,579	450,515	(2,536,407)	(2,085,892)

DIREXION ANNUAL REPORT	155

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Financial Bear 3X Shares	$545,597,242	$—	$—	$—
Direxion Daily Real Estate Bull 3X Shares	91,971,885	(1,857,345)	—	(1,857,345)
Direxion Daily Real Estate Bear 3X Shares	17,708,818	—	—	—
Direxion Daily Technology Bull 3X Shares	87,397,308	619,188	(169,184)	450,004
Direxion Daily Technology Bear 3X Shares	26,739,307	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	2,446,143	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	48,582,324	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	28,399,200	73,822	(168,688)	(94,866)
Direxion Daily 20+ Year Treasury Bear 3X Shares	199,063,900	—	—	—

The difference between the book cost of investments and the tax cost of investments are primarily attributable to tax deferral of losses on wash sales, mark to market of unrealized gains on passive foreign investment companies (“PFICs”) and basis adjustments on investments in real estate trusts (“REITs”).

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gain and losses under GAAP and tax reporting:

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily S&P 500® Bull 3X Shares	$1,500,926	$(60,524,372)	$59,023,446
Direxion Daily S&P 500® Bear 3X Shares	277,152	—	(277,152)
Direxion Daily Mid Cap Bull 3X Shares	337,214	(1,815,470)	1,478,256
Direxion Daily Mid Cap Bear 3X Shares	28,779	—	(28,779)
Direxion Daily Small Cap Bull 3X Shares	6,523,665	(95,372,053)	88,848,388
Direxion Daily Small Cap Bear 3X Shares	1,256,240	—	(1,256,240)
Direxion Daily China Bull 3X Shares	62,567	—	(62,567)
Direxion Daily China Bear 3X Shares	18,912	—	(18,912)
Direxion Daily Developed Markets Bull 3X Shares	73,638	148,122	(221,760)
Direxion Daily Developed Markets Bear 3X Shares	27,108	—	(27,108)
Direxion Daily Emerging Markets Bull 3X Shares	—	20,843,660	(20,843,660)
Direxion Daily Emerging Markets Bear 3X Shares	196,484	—	(196,484)
Direxion Daily India Bull 3X Shares	19,426	674,960	(694,386)
Direxion Daily Latin America Bull 3X Shares	399,051	339,163	(738,214)
Direxion Daily Russia Bull 3X Shares	—	202,526	(202,526)
Direxion Daily Russia Bear 3X Shares	9,897	—	(9,897)
Direxion Daily Basic Materials Bull 3X Shares	363	16,599	(16,962)
Direxion Daily Gold Miners Bull 3X Shares	56,780	3,880,196	(3,936,976)
Direxion Daily Gold Miners Bear 3X Shares	184,922	(2,494,844)	2,309,922
Direxion Daily Healthcare Bull 3X Shares	3,367	198,803	(202,170)
Direxion Daily Natural Gas Related Bull 3X Shares	120,608	(1,204,088)	1,083,480
Direxion Daily Natural Gas Related Bear 3X Shares	4,503	—	(4,503)
Direxion Daily Retail Bull 3X Shares	47,190	(3,564,617)	3,517,427
Direxion Daily Semiconductor Bull 3X Shares	98,680	804,176	(902,856)
Direxion Daily Semiconductor Bear 3X Shares	29,459	—	(29,459)
Direxion Daily Energy Bull 3X Shares	333,234	(26,931,680)	26,598,446
Direxion Daily Energy Bear 3X Shares	166,078	—	(166,078)
Direxion Daily Financial Bull 3X Shares	(138,769)	7,035,514	(6,896,745)
Direxion Daily Financial Bear 3X Shares	1,621,336	—	(1,621,336)
Direxion Daily Real Estate Bull 3X Shares	(192,897)	(2,531,285)	2,724,182

156	DIREXION ANNUAL REPORT

Funds	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Direxion Daily Real Estate Bear 3X Shares	$53,526	$—	$(53,526)
Direxion Daily Technology Bull 3X Shares	1,185,353	(45,557,147)	44,371,794
Direxion Daily Technology Bear 3X Shares	55,381	—	(55,381)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	44,519	(1,044,505)	999,986
Direxion Daily 7-10 Year Treasury Bear 3X Shares	97,987	—	(97,987)
Direxion Daily 20+ Year Treasury Bull 3X Shares	68,520	(3,505,110)	3,436,590
Direxion Daily 20+ Year Treasury Bear 3X Shares	435,281	—	(435,281)

Net investment income/(loss) and realized gain and losses for Federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gain and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to tax treatment of redemption in-kind, net operating losses, distribution reclasses, sales of REITs and PFICs and utilization of earning and profits distributed to shareholders on redemption of shares.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2012.

Funds	Ordinary Late Year Loss Deferral
Direxion Daily S&P 500® Bull Shares	$—
Direxion Daily S&P 500® Bear Shares	1,392,307
Direxion Daily Mid Cap Bull 3X Shares	256,247
Direxion Daily Mid Cap Bear 3X Shares	128,124
Direxion Daily Small Cap Bull 3X Shares	—
Direxion Daily Small Cap Bear 3X Shares	6,533,635
Direxion Daily China Bull 3X Shares	153,408
Direxion Daily China Bear 3X Shares	104,658
Direxion Daily Developed Market Bull 3X Shares	22,217
Direxion Daily Developed Market Bear 3X Shares	121,437
Direxion Daily Emerging Market Bull 3X Shares	1,693,266
Direxion Daily Emerging Market Bear 3X Shares	1,077,239
Direxion Daily India Bull 3X Shares	131,236
Direxion Daily Latin America Bull 3X Shares	36,689
Direxion Daily Russia Bull 3X Shares	157,520
Direxion Daily Russia Bear 3X Shares	65,233
Direxion Daily Basic Materials Bull 3X Shares	19,949
Direxion Daily Gold Miners Bull 3X Shares	1,643,787
Direxion Daily Gold Miners Bear 3X Shares	—
Direxion Daily Healthcare Bull 3X Shares	22,431
Direxion Daily Natural Gas Related Bull 3X Shares	—
Direxion Daily Natural Gas Related Bear 3X Shares	31,486
Direxion Daily Retail Bull 3X Shares	—
Direxion Daily Semiconductor Bull 3X Shares	509,741
Direxion Daily Semiconductor Bear 3X Shares	210,625

DIREXION ANNUAL REPORT	157

Funds	Ordinary Late Year Loss Deferral
Direxion Daily Energy Bull 3X Shares	$1,749,785
Direxion Daily Energy Bear 3X Shares	700,752
Direxion Daily Financial Bull 3X Shares	7,815,101
Direxion Daily Financial Bear 3X Shares	6,397,372
Direxion Daily Real Estate Bull 3X Shares	380,144
Direxion Daily Real Estate Bear 3X Shares	180,252
Direxion Daily Technology Bull 3X Shares	—
Direxion Daily Technology Bear 3X Shares	280,250
Direxion Daily 7-10 Treasury Bull 3X Shares	—
Direxion Daily 7-10 Treasury Bear 3X Shares	424,387
Direxion Daily 20+ Treasury Bull 3X Shares	—
Direxion Daily 20+ Treasury Bear 3X Shares	2,389,021

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short term capital losses.

At October 31, 2012, for Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

	Expiring:
Funds	October 31, 2019	October 31, 2018	October 31, 2017	Unlimited ST	Unlimited LT
Direxion Daily S&P 500® Bull 3X Shares	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	227,849,840	243,723,246	—	186,906,458	—
Direxion Daily Mid Cap Bull 3X Shares	—	—	—	—	1,081,882
Direxion Daily Mid Cap Bear 3X Shares	22,162,993	4,862,033	5,743,778	15,761,757	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	447,535,089	170,386,620	41,155,587	283,653,374	—
Direxion Daily China Bull 3X Shares	—	—	—	4,295,565	10,196,025
Direxion Daily China Bear 3X Shares	—	2,295,087	—	2,440,879	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	1,893,937	1,462,270
Direxion Daily Developed Markets Bear 3X Shares	6,226,800	3,814,712	2,982,535	10,402,533	—
Direxion Daily Emerging Markets Bull 3X Shares	—	—	—	29,299,368	37,224,280
Direxion Daily Emerging Markets Bear 3X Shares	73,271,322	33,557,979	24,388,554	62,338,620	—
Direxion Daily India Bull 3X Shares	1,150,428	—	—	1,866,606	3,581,581
Direxion Daily Latin America Bull 3X Shares	—	—	—	645,509	13,863,347
Direxion Daily Russia Bull 3X Shares	468,391	—	—	361,467	1,855,882
Direxion Daily Russia Bear 3X Shares	649,297	—	—	2,390,261	—
Direxion Daily Basic Materials Bull 3X Shares	710,002	—	—	233,088	254,976
Direxion Daily Gold Miners Bull 3X Shares	—	—	—	6,498,652	6,809,066
Direxion Daily Gold Miners Bear 3X Shares	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	115,464	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	1,124,766	—	—	—	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	—

158	DIREXION ANNUAL REPORT

	Expiring:
Funds	October 31, 2019	October 31, 2018	October 31, 2017	Unlimited ST	Unlimited LT
Direxion Daily Semiconductor Bull 3X Shares	$11,358,224	$1,271,002	$—	$—	$9,538,382
Direxion Daily Semiconductor Bear 3X Shares	961,396	—	—	4,946,429	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	9,854,414
Direxion Daily Energy Bear 3X Shares	12,590,578	3,644,343	25,942,062	63,738,305	—
Direxion Daily Financial Bull 3X Shares	—	—	—	—	60,685,239
Direxion Daily Financial Bear 3X Shares	679,926,863	839,658,285	833,736,449	701,275,993	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	350,931
Direxion Daily Real Estate Bear 3X Shares	81,864,882	40,732,146	—	19,473,133	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	37,175,240	11,093,015	13,642,542	34,795,848	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	2,880,591	13,265,888	—	17,729,131	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	101,871,069	93,882,293	—	210,744,285	—
Capital Loss Utilized during year ended October 31, 2012:
Direxion Daily Natural Gas Related Bear 3X Shares		194,636

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds’ financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2012, open Federal and state income tax years include the tax years ended October 31, 2009 through October 31, 2012. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

h)  Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

i)  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A creation unit consists of 50,000 shares. Creation units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund are disclosed in detail in the Statement of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Transaction fees received by each Fund are displayed in the Capital Share Transaction section of the Statement of Changes in Net Assets.

DIREXION ANNUAL REPORT	159

4.	INVESTMENT TRANSACTIONS

The table below displays each Fund’s investment transactions during the year ended October 31, 2012. Purchases represent the aggregate purchases of investments excluding cost of in-kind purchases, short-term investments purchases and swaps contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments and swap contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P 500® Bull 3X Shares	$423,336,778	$9,997,529	$149,002,942	$569,542,293
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	21,128,994	9,790,391	3,585,772	34,635,266
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	3,051,153,028	—	883,008,153	4,065,632,010
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily China Bull 3X Shares	6,265,445	2,919,533	—	—
Direxion Daily China Bear 3X Shares	—	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	—	—	—	1,958,987
Direxion Daily Developed Markets Bear 3X Shares	—	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	257,773,742	—	218,832,864	576,917,034
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily India Bull 3X Shares	3,939,389	3,713,899	9,414,948	4,153,841
Direxion Daily Latin America Bull 3X Shares	—	—	—	3,457,752
Direxion Daily Russia Bull 3X Shares	6,229,744	12,627,945	25,678,339	18,045,862
Direxion Daily Russia Bear 3X Shares	—	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	4,279,501	377,502	2,607,074	6,453,995
Direxion Daily Gold Miners Bull 3X Shares	26,264,500	126,728,592	513,764,467	324,442,822
Direxion Daily Gold Miners Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	573,765	—	—	1,523,977
Direxion Daily Natural Gas Related Bull 3X Shares	9,712,656	7,587,566	28,261,549	28,257,038
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—
Direxion Daily Retail Bull 3X Shares	1,661,348	6,345,485	5,712,661	—
Direxion Daily Semiconductor Bull 3X Shares	61,696,165	19,816,058	87,158,973	119,786,238
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Energy Bull 3X Shares	348,141,082	287,721,192	781,472,419	885,044,688
Direxion Daily Energy Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	2,089,423,260	13,165,955	1,257,649,853	3,587,322,521
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	100,367,449	15,116,180	60,586,202	129,781,365
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	134,551,246	54,542,423	80,198,660	181,560,834
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	19,398,719	—	25,567,376	30,253,736
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the periods ended October 31, 2012.

160	DIREXION ANNUAL REPORT

5.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of a Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

The Advisor has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund’s daily net assets at least until April 1, 2014. The breakpoint schedule is detailed in the table below:

Net Asset Range			Advisory Fees
$ 0	>	$1,500,000,000	0.75%
$1,500,000,000	>	$2,000,000,000	0.70%
$2,000,000,000	>	$2,500,000,000	0.65%
$2,500,000,000	>	$3,000,000,000	0.60%
$3,000,000,000	>	$3,500,000,000	0.55%
$3,500,000,000	>	$4,000,000,000	0.50%
$4,000,000,000	>	$4,500,000,000	0.45%
$4,500,000,000	>		0.40%

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds’ operating expenses to the extent that they exceed 0.95%. Any expense waiver is subject to reimbursement by the Funds, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupment by the Adviser.

	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring:			Total Potential Recoupment Amount
Funds			October 31, 2013	October 31, 2014	October 31, 2015
Direxion Daily S&P 500® Bull 3X Shares	$—	$152,594	$231,585	$196,813	$152,594	$580,992
Direxion Daily S&P 500® Bear 3X Shares	—	137,393	245,600	184,289	137,393	567,282
Direxion Daily Mid Cap Bull 3X Shares	—	64,230	117,830	84,186	64,230	266,246
Direxion Daily Mid Cap Bear 3X Shares	—	53,700	57,407	53,462	53,700	164,569
Direxion Daily Small Cap Bull 3X Shares	—	407,177	388,976	458,971	407,177	1,255,124
Direxion Daily Small Cap Bear 3X Shares	—	432,919	441,007	471,868	432,919	1,345,794
Direxion Daily China Bull 3X Shares	—	67,598	61,664	58,680	67,598	187,942
Direxion Daily China Bear 3X Shares	—	46,928	54,720	44,124	46,928	145,772
Direxion Daily Developed Markets Bull 3X Shares	—	89,363	128,151	99,810	89,363	317,324
Direxion Daily Developed Markets Bear 3X Shares	—	90,368	124,650	113,243	90,368	328,261
Direxion Daily Emerging Markets Bull 3X Shares	—	53,891	226,466	136,994	53,891	417,351
Direxion Daily Emerging Markets Bear 3X Shares	—	76,731	162,932	109,876	76,731	349,539

DIREXION ANNUAL REPORT	161

	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring:			Total Potential Recoupment Amount
Funds			October 31, 2013	October 31, 2014	October 31, 2015
Direxion Daily India Bull 3X Shares	$—	$50,500	$46,146	$46,548	$50,500	$143,194
Direxion Daily Latin America Bull 3X Shares	3,800	—	139,532	130,389	—	269,921
Direxion Daily Russia Bull 3X Shares	—	85,108	—	49,305	85,108	134,413
Direxion Daily Russia Bear 3X Shares	—	67,007	—	47,774	67,007	114,781
Direxion Daily Basic Materials Bull 3X Shares	—	57,071	—	41,511	57,071	98,582
Direxion Daily Gold Miners Bull 3X Shares	—	26,803	—	62,308	26,803	89,111
Direxion Daily Gold Miners Bear 3X Shares	—	39,741	—	69,032	39,741	108,773
Direxion Daily Healthcare Bull 3X Shares	—	54,637	—	41,323	54,637	95,960
Direxion Daily Natural Gas Related Bull 3X Shares	—	52,735	32,254	50,908	52,735	135,897
Direxion Daily Natural Gas Related Bear 3X Shares	—	48,130	29,826	49,235	48,130	127,191
Direxion Daily Retail Bull 3X Shares	—	68,917	37,037	69,732	68,917	175,686
Direxion Daily Semiconductor Bull 3X Shares	—	75,617	70,233	81,238	75,617	227,088
Direxion Daily Semiconductor Bear 3X Shares	—	52,970	43,292	56,523	52,970	152,785
Direxion Daily Energy Bull 3X Shares	—	70,146	95,853	62,054	70,146	228,053
Direxion Daily Energy Bear 3X Shares	4,326	—	96,100	79,437	—	175,537
Direxion Daily Financial Bull 3X Shares	—	21,107	402,641	13,036	21,107	436,784
Direxion Daily Financial Bear 3X Shares	—	76,986	376,722	182,983	76,986	636,691
Direxion Daily Real Estate Bull 3X Shares	—	77,997	126,145	47,965	77,997	252,107
Direxion Daily Real Estate Bear 3X Shares	—	91,712	109,566	88,452	91,712	289,730
Direxion Daily Technology Bull 3X Shares	—	60,396	97,188	63,119	60,396	220,703
Direxion Daily Technology Bear 3X Shares	—	62,025	77,090	51,556	62,025	190,671
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	50,043	102,789	62,151	50,043	214,983
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	25,290	88,451	15,244	25,290	128,985

162	DIREXION ANNUAL REPORT

	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring:			Total Potential Recoupment Amount
Funds			October 31, 2013	October 31, 2014	October 31, 2015
Direxion Daily 20+ Year Treasury Bull 3X Shares	$—	$39,097	$99,456	$44,789	$39,097	$183,342
Direxion Daily 20+ Year Treasury Bear 3X Shares	33,365	—	469	—	—	469

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees are currently being charged by any Fund, and there are currently no plans to impose these fees.

6.	FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3– Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of October 31, 2012:

	Direxion Daily S&P 500® Bull 3X Shares				Direxion Daily S&P 500® Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$37,939,725	$—	$—	$37,939,725	$—	$—	$—	$—
Short-Term Investments	83,081,179	—	—	83,081,179	152,072,794	—	—	152,072,794
Other Financial Instruments**	—	15,322,339	—	15,322,339	—	(16,989,472)	—	(16,989,472)

	Direxion Daily Mid Cap Bull 3X Shares				Direxion Daily Mid Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$2,542,023	$—	$—	$2,542,023	$—	$—	$—	$—
Short-Term Investments	18,390,484	—	—	18,390,484	12,741,125	—	—	12,741,125
Other Financial Instruments**	—	4,552,172	—	4,552,172	—	(2,294,560)	—	(2,294,560)

	Direxion Daily Small Cap Bull 3X Shares				Direxion Daily Small Cap Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$47,752,303	$—	$—	$47,752,303	$—	$—	$—	$—
Short-Term Investments	444,270,349	—	—	444,270,349	570,708,454	—	—	570,708,454
Other Financial Instruments**	—	71,487,743	—	71,487,743	—	548,229	—	548,229

	Direxion Daily China Bull 3X Shares				Direxion Daily China Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$9,926,113	$—	$—	$9,926,113	$—	$—	$—	$—
Short-Term Investments	30,200,492	—	—	30,200,492	8,201,708	—	—	8,201,708
Other Financial Instruments**	—	4,309,413	—	4,309,413	—	602,249	—	602,249

DIREXION ANNUAL REPORT	163

	Direxion Daily Developed Markets Bull 3X Shares				Direxion Daily Developed Markets Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$4,814,872	$—	$—	$4,814,872	$—	$—	$—	$—
Short-Term Investments	9,469,605	—	—	9,469,605	10,523,312	—	—	10,523,312
Other Financial Instruments**	—	1,925,102	—	1,925,102	—	(267,821)	—	(267,821)

	Direxion Daily Emerging Markets Bull 3X Shares				Direxion Daily Emerging Markets Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$42,012,447	$—	$—	$42,012,447	$—	$—	$—	$—
Short-Term Investments	194,722,142	—	—	194,722,142	87,063,246	—	—	87,063,246
Other Financial Instruments**	—	28,103,190	—	28,103,190	—	(2,893,891)	—	(2,893,891)

	Direxion Daily India Bull 3X Shares				Direxion Daily Latin America Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$7,339,527	$—	$—	$7,339,527	$7,583,388	$—	$—	$7,583,388
Short-Term Investments	9,959,509	—	—	9,959,509	11,194,426	—	—	11,194,426
Other Financial Instruments**	—	1,162,844	—	1,162,844	—	(154,607)	—	(154,607)

	Direxion Daily Russia Bull 3X Shares				Direxion Daily Russia Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$3,323,094	$—	$—	$3,323,094	$—	$—	$—	$—
Short-Term Investments	11,321,323	—	—	11,321,323	7,996,760	—	—	7,996,760
Other Financial Instruments**	—	2,065,281	—	2,065,281	—	2,624,733	—	2,624,733

	Direxion Daily Basic Materials Bull 3X Shares				Direxion Daily Gold Miners Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$574,437	$—	$—	$574,437	$117,845,511	$—	$—	$117,845,511
Short-Term Investments	1,631,775	—	—	1,631,775	159,011,502	—	—	159,011,502
Other Financial Instruments**	—	781,294	—	781,294	—	128,868,315	—	128,868,315

	Direxion Daily Gold Miners Bear 3X Shares				Direxion Daily Healthcare Bull 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$—	$—	$—	$—	$1,160,001	$—	$—	$1,160,001
Short-Term Investments	30,291,677	—	—	30,291,677	2,063,069	—	—	2,063,069
Other Financial Instruments**	—	(2,586,120)	—	(2,586,120)	—	1,926,304	—	1,926,304

	Direxion Daily Natural Gas Related Bull 3X Shares				Direxion Daily Natural Gas Related Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$5,933,394	$—	$—	$5,933,394	$—	$—	$—	$—
Short-Term Investments	10,538,462	—	—	10,538,462	4,273,744	—	—	4,273,744
Other Financial Instruments**	—	(784,788)	—	(784,788)	—	984,633	—	984,633

	Direxion Daily Retail Bull 3X Shares
	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,019,711	$—	$—	$2,019,711
Preferred Stocks*	6	—	—	6
Short-Term Investments	1,928,425	—	—	1,928,425
Other Financial Instruments**	—	1,317,014	—	1,317,014

	Direxion Daily Semiconductor Bull 3X Shares				Direxion Daily Semiconductor Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$40,005,783	$—	$—	$40,005,783	$—	$—	$—	$—
Short-Term Investments	36,448,443	—	—	36,448,443	19,830,051	—	—	19,830,051
Other Financial Instruments**	—	(1,479,071)	—	(1,479,071)	—	3,675,596	—	3,675,596

164	DIREXION ANNUAL REPORT

	Direxion Daily Energy Bull 3X Shares				Direxion Daily Energy Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$54,582,725	$—	$—	$54,582,725	$—	$—	$—	$—
Short-Term Investments	109,542,483	—	—	109,542,483	62,173,888	—	—	62,173,888
Other Financial Instruments**	—	63,391,741	—	63,391,741	—	(364,712)	—	(364,712)

	Direxion Daily Financial Bull 3X Shares				Direxion Daily Financial Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Common Stocks*	$178,697,698	$—	$—	$178,697,698	$—	$—	$—	$—
Short-Term Investments	524,634,989	—	—	524,634,989	545,597,242	—	—	545,597,242
Other Financial Instruments**	—	288,608,410	—	288,608,410	—	(90,891,796)	—	(90,891,796)

	Direxion Daily Real Estate Bull 3X Shares				Direxion Daily Real Estate Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$45,397,686	$—	$—	$45,397,686	$—	$—	$—	$—
Short-Term Investments	44,716,854	—	—	44,716,854	17,708,818	—	—	17,708,818
Other Financial Instruments**	—	37,213,173	—	37,213,173	—	(2,234,122)	—	(2,234,122)

	Direxion Daily Technology Bull 3X Shares				Direxion Daily Technology Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Equity*	$31,974,247	$—	$—	$31,974,247	$—	$—	$—	$—
Short-Term Investments	55,873,065	—	—	55,873,065	26,739,307	—	—	26,739,307
Other Financial Instruments**	—	3,491,596	—	3,491,596	—	2,967,412	—	2,967,412

	Direxion Daily 7-10 Year Treasury Bull 3X Shares				Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income*	$—	$—	$—	$—	$—	$—	$—	$—
Short-Term Investments	2,446,143	—	—	2,446,143	48,582,324	—	—	48,582,324
Other Financial Instruments**	—	652,540	—	652,540	—	(15,111,986)	—	(15,111,986)

	Direxion Daily 20+ Year Treasury Bull 3X Shares				Direxion Daily 20+ Year Treasury Bear 3X Shares
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Investment Companies – Fixed Income*	$17,500,837	$—	$—	$17,500,837	$—	$—	$—	$—
Short-Term Investments	10,803,497	—	—	10,803,497	199,063,900	—	—	199,063,900
Other Financial Instruments**	—	1,837,053	—	1,837,053	—	(34,471,219)	—	(34,471,219)

*	For further detail on each asset class, see the Schedule of Investments.
**	Other financial instruments include swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds also follow authoritative accounting standards which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

DIREXION ANNUAL REPORT	165

There were no transfers between Level 1 and Level 2 securities during the period ended October 31, 2011 and year ended October 31, 2012. There were no Level 3 securities held by the Funds during the period ended October 31, 2011 and year ended October 31, 2012. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period.

7.	VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2012, the Funds were invested in equity swap contracts. At October 31, 2012, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® Bull 3X Shares	$18,495,402	$—	$18,495,402
Direxion Daily S&P 500® Bear 3X Shares	3,707,074	—	3,707,074
Direxion Daily Mid Cap Bull 3X Shares	4,680,924	—	4,680,924
Direxion Daily Mid Cap Bear 3X Shares	36,500	—	36,500
Direxion Daily Small Cap Bull 3X Shares	86,921,463	—	86,921,463
Direxion Daily Small Cap Bear 3X Shares	21,859,738	—	21,859,738
Direxion Daily China Bull 3X Shares	4,327,647	—	4,327,647
Direxion Daily China Bear 3X Shares	890,236	—	890,236
Direxion Daily Developed Markets Bull 3X Shares	2,118,085	—	2,118,085
Direxion Daily Developed Markets Bear 3X Shares	355,766	—	355,766
Direxion Daily Emerging Markets Bull 3X Shares	28,328,113	—	28,328,113
Direxion Daily Emerging Markets Bear 3X Shares	867,734	—	867,734
Direxion Daily India Bull 3X Shares	1,851,876	—	1,851,876
Direxion Daily Latin America Bull 3X Shares	524,697	—	524,697
Direxion Daily Russia Bull 3X Shares	3,407,168	—	3,407,168
Direxion Daily Russia Bear 3X Shares	2,624,733	—	2,624,733
Direxion Daily Basic Materials Bull 3X Shares	825,892	—	825,892
Direxion Daily Gold Miners Bull 3X Shares	128,868,315	—	128,868,315
Direxion Daily Gold Miners Bear 3X Shares	454,956	—	454,956
Direxion Daily Healthcare Bull 3X Shares	1,954,410	—	1,954,410
Direxion Daily Natural Gas Related Bull 3X Shares	243,298	—	243,298
Direxion Daily Natural Gas Related Bear 3X Shares	985,288	—	985,288
Direxion Daily Retail Bull 3X Shares	1,320,250	—	1,320,250
Direxion Daily Semiconductor Bull 3X Shares	1,110,491	—	1,110,491
Direxion Daily Semiconductor Bear 3X Shares	3,800,157	—	3,800,157
Direxion Daily Energy Bull 3X Shares	64,540,629	—	64,540,629
Direxion Daily Energy Bear 3X Shares	954,741	—	954,741
Direxion Daily Financial Bull 3X Shares	288,900,701	—	288,900,701
Direxion Daily Financial Bear 3X Shares	2,832,871	—	2,832,871
Direxion Daily Real Estate Bull 3X Shares	38,597,790	—	38,597,790
Direxion Daily Real Estate Bear 3X Shares	254,952	—	254,952
Direxion Daily Technology Bull 3X Shares	6,486,429	—	6,486,429

166	DIREXION ANNUAL REPORT

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Technology Bear 3X Shares	2,967,412	—	2,967,412
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	652,540	652,540
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	1,948,932	1,948,932
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	89,986	89,986

[1]	Statement of Assets and Liabilities location: Net unrealized appreciation on swaps.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® Bull 3X Shares	$3,173,063	$—	$3,173,063
Direxion Daily S&P 500® Bear 3X Shares	20,696,546	—	20,696,546
Direxion Daily Mid Cap Bull 3X Shares	128,752	—	128,752
Direxion Daily Mid Cap Bear 3X Shares	2,331,060	—	2,331,060
Direxion Daily Small Cap Bull 3X Shares	15,433,720	—	15,433,720
Direxion Daily Small Cap Bear 3X Shares	21,311,509	—	21,311,509
Direxion Daily China Bull 3X Shares	18,234	—	18,234
Direxion Daily China Bear 3X Shares	287,987	—	287,987
Direxion Daily Developed Markets Bull 3X Shares	192,983	—	192,983
Direxion Daily Developed Markets Bear 3X Shares	623,587	—	623,587
Direxion Daily Emerging Markets Bull 3X Shares	224,923	—	224,923
Direxion Daily Emerging Markets Bear 3X Shares	3,761,625	—	3,761,625
Direxion Daily India Bull 3X Shares	689,032	—	689,032
Direxion Daily Latin America Bull 3X Shares	679,304	—	679,304
Direxion Daily Russia Bull 3X Shares	1,341,887	—	1,341,887
Direxion Daily Russia Bear 3X Shares	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	44,598	—	44,598
Direxion Daily Gold Miners Bull 3X Shares	—	—	—
Direxion Daily Gold Miners Bear 3X Shares	3,041,076	—	3,041,076
Direxion Daily Healthcare Bull 3X Shares	28,106	—	28,106
Direxion Daily Natural Gas Related Bull 3X Shares	1,028,086	—	1,028,086
Direxion Daily Natural Gas Related Bear 3X Shares	655	—	655
Direxion Daily Retail Bull 3X Shares	3,236	—	3,236
Direxion Daily Semiconductor Bull 3X Shares	2,589,562	—	2,589,562
Direxion Daily Semiconductor Bear 3X Shares	124,561	—	124,561
Direxion Daily Energy Bull 3X Shares	1,148,888	—	1,148,888
Direxion Daily Energy Bear 3X Shares	1,319,453	—	1,319,453
Direxion Daily Financial Bull 3X Shares	292,291	—	292,291
Direxion Daily Financial Bear 3X Shares	93,724,667	—	93,724,667
Direxion Daily Real Estate Bull 3X Shares	1,384,617	—	1,384,617
Direxion Daily Real Estate Bear 3X Shares	2,489,074	—	2,489,074
Direxion Daily Technology Bull 3X Shares	2,994,833	—	2,994,833
Direxion Daily Technology Bear 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	15,111,986	15,111,986
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	111,879	111,879
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	34,561,205	34,561,205

[2]	Statement of Assets and Liabilities location: Net unrealized depreciation on swaps.

DIREXION ANNUAL REPORT	167

Transactions in derivative instruments during the year ended October 31, 2012, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	$99,208,825	$—	$(7,302,092)	$—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(88,532,661)	—	4,499,897	—
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	15,993,303	—	(2,698,764)	—
Direxion Daily Mid Cap Bear 3X Shares	Swap Contracts	(7,590,955)	—	(1,951,562)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	378,214,436	—	(71,614,608)	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(458,789,602)	—	95,393,474	—
Direxion Daily China Bull 3X Shares	Swap Contracts	(6,359,101)	—	(1,781,406)	—
Direxion Daily China Bear 3X Shares	Swap Contracts	(2,708,845)	—	852,851	—
Direxion Daily Developed Markets Bull 3X Shares	Swap Contracts	315,738	—	2,304,726	—
Direxion Daily Developed Markets Bear 3X Shares	Swap Contracts	(4,502,712)	—	(1,904,784)	—
Direxion Daily Emerging Markets Bull 3X Shares	Swap Contracts	(4,817,112)	—	437,966	—
Direxion Daily Emerging Markets Bear 3X Shares	Swap Contracts	(44,535,004)	—	(1,922,659)	—
Direxion Daily India Bull 3X Shares	Swap Contracts	(7,858,826)	—	2,430,221	—
Direxion Daily Latin America Bull 3X Shares	Swap Contracts	(1,335,902)	—	(5,309,807)	—
Direxion Daily Russia Bull 3X Shares	Swap Contracts	(3,185,460)	—	29,312	—
Direxion Daily Russia Bear 3X Shares	Swap Contracts	(3,724,341)	—	1,358,386	—
Direxion Daily Basic Materials Bull 3X Shares	Swap Contracts	(126,898)	—	173,271	—
Direxion Daily Gold Miners Bull 3X Shares	Swap Contracts	(101,462,275)	—	129,776,471	—
Direxion Daily Gold Miners Bear 3X Shares	Swap Contracts	(10,824,208)	—	(2,679,477)	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	75,758	—	1,859,413	—
Direxion Daily Natural Gas Related Bull 3X Shares	Swap Contracts	(822,171)	—	(1,524,937)	—
Direxion Daily Natural Gas Related Bear 3X Shares	Swap Contracts	(900,541)	—	936,693	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	3,649,700	—	901,768	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	15,251,513	—	(20,797,485)	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(8,531,932)	—	7,365,975	—
Direxion Daily Energy Bull 3X Shares	Swap Contracts	86,868,969	—	(8,727,341)	—
Direxion Daily Energy Bear 3X Shares	Swap Contracts	(36,205,055)	—	9,907,197	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	524,374,046	—	73,795,017	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(757,773,308)	—	133,526,046	—
Direxion Daily Real Estate Bull 3X Shares	Swap Contracts	19,859,461	—	15,740,987	—

168	DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Real Estate Bear 3X Shares	Swap Contracts	$(14,887,531)	$—	$743,814	$—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	70,889,571	—	(32,342,973)	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(20,967,598)	—	9,081,798	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	1,225,506	—	(418,406)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(16,349,207)	—	3,002,779
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	3,425,820	—	688,283
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(144,641,693)	—	6,994,273

[1]	Statement of Operations location: Net realized gain (loss) on swaps.
[2]	Statement of Operations location: Change in net unrealized appreciation (depreciation) on swaps.

For the year ended October 31, 2012, the volume of derivatives held by the Fund was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swaps Contracts	Short Equity Swaps Contracts
Direxion Daily S&P 500® Bull 3X Shares	$647,673,823	$—
Direxion Daily S&P 500® Bear 3X Shares	—	540,323,755
Direxion Daily Mid Cap Bull 3X Shares	130,048,684	—
Direxion Daily Mid Cap Bear 3X Shares	—	45,296,336
Direxion Daily Small Cap Bull 3X Shares	2,222,810,429	—
Direxion Daily Small Cap Bear 3X Shares	—	2,597,940,889
Direxion Daily China Bull 3X Shares	127,783,642	—
Direxion Daily China Bear 3X Shares	—	37,038,260
Direxion Daily Developed Markets Bull 3X Shares	56,331,433	—
Direxion Daily Developed Markets Bear 3X Shares	—	44,864,015
Direxion Daily Emerging Markets Bull 3X Shares	990,449,717	—
Direxion Daily Emerging Markets Bear 3X Shares	—	383,623,670
Direxion Daily India Bull 3X Shares	50,453,976	—
Direxion Daily Latin America Bull 3X Shares	94,207,493	—
Direxion Daily Russia Bull 3X Shares	47,311,298	—
Direxion Daily Russia Bear 3X Shares	—	23,036,597
Direxion Daily Basic Materials Bull 3X Shares	10,629,811	—
Direxion Daily Gold Miners Bull 3X Shares	522,558,622	—
Direxion Daily Gold Miners Bear 3X Shares	—	54,835,858
Direxion Daily Healthcare Bull 3X Shares	11,654,576	—
Direxion Daily Natural Gas Related Bull 3X Shares	47,090,394	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	10,043,205
Direxion Daily Retail Bull 3X Shares	17,037,003	—
Direxion Daily Semiconductor Bull 3X Shares	274,010,758	—
Direxion Daily Semiconductor Bear 3X Shares	—	71,050,403
Direxion Daily Energy Bull 3X Shares	900,546,518	—
Direxion Daily Energy Bear 3X Shares	—	268,409,614
Direxion Daily Financial Bull 3X Shares	3,560,186,744	—

DIREXION ANNUAL REPORT	169

	Quarterly Average Gross Notional Amounts
	Long Equity Swaps Contracts	Short Equity Swaps Contracts
Direxion Daily Financial Bear 3X Shares	$—	$2,555,704,673
Direxion Daily Real Estate Bull 3X Shares	281,789,264	—
Direxion Daily Real Estate Bear 3X Shares	—	68,938,274
Direxion Daily Technology Bull 3X Shares	442,172,260	—
Direxion Daily Technology Bear 3X Shares	—	104,125,734
Direxion Daily 7-10 Year Treasury Bull 3X Shares	13,893,965	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	151,696,509
Direxion Daily 20+ Year Treasury Bull 3X Shares	65,407,489	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	857,914,361

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% (or -300%) daily performance of their respective index.

8.	PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds’ prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds’ counterparties are generally required to post collateral to the Funds to the extent of the Funds’ daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Correlation Risk – A number of factors may affect a Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds’ ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are “leveraged” funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds’ use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

170	DIREXION ANNUAL REPORT

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. Swap agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

9.	NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board issued improved disclosures intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, these disclosures facilitate comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. These disclosures require entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. These disclosures are effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating its implications and impact on the financial statements.

10.	ADDITIONAL INFORMATION

During the period ended October 31, 2012, shares of the Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, and Direxion Daily 20+ Year Treasury Bear 3X Shares, were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder’s investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate	Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split

Direxion Daily Emerging Markets Bull 3X Shares	11/10/2011	1:5	$17.44	$87.20	21,550,000	4,310,000
Direxion Daily Latin America Bull 3X Shares	11/10/2011	1:5	17.71	88.55	2,200,029	440,006
Direxion Daily Russia Bull 3X Shares	11/10/2011	1:3	13.89	41.67	900,001	300,000
Direxion Daily Financial Bull 3X Shares	11/10/2011	1:5	12.70	63.50	115,246,803	23,049,361
Direxion Daily Real Estate Bear 3X Shares	11/10/2011	1:5	9.73	48.65	3,969,891	793,978
Direxion Daily 20+ Year Treasury Bear 3X Shares	11/10/2011	1:5	15.40	77.00	17,850,000	3,570,000

11.	SUBSEQUENT EVENTS

The Funds follow authoritative standards for accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

DIREXION ANNUAL REPORT	171

The Trust, the Advisor, the Direxion Daily Financial Bear 3X Shares (“Financial Bear Shares”), the Direxion Daily Energy Bear 3X Shares (“Energy Bear Shares”) the Direxion Daily S&P 500® Bear 3X Shares (formerly the “Direxion Daily Large Cap Bear 3X Shares”) and the Direxion Daily Small Cap Bear 3X Shares (each a “Fund” and together the “Funds”) are named as defendants in several complaints filed in 2009. These complaints allege that the Trust’s registration statement for the Funds contained incomplete and/or misleading information because it allegedly failed to properly disclose that, while a Fund is designed to generate returns that approximate three times the inverse of the performance of its target benchmark on a daily basis, for longer time horizons a Fund’s performance differs substantially and unpredictably from three times the inverse of the performance of the target benchmark. The costs of litigation are considered outside and above the existing operating expense cap and are included within other expenses in each Fund’s Statement of Operations. At this time these litigation fees have been reimbursed under the Professional Liability and Director and Officer Liability insurance policy maintained by the Adviser and Trust with the exception of $5,450 in the Financial Bear Shares and $5,450 in the Energy Bear Shares. At a mediation on December 4, 2012 the parties agreed to settle the case and such negotiations are ongoing. It is expected that the Funds will be reimbursed for the costs of litigation including any such settlement by insurance proceeds or the Adviser.

The Funds declared capital gain dividend distributions with an ex-date of December 12, 2012 and a payable date of December 19, 2012 for shareholders of record of December 14, 2012. Additionally, the Funds declared income dividends with an ex-date of December 18, 2012 and payable date of December 26, 2012 for shareholders of record of December 20, 2012. The income dividend and capital gain dividend distribution per share for each Fund was as follows:

Funds	Per Share Income Distribution	Per Share Short Term Capital Gain Distribution	Per Share Long Term Capital Gain Distribution

Direxion Daily S&P 500® Bull 3X Shares	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—
Direxion Daily Mid Cap Bull 3X Shares	—	—	—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—
Direxion Daily China Bull 3X Shares	—	—	—
Direxion Daily China Bear 3X Shares	—	—	—
Direxion Daily Developed Markets Bull 3X Shares	0.07031	—	—
Direxion Daily Developed Markets Bear 3X Shares	—	—	—
Direxion Daily Emerging Markets Bull 3X Shares	0.08990	—	—
Direxion Daily Emerging Markets Bear 3X Shares	—	—	—
Direxion Daily India Bull 3X Shares	0.01330	—	—
Direxion Daily Latin America Bull 3X Shares	0.16998	—	—
Direxion Daily Russia Bull 3X Shares	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—
Direxion Daily Basic Materials Bull 3X Shares	—	—	—
Direxion Daily Gold Miners Bull 3X Shares	—	—	—
Direxion Daily Gold Miners Bear 3X Shares	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—
Direxion Daily Retail Bull 3X Shares	—	6.00887	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—
Direxion Daily Energy Bull 3X Shares	—	—	—
Direxion Daily Energy Bear 3X Shares	—	—	—
Direxion Daily Financial Bull 3X Shares	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—

172	DIREXION ANNUAL REPORT

Funds	Per Share Income Distribution	Per Share Short Term Capital Gain Distribution	Per Share Long Term Capital Gain Distribution
Direxion Daily Real Estate Bull 3X Shares	0.00760	—	—
Direxion Daily Real Estate Bear 3X Shares	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.07353	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—

The Trust has evaluated subsequent events through the issuance of the Funds financial statements and has determined, other than the disclosures stated; there are no other events that impacted the Funds’ financial statements.

DIREXION ANNUAL REPORT	173

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and

Shareholders of Direxion Shares ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Direxion Daily S&P 500 Bull 3X Shares, Direxion Daily S&P 500 Bear 3X Shares, Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Gold Miners Bull 3X Shares, Direxion Daily Gold Miners Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Basic Materials Bull 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily Developed Markets Bull 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily China Bull 3X Shares, Direxion Daily China Bear 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares (certain of the portfolios constituting the Direxion Shares ETF Trust (the Trust) and collectively referred to as the Funds), as of October 31, 2012, and the related statements of operations, the changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as listed above of the Trust at October 31, 2012, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 24, 2012

174	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualified interest income rate (“QII”), and the qualified short-term gain rate (“QSTG”) is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily S&P 500® Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Mid Cap Bull 3X Shares	7.04%	7.21%	0.00%	0.00%
Direxion Daily Mid Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily China Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Developed Markets Bull 3X Shares	2.04%	13.45%	0.00%	0.00%
Direxion Daily Developed Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Emerging Markets Bull 3X Shares	18.56%	18.56%	0.00%	0.00%
Direxion Daily Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily India Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Latin America Bull 3X Shares	11.63%	16.45%	0.00%	0.00%
Direxion Daily Russia Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Russia Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Basic Materials Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Bull 3X Shares	0.19%	0.19%	0.07%	100.00%
Direxion Daily Gold Miners Bear 3X Shares	0.00%	0.00%	0.25%	100.00%
Direxion Daily Healthcare Bull 3X Shares	20.41%	20.41%	0.09%	97.69%
Direxion Daily Natural Gas Related Bull 3X Shares	11.13%	11.13%	0.09%	100.00%
Direxion Daily Natural Gas Related Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Retail Bull 3X Shares	14.14%	14.14%	0.00%	100.00%
Direxion Daily Semiconductor Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Real Estate Bull 3X Shares	0.53%	0.37%	0.00%	100.00%
Direxion Daily Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.00%	0.00%	3.59%	100.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.45%	0.45%	0.06%	100.00%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2012. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those

DIREXION ANNUAL REPORT	175

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

176	DIREXION ANNUAL REPORT

Direxion Shares

Trustees and Officers

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(3) Age: 44	President Chairman of Board of Trustees	One Year; Since 2008 Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999-present.	123	None

Non-Interested Trustees
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Fund Complex Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel J. Byrne Age: 68	Trustee	Lifetime of Trust until removal or resignation; Since 2008	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	145	None

Gerald E. Shanley III Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	145	None

John Weisser Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	145	Director, Eclipse Funds (2 Funds), Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (14 Funds), MainStay VP Fund Series (28 Funds).

DIREXION ANNUAL REPORT	177

Direxion Shares

Trustees and Officers

Officers
Name, Address(1) and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(3) Age: 44	President Chairman of Board of Trustees	One Year; Since 2008 Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty, 1999-present.	123	N/A

Patrick J. Rudnick Age: 39	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 36	Secretary Chief Compliance Officer	One Year; Since 2011 One Year; Since 2012	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May - August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	The address for all trustees and officers is 1301 Avenue of the Americas (6th Ave.), 35th Floor, New York, NY 10019.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds, which currently offers for sale to the public 21 portfolios, the Direxion Insurance Trust, which currently offers for sale 1 portfolio, and the Direxion Shares ETF Trust, which currently offers for sale to the public 47 of the 123 funds currently registered with the SEC.

(3)	Mr. O’Neill is affiliated with Rafferty. Mr. O’Neill is the Managing Director of Rafferty and owns a beneficial interest in Rafferty.

(4)	Each officer of the Trust holds office until his or her successor is elected and qualified or until his or her earlier death, inability to serve, removal or resignation.

178	DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

October 31, 2012 (Unaudited)

Investment Advisory Agreement Approval

Provided below is a summary of certain of the factors the Board considered at its August 15, 2012 Board meeting in renewing the Advisory Agreement (“Agreement”) between Rafferty Asset Management (“Rafferty”) and the Direxion Shares ETF Trust (the “Trust”), on behalf of the Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares, Direxion Daily Basic Materials Bull 3X Shares, Direxion Daily China Bull 3X Shares, Direxion Daily China Bear 3X Shares, Direxion Daily Developed Markets Bull 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Bull 3X Shares, Direxion Daily Gold Miners Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily India Bull 3X Shares, Direxion Daily S&P 500 Bull 3X Shares (formerly Direxion Daily Large Cap Bull 3X Shares), Direxion Daily S&P 500 Bear 3X Shares (formerly Direxion Daily Large Cap Bear 3X Shares), Direxion Daily Latin America Bull 3X Shares, Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Technology Bull 3X Shares and Direxion Daily Technology Bear 3X Shares, each a series of the Trust (collectively, the “Funds”). The Funds managed by Rafferty using a leveraged strategy are referred to as the “Leveraged Index Funds.”

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreement, the Board considered the best interests of each Fund separately. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise, and that the Independent Board members had met separately on August 7, 2012, to consider these specific contract renewals. While the Agreement for all of the Funds was considered at the same Board meeting, the Board considered each Fund’s investment advisory relationship separately.

In each instance, the Board considered, among others, the following factors: (1) the nature and quality of the services provided; (2) the investment performance information regarding each operational Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee rate schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with any other clients (such as pension funds and other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by Rafferty from its relationship with the Funds.

Nature, Extent and Quality of Services Provided.    The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust since its inception and has developed an expertise in managing the Funds, particularly those using a leveraged strategy. The Board also noted that Rafferty trades efficiently, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Funds and meet its contractual fee waivers and/or expense reimbursement obligations, if any. The Board also considered Rafferty’s recent appointment of a new Chief Compliance Officer and utilization of the services of an independent compliance consulting firm that supports Rafferty’s Chief Compliance Officer. They noted that reports from both the Chief Compliance Officer and the independent compliance firm have been and will continue to be provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Funds, including oversight of the Funds’ service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Funds under the Agreement were fair and reasonable.

DIREXION ANNUAL REPORT	179

Performance of the Funds.    The Board considered quarterly reports throughout the year related to the performance of the operational Funds. In addition, the Board evaluated the performance of the operational Funds relative to: (1) performance models for the year-to-date and since-inception periods ended June 30, 2012; and (2) market indices for the year-to-date and since-inception periods ended June 30, 2012. The Board considered Rafferty’s explanation that the Leveraged Index Funds’ performance is more appropriately compared to the models than to the market indices. The Board also considered Rafferty’s explanation that the Leveraged Index Funds are difficult to categorize with other Lipper and Morningstar peer group funds because the Leveraged Index Funds seek daily investment results that are leveraged and the Lipper and Morningstar peer group funds generally do not.

The Board noted Rafferty’s explanation that the performance of a Leveraged Index Fund and its model typically will differ materially from the performance of the Fund’s benchmark index because the benchmark index’s performance does not reflect the effects of a leveraged investment strategy or the compounding impact of a Fund’s daily performance. In addition, the Board noted Rafferty’s representation that the underperforming Leveraged Index Funds generally underperformed their models due to a combination of factors (collectively, the “Factors”), most notably: (1) that a Leveraged Index Fund’s performance will be adversely affected by fund expenses and cash flows into and out of the Fund, which are not factors that impact the performance of the Funds’ models and benchmark indices; (2) tracking differences between the swap contracts or other investment companies held by certain of the Leveraged Index Funds and the securities included in their benchmark indices; and (3) daily price deviations between the time when Rafferty rebalanced the Leveraged Index Funds’ portfolios and the close of the markets. The Board noted that the Funds’ models are not affected by these price deviations.

With respect to the Direxion Daily India Bull 3X Shares, Direxion Daily S&P 500 Bull 3X Shares, Direxion Daily Basic Materials Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Developed Markets Bear 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Real Estate Bear 3X Shares, Direxion Daily Emerging Markets Bear 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily China Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Gold Miners Bull 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Developed Markets Bull 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily Emerging Markets Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily S&P 500 Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares, Direxion Daily Real Estate Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily Gold Miners Bear 3X Shares, Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily China Bear 3X Shares, the Board considered that the Funds underperformed their models for the year-to-date period ended June 30, 2012. The Board noted Rafferty’s representation that each Fund underperformed its model primarily due to the previously discussed Factors.

Costs of Services Provided to the Funds and Profits Realized.     The Board considered the overall fees paid to Rafferty on an annual basis since each Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered advisory fee rates charged by, and total expense ratios of, comparable fund groups. In this regard, management advised the Board that the advisory fee rates for each of the Funds are similar to or, in some cases, lower than the advisory fee rates for the comparable fund groups. The Board also considered that Rafferty agreed to limit the total expenses for the Funds via contractual fee waivers and/or expense reimbursements. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. The Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale.    The Board considered whether economies of scale will be realized by Rafferty as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted that in the past year, per the Board’s request, Rafferty agreed to institute breakpoints through an advisory fee contractual waiver for the Funds. The Board further noted Rafferty’s representation that as each Fund achieves sufficient asset levels and reaches economies of scale these breakpoints will result in a lower advisory fee rate and benefit shareholders. In addition, the Board considered Rafferty’s representation that it was continuing to work on its sales and marketing efforts to raise additional assets in the Funds.

180	DIREXION ANNUAL REPORT

Other Benefits.    The Board considered Rafferty’s representation that its relationship with the Funds has permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.    Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT	181

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182

PRIVACY NOTICE

At the Direxion Shares, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

—	Account applications or other forms on which you provide information,

—	Mail, e-mail, the telephone and our website, and

—	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

—	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

—	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ non-public personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (866) 476-7523.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

ANNUAL REPORT OCTOBER 31, 2012

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 www.direxionshares.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon

101 Barclay Street

New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-866-476-7523 or by accessing the SEC’s website at www.sec.gov. Such reports maybe reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Funds’ premium/discount information is available free of charge on the Funds’ website, www.direxionshares.com or by calling 1-866-476-7523.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-866-476-7523, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2012	FYE 10/31/2011
Audit Fees	$869,500	$925,000
Audit-Related Fees	—	—
Tax Fees	358,400	317,200
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2012	FYE 10/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2012	FYE 10/31/2011
Registrant	None	None
Registrant’s Investment Adviser	None	None
Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)*	/s/ Daniel D. O’Neill
Daniel D. O’Neill, President

Date January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel D. O’Neill
Daniel D. O’Neill, President

Date January 3, 2013

By (Signature and Title)*	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date January 3, 2013

*	Print the name and title of each signing officer under his or her signature.